     As filed electronically with the Securities and Exchange Commission on
                                April 28, 2006.


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 33-507


Pre-Effective Amendment No. ______

Post-Effective Amendment No. 66

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-4419

Amendment No. 67


                        (Check appropriate box or boxes.)

                         AEGON/Transamerica Series Trust
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716 (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

     John K. Carter, Esq. 570 Carillon Parkway St. Petersburg, Florida 33716
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485.

[ ]  On (Date) pursuant to paragraph (a) (1) of Rule 485.

[ ]  On (Date) pursuant to paragraph (a) (2) of Rule 485.

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]  On May 1, 2006 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               ACI-1    American Century International
                                             ACLCV-1    American Century Large Company Value
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             MFSHY-1    MFS High Yield
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                              TEII-1    Transamerica Equity II
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKLCC-1    Van Kampen Large Cap Core
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the

                                      ATST
                                 AB-1 AEGON Bond
portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     0.14%

1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended  09/30/1998
Lowest:   (3.87)% Quarter ended  03/31/1996

                                      ATST
                                 AB-2 AEGON Bond

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                2.30%     5.79%      5.48%
Service Class                2.07%      N/A       3.05%
Lehman Brothers Aggregate
  Bond Index                 2.43%     5.87%      6.16%
Lehman Brothers U.S.
  Government/Credit Index    2.37%     6.10%      6.17%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.59%      0.84%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.59%      0.84%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $60      $189      $329      $  738
Service Class                 $86      $268      $466      $1,037
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

                                      ATST
                                 AB-3 AEGON Bond

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors Inc. since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                                 AB-4 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2005    $12.23         $0.54           $(0.26)        $0.28        $(0.66)     $(0.02)      $(0.68)       $11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
           12/31/2001     11.14          0.63             0.27          0.90         (0.08)         --        (0.08)        11.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.30%       $185,820      0.59%     0.59%         4.42%           6%
                 12/31/2004       4.53         218,258      0.56      0.56          4.52           12
                 12/31/2003       4.28         264,668      0.52      0.52          4.88           27
                 12/31/2002       9.97         331,734      0.53      0.53          5.21           49
                 12/31/2001       8.07         255,940      0.55      0.55          5.42           53
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.07           8,293      0.84      0.84          4.16            6
                 12/31/2004       4.31           5,471      0.81      0.81          4.21           12
                 12/31/2003       1.78           1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) AEGON Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                                 AB-5 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(AMERICAN CENTURY LOGO)    American Century International


NOTE: At a recent Board meeting, the Board of Trustees approved a sub-adviser replacement for this portfolio. Effective on or about July 1, 2006, this portfolio will be sub-advised by MFS Investment Management and the portfolio will be named MFS International Equity.
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

 - Equity securities of growing foreign companies

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by ACGIM. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using ACGIM's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In addition to locating strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, the managers intend to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                      ACI-1 American Century International

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional risks and costs. Risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                      ACI-2 American Century International

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risk include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                      ACI-3 American Century International


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            12.86%   (0.49)%       2.58%
Service Class            12.42%     N/A        20.18%
MSCI-EAFE Index          14.02%    4.94%        6.16%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.10%      1.35%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.10%      1.35%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $112     $350      $606      $1,340
Service Class                 $137     $428      $739      $1,624
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: American Century Global Investment Management, Inc., The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.50% of the first $250 million; 0.475% over $250 million up to

                                      ATST
                      ACI-4 American Century International

$500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

ACGIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. The portfolio managers on the team buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since May 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. Mr. Creveling received a bachelor's of science degree in accounting from Drexel University and an MBA in finance from The Stern School of Business -- New York University.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining ACGIM, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      ACI-5 American Century International

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.61        $ 0.11           $ 0.92         $ 1.03       $(0.07)     $(0.82)      $(0.89)       $ 8.75
           12/31/2004      7.53          0.05             1.03           1.08           --          --           --          8.61
           12/31/2003      6.01          0.04             1.48           1.52           --          --           --          7.53
           12/31/2002      7.65          0.01            (1.63)         (1.62)       (0.02)         --        (0.02)         6.01
           12/31/2001     10.34          0.07            (2.45)         (2.38)       (0.28)      (0.03)       (0.31)         7.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      8.59          0.08             0.91           0.99        (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03             1.04           1.07           --          --           --          8.59
           12/31/2003      5.91         (0.02)            1.63           1.61           --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(h)   Total(h)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.86 %     $265,260      1.10%     1.10%         1.30 %         103%
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century International share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                      ACI-6 American Century International

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    American Century Large Company Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal. (CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc., seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in larger companies. Under normal market conditions, the portfolio will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's assets invested in large cap U.S. equity securities at all times.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign

                                      ATST
                  ACLCV-1 American Century Large Company Value issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's Composite Stock Price Index (S&P 500), is a widely recognized unmanaged index of market performance which is comprised of 500 widely held

                                      ATST
                  ACLCV-2 American Century Large Company Value common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000 Value Index, is a widely recognized managed index of market performance which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (19.38)%

2003                    28.79%

2004                    13.91%

2005                     4.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.21%  Quarter ended  06/30/2003
Lowest:   (16.82)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             LIFE OF
                                  1 YEAR      FUND*
                                  ------   ------------
Initial Class                      4.15%       3.37%
Service Class                      3.83%      15.44%
S&P 500 Composite Stock Price
  Index                            4.91%       1.69%
Russell 1000 Value Index**         7.05%       5.95%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.35%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                  ACLCV-3 American Century Large Company Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $290      $504      $1,120
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% of assets over $250 million up to $500 million; 0.775% of assets over $500 million up to $750 million; and 0.70% in excess of $750 million.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main St., 14th Floor, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

MARK MALLON, CFA, Chief Investment Officer and Executive Vice President, has been a member of the team that manages the portfolio since its inception. He joined ACIM in April 1997. Before joining ACIM, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University.

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined ACIM in December 1998. Before joining ACIM, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's Degree in mathematics and a Master's Degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago.

BRENDON HEALY, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined ACIM in April 2000 and has been a Portfolio Manager since February 2004. Before joining ACIM, he spent six years with USAA as an equity analyst. He has a Bachelor's Degree in mechanical engineering from the University of Arizona and an MBA from the University of Texas-Austin.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  ACLCV-4 American Century Large Company Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $11.06         $0.18           $ 0.26         $ 0.44       $(0.07)     $(0.42)      $(0.49)       $11.01
           12/31/2004      9.81          0.17             1.18           1.35        (0.10)         --        (0.10)        11.06
           12/31/2003      7.64          0.12             2.08           2.20        (0.03)         --        (0.03)         9.81
           12/31/2002      9.48          0.06            (1.90)         (1.84)          --          --           --          7.64
           12/31/2001     10.00          0.03            (0.55)         (0.52)          --          --           --          9.48
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     11.07          0.15             0.26           0.41        (0.06)      (0.42)       (0.48)        11.00
           12/31/2004      9.82          0.17             1.16           1.33        (0.08)         --        (0.08)        11.07
           12/31/2003      7.90          0.08             1.85           1.93        (0.01)         --        (0.01)         9.82
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.15%      $120,738      0.91%     0.91%         1.62%          26%
                 12/31/2004       13.91        185,445      0.97      0.97          1.67           86
                 12/31/2003       28.79         59,978      1.08      1.08          1.41           62
                 12/31/2002      (19.38)        34,898      1.40      1.54          0.76           94
                 12/31/2001       (5.20)         6,785      1.40      5.95          0.50           47
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.83          1,781      1.16      1.16          1.36           26
                 12/31/2004       13.61          1,947      1.22      1.22          1.66           86
                 12/31/2003       24.40            149      1.31      1.31          1.39           62
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century Large Company Value share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                  ACLCV-5 American Century Large Company Value

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be based in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.
The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time.

To determine how to allocate
portfolio assets among the
"great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                      GCA-1 Great Companies -- America(SM)

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     1.72%

2005                     3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%   Quarter ended  06/30/2003
Lowest:   (16.25)%  Quarter ended  06/30/2002

                                      ATST
                      GCA-2 Great Companies -- America(SM)

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR  5 YEAR   LIFE OF FUND*
                          ------  ------   -------------
Initial Class              3.88%   (1.71)%      0.76%
Service Class              3.63%     N/A        8.15%
S&P 500 Composite Stock
  Price Index              4.91%    0.54%      (1.06)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006. TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is: 0.30% of the first $500 million; and 0.25% in excess of $500 million

                                      ATST
                      GCA-3 Great Companies -- America(SM)
less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA) in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      GCA-4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                                                                              Distributions
                                               Investment Operations              -------------------------------------
                        Net Asset   -------------------------------------------                  From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 9.89         $0.05           $ 0.33         $ 0.38       $(0.09)      $--         $(0.09)       $10.18
           12/31/2004      9.78          0.07             0.09           0.16        (0.05)       --          (0.05)         9.89
           12/31/2003      7.88          0.06             1.88           1.94        (0.04)       --          (0.04)         9.78
           12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)       --          (0.02)         7.88
           12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)       --          (0.03)         9.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $ 9.92         $0.03           $ 0.33         $ 0.36       $(0.08)      $--         $(0.08)       $10.20
           12/31/2004      9.81          0.06             0.08           0.14        (0.03)       --          (0.03)         9.92
           12/31/2003      8.37          0.03             1.41           1.44           --        --             --          9.81
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.88 %     $231,323      0.88%     0.88%         0.53%          112%
           12/31/2004        1.72        294,213      0.86      0.86          0.78            53
           12/31/2003       24.67        229,217      0.85      0.85          0.73            39
           12/31/2002      (20.69)       233,961      0.88      0.88          0.54            31
           12/31/2001      (12.20)       152,874      0.89      0.89          0.39            70
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.63 %     $  3,977      1.13%     1.13%         0.27%          112%
           12/31/2004        1.46          4,098      1.12      1.12          0.59            53
           12/31/2003       17.25            541      1.12      1.12          0.50            39
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-America(SM) share classes commenced operations as follows:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      GCA-5 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    J.P. Morgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

 - High potential reward compared to potential risk

 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market

                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index
performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.46%    (0.34)%       6.10%
Service Class             3.20%      N/A        13.48%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        6.89%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                       JPMEI-3 J.P. Morgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of J.P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMEI-4 J.P. Morgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.04         $0.13           $ 0.35         $ 0.48       $(0.18)      $--         $(0.18)       $14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
           12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)       --          (0.09)        13.24
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.46 %     $200,857      0.83%     0.83%         0.95%          42%
           12/31/2004       11.02        231,055      0.80      0.80          1.18           48
           12/31/2003       28.94        233,744      0.82      0.82          0.91           52
           12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
           12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.20          7,462      1.08      1.08          0.71           42
           12/31/2004       10.71          6,339      1.06      1.06          1.33           48
           12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       JPMEI-5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    J.P. Morgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              9.15%     6.62%        7.98%
Service Class              8.86%      N/A        18.55%
Russell MidCap Value
  Index                   12.65%    12.20%       10.92%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       JPMMCV-3 J.P. Morgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, N.Y. 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1980, Jonathan is portfolio manager of the U.S.-domiciled JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund as well as co-portfolio manager of the JPMorgan Equity Income Fund. In addition, he is portfolio manager of the Luxembourg-domiciled JPMF US Strategic Value Fund and JPMF America Equity Fund. Jonathan joined the firm as an analyst in the London office, with responsibility for covering the energy, real estate, and building products sectors in U.S. small cap. He joined the New York office in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, CPA, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high-net-worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMMCV-4 J.P. Morgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.81        $ 0.13           $ 1.22         $ 1.35       $(0.03)     $(0.24)      $(0.27)       $15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
           12/31/2001     11.90          0.01            (0.49)         (0.48)       (0.12)      (0.01)       (0.13)        11.29
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $14.77        $ 0.09           $ 1.22         $ 1.31       $(0.01)     $(0.24)      $(0.25)       $15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,      to Average Net     Net Investment
            For the                      End of          Assets(f)       Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)    Rate (g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.15 %     $338,377      0.89%(h)   0.89%(h)      0.82 %         68%
           12/31/2004       14.58        295,909      1.00(i)   1.00(i)       0.58           109
           12/31/2003       31.42         74,375      1.00      1.02          0.10            73
           12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
           12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        8.86 %     $    614      1.14%(h)   1.14%(h)      0.59 %         68%
           12/31/2004       14.36            470      1.25(i)   1.25(i)       0.27           109
           12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                       JPMMCV-5 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.
It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC, seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments.

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      ATST
                             JNGR-1 Jennison Growth

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, is a widely recognized, unmanaged index of market performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may

                                      ATST
                             JNGR-2 Jennison Growth
be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                             1 YEAR   5 YEARS     FUND*
                             ------   --------   -------
Initial Class                13.79%    (2.04)%     0.36%
Service Class                13.52%      N/A      16.39%
Russell 1000 Growth Index     5.26%    (3.58)%     4.96%
S&P 500 Composite Stock
  Price Index**               4.91%     0.54%      7.62%

 *  Initial Class shares commenced operations
    November 18, 1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. This benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-advisor since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80 of the first $500 million; and 0.70 in excess of $500 million.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in 1972 and is currently a Managing Director. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.01        $(0.01)          $ 1.07         $ 1.06       $(0.02)     $(0.50)      $(0.52)       $ 8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
           12/31/2001     10.30         (0.02)           (1.87)         (1.89)       (0.18)         --        (0.18)         8.23
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005       13.79 %     $152,630      0.87%     0.87%        (0.14)%          67%
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
           12/31/2001      (18.54)        34,245      1.01      1.01         (0.13)           78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio is a "diversified" portfolio and invests primarily in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called "bottom-up stock" selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers and suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes (such as, without limitation: the introduction of a new product line, the appointment of a new management team, or an acquisition). As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the portfolio to incur higher transaction costs (which may adversely affect the portfolio's performance) and may increase taxable distributions for shareholders.

                                      ATST
                             MARGR-1 Marsico Growth

Marisco may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in

                                      ATST
                             MARGR-2 Marsico Growth
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  06/30/2003
Lowest:   (16.26)% Quarter ended  09/30/2002

                                      ATST
                             MARGR-3 Marsico Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  8.58%    (0.42)%    0.85%
Service Class                  8.21%      N/A%    15.10%
S&P 500 Composite Stock
  Price Index                  4.91%     0.54%     0.54%
Russell 1000 Growth Index**    5.26%    (3.58)%   (3.14)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 S. Tryon St., Charlotte, NC 28255.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

                                      ATST
                             MARGR-4 Marsico Growth

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the founder and Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.53        $ 0.01          $  0.81        $  0.82      $ (0.01)     $    --       $ (0.01)       $10.34
         12/31/2004      8.49          0.01             1.03           1.04           --           --            --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --           --            --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)          --         (0.01)         6.72
         12/31/2001     10.67          0.02            (1.52)         (1.50)       (0.07)       (0.01)        (0.08)         9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.50         (0.01)            0.79           0.78           --           --            --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --           --            --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --           --            --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.58 %     $194,775      0.88%     0.88%         0.15 %          66%
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are engaged in Internet-related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet-related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies

                                      ATST
                                MN-1 Munder Net50
often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                                MN-2 Munder Net50

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index, a widely recognized, unmanaged index of market performance. The Inter@ctive Week Internet Index (IIX) is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             8.06%    (0.94)%       1.67%
Service Class             7.77%      N/A        22.70%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        0.54%
Inter@ctive Week
  Internet Index          1.28%    (8.85)%      (9.09)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed
    this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                                MN-3 Munder Net50

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                            0.90%      0.90%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.12%      0.12%
                                          ------------------
TOTAL                                      1.02%      1.27%
Expense reduction(c)                       0.02%      0.02%
                                          ------------------
NET OPERATING EXPENSES                     1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $102     $323      $561      $1,246
Service Class                 $127     $401      $695      $1,532
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.90%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Suite 300, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50%, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder

                                      ATST
                                MN-4 Munder Net50

@Vantage Fund, since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.55        $(0.06)          $ 0.83         $ 0.77       $   --      $   --        $   --        $10.32
         12/31/2004      8.28         (0.05)            1.32           1.27           --          --            --          9.55
         12/31/2003      4.97         (0.06)            3.37           3.31           --          --            --          8.28
         12/31/2002      8.07         (0.05)           (3.05)         (3.10)          --          --            --          4.97
         12/31/2001     10.88            --            (2.76)         (2.76)       (0.05)         --         (0.05)         8.07
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.52         (0.08)            0.82           0.74           --          --            --         10.26
         12/31/2004      8.28         (0.06)            1.30           1.24           --          --            --          9.52
         12/31/2003      5.94         (0.06)            2.40           2.34           --          --            --          8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.06 %     $113,452      1.00%     1.02%        (0.62)%          96%
                 12/31/2004       15.34        100,139      1.00(h)   1.00(h)      (0.55)           34
                 12/31/2003       66.60         74,941      1.00      1.08         (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00      1.77         (0.92)           52
                 12/31/2001      (25.42)        11,245      1.00      1.72          0.05           208
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.77          3,179      1.25      1.27         (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)   1.25(h)      (0.68)           34
                 12/31/2003       39.39            750      1.25      1.38         (1.14)           29
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

- Political instability and small markets

- Different market trading days

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000 Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    20.77%

1997                    28.57%

1998                    28.67%

1999                    22.19%

2000                    (0.51)%

2001                   (10.04)%

2002                   (22.81)%

2003                    30.76%

2004                     9.86%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  06/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               6.16%     1.15%        9.91%
Service Class               5.90%      N/A        14.07%
S&P 500 Composite Stock
  Price Index               4.91%     0.54%        9.07%
Russell 1000 Growth
  Index**                   5.26%    (3.58)%       6.73%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 88     $274      $477      $1,061
Service Class             $113     $353      $612      $1,352
--------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of assets up to $500 million; and 0.775% of assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750
  million and $1.5
  billion.................   5% reduction fee on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% reduction fee on
                               assets over $1.5 billion
Assets above $3 billion...       10.0% reduction fee on
                                 assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $21.63         $0.06           $ 1.27         $ 1.33       $(0.11)     $   --       $(0.11)       $22.85
           12/31/2004     19.72          0.11             1.83           1.94        (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03             4.61           4.64        (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02            (4.48)         (4.46)       (0.01)         --        (0.01)        15.09
           12/31/2001     25.62          0.02            (2.37)         (2.35)          --       (3.71)       (3.71)        19.56
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.55            --(h)          1.27           1.27        (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09             1.79           1.88        (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)          3.62           3.62           --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.16 %     $311,913      0.86%     0.86%         0.26%          38%
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
                 12/31/2001      (10.04)       229,751      0.91      0.93          0.11           67
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                           TB-1 Transamerica Balanced

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2005)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    7.96%         7.34%
Service Class                    7.79%        11.13%
S&P 500 Composite Stock Price
  Index                          4.91%         5.99%
Lehman Brothers U.S.
  Government/Credit Index        2.37%         5.61%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.94%      1.19%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $300      $520      $1,155
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, Principal, Managing Director and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Head of Fixed Income Investments, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining the Transamerica organization in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.77         $0.14           $ 0.74         $ 0.88       $(0.16)     $(0.86)      $(1.02)       $11.63
         12/31/2004     10.79          0.16             1.02           1.18        (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13             1.19           1.32        (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07            (0.58)         (0.51)           -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.77          0.11             0.74           0.85        (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14             1.01           1.15        (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08             0.98           1.06            -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.96 %      $61,698      0.94%     0.94%         1.17%           50%
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.

---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity II

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The investment objective of this portfolio is long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in:

 - Common stocks

The portfolio pursues its investment objective by investing principally in listed and unlisted common stocks, that is, stocks that are listed on an exchange and those that trade in the over-the-counter market.

The portfolio may also invest in debt securities and convertible or preferred stock having a call on convertible to common stock, by means of a conversion privilege or attached warrants, and warrants or other rights to purchase common stock. Unless market conditions indicate otherwise, the portfolio will be invested in such equity-type securities. However, when market conditions warrant it, a portion of the portfolio's assets may be held in cash or debt securities.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long-term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                          TEII-1 Transamerica Equity II

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of the portfolio has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2004                   16.37%

2005                   17.29%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.52%  Quarter ended  12/31/2004
Lowest:    (4.29)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                LIFE OF
                                       1 YEAR    FUND*
                                       ------   -------
Portfolio                              17.29%    16.89%
Russell 1000 Growth Index               5.26%     5.78%
S&P 500 Composite Stock Price Index**   4.91%     7.86%

* Initial Class shares commenced operations on December 30, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                          TEII-2 Transamerica Equity II

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

------------------------------------------------------------
Management fees                                   0.30%
Other expenses                                    0.14%
                                                  -----
TOTAL                                             0.44%
Expense reduction(b)                              0.14%
                                                  -----
NET OPERATING EXPENSES                            0.30%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.30%, excluding certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.30%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                             1 YEAR   3 YEAR   5 YEAR   10 YEARS
----------------------------------------------------------------
Portfolio                     $31      $127     $232      $541
----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.30%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.30% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of TIM. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                          TEII-3 Transamerica Equity II

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                          For a share outstanding throughout each period(a)
             -----------------------------------------------------------------------------------------------------------
                                    Investment Operations                          Distributions
                         -------------------------------------------   -------------------------------------
             Net Asset                                                                From                     Net Asset
 For the      Value,          Net         Net Realized                  From Net      Net                       Value,
  Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
 Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
------------------------------------------------------------------------------------------------------------------------
12/31/2005    $11.66        $ 0.04           $1.62          $1.66        $(0.14)     $(3.69)      $(3.83)       $ 9.49
12/31/2004     10.02          0.09            1.55(h)        1.64            --          --           --         11.66
12/31/2003     10.00         (0.03)           0.05           0.02            --          --           --         10.02
------------------------------------------------------------------------------------------------------------------------

                                              Ratios/Supplemental Data
                            ------------------------------------------------------------
                                Net       Ratio of Expenses
                              Assets,        to Average       Net Investment
 For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
  Period        Total         Period      -----------------   to Average Net   Turnover
 Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)     Assets(f)       Rate(g)
----------------------------------------------------------------------------------------
12/31/2005      17.29%        $19,991      0.30%     0.44%          0.36%         29%
12/31/2004   16.37(h)          19,171      0.30      0.36           0.84          33
12/31/2003       0.20          85,723      0.30      0.34          (0.30)         --
----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception date of Transamerican Equity II is December 30, 2003.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) The capital contribution from affiliates is included in net realized and unrealized gain (loss) of $0.21. The capital contribution from affiliates increased total return by 2.10% for the year ended December 31, 2004.

                                      ATST
                          TEII-4 Transamerica Equity II

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized unmanaged index of market performance.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's

                                      ATST
                        TVB-1 Transamerica Value Balanced
intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Intermediate U.S. Government/Credit Index, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                        TVB-2 Transamerica Value Balanced


1996                    14.42%

1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  06/20/2003
Lowest:   (12.82)%       Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.59%    4.39%        7.11%
Service Class                6.21%      N/A       11.77%
Russell 1000 Value Index     7.05%    5.28%       10.94%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index    1.58%    5.49%        5.80%

*   The portfolio commenced operations January 3, 1995;
    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to

                                      ATST
                        TVB-3 Transamerica Value Balanced

$1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining the Transamerica organization in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

LEAD FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Senior Vice President and Head of Fixed-Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $13.48         $0.31           $ 0.51         $ 0.82       $(0.36)    $ (1.06)      $(1.42)        $12.88
         12/31/2004     12.41          0.36             0.86           1.22        (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30             1.81           2.11        (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33            (2.20)         (1.87)       (0.28)      (0.48)       (0.76)         10.66
         12/31/2001     13.19          0.36            (0.07)          0.29        (0.19)         --        (0.19)         13.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     13.86          0.28             0.52           0.80        (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37             0.87           1.24        (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18             1.52           1.70        (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.59 %     $462,906      0.85%     0.85%         2.34%           58%
                 12/31/2004        9.96        525,519      0.84      0.84          2.88            98
                 12/31/2003       20.16        249,184      0.82      0.82          2.68            53
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.21          5,240      1.10      1.10          2.09            58
                 12/31/2004        9.83          3,711      1.10      1.10          2.81            98
                 12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    15.23%

1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               13.79%    2.32%        5.18%
Service Class               13.61%      N/A       23.39%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     14.02%    4.94%        6.17%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.27%      0.27%
                                          ------------------
TOTAL                                       1.12%      1.37%
Expense reduction(c)                        0.18%      0.18%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $338      $600      $1,347
Service Class                 $121     $416      $733      $1,631
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.45% up to $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $11.30         $0.18           $ 1.34         $ 1.52       $(0.40)     $   --       $(0.40)       $12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
           12/31/2001     15.18          0.03            (3.09)         (3.06)          --       (2.96)       (2.96)         9.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.79 %     $190,875      0.94%     1.12%         1.62%           22%
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Large Cap Core

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital
appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign
               companies that are listed on
               U.S. exchanges or traded
               in U.S. markets.

               The manager seeks to invest in high
               quality companies it believes have
               sustainable competitive advantages and                the ability
to redeploy capital at high
               rates of return. The manager studies a                company's
business model, business
               visibility and the ability to generate
               free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Valuation is viewed in the context of prospects for sustainable earnings growth and business momentum. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

VALUE -- The portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings

                                      ATST
                        VKLCC-1 Van Kampen Large Cap Core
growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                        VKLCC-2 Van Kampen Large Cap Core
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    17.82%

1997                    20.14%

1998                    18.39%

1999                    26.39%

2000                    (5.93)%

2001                    (7.06)%

2002                   (16.38)%

2003                    21.08%

2004                    12.75%

2005                     9.41%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.66%  Quarter ended  12/31/1999
Lowest:   (12.44)% Quarter ended  09/30/2002

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                9.41%     3.03%      8.75%
Service Class                9.12%      N/A      14.21%
S&P 500 Composite Stock
  Index                      4.91%     0.54%      9.07%

*   Service Class shares commenced operations May 1,
    2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                        VKLCC-3 Van Kampen Large Cap Core

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's U.S. Growth and the Multi-Cap Value teams. Current members of the U.S. Growth team include DENNIS LYNCH, DAVID COHEN, Managing Directors of Van Kampen, SAM CHAINANI and ALEXANDER NORTON, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, Managing Directors of Van Kampen. Mr. Lynch, who is the U.S. Growth team's lead portfolio manager has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been

                                      ATST
                        VKLCC-4 Van Kampen Large Cap Core
with Van Kampen since 2000 and has managed the portfolio since July 2005. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKLCC-5 Van Kampen Large Cap Core

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                  For a share outstanding throughout each period(a)
                     ------------------------------------------------------------------------------------------------------------
                                            Investment Operations                          Distributions
                                 -------------------------------------------   -------------------------------------
                     Net Asset                                                                From                     Net Asset
         For the      Value,          Net         Net Realized                  From Net      Net                        Value,
          Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
         Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class 12/31/2005    $16.90         $0.14           $ 1.43         $ 1.57       $(0.24)     $   --       $(0.24)        $18.23
        12/31/2004     15.26          0.19             1.71           1.90        (0.26)         --        (0.26)         16.90
        12/31/2003     12.85          0.22             2.46           2.68        (0.27)         --        (0.27)         15.26
        12/31/2002     15.73          0.24            (2.81)         (2.57)       (0.31)         --        (0.31)         12.85
        12/31/2001     19.47          0.35            (1.64)         (1.29)       (0.37)      (2.08)       (2.45)         15.73
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class 12/31/2005     17.19          0.10             1.45           1.55        (0.22)         --        (0.22)         18.52
        12/31/2004     15.51          0.16             1.75           1.91        (0.23)         --        (0.23)         17.19
        12/31/2003     13.37          0.13             2.03           2.16        (0.02)         --        (0.02)         15.51
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.41 %     $208,119      0.82%     0.82%         0.84%           50%
                 12/31/2004       12.75        234,150      0.82      0.82          1.23           175
                 12/31/2003       21.08        246,502      0.83      0.83          1.62           180
                 12/31/2002      (16.38)       243,355      0.84      0.85          1.73           251
                 12/31/2001       (7.06)       291,091      0.86      0.92          1.95           221
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.12          1,076      1.07      1.07          0.59            50
                 12/31/2004       12.53            805      1.07      1.07          1.03           175
                 12/31/2003       16.14            225      1.08      1.08          1.31           180
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Large Cap Core share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKLCC-6 Van Kampen Large Cap Core

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               ACI-1    American Century International
                                             ACLCV-1    American Century Large Company Value
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             MFSHY-1    MFS High Yield
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKLCC-1    Van Kampen Large Cap Core
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(AMERICAN CENTURY LOGO)    American Century International


NOTE: At a recent Board meeting, the Board of Trustees approved a sub-adviser replacement for this portfolio. Effective on or about July 1, 2006, this portfolio will be sub-advised by MFS Investment Management and the portfolio will be named MFS International Equity.
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

 - Equity securities of growing foreign companies

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by ACGIM. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using ACGIM's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In addition to locating strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, the managers intend to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                      ACI-1 American Century International

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional risks and costs. Risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                      ACI-2 American Century International

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risk include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                      ACI-3 American Century International


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            12.86%   (0.49)%       2.58%
Service Class            12.42%     N/A        20.18%
MSCI-EAFE Index          14.02%    4.94%        6.16%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.10%      1.35%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.10%      1.35%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $112     $350      $606      $1,340
Service Class                 $137     $428      $739      $1,624
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: American Century Global Investment Management, Inc., The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.50% of the first $250 million; 0.475% over $250 million up to

                                      ATST
                      ACI-4 American Century International

$500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

ACGIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. The portfolio managers on the team buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since May 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. Mr. Creveling received a bachelor's of science degree in accounting from Drexel University and an MBA in finance from The Stern School of Business -- New York University.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining ACGIM, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      ACI-5 American Century International

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.61        $ 0.11           $ 0.92         $ 1.03       $(0.07)     $(0.82)      $(0.89)       $ 8.75
           12/31/2004      7.53          0.05             1.03           1.08           --          --           --          8.61
           12/31/2003      6.01          0.04             1.48           1.52           --          --           --          7.53
           12/31/2002      7.65          0.01            (1.63)         (1.62)       (0.02)         --        (0.02)         6.01
           12/31/2001     10.34          0.07            (2.45)         (2.38)       (0.28)      (0.03)       (0.31)         7.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      8.59          0.08             0.91           0.99        (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03             1.04           1.07           --          --           --          8.59
           12/31/2003      5.91         (0.02)            1.63           1.61           --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(h)   Total(h)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.86 %     $265,260      1.10%     1.10%         1.30 %         103%
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century International share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                      ACI-6 American Century International

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    American Century Large Company Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal. (CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc., seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in larger companies. Under normal market conditions, the portfolio will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's assets invested in large cap U.S. equity securities at all times.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign

                                      ATST
                  ACLCV-1 American Century Large Company Value issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's Composite Stock Price Index (S&P 500), is a widely recognized unmanaged index of market performance which is comprised of 500 widely held

                                      ATST
                  ACLCV-2 American Century Large Company Value common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000 Value Index, is a widely recognized managed index of market performance which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (19.38)%

2003                    28.79%

2004                    13.91%

2005                     4.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.21%  Quarter ended  06/30/2003
Lowest:   (16.82)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             LIFE OF
                                  1 YEAR      FUND*
                                  ------   ------------
Initial Class                      4.15%       3.37%
Service Class                      3.83%      15.44%
S&P 500 Composite Stock Price
  Index                            4.91%       1.69%
Russell 1000 Value Index**         7.05%       5.95%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.35%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                  ACLCV-3 American Century Large Company Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $290      $504      $1,120
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% of assets over $250 million up to $500 million; 0.775% of assets over $500 million up to $750 million; and 0.70% in excess of $750 million.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main St., 14th Floor, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

MARK MALLON, CFA, Chief Investment Officer and Executive Vice President, has been a member of the team that manages the portfolio since its inception. He joined ACIM in April 1997. Before joining ACIM, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University.

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined ACIM in December 1998. Before joining ACIM, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's Degree in mathematics and a Master's Degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago.

BRENDON HEALY, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined ACIM in April 2000 and has been a Portfolio Manager since February 2004. Before joining ACIM, he spent six years with USAA as an equity analyst. He has a Bachelor's Degree in mechanical engineering from the University of Arizona and an MBA from the University of Texas-Austin.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  ACLCV-4 American Century Large Company Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $11.06         $0.18           $ 0.26         $ 0.44       $(0.07)     $(0.42)      $(0.49)       $11.01
           12/31/2004      9.81          0.17             1.18           1.35        (0.10)         --        (0.10)        11.06
           12/31/2003      7.64          0.12             2.08           2.20        (0.03)         --        (0.03)         9.81
           12/31/2002      9.48          0.06            (1.90)         (1.84)          --          --           --          7.64
           12/31/2001     10.00          0.03            (0.55)         (0.52)          --          --           --          9.48
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     11.07          0.15             0.26           0.41        (0.06)      (0.42)       (0.48)        11.00
           12/31/2004      9.82          0.17             1.16           1.33        (0.08)         --        (0.08)        11.07
           12/31/2003      7.90          0.08             1.85           1.93        (0.01)         --        (0.01)         9.82
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.15%      $120,738      0.91%     0.91%         1.62%          26%
                 12/31/2004       13.91        185,445      0.97      0.97          1.67           86
                 12/31/2003       28.79         59,978      1.08      1.08          1.41           62
                 12/31/2002      (19.38)        34,898      1.40      1.54          0.76           94
                 12/31/2001       (5.20)         6,785      1.40      5.95          0.50           47
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.83          1,781      1.16      1.16          1.36           26
                 12/31/2004       13.61          1,947      1.22      1.22          1.66           86
                 12/31/2003       24.40            149      1.31      1.31          1.39           62
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century Large Company Value share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                  ACLCV-5 American Century Large Company Value

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be based in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.
The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time.

To determine how to allocate
portfolio assets among the
"great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                      GCA-1 Great Companies -- America(SM)

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     1.72%

2005                     3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%   Quarter ended  06/30/2003
Lowest:   (16.25)%  Quarter ended  06/30/2002

                                      ATST
                      GCA-2 Great Companies -- America(SM)

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR  5 YEAR   LIFE OF FUND*
                          ------  ------   -------------
Initial Class              3.88%   (1.71)%      0.76%
Service Class              3.63%     N/A        8.15%
S&P 500 Composite Stock
  Price Index              4.91%    0.54%      (1.06)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006. TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is: 0.30% of the first $500 million; and 0.25% in excess of $500 million

                                      ATST
                      GCA-3 Great Companies -- America(SM)
less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA) in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      GCA-4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                                                                              Distributions
                                               Investment Operations              -------------------------------------
                        Net Asset   -------------------------------------------                  From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 9.89         $0.05           $ 0.33         $ 0.38       $(0.09)      $--         $(0.09)       $10.18
           12/31/2004      9.78          0.07             0.09           0.16        (0.05)       --          (0.05)         9.89
           12/31/2003      7.88          0.06             1.88           1.94        (0.04)       --          (0.04)         9.78
           12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)       --          (0.02)         7.88
           12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)       --          (0.03)         9.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $ 9.92         $0.03           $ 0.33         $ 0.36       $(0.08)      $--         $(0.08)       $10.20
           12/31/2004      9.81          0.06             0.08           0.14        (0.03)       --          (0.03)         9.92
           12/31/2003      8.37          0.03             1.41           1.44           --        --             --          9.81
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.88 %     $231,323      0.88%     0.88%         0.53%          112%
           12/31/2004        1.72        294,213      0.86      0.86          0.78            53
           12/31/2003       24.67        229,217      0.85      0.85          0.73            39
           12/31/2002      (20.69)       233,961      0.88      0.88          0.54            31
           12/31/2001      (12.20)       152,874      0.89      0.89          0.39            70
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.63 %     $  3,977      1.13%     1.13%         0.27%          112%
           12/31/2004        1.46          4,098      1.12      1.12          0.59            53
           12/31/2003       17.25            541      1.12      1.12          0.50            39
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-America(SM) share classes commenced operations as follows:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      GCA-5 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    J.P. Morgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

 - High potential reward compared to potential risk

 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market

                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index
performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.46%    (0.34)%       6.10%
Service Class             3.20%      N/A        13.48%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        6.89%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                       JPMEI-3 J.P. Morgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of J.P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMEI-4 J.P. Morgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.04         $0.13           $ 0.35         $ 0.48       $(0.18)      $--         $(0.18)       $14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
           12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)       --          (0.09)        13.24
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.46 %     $200,857      0.83%     0.83%         0.95%          42%
           12/31/2004       11.02        231,055      0.80      0.80          1.18           48
           12/31/2003       28.94        233,744      0.82      0.82          0.91           52
           12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
           12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.20          7,462      1.08      1.08          0.71           42
           12/31/2004       10.71          6,339      1.06      1.06          1.33           48
           12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       JPMEI-5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.
It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC, seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments.

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      ATST
                             JNGR-1 Jennison Growth

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, is a widely recognized, unmanaged index of market performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may

                                      ATST
                             JNGR-2 Jennison Growth
be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                             1 YEAR   5 YEARS     FUND*
                             ------   --------   -------
Initial Class                13.79%    (2.04)%     0.36%
Service Class                13.52%      N/A      16.39%
Russell 1000 Growth Index     5.26%    (3.58)%     4.96%
S&P 500 Composite Stock
  Price Index**               4.91%     0.54%      7.62%

 *  Initial Class shares commenced operations
    November 18, 1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. This benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-advisor since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80 of the first $500 million; and 0.70 in excess of $500 million.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in 1972 and is currently a Managing Director. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.01        $(0.01)          $ 1.07         $ 1.06       $(0.02)     $(0.50)      $(0.52)       $ 8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
           12/31/2001     10.30         (0.02)           (1.87)         (1.89)       (0.18)         --        (0.18)         8.23
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005       13.79 %     $152,630      0.87%     0.87%        (0.14)%          67%
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
           12/31/2001      (18.54)        34,245      1.01      1.01         (0.13)           78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio is a "diversified" portfolio and invests primarily in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called "bottom-up stock" selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers and suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes (such as, without limitation: the introduction of a new product line, the appointment of a new management team, or an acquisition). As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the portfolio to incur higher transaction costs (which may adversely affect the portfolio's performance) and may increase taxable distributions for shareholders.

                                      ATST
                             MARGR-1 Marsico Growth

Marisco may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in

                                      ATST
                             MARGR-2 Marsico Growth
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  06/30/2003
Lowest:   (16.26)% Quarter ended  09/30/2002

                                      ATST
                             MARGR-3 Marsico Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  8.58%    (0.42)%    0.85%
Service Class                  8.21%      N/A%    15.10%
S&P 500 Composite Stock
  Price Index                  4.91%     0.54%     0.54%
Russell 1000 Growth Index**    5.26%    (3.58)%   (3.14)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 S. Tryon St., Charlotte, NC 28255.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

                                      ATST
                             MARGR-4 Marsico Growth

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the founder and Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.53        $ 0.01          $  0.81        $  0.82      $ (0.01)     $    --       $ (0.01)       $10.34
         12/31/2004      8.49          0.01             1.03           1.04           --           --            --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --           --            --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)          --         (0.01)         6.72
         12/31/2001     10.67          0.02            (1.52)         (1.50)       (0.07)       (0.01)        (0.08)         9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.50         (0.01)            0.79           0.78           --           --            --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --           --            --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --           --            --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.58 %     $194,775      0.88%     0.88%         0.15 %          66%
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

- Political instability and small markets

- Different market trading days

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000 Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    20.77%

1997                    28.57%

1998                    28.67%

1999                    22.19%

2000                    (0.51)%

2001                   (10.04)%

2002                   (22.81)%

2003                    30.76%

2004                     9.86%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  06/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               6.16%     1.15%        9.91%
Service Class               5.90%      N/A        14.07%
S&P 500 Composite Stock
  Price Index               4.91%     0.54%        9.07%
Russell 1000 Growth
  Index**                   5.26%    (3.58)%       6.73%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 88     $274      $477      $1,061
Service Class             $113     $353      $612      $1,352
--------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of assets up to $500 million; and 0.775% of assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750
  million and $1.5
  billion.................   5% reduction fee on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% reduction fee on
                               assets over $1.5 billion
Assets above $3 billion...       10.0% reduction fee on
                                 assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $21.63         $0.06           $ 1.27         $ 1.33       $(0.11)     $   --       $(0.11)       $22.85
           12/31/2004     19.72          0.11             1.83           1.94        (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03             4.61           4.64        (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02            (4.48)         (4.46)       (0.01)         --        (0.01)        15.09
           12/31/2001     25.62          0.02            (2.37)         (2.35)          --       (3.71)       (3.71)        19.56
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.55            --(h)          1.27           1.27        (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09             1.79           1.88        (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)          3.62           3.62           --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.16 %     $311,913      0.86%     0.86%         0.26%          38%
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
                 12/31/2001      (10.04)       229,751      0.91      0.93          0.11           67
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                           TB-1 Transamerica Balanced

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2005)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    7.96%         7.34%
Service Class                    7.79%        11.13%
S&P 500 Composite Stock Price
  Index                          4.91%         5.99%
Lehman Brothers U.S.
  Government/Credit Index        2.37%         5.61%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.94%      1.19%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $300      $520      $1,155
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, Principal, Managing Director and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Head of Fixed Income Investments, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining the Transamerica organization in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.77         $0.14           $ 0.74         $ 0.88       $(0.16)     $(0.86)      $(1.02)       $11.63
         12/31/2004     10.79          0.16             1.02           1.18        (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13             1.19           1.32        (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07            (0.58)         (0.51)           -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.77          0.11             0.74           0.85        (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14             1.01           1.15        (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08             0.98           1.06            -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.96 %      $61,698      0.94%     0.94%         1.17%           50%
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    15.23%

1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               13.79%    2.32%        5.18%
Service Class               13.61%      N/A       23.39%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     14.02%    4.94%        6.17%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.27%      0.27%
                                          ------------------
TOTAL                                       1.12%      1.37%
Expense reduction(c)                        0.18%      0.18%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $338      $600      $1,347
Service Class                 $121     $416      $733      $1,631
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.45% up to $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $11.30         $0.18           $ 1.34         $ 1.52       $(0.40)     $   --       $(0.40)       $12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
           12/31/2001     15.18          0.03            (3.09)         (3.06)          --       (2.96)       (2.96)         9.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.79 %     $190,875      0.94%     1.12%         1.62%           22%
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Large Cap Core

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital
appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign
               companies that are listed on
               U.S. exchanges or traded
               in U.S. markets.

               The manager seeks to invest in high
               quality companies it believes have
               sustainable competitive advantages and                the ability
to redeploy capital at high
               rates of return. The manager studies a                company's
business model, business
               visibility and the ability to generate
               free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Valuation is viewed in the context of prospects for sustainable earnings growth and business momentum. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

VALUE -- The portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings

                                      ATST
                        VKLCC-1 Van Kampen Large Cap Core
growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                        VKLCC-2 Van Kampen Large Cap Core
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    17.82%

1997                    20.14%

1998                    18.39%

1999                    26.39%

2000                    (5.93)%

2001                    (7.06)%

2002                   (16.38)%

2003                    21.08%

2004                    12.75%

2005                     9.41%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.66%  Quarter ended  12/31/1999
Lowest:   (12.44)% Quarter ended  09/30/2002

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                9.41%     3.03%      8.75%
Service Class                9.12%      N/A      14.21%
S&P 500 Composite Stock
  Index                      4.91%     0.54%      9.07%

*   Service Class shares commenced operations May 1,
    2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                        VKLCC-3 Van Kampen Large Cap Core

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's U.S. Growth and the Multi-Cap Value teams. Current members of the U.S. Growth team include DENNIS LYNCH, DAVID COHEN, Managing Directors of Van Kampen, SAM CHAINANI and ALEXANDER NORTON, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, Managing Directors of Van Kampen. Mr. Lynch, who is the U.S. Growth team's lead portfolio manager has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been

                                      ATST
                        VKLCC-4 Van Kampen Large Cap Core
with Van Kampen since 2000 and has managed the portfolio since July 2005. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKLCC-5 Van Kampen Large Cap Core

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                  For a share outstanding throughout each period(a)
                     ------------------------------------------------------------------------------------------------------------
                                            Investment Operations                          Distributions
                                 -------------------------------------------   -------------------------------------
                     Net Asset                                                                From                     Net Asset
         For the      Value,          Net         Net Realized                  From Net      Net                        Value,
          Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
         Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class 12/31/2005    $16.90         $0.14           $ 1.43         $ 1.57       $(0.24)     $   --       $(0.24)        $18.23
        12/31/2004     15.26          0.19             1.71           1.90        (0.26)         --        (0.26)         16.90
        12/31/2003     12.85          0.22             2.46           2.68        (0.27)         --        (0.27)         15.26
        12/31/2002     15.73          0.24            (2.81)         (2.57)       (0.31)         --        (0.31)         12.85
        12/31/2001     19.47          0.35            (1.64)         (1.29)       (0.37)      (2.08)       (2.45)         15.73
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class 12/31/2005     17.19          0.10             1.45           1.55        (0.22)         --        (0.22)         18.52
        12/31/2004     15.51          0.16             1.75           1.91        (0.23)         --        (0.23)         17.19
        12/31/2003     13.37          0.13             2.03           2.16        (0.02)         --        (0.02)         15.51
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.41 %     $208,119      0.82%     0.82%         0.84%           50%
                 12/31/2004       12.75        234,150      0.82      0.82          1.23           175
                 12/31/2003       21.08        246,502      0.83      0.83          1.62           180
                 12/31/2002      (16.38)       243,355      0.84      0.85          1.73           251
                 12/31/2001       (7.06)       291,091      0.86      0.92          1.95           221
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.12          1,076      1.07      1.07          0.59            50
                 12/31/2004       12.53            805      1.07      1.07          1.03           175
                 12/31/2003       16.14            225      1.08      1.08          1.31           180
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Large Cap Core share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKLCC-6 Van Kampen Large Cap Core

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                             MFSHY-1    MFS High Yield
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the

                                      ATST
                                 AB-1 AEGON Bond
portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     0.14%

1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended  09/30/1998
Lowest:   (3.87)% Quarter ended  03/31/1996

                                      ATST
                                 AB-2 AEGON Bond

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                2.30%     5.79%      5.48%
Service Class                2.07%      N/A       3.05%
Lehman Brothers Aggregate
  Bond Index                 2.43%     5.87%      6.16%
Lehman Brothers U.S.
  Government/Credit Index    2.37%     6.10%      6.17%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.59%      0.84%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.59%      0.84%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $60      $189      $329      $  738
Service Class                 $86      $268      $466      $1,037
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

                                      ATST
                                 AB-3 AEGON Bond

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors Inc. since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                                 AB-4 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2005    $12.23         $0.54           $(0.26)        $0.28        $(0.66)     $(0.02)      $(0.68)       $11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
           12/31/2001     11.14          0.63             0.27          0.90         (0.08)         --        (0.08)        11.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.30%       $185,820      0.59%     0.59%         4.42%           6%
                 12/31/2004       4.53         218,258      0.56      0.56          4.52           12
                 12/31/2003       4.28         264,668      0.52      0.52          4.88           27
                 12/31/2002       9.97         331,734      0.53      0.53          5.21           49
                 12/31/2001       8.07         255,940      0.55      0.55          5.42           53
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.07           8,293      0.84      0.84          4.16            6
                 12/31/2004       4.31           5,471      0.81      0.81          4.21           12
                 12/31/2003       1.78           1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) AEGON Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                                 AB-5 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(AMERICAN CENTURY LOGO)    American Century International


NOTE: At a recent Board meeting, the Board of Trustees approved a sub-adviser replacement for this portfolio. Effective on or about July 1, 2006, this portfolio will be sub-advised by MFS Investment Management and the portfolio will be named MFS International Equity.
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

 - Equity securities of growing foreign companies

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by ACGIM. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using ACGIM's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In addition to locating strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, the managers intend to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                      ACI-1 American Century International

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional risks and costs. Risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                      ACI-2 American Century International

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risk include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                      ACI-3 American Century International


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            12.86%   (0.49)%       2.58%
Service Class            12.42%     N/A        20.18%
MSCI-EAFE Index          14.02%    4.94%        6.16%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.10%      1.35%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.10%      1.35%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $112     $350      $606      $1,340
Service Class                 $137     $428      $739      $1,624
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: American Century Global Investment Management, Inc., The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.50% of the first $250 million; 0.475% over $250 million up to

                                      ATST
                      ACI-4 American Century International

$500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

ACGIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. The portfolio managers on the team buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since May 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. Mr. Creveling received a bachelor's of science degree in accounting from Drexel University and an MBA in finance from The Stern School of Business -- New York University.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining ACGIM, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      ACI-5 American Century International

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.61        $ 0.11           $ 0.92         $ 1.03       $(0.07)     $(0.82)      $(0.89)       $ 8.75
           12/31/2004      7.53          0.05             1.03           1.08           --          --           --          8.61
           12/31/2003      6.01          0.04             1.48           1.52           --          --           --          7.53
           12/31/2002      7.65          0.01            (1.63)         (1.62)       (0.02)         --        (0.02)         6.01
           12/31/2001     10.34          0.07            (2.45)         (2.38)       (0.28)      (0.03)       (0.31)         7.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      8.59          0.08             0.91           0.99        (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03             1.04           1.07           --          --           --          8.59
           12/31/2003      5.91         (0.02)            1.63           1.61           --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(h)   Total(h)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.86 %     $265,260      1.10%     1.10%         1.30 %         103%
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century International share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                      ACI-6 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be based in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.
The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time.

To determine how to allocate
portfolio assets among the
"great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                      GCA-1 Great Companies -- America(SM)

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     1.72%

2005                     3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%   Quarter ended  06/30/2003
Lowest:   (16.25)%  Quarter ended  06/30/2002

                                      ATST
                      GCA-2 Great Companies -- America(SM)

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR  5 YEAR   LIFE OF FUND*
                          ------  ------   -------------
Initial Class              3.88%   (1.71)%      0.76%
Service Class              3.63%     N/A        8.15%
S&P 500 Composite Stock
  Price Index              4.91%    0.54%      (1.06)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006. TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is: 0.30% of the first $500 million; and 0.25% in excess of $500 million

                                      ATST
                      GCA-3 Great Companies -- America(SM)
less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA) in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      GCA-4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                                                                              Distributions
                                               Investment Operations              -------------------------------------
                        Net Asset   -------------------------------------------                  From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 9.89         $0.05           $ 0.33         $ 0.38       $(0.09)      $--         $(0.09)       $10.18
           12/31/2004      9.78          0.07             0.09           0.16        (0.05)       --          (0.05)         9.89
           12/31/2003      7.88          0.06             1.88           1.94        (0.04)       --          (0.04)         9.78
           12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)       --          (0.02)         7.88
           12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)       --          (0.03)         9.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $ 9.92         $0.03           $ 0.33         $ 0.36       $(0.08)      $--         $(0.08)       $10.20
           12/31/2004      9.81          0.06             0.08           0.14        (0.03)       --          (0.03)         9.92
           12/31/2003      8.37          0.03             1.41           1.44           --        --             --          9.81
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.88 %     $231,323      0.88%     0.88%         0.53%          112%
           12/31/2004        1.72        294,213      0.86      0.86          0.78            53
           12/31/2003       24.67        229,217      0.85      0.85          0.73            39
           12/31/2002      (20.69)       233,961      0.88      0.88          0.54            31
           12/31/2001      (12.20)       152,874      0.89      0.89          0.39            70
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.63 %     $  3,977      1.13%     1.13%         0.27%          112%
           12/31/2004        1.46          4,098      1.12      1.12          0.59            53
           12/31/2003       17.25            541      1.12      1.12          0.50            39
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-America(SM) share classes commenced operations as follows:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      GCA-5 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    J.P. Morgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

 - High potential reward compared to potential risk

 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market

                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index
performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.46%    (0.34)%       6.10%
Service Class             3.20%      N/A        13.48%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        6.89%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                       JPMEI-3 J.P. Morgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of J.P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMEI-4 J.P. Morgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.04         $0.13           $ 0.35         $ 0.48       $(0.18)      $--         $(0.18)       $14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
           12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)       --          (0.09)        13.24
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.46 %     $200,857      0.83%     0.83%         0.95%          42%
           12/31/2004       11.02        231,055      0.80      0.80          1.18           48
           12/31/2003       28.94        233,744      0.82      0.82          0.91           52
           12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
           12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.20          7,462      1.08      1.08          0.71           42
           12/31/2004       10.71          6,339      1.06      1.06          1.33           48
           12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       JPMEI-5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    J.P. Morgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              9.15%     6.62%        7.98%
Service Class              8.86%      N/A        18.55%
Russell MidCap Value
  Index                   12.65%    12.20%       10.92%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       JPMMCV-3 J.P. Morgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, N.Y. 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1980, Jonathan is portfolio manager of the U.S.-domiciled JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund as well as co-portfolio manager of the JPMorgan Equity Income Fund. In addition, he is portfolio manager of the Luxembourg-domiciled JPMF US Strategic Value Fund and JPMF America Equity Fund. Jonathan joined the firm as an analyst in the London office, with responsibility for covering the energy, real estate, and building products sectors in U.S. small cap. He joined the New York office in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, CPA, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high-net-worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMMCV-4 J.P. Morgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.81        $ 0.13           $ 1.22         $ 1.35       $(0.03)     $(0.24)      $(0.27)       $15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
           12/31/2001     11.90          0.01            (0.49)         (0.48)       (0.12)      (0.01)       (0.13)        11.29
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $14.77        $ 0.09           $ 1.22         $ 1.31       $(0.01)     $(0.24)      $(0.25)       $15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,      to Average Net     Net Investment
            For the                      End of          Assets(f)       Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)    Rate (g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.15 %     $338,377      0.89%(h)   0.89%(h)      0.82 %         68%
           12/31/2004       14.58        295,909      1.00(i)   1.00(i)       0.58           109
           12/31/2003       31.42         74,375      1.00      1.02          0.10            73
           12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
           12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        8.86 %     $    614      1.14%(h)   1.14%(h)      0.59 %         68%
           12/31/2004       14.36            470      1.25(i)   1.25(i)       0.27           109
           12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                       JPMMCV-5 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment
   purchase obligations              and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade"

                                      ATST
                             MFSHY-1 MFS High Yield
or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies

                                      ATST
                             MFSHY-2 MFS High Yield
on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                             MFSHY-3 MFS High Yield

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                             MFSHY-4 MFS High Yield
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio is a "diversified" portfolio and invests primarily in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called "bottom-up stock" selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers and suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes (such as, without limitation: the introduction of a new product line, the appointment of a new management team, or an acquisition). As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the portfolio to incur higher transaction costs (which may adversely affect the portfolio's performance) and may increase taxable distributions for shareholders.

                                      ATST
                             MARGR-1 Marsico Growth

Marisco may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in

                                      ATST
                             MARGR-2 Marsico Growth
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  06/30/2003
Lowest:   (16.26)% Quarter ended  09/30/2002

                                      ATST
                             MARGR-3 Marsico Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  8.58%    (0.42)%    0.85%
Service Class                  8.21%      N/A%    15.10%
S&P 500 Composite Stock
  Price Index                  4.91%     0.54%     0.54%
Russell 1000 Growth Index**    5.26%    (3.58)%   (3.14)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 S. Tryon St., Charlotte, NC 28255.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

                                      ATST
                             MARGR-4 Marsico Growth

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the founder and Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.53        $ 0.01          $  0.81        $  0.82      $ (0.01)     $    --       $ (0.01)       $10.34
         12/31/2004      8.49          0.01             1.03           1.04           --           --            --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --           --            --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)          --         (0.01)         6.72
         12/31/2001     10.67          0.02            (1.52)         (1.50)       (0.07)       (0.01)        (0.08)         9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.50         (0.01)            0.79           0.78           --           --            --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --           --            --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --           --            --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.58 %     $194,775      0.88%     0.88%         0.15 %          66%
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are engaged in Internet-related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet-related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies

                                      ATST
                                MN-1 Munder Net50
often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                                MN-2 Munder Net50

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index, a widely recognized, unmanaged index of market performance. The Inter@ctive Week Internet Index (IIX) is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             8.06%    (0.94)%       1.67%
Service Class             7.77%      N/A        22.70%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        0.54%
Inter@ctive Week
  Internet Index          1.28%    (8.85)%      (9.09)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed
    this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                                MN-3 Munder Net50

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                            0.90%      0.90%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.12%      0.12%
                                          ------------------
TOTAL                                      1.02%      1.27%
Expense reduction(c)                       0.02%      0.02%
                                          ------------------
NET OPERATING EXPENSES                     1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $102     $323      $561      $1,246
Service Class                 $127     $401      $695      $1,532
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.90%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Suite 300, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50%, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder

                                      ATST
                                MN-4 Munder Net50

@Vantage Fund, since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.55        $(0.06)          $ 0.83         $ 0.77       $   --      $   --        $   --        $10.32
         12/31/2004      8.28         (0.05)            1.32           1.27           --          --            --          9.55
         12/31/2003      4.97         (0.06)            3.37           3.31           --          --            --          8.28
         12/31/2002      8.07         (0.05)           (3.05)         (3.10)          --          --            --          4.97
         12/31/2001     10.88            --            (2.76)         (2.76)       (0.05)         --         (0.05)         8.07
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.52         (0.08)            0.82           0.74           --          --            --         10.26
         12/31/2004      8.28         (0.06)            1.30           1.24           --          --            --          9.52
         12/31/2003      5.94         (0.06)            2.40           2.34           --          --            --          8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.06 %     $113,452      1.00%     1.02%        (0.62)%          96%
                 12/31/2004       15.34        100,139      1.00(h)   1.00(h)      (0.55)           34
                 12/31/2003       66.60         74,941      1.00      1.08         (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00      1.77         (0.92)           52
                 12/31/2001      (25.42)        11,245      1.00      1.72          0.05           208
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.77          3,179      1.25      1.27         (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)   1.25(h)      (0.68)           34
                 12/31/2003       39.39            750      1.25      1.38         (1.14)           29
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                           TB-1 Transamerica Balanced

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2005)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    7.96%         7.34%
Service Class                    7.79%        11.13%
S&P 500 Composite Stock Price
  Index                          4.91%         5.99%
Lehman Brothers U.S.
  Government/Credit Index        2.37%         5.61%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.94%      1.19%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $300      $520      $1,155
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, Principal, Managing Director and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Head of Fixed Income Investments, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining the Transamerica organization in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.77         $0.14           $ 0.74         $ 0.88       $(0.16)     $(0.86)      $(1.02)       $11.63
         12/31/2004     10.79          0.16             1.02           1.18        (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13             1.19           1.32        (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07            (0.58)         (0.51)           -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.77          0.11             0.74           0.85        (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14             1.01           1.15        (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08             0.98           1.06            -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.96 %      $61,698      0.94%     0.94%         1.17%           50%
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized unmanaged index of market performance.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's

                                      ATST
                        TVB-1 Transamerica Value Balanced
intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Intermediate U.S. Government/Credit Index, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                        TVB-2 Transamerica Value Balanced


1996                    14.42%

1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  06/20/2003
Lowest:   (12.82)%       Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.59%    4.39%        7.11%
Service Class                6.21%      N/A       11.77%
Russell 1000 Value Index     7.05%    5.28%       10.94%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index    1.58%    5.49%        5.80%

*   The portfolio commenced operations January 3, 1995;
    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to

                                      ATST
                        TVB-3 Transamerica Value Balanced

$1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining the Transamerica organization in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

LEAD FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Senior Vice President and Head of Fixed-Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $13.48         $0.31           $ 0.51         $ 0.82       $(0.36)    $ (1.06)      $(1.42)        $12.88
         12/31/2004     12.41          0.36             0.86           1.22        (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30             1.81           2.11        (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33            (2.20)         (1.87)       (0.28)      (0.48)       (0.76)         10.66
         12/31/2001     13.19          0.36            (0.07)          0.29        (0.19)         --        (0.19)         13.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     13.86          0.28             0.52           0.80        (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37             0.87           1.24        (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18             1.52           1.70        (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.59 %     $462,906      0.85%     0.85%         2.34%           58%
                 12/31/2004        9.96        525,519      0.84      0.84          2.88            98
                 12/31/2003       20.16        249,184      0.82      0.82          2.68            53
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.21          5,240      1.10      1.10          2.09            58
                 12/31/2004        9.83          3,711      1.10      1.10          2.81            98
                 12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                              IMGF-1    International Moderate Growth Fund
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                             PIMCO-1    PIMCO Total Return
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                             VKMCG-1    Van Kampen Mid Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                               SAC-1    Salomon All Cap
                                              TGCG-1    Templeton Great Companies Global
                                             TSMCV-1    Transamerica Small/Mid Cap Value

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be based in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.
The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time.

To determine how to allocate
portfolio assets among the
"great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                      GCA-1 Great Companies -- America(SM)

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     1.72%

2005                     3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%   Quarter ended  06/30/2003
Lowest:   (16.25)%  Quarter ended  06/30/2002

                                      ATST
                      GCA-2 Great Companies -- America(SM)

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR  5 YEAR   LIFE OF FUND*
                          ------  ------   -------------
Initial Class              3.88%   (1.71)%      0.76%
Service Class              3.63%     N/A        8.15%
S&P 500 Composite Stock
  Price Index              4.91%    0.54%      (1.06)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006. TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is: 0.30% of the first $500 million; and 0.25% in excess of $500 million

                                      ATST
                      GCA-3 Great Companies -- America(SM)
less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA) in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      GCA-4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                                                                              Distributions
                                               Investment Operations              -------------------------------------
                        Net Asset   -------------------------------------------                  From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 9.89         $0.05           $ 0.33         $ 0.38       $(0.09)      $--         $(0.09)       $10.18
           12/31/2004      9.78          0.07             0.09           0.16        (0.05)       --          (0.05)         9.89
           12/31/2003      7.88          0.06             1.88           1.94        (0.04)       --          (0.04)         9.78
           12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)       --          (0.02)         7.88
           12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)       --          (0.03)         9.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $ 9.92         $0.03           $ 0.33         $ 0.36       $(0.08)      $--         $(0.08)       $10.20
           12/31/2004      9.81          0.06             0.08           0.14        (0.03)       --          (0.03)         9.92
           12/31/2003      8.37          0.03             1.41           1.44           --        --             --          9.81
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.88 %     $231,323      0.88%     0.88%         0.53%          112%
           12/31/2004        1.72        294,213      0.86      0.86          0.78            53
           12/31/2003       24.67        229,217      0.85      0.85          0.73            39
           12/31/2002      (20.69)       233,961      0.88      0.88          0.54            31
           12/31/2001      (12.20)       152,874      0.89      0.89          0.39            70
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.63 %     $  3,977      1.13%     1.13%         0.27%          112%
           12/31/2004        1.46          4,098      1.12      1.12          0.59            53
           12/31/2003       17.25            541      1.12      1.12          0.50            39
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-America(SM) share classes commenced operations as follows:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      GCA-5 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                MN-1    Munder Net50
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are engaged in Internet-related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet-related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies

                                      ATST
                                MN-1 Munder Net50
often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                                MN-2 Munder Net50

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index, a widely recognized, unmanaged index of market performance. The Inter@ctive Week Internet Index (IIX) is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             8.06%    (0.94)%       1.67%
Service Class             7.77%      N/A        22.70%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        0.54%
Inter@ctive Week
  Internet Index          1.28%    (8.85)%      (9.09)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed
    this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                                MN-3 Munder Net50

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                            0.90%      0.90%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.12%      0.12%
                                          ------------------
TOTAL                                      1.02%      1.27%
Expense reduction(c)                       0.02%      0.02%
                                          ------------------
NET OPERATING EXPENSES                     1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $102     $323      $561      $1,246
Service Class                 $127     $401      $695      $1,532
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.90%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Suite 300, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50%, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder

                                      ATST
                                MN-4 Munder Net50

@Vantage Fund, since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.55        $(0.06)          $ 0.83         $ 0.77       $   --      $   --        $   --        $10.32
         12/31/2004      8.28         (0.05)            1.32           1.27           --          --            --          9.55
         12/31/2003      4.97         (0.06)            3.37           3.31           --          --            --          8.28
         12/31/2002      8.07         (0.05)           (3.05)         (3.10)          --          --            --          4.97
         12/31/2001     10.88            --            (2.76)         (2.76)       (0.05)         --         (0.05)         8.07
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.52         (0.08)            0.82           0.74           --          --            --         10.26
         12/31/2004      8.28         (0.06)            1.30           1.24           --          --            --          9.52
         12/31/2003      5.94         (0.06)            2.40           2.34           --          --            --          8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.06 %     $113,452      1.00%     1.02%        (0.62)%          96%
                 12/31/2004       15.34        100,139      1.00(h)   1.00(h)      (0.55)           34
                 12/31/2003       66.60         74,941      1.00      1.08         (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00      1.77         (0.92)           52
                 12/31/2001      (25.42)        11,245      1.00      1.72          0.05           208
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.77          3,179      1.25      1.27         (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)   1.25(h)      (0.68)           34
                 12/31/2003       39.39            750      1.25      1.38         (1.14)           29
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             CGRES-1    Clarion Global Real Estate Securities
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                               JGR-1    Janus Growth
                                              TGCG-1    Templeton Great Companies Global
                                                TE-1    Transamerica Equity
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                               TVB-1    Transamerica Value Balanced
                                             VKAIA-1    Van Kampen Active International Allocation

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    J.P. Morgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

 - High potential reward compared to potential risk

 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market

                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index
performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.46%    (0.34)%       6.10%
Service Class             3.20%      N/A        13.48%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        6.89%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                       JPMEI-3 J.P. Morgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of J.P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMEI-4 J.P. Morgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.04         $0.13           $ 0.35         $ 0.48       $(0.18)      $--         $(0.18)       $14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
           12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)       --          (0.09)        13.24
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.46 %     $200,857      0.83%     0.83%         0.95%          42%
           12/31/2004       11.02        231,055      0.80      0.80          1.18           48
           12/31/2003       28.94        233,744      0.82      0.82          0.91           52
           12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
           12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.20          7,462      1.08      1.08          0.71           42
           12/31/2004       10.71          6,339      1.06      1.06          1.33           48
           12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       JPMEI-5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized unmanaged index of market performance.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's

                                      ATST
                        TVB-1 Transamerica Value Balanced
intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Intermediate U.S. Government/Credit Index, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                        TVB-2 Transamerica Value Balanced


1996                    14.42%

1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  06/20/2003
Lowest:   (12.82)%       Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.59%    4.39%        7.11%
Service Class                6.21%      N/A       11.77%
Russell 1000 Value Index     7.05%    5.28%       10.94%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index    1.58%    5.49%        5.80%

*   The portfolio commenced operations January 3, 1995;
    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to

                                      ATST
                        TVB-3 Transamerica Value Balanced

$1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining the Transamerica organization in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

LEAD FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Senior Vice President and Head of Fixed-Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $13.48         $0.31           $ 0.51         $ 0.82       $(0.36)    $ (1.06)      $(1.42)        $12.88
         12/31/2004     12.41          0.36             0.86           1.22        (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30             1.81           2.11        (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33            (2.20)         (1.87)       (0.28)      (0.48)       (0.76)         10.66
         12/31/2001     13.19          0.36            (0.07)          0.29        (0.19)         --        (0.19)         13.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     13.86          0.28             0.52           0.80        (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37             0.87           1.24        (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18             1.52           1.70        (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.59 %     $462,906      0.85%     0.85%         2.34%           58%
                 12/31/2004        9.96        525,519      0.84      0.84          2.88            98
                 12/31/2003       20.16        249,184      0.82      0.82          2.68            53
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.21          5,240      1.10      1.10          2.09            58
                 12/31/2004        9.83          3,711      1.10      1.10          2.81            98
                 12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    15.23%

1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               13.79%    2.32%        5.18%
Service Class               13.61%      N/A       23.39%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     14.02%    4.94%        6.17%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.27%      0.27%
                                          ------------------
TOTAL                                       1.12%      1.37%
Expense reduction(c)                        0.18%      0.18%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $338      $600      $1,347
Service Class                 $121     $416      $733      $1,631
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.45% up to $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $11.30         $0.18           $ 1.34         $ 1.52       $(0.40)     $   --       $(0.40)       $12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
           12/31/2001     15.18          0.03            (3.09)         (3.06)          --       (2.96)       (2.96)         9.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.79 %     $190,875      0.94%     1.12%         1.62%           22%
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                               GCT-1    Great Companies -- Technology(SM)
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                             PIMCO-1    PIMCO Total Return
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the

                                      ATST
                                 AB-1 AEGON Bond
portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     0.14%

1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended  09/30/1998
Lowest:   (3.87)% Quarter ended  03/31/1996

                                      ATST
                                 AB-2 AEGON Bond

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                2.30%     5.79%      5.48%
Service Class                2.07%      N/A       3.05%
Lehman Brothers Aggregate
  Bond Index                 2.43%     5.87%      6.16%
Lehman Brothers U.S.
  Government/Credit Index    2.37%     6.10%      6.17%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.59%      0.84%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.59%      0.84%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $60      $189      $329      $  738
Service Class                 $86      $268      $466      $1,037
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

                                      ATST
                                 AB-3 AEGON Bond

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors Inc. since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                                 AB-4 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2005    $12.23         $0.54           $(0.26)        $0.28        $(0.66)     $(0.02)      $(0.68)       $11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
           12/31/2001     11.14          0.63             0.27          0.90         (0.08)         --        (0.08)        11.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.30%       $185,820      0.59%     0.59%         4.42%           6%
                 12/31/2004       4.53         218,258      0.56      0.56          4.52           12
                 12/31/2003       4.28         264,668      0.52      0.52          4.88           27
                 12/31/2002       9.97         331,734      0.53      0.53          5.21           49
                 12/31/2001       8.07         255,940      0.55      0.55          5.42           53
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.07           8,293      0.84      0.84          4.16            6
                 12/31/2004       4.31           5,471      0.81      0.81          4.21           12
                 12/31/2003       1.78           1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) AEGON Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                                 AB-5 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    J.P. Morgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              9.15%     6.62%        7.98%
Service Class              8.86%      N/A        18.55%
Russell MidCap Value
  Index                   12.65%    12.20%       10.92%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       JPMMCV-3 J.P. Morgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, N.Y. 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1980, Jonathan is portfolio manager of the U.S.-domiciled JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund as well as co-portfolio manager of the JPMorgan Equity Income Fund. In addition, he is portfolio manager of the Luxembourg-domiciled JPMF US Strategic Value Fund and JPMF America Equity Fund. Jonathan joined the firm as an analyst in the London office, with responsibility for covering the energy, real estate, and building products sectors in U.S. small cap. He joined the New York office in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, CPA, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high-net-worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMMCV-4 J.P. Morgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.81        $ 0.13           $ 1.22         $ 1.35       $(0.03)     $(0.24)      $(0.27)       $15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
           12/31/2001     11.90          0.01            (0.49)         (0.48)       (0.12)      (0.01)       (0.13)        11.29
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $14.77        $ 0.09           $ 1.22         $ 1.31       $(0.01)     $(0.24)      $(0.25)       $15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,      to Average Net     Net Investment
            For the                      End of          Assets(f)       Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)    Rate (g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.15 %     $338,377      0.89%(h)   0.89%(h)      0.82 %         68%
           12/31/2004       14.58        295,909      1.00(i)   1.00(i)       0.58           109
           12/31/2003       31.42         74,375      1.00      1.02          0.10            73
           12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
           12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        8.86 %     $    614      1.14%(h)   1.14%(h)      0.59 %         68%
           12/31/2004       14.36            470      1.25(i)   1.25(i)       0.27           109
           12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                       JPMMCV-5 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio is a "diversified" portfolio and invests primarily in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called "bottom-up stock" selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers and suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes (such as, without limitation: the introduction of a new product line, the appointment of a new management team, or an acquisition). As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the portfolio to incur higher transaction costs (which may adversely affect the portfolio's performance) and may increase taxable distributions for shareholders.

                                      ATST
                             MARGR-1 Marsico Growth

Marisco may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in

                                      ATST
                             MARGR-2 Marsico Growth
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  06/30/2003
Lowest:   (16.26)% Quarter ended  09/30/2002

                                      ATST
                             MARGR-3 Marsico Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  8.58%    (0.42)%    0.85%
Service Class                  8.21%      N/A%    15.10%
S&P 500 Composite Stock
  Price Index                  4.91%     0.54%     0.54%
Russell 1000 Growth Index**    5.26%    (3.58)%   (3.14)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 S. Tryon St., Charlotte, NC 28255.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

                                      ATST
                             MARGR-4 Marsico Growth

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the founder and Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.53        $ 0.01          $  0.81        $  0.82      $ (0.01)     $    --       $ (0.01)       $10.34
         12/31/2004      8.49          0.01             1.03           1.04           --           --            --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --           --            --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)          --         (0.01)         6.72
         12/31/2001     10.67          0.02            (1.52)         (1.50)       (0.07)       (0.01)        (0.08)         9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.50         (0.01)            0.79           0.78           --           --            --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --           --            --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --           --            --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.58 %     $194,775      0.88%     0.88%         0.15 %          66%
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

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AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL
INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT
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OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE
FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               GCT-1    Great Companies -- Technology(SM)
                                              JNGR-1    Jennison Growth
                                              MLCV-1    Mercury Large Cap Value
                                               SAC-1    Salomon All Cap
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.
It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC, seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments.

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      ATST
                             JNGR-1 Jennison Growth

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, is a widely recognized, unmanaged index of market performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may

                                      ATST
                             JNGR-2 Jennison Growth
be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                             1 YEAR   5 YEARS     FUND*
                             ------   --------   -------
Initial Class                13.79%    (2.04)%     0.36%
Service Class                13.52%      N/A      16.39%
Russell 1000 Growth Index     5.26%    (3.58)%     4.96%
S&P 500 Composite Stock
  Price Index**               4.91%     0.54%      7.62%

 *  Initial Class shares commenced operations
    November 18, 1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. This benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-advisor since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80 of the first $500 million; and 0.70 in excess of $500 million.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in 1972 and is currently a Managing Director. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.01        $(0.01)          $ 1.07         $ 1.06       $(0.02)     $(0.50)      $(0.52)       $ 8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
           12/31/2001     10.30         (0.02)           (1.87)         (1.89)       (0.18)         --        (0.18)         8.23
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005       13.79 %     $152,630      0.87%     0.87%        (0.14)%          67%
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
           12/31/2001      (18.54)        34,245      1.01      1.01         (0.13)           78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                              IMGF-1    International Moderate Growth Fund
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                             MFSHY-1    MFS High Yield
                                             MARGR-1    Marsico Growth
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    J.P. Morgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.
                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              9.15%     6.62%        7.98%
Service Class              8.86%      N/A        18.55%
Russell MidCap Value
  Index                   12.65%    12.20%       10.92%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       JPMMCV-3 J.P. Morgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, N.Y. 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1980, Jonathan is portfolio manager of the U.S.-domiciled JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund as well as co-portfolio manager of the JPMorgan Equity Income Fund. In addition, he is portfolio manager of the Luxembourg-domiciled JPMF US Strategic Value Fund and JPMF America Equity Fund. Jonathan joined the firm as an analyst in the London office, with responsibility for covering the energy, real estate, and building products sectors in U.S. small cap. He joined the New York office in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, CPA, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high-net-worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMMCV-4 J.P. Morgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.81        $ 0.13           $ 1.22         $ 1.35       $(0.03)     $(0.24)      $(0.27)       $15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
           12/31/2001     11.90          0.01            (0.49)         (0.48)       (0.12)      (0.01)       (0.13)        11.29
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $14.77        $ 0.09           $ 1.22         $ 1.31       $(0.01)     $(0.24)      $(0.25)       $15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,      to Average Net     Net Investment
            For the                      End of          Assets(f)       Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)    Rate (g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.15 %     $338,377      0.89%(h)   0.89%(h)      0.82 %         68%
           12/31/2004       14.58        295,909      1.00(i)   1.00(i)       0.58           109
           12/31/2003       31.42         74,375      1.00      1.02          0.10            73
           12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
           12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        8.86 %     $    614      1.14%(h)   1.14%(h)      0.59 %         68%
           12/31/2004       14.36            470      1.25(i)   1.25(i)       0.27           109
           12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                       JPMMCV-5 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio is a "diversified" portfolio and invests primarily in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called "bottom-up stock" selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers and suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes (such as, without limitation: the introduction of a new product line, the appointment of a new management team, or an acquisition). As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the portfolio to incur higher transaction costs (which may adversely affect the portfolio's performance) and may increase taxable distributions for shareholders.

                                      ATST
                             MARGR-1 Marsico Growth

Marisco may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in

                                      ATST
                             MARGR-2 Marsico Growth
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  06/30/2003
Lowest:   (16.26)% Quarter ended  09/30/2002

                                      ATST
                             MARGR-3 Marsico Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  8.58%    (0.42)%    0.85%
Service Class                  8.21%      N/A%    15.10%
S&P 500 Composite Stock
  Price Index                  4.91%     0.54%     0.54%
Russell 1000 Growth Index**    5.26%    (3.58)%   (3.14)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 S. Tryon St., Charlotte, NC 28255.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

                                      ATST
                             MARGR-4 Marsico Growth

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the founder and Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.53        $ 0.01          $  0.81        $  0.82      $ (0.01)     $    --       $ (0.01)       $10.34
         12/31/2004      8.49          0.01             1.03           1.04           --           --            --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --           --            --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)          --         (0.01)         6.72
         12/31/2001     10.67          0.02            (1.52)         (1.50)       (0.07)       (0.01)        (0.08)         9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.50         (0.01)            0.79           0.78           --           --            --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --           --            --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --           --            --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.58 %     $194,775      0.88%     0.88%         0.15 %          66%
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

- Political instability and small markets

- Different market trading days

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000 Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    20.77%

1997                    28.57%

1998                    28.67%

1999                    22.19%

2000                    (0.51)%

2001                   (10.04)%

2002                   (22.81)%

2003                    30.76%

2004                     9.86%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  06/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               6.16%     1.15%        9.91%
Service Class               5.90%      N/A        14.07%
S&P 500 Composite Stock
  Price Index               4.91%     0.54%        9.07%
Russell 1000 Growth
  Index**                   5.26%    (3.58)%       6.73%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 88     $274      $477      $1,061
Service Class             $113     $353      $612      $1,352
--------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of assets up to $500 million; and 0.775% of assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750
  million and $1.5
  billion.................   5% reduction fee on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% reduction fee on
                               assets over $1.5 billion
Assets above $3 billion...       10.0% reduction fee on
                                 assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $21.63         $0.06           $ 1.27         $ 1.33       $(0.11)     $   --       $(0.11)       $22.85
           12/31/2004     19.72          0.11             1.83           1.94        (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03             4.61           4.64        (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02            (4.48)         (4.46)       (0.01)         --        (0.01)        15.09
           12/31/2001     25.62          0.02            (2.37)         (2.35)          --       (3.71)       (3.71)        19.56
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.55            --(h)          1.27           1.27        (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09             1.79           1.88        (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)          3.62           3.62           --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.16 %     $311,913      0.86%     0.86%         0.26%          38%
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
                 12/31/2001      (10.04)       229,751      0.91      0.93          0.11           67
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                           TB-1 Transamerica Balanced

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2005)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    7.96%         7.34%
Service Class                    7.79%        11.13%
S&P 500 Composite Stock Price
  Index                          4.91%         5.99%
Lehman Brothers U.S.
  Government/Credit Index        2.37%         5.61%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.94%      1.19%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $300      $520      $1,155
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, Principal, Managing Director and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Head of Fixed Income Investments, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining the Transamerica organization in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.77         $0.14           $ 0.74         $ 0.88       $(0.16)     $(0.86)      $(1.02)       $11.63
         12/31/2004     10.79          0.16             1.02           1.18        (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13             1.19           1.32        (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07            (0.58)         (0.51)           -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.77          0.11             0.74           0.85        (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14             1.01           1.15        (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08             0.98           1.06            -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.96 %      $61,698      0.94%     0.94%         1.17%           50%
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               JGR-1    Janus Growth
                                              TGCG-1    Templeton Great Companies Global
                                                TE-1    Transamerica Equity
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                              IMGF-1    International Moderate Growth Fund
                                             PIMCO-1    PIMCO Total Return
                                                TE-1    Transamerica Equity

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                              IMGF-1    International Moderate Growth Fund
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------
Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                              IMGF-1    International Moderate Growth Fund
                                             MFSHY-1    MFS High Yield
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest
                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGV-1    Capital Guardian Value
                                              IMGF-1    International Moderate Growth Fund
                                               JGR-1    Janus Growth
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                              TGCG-1    Templeton Great Companies Global
                                                TE-1    Transamerica Equity
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures
                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

- Political instability and small markets

- Different market trading days

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000 Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    20.77%

1997                    28.57%

1998                    28.67%

1999                    22.19%

2000                    (0.51)%

2001                   (10.04)%

2002                   (22.81)%

2003                    30.76%

2004                     9.86%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  06/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               6.16%     1.15%        9.91%
Service Class               5.90%      N/A        14.07%
S&P 500 Composite Stock
  Price Index               4.91%     0.54%        9.07%
Russell 1000 Growth
  Index**                   5.26%    (3.58)%       6.73%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 88     $274      $477      $1,061
Service Class             $113     $353      $612      $1,352
--------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of assets up to $500 million; and 0.775% of assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750
  million and $1.5
  billion.................   5% reduction fee on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% reduction fee on
                               assets over $1.5 billion
Assets above $3 billion...       10.0% reduction fee on
                                 assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $21.63         $0.06           $ 1.27         $ 1.33       $(0.11)     $   --       $(0.11)       $22.85
           12/31/2004     19.72          0.11             1.83           1.94        (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03             4.61           4.64        (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02            (4.48)         (4.46)       (0.01)         --        (0.01)        15.09
           12/31/2001     25.62          0.02            (2.37)         (2.35)          --       (3.71)       (3.71)        19.56
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.55            --(h)          1.27           1.27        (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09             1.79           1.88        (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)          3.62           3.62           --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.16 %     $311,913      0.86%     0.86%         0.26%          38%
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
                 12/31/2001      (10.04)       229,751      0.91      0.93          0.11           67
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FGI-1    Federated Growth & Income
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    J.P. Morgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              9.15%     6.62%        7.98%
Service Class              8.86%      N/A        18.55%
Russell MidCap Value
  Index                   12.65%    12.20%       10.92%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       JPMMCV-3 J.P. Morgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, N.Y. 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1980, Jonathan is portfolio manager of the U.S.-domiciled JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund as well as co-portfolio manager of the JPMorgan Equity Income Fund. In addition, he is portfolio manager of the Luxembourg-domiciled JPMF US Strategic Value Fund and JPMF America Equity Fund. Jonathan joined the firm as an analyst in the London office, with responsibility for covering the energy, real estate, and building products sectors in U.S. small cap. He joined the New York office in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, CPA, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high-net-worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMMCV-4 J.P. Morgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.81        $ 0.13           $ 1.22         $ 1.35       $(0.03)     $(0.24)      $(0.27)       $15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
           12/31/2001     11.90          0.01            (0.49)         (0.48)       (0.12)      (0.01)       (0.13)        11.29
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $14.77        $ 0.09           $ 1.22         $ 1.31       $(0.01)     $(0.24)      $(0.25)       $15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,      to Average Net     Net Investment
            For the                      End of          Assets(f)       Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)    Rate (g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.15 %     $338,377      0.89%(h)   0.89%(h)      0.82 %         68%
           12/31/2004       14.58        295,909      1.00(i)   1.00(i)       0.58           109
           12/31/2003       31.42         74,375      1.00      1.02          0.10            73
           12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
           12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        8.86 %     $    614      1.14%(h)   1.14%(h)      0.59 %         68%
           12/31/2004       14.36            470      1.25(i)   1.25(i)       0.27           109
           12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                       JPMMCV-5 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

- Political instability and small markets

- Different market trading days

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000 Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    20.77%

1997                    28.57%

1998                    28.67%

1999                    22.19%

2000                    (0.51)%

2001                   (10.04)%

2002                   (22.81)%

2003                    30.76%

2004                     9.86%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  06/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               6.16%     1.15%        9.91%
Service Class               5.90%      N/A        14.07%
S&P 500 Composite Stock
  Price Index               4.91%     0.54%        9.07%
Russell 1000 Growth
  Index**                   5.26%    (3.58)%       6.73%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 88     $274      $477      $1,061
Service Class             $113     $353      $612      $1,352
--------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of assets up to $500 million; and 0.775% of assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750
  million and $1.5
  billion.................   5% reduction fee on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% reduction fee on
                               assets over $1.5 billion
Assets above $3 billion...       10.0% reduction fee on
                                 assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $21.63         $0.06           $ 1.27         $ 1.33       $(0.11)     $   --       $(0.11)       $22.85
           12/31/2004     19.72          0.11             1.83           1.94        (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03             4.61           4.64        (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02            (4.48)         (4.46)       (0.01)         --        (0.01)        15.09
           12/31/2001     25.62          0.02            (2.37)         (2.35)          --       (3.71)       (3.71)        19.56
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.55            --(h)          1.27           1.27        (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09             1.79           1.88        (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)          3.62           3.62           --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.16 %     $311,913      0.86%     0.86%         0.26%          38%
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
                 12/31/2001      (10.04)       229,751      0.91      0.93          0.11           67
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               FGI-1    Federated Growth & Income
                                              IMGF-1    International Moderate Growth Fund
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    15.23%

1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               13.79%    2.32%        5.18%
Service Class               13.61%      N/A       23.39%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     14.02%    4.94%        6.17%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.27%      0.27%
                                          ------------------
TOTAL                                       1.12%      1.37%
Expense reduction(c)                        0.18%      0.18%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $338      $600      $1,347
Service Class                 $121     $416      $733      $1,631
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.45% up to $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $11.30         $0.18           $ 1.34         $ 1.52       $(0.40)     $   --       $(0.40)       $12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
           12/31/2001     15.18          0.03            (3.09)         (3.06)          --       (2.96)       (2.96)         9.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.79 %     $190,875      0.94%     1.12%         1.62%           22%
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                               JGR-1    Janus Growth
                                             MFSHY-1    MFS High Yield
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the

                                      ATST
                                 AB-1 AEGON Bond
portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     0.14%

1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended  09/30/1998
Lowest:   (3.87)% Quarter ended  03/31/1996

                                      ATST
                                 AB-2 AEGON Bond

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                2.30%     5.79%      5.48%
Service Class                2.07%      N/A       3.05%
Lehman Brothers Aggregate
  Bond Index                 2.43%     5.87%      6.16%
Lehman Brothers U.S.
  Government/Credit Index    2.37%     6.10%      6.17%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.59%      0.84%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.59%      0.84%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $60      $189      $329      $  738
Service Class                 $86      $268      $466      $1,037
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

                                      ATST
                                 AB-3 AEGON Bond

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors Inc. since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                                 AB-4 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2005    $12.23         $0.54           $(0.26)        $0.28        $(0.66)     $(0.02)      $(0.68)       $11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
           12/31/2001     11.14          0.63             0.27          0.90         (0.08)         --        (0.08)        11.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.30%       $185,820      0.59%     0.59%         4.42%           6%
                 12/31/2004       4.53         218,258      0.56      0.56          4.52           12
                 12/31/2003       4.28         264,668      0.52      0.52          4.88           27
                 12/31/2002       9.97         331,734      0.53      0.53          5.21           49
                 12/31/2001       8.07         255,940      0.55      0.55          5.42           53
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.07           8,293      0.84      0.84          4.16            6
                 12/31/2004       4.31           5,471      0.81      0.81          4.21           12
                 12/31/2003       1.78           1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) AEGON Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                                 AB-5 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be based in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.
The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time.

To determine how to allocate
portfolio assets among the
"great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                      GCA-1 Great Companies -- America(SM)

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     1.72%

2005                     3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%   Quarter ended  06/30/2003
Lowest:   (16.25)%  Quarter ended  06/30/2002

                                      ATST
                      GCA-2 Great Companies -- America(SM)

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR  5 YEAR   LIFE OF FUND*
                          ------  ------   -------------
Initial Class              3.88%   (1.71)%      0.76%
Service Class              3.63%     N/A        8.15%
S&P 500 Composite Stock
  Price Index              4.91%    0.54%      (1.06)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006. TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is: 0.30% of the first $500 million; and 0.25% in excess of $500 million

                                      ATST
                      GCA-3 Great Companies -- America(SM)
less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA) in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      GCA-4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                                                                              Distributions
                                               Investment Operations              -------------------------------------
                        Net Asset   -------------------------------------------                  From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 9.89         $0.05           $ 0.33         $ 0.38       $(0.09)      $--         $(0.09)       $10.18
           12/31/2004      9.78          0.07             0.09           0.16        (0.05)       --          (0.05)         9.89
           12/31/2003      7.88          0.06             1.88           1.94        (0.04)       --          (0.04)         9.78
           12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)       --          (0.02)         7.88
           12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)       --          (0.03)         9.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $ 9.92         $0.03           $ 0.33         $ 0.36       $(0.08)      $--         $(0.08)       $10.20
           12/31/2004      9.81          0.06             0.08           0.14        (0.03)       --          (0.03)         9.92
           12/31/2003      8.37          0.03             1.41           1.44           --        --             --          9.81
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.88 %     $231,323      0.88%     0.88%         0.53%          112%
           12/31/2004        1.72        294,213      0.86      0.86          0.78            53
           12/31/2003       24.67        229,217      0.85      0.85          0.73            39
           12/31/2002      (20.69)       233,961      0.88      0.88          0.54            31
           12/31/2001      (12.20)       152,874      0.89      0.89          0.39            70
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.63 %     $  3,977      1.13%     1.13%         0.27%          112%
           12/31/2004        1.46          4,098      1.12      1.12          0.59            53
           12/31/2003       17.25            541      1.12      1.12          0.50            39
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-America(SM) share classes commenced operations as follows:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      GCA-5 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    J.P. Morgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

 - High potential reward compared to potential risk

 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market

                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index
performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.46%    (0.34)%       6.10%
Service Class             3.20%      N/A        13.48%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        6.89%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                       JPMEI-3 J.P. Morgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of J.P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMEI-4 J.P. Morgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.04         $0.13           $ 0.35         $ 0.48       $(0.18)      $--         $(0.18)       $14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
           12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)       --          (0.09)        13.24
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.46 %     $200,857      0.83%     0.83%         0.95%          42%
           12/31/2004       11.02        231,055      0.80      0.80          1.18           48
           12/31/2003       28.94        233,744      0.82      0.82          0.91           52
           12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
           12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.20          7,462      1.08      1.08          0.71           42
           12/31/2004       10.71          6,339      1.06      1.06          1.33           48
           12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       JPMEI-5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio is a "diversified" portfolio and invests primarily in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called "bottom-up stock" selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers and suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes (such as, without limitation: the introduction of a new product line, the appointment of a new management team, or an acquisition). As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the portfolio to incur higher transaction costs (which may adversely affect the portfolio's performance) and may increase taxable distributions for shareholders.

                                      ATST
                             MARGR-1 Marsico Growth

Marisco may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in

                                      ATST
                             MARGR-2 Marsico Growth
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  06/30/2003
Lowest:   (16.26)% Quarter ended  09/30/2002

                                      ATST
                             MARGR-3 Marsico Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  8.58%    (0.42)%    0.85%
Service Class                  8.21%      N/A%    15.10%
S&P 500 Composite Stock
  Price Index                  4.91%     0.54%     0.54%
Russell 1000 Growth Index**    5.26%    (3.58)%   (3.14)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 S. Tryon St., Charlotte, NC 28255.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

                                      ATST
                             MARGR-4 Marsico Growth

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the founder and Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.53        $ 0.01          $  0.81        $  0.82      $ (0.01)     $    --       $ (0.01)       $10.34
         12/31/2004      8.49          0.01             1.03           1.04           --           --            --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --           --            --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)          --         (0.01)         6.72
         12/31/2001     10.67          0.02            (1.52)         (1.50)       (0.07)       (0.01)        (0.08)         9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.50         (0.01)            0.79           0.78           --           --            --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --           --            --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --           --            --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.58 %     $194,775      0.88%     0.88%         0.15 %          66%
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are engaged in Internet-related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet-related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies

                                      ATST
                                MN-1 Munder Net50
often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                                MN-2 Munder Net50

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index, a widely recognized, unmanaged index of market performance. The Inter@ctive Week Internet Index (IIX) is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             8.06%    (0.94)%       1.67%
Service Class             7.77%      N/A        22.70%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        0.54%
Inter@ctive Week
  Internet Index          1.28%    (8.85)%      (9.09)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed
    this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                                MN-3 Munder Net50

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                            0.90%      0.90%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.12%      0.12%
                                          ------------------
TOTAL                                      1.02%      1.27%
Expense reduction(c)                       0.02%      0.02%
                                          ------------------
NET OPERATING EXPENSES                     1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $102     $323      $561      $1,246
Service Class                 $127     $401      $695      $1,532
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.90%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Suite 300, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50%, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder

                                      ATST
                                MN-4 Munder Net50

@Vantage Fund, since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.55        $(0.06)          $ 0.83         $ 0.77       $   --      $   --        $   --        $10.32
         12/31/2004      8.28         (0.05)            1.32           1.27           --          --            --          9.55
         12/31/2003      4.97         (0.06)            3.37           3.31           --          --            --          8.28
         12/31/2002      8.07         (0.05)           (3.05)         (3.10)          --          --            --          4.97
         12/31/2001     10.88            --            (2.76)         (2.76)       (0.05)         --         (0.05)         8.07
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.52         (0.08)            0.82           0.74           --          --            --         10.26
         12/31/2004      8.28         (0.06)            1.30           1.24           --          --            --          9.52
         12/31/2003      5.94         (0.06)            2.40           2.34           --          --            --          8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.06 %     $113,452      1.00%     1.02%        (0.62)%          96%
                 12/31/2004       15.34        100,139      1.00(h)   1.00(h)      (0.55)           34
                 12/31/2003       66.60         74,941      1.00      1.08         (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00      1.77         (0.92)           52
                 12/31/2001      (25.42)        11,245      1.00      1.72          0.05           208
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.77          3,179      1.25      1.27         (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)   1.25(h)      (0.68)           34
                 12/31/2003       39.39            750      1.25      1.38         (1.14)           29
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                           TB-1 Transamerica Balanced

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2005)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    7.96%         7.34%
Service Class                    7.79%        11.13%
S&P 500 Composite Stock Price
  Index                          4.91%         5.99%
Lehman Brothers U.S.
  Government/Credit Index        2.37%         5.61%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.94%      1.19%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $300      $520      $1,155
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, Principal, Managing Director and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Head of Fixed Income Investments, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining the Transamerica organization in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.77         $0.14           $ 0.74         $ 0.88       $(0.16)     $(0.86)      $(1.02)       $11.63
         12/31/2004     10.79          0.16             1.02           1.18        (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13             1.19           1.32        (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07            (0.58)         (0.51)           -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.77          0.11             0.74           0.85        (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14             1.01           1.15        (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08             0.98           1.06            -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.96 %      $61,698      0.94%     0.94%         1.17%           50%
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized unmanaged index of market performance.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's

                                      ATST
                        TVB-1 Transamerica Value Balanced
intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Intermediate U.S. Government/Credit Index, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                        TVB-2 Transamerica Value Balanced


1996                    14.42%

1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  06/20/2003
Lowest:   (12.82)%       Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.59%    4.39%        7.11%
Service Class                6.21%      N/A       11.77%
Russell 1000 Value Index     7.05%    5.28%       10.94%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index    1.58%    5.49%        5.80%

*   The portfolio commenced operations January 3, 1995;
    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to

                                      ATST
                        TVB-3 Transamerica Value Balanced

$1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining the Transamerica organization in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

LEAD FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Senior Vice President and Head of Fixed-Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $13.48         $0.31           $ 0.51         $ 0.82       $(0.36)    $ (1.06)      $(1.42)        $12.88
         12/31/2004     12.41          0.36             0.86           1.22        (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30             1.81           2.11        (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33            (2.20)         (1.87)       (0.28)      (0.48)       (0.76)         10.66
         12/31/2001     13.19          0.36            (0.07)          0.29        (0.19)         --        (0.19)         13.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     13.86          0.28             0.52           0.80        (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37             0.87           1.24        (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18             1.52           1.70        (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.59 %     $462,906      0.85%     0.85%         2.34%           58%
                 12/31/2004        9.96        525,519      0.84      0.84          2.88            98
                 12/31/2003       20.16        249,184      0.82      0.82          2.68            53
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.21          5,240      1.10      1.10          2.09            58
                 12/31/2004        9.83          3,711      1.10      1.10          2.81            98
                 12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               JGR-1    Janus Growth
                                                TE-1    Transamerica Equity
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                               JGR-1    Janus Growth
                                             PIMCO-1    PIMCO Total Return
                                             TRPSC-1    T. Rowe Price Small Cap
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TVB-1    Transamerica Value Balanced
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(AMERICAN CENTURY LOGO)    American Century International


NOTE: At a recent Board meeting, the Board of Trustees approved a sub-adviser replacement for this portfolio. Effective on or about July 1, 2006, this portfolio will be sub-advised by MFS Investment Management and the portfolio will be named MFS International Equity.
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

 - Equity securities of growing foreign companies

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by ACGIM. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using ACGIM's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In addition to locating strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, the managers intend to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                      ACI-1 American Century International

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional risks and costs. Risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                      ACI-2 American Century International

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risk include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                      ACI-3 American Century International


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            12.86%   (0.49)%       2.58%
Service Class            12.42%     N/A        20.18%
MSCI-EAFE Index          14.02%    4.94%        6.16%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.10%      1.35%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.10%      1.35%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $112     $350      $606      $1,340
Service Class                 $137     $428      $739      $1,624
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: American Century Global Investment Management, Inc., The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.50% of the first $250 million; 0.475% over $250 million up to

                                      ATST
                      ACI-4 American Century International

$500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

ACGIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. The portfolio managers on the team buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since May 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. Mr. Creveling received a bachelor's of science degree in accounting from Drexel University and an MBA in finance from The Stern School of Business -- New York University.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining ACGIM, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      ACI-5 American Century International

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.61        $ 0.11           $ 0.92         $ 1.03       $(0.07)     $(0.82)      $(0.89)       $ 8.75
           12/31/2004      7.53          0.05             1.03           1.08           --          --           --          8.61
           12/31/2003      6.01          0.04             1.48           1.52           --          --           --          7.53
           12/31/2002      7.65          0.01            (1.63)         (1.62)       (0.02)         --        (0.02)         6.01
           12/31/2001     10.34          0.07            (2.45)         (2.38)       (0.28)      (0.03)       (0.31)         7.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      8.59          0.08             0.91           0.99        (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03             1.04           1.07           --          --           --          8.59
           12/31/2003      5.91         (0.02)            1.63           1.61           --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(h)   Total(h)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.86 %     $265,260      1.10%     1.10%         1.30 %         103%
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century International share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                      ACI-6 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    J.P. Morgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

 - High potential reward compared to potential risk

 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market

                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index
performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.46%    (0.34)%       6.10%
Service Class             3.20%      N/A        13.48%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        6.89%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                       JPMEI-3 J.P. Morgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of J.P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMEI-4 J.P. Morgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.04         $0.13           $ 0.35         $ 0.48       $(0.18)      $--         $(0.18)       $14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
           12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)       --          (0.09)        13.24
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.46 %     $200,857      0.83%     0.83%         0.95%          42%
           12/31/2004       11.02        231,055      0.80      0.80          1.18           48
           12/31/2003       28.94        233,744      0.82      0.82          0.91           52
           12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
           12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.20          7,462      1.08      1.08          0.71           42
           12/31/2004       10.71          6,339      1.06      1.06          1.33           48
           12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       JPMEI-5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized unmanaged index of market performance.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's

                                      ATST
                        TVB-1 Transamerica Value Balanced
intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Intermediate U.S. Government/Credit Index, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                        TVB-2 Transamerica Value Balanced


1996                    14.42%

1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  06/20/2003
Lowest:   (12.82)%       Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.59%    4.39%        7.11%
Service Class                6.21%      N/A       11.77%
Russell 1000 Value Index     7.05%    5.28%       10.94%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index    1.58%    5.49%        5.80%

*   The portfolio commenced operations January 3, 1995;
    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to

                                      ATST
                        TVB-3 Transamerica Value Balanced

$1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining the Transamerica organization in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

LEAD FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Senior Vice President and Head of Fixed-Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $13.48         $0.31           $ 0.51         $ 0.82       $(0.36)    $ (1.06)      $(1.42)        $12.88
         12/31/2004     12.41          0.36             0.86           1.22        (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30             1.81           2.11        (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33            (2.20)         (1.87)       (0.28)      (0.48)       (0.76)         10.66
         12/31/2001     13.19          0.36            (0.07)          0.29        (0.19)         --        (0.19)         13.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     13.86          0.28             0.52           0.80        (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37             0.87           1.24        (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18             1.52           1.70        (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.59 %     $462,906      0.85%     0.85%         2.34%           58%
                 12/31/2004        9.96        525,519      0.84      0.84          2.88            98
                 12/31/2003       20.16        249,184      0.82      0.82          2.68            53
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.21          5,240      1.10      1.10          2.09            58
                 12/31/2004        9.83          3,711      1.10      1.10          2.81            98
                 12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    15.23%

1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               13.79%    2.32%        5.18%
Service Class               13.61%      N/A       23.39%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     14.02%    4.94%        6.17%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.27%      0.27%
                                          ------------------
TOTAL                                       1.12%      1.37%
Expense reduction(c)                        0.18%      0.18%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $338      $600      $1,347
Service Class                 $121     $416      $733      $1,631
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.45% up to $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $11.30         $0.18           $ 1.34         $ 1.52       $(0.40)     $   --       $(0.40)       $12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
           12/31/2001     15.18          0.03            (3.09)         (3.06)          --       (2.96)       (2.96)         9.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.79 %     $190,875      0.94%     1.12%         1.62%           22%
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                             TUSGS-1    Transamerica U.S. Government Securities

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the

                                      ATST
                                 AB-1 AEGON Bond
portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     0.14%

1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended  09/30/1998
Lowest:   (3.87)% Quarter ended  03/31/1996

                                      ATST
                                 AB-2 AEGON Bond

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                2.30%     5.79%      5.48%
Service Class                2.07%      N/A       3.05%
Lehman Brothers Aggregate
  Bond Index                 2.43%     5.87%      6.16%
Lehman Brothers U.S.
  Government/Credit Index    2.37%     6.10%      6.17%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.59%      0.84%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.59%      0.84%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $60      $189      $329      $  738
Service Class                 $86      $268      $466      $1,037
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

                                      ATST
                                 AB-3 AEGON Bond

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors Inc. since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                                 AB-4 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2005    $12.23         $0.54           $(0.26)        $0.28        $(0.66)     $(0.02)      $(0.68)       $11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
           12/31/2001     11.14          0.63             0.27          0.90         (0.08)         --        (0.08)        11.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.30%       $185,820      0.59%     0.59%         4.42%           6%
                 12/31/2004       4.53         218,258      0.56      0.56          4.52           12
                 12/31/2003       4.28         264,668      0.52      0.52          4.88           27
                 12/31/2002       9.97         331,734      0.53      0.53          5.21           49
                 12/31/2001       8.07         255,940      0.55      0.55          5.42           53
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.07           8,293      0.84      0.84          4.16            6
                 12/31/2004       4.31           5,471      0.81      0.81          4.21           12
                 12/31/2003       1.78           1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) AEGON Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                                 AB-5 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    J.P. Morgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              9.15%     6.62%        7.98%
Service Class              8.86%      N/A        18.55%
Russell MidCap Value
  Index                   12.65%    12.20%       10.92%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       JPMMCV-3 J.P. Morgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, N.Y. 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1980, Jonathan is portfolio manager of the U.S.-domiciled JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund as well as co-portfolio manager of the JPMorgan Equity Income Fund. In addition, he is portfolio manager of the Luxembourg-domiciled JPMF US Strategic Value Fund and JPMF America Equity Fund. Jonathan joined the firm as an analyst in the London office, with responsibility for covering the energy, real estate, and building products sectors in U.S. small cap. He joined the New York office in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, CPA, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high-net-worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMMCV-4 J.P. Morgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.81        $ 0.13           $ 1.22         $ 1.35       $(0.03)     $(0.24)      $(0.27)       $15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
           12/31/2001     11.90          0.01            (0.49)         (0.48)       (0.12)      (0.01)       (0.13)        11.29
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $14.77        $ 0.09           $ 1.22         $ 1.31       $(0.01)     $(0.24)      $(0.25)       $15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,      to Average Net     Net Investment
            For the                      End of          Assets(f)       Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)    Rate (g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.15 %     $338,377      0.89%(h)   0.89%(h)      0.82 %         68%
           12/31/2004       14.58        295,909      1.00(i)   1.00(i)       0.58           109
           12/31/2003       31.42         74,375      1.00      1.02          0.10            73
           12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
           12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        8.86 %     $    614      1.14%(h)   1.14%(h)      0.59 %         68%
           12/31/2004       14.36            470      1.25(i)   1.25(i)       0.27           109
           12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                       JPMMCV-5 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.
It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC, seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments.

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      ATST
                             JNGR-1 Jennison Growth

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, is a widely recognized, unmanaged index of market performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may

                                      ATST
                             JNGR-2 Jennison Growth
be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                             1 YEAR   5 YEARS     FUND*
                             ------   --------   -------
Initial Class                13.79%    (2.04)%     0.36%
Service Class                13.52%      N/A      16.39%
Russell 1000 Growth Index     5.26%    (3.58)%     4.96%
S&P 500 Composite Stock
  Price Index**               4.91%     0.54%      7.62%

 *  Initial Class shares commenced operations
    November 18, 1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. This benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-advisor since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80 of the first $500 million; and 0.70 in excess of $500 million.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in 1972 and is currently a Managing Director. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.01        $(0.01)          $ 1.07         $ 1.06       $(0.02)     $(0.50)      $(0.52)       $ 8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
           12/31/2001     10.30         (0.02)           (1.87)         (1.89)       (0.18)         --        (0.18)         8.23
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005       13.79 %     $152,630      0.87%     0.87%        (0.14)%          67%
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
           12/31/2001      (18.54)        34,245      1.01      1.01         (0.13)           78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               ACI-1    American Century International
                                             ACLCV-1    American Century Large Company Value
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             MFSHY-1    MFS High Yield
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKLCC-1    Van Kampen Large Cap Core
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(AMERICAN CENTURY LOGO)    American Century International


NOTE: At a recent Board meeting, the Board of Trustees approved a sub-adviser replacement for this portfolio. Effective on or about July 1, 2006, this portfolio will be sub-advised by MFS Investment Management and the portfolio will be named MFS International Equity.
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

 - Equity securities of growing foreign companies

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by ACGIM. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using ACGIM's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In addition to locating strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, the managers intend to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                      ACI-1 American Century International

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional risks and costs. Risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                      ACI-2 American Century International

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risk include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                      ACI-3 American Century International


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            12.86%   (0.49)%       2.58%
Service Class            12.42%     N/A        20.18%
MSCI-EAFE Index          14.02%    4.94%        6.16%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.10%      1.35%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.10%      1.35%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $112     $350      $606      $1,340
Service Class                 $137     $428      $739      $1,624
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: American Century Global Investment Management, Inc., The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.50% of the first $250 million; 0.475% over $250 million up to

                                      ATST
                      ACI-4 American Century International

$500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

ACGIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. The portfolio managers on the team buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since May 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. Mr. Creveling received a bachelor's of science degree in accounting from Drexel University and an MBA in finance from The Stern School of Business -- New York University.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining ACGIM, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      ACI-5 American Century International

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.61        $ 0.11           $ 0.92         $ 1.03       $(0.07)     $(0.82)      $(0.89)       $ 8.75
           12/31/2004      7.53          0.05             1.03           1.08           --          --           --          8.61
           12/31/2003      6.01          0.04             1.48           1.52           --          --           --          7.53
           12/31/2002      7.65          0.01            (1.63)         (1.62)       (0.02)         --        (0.02)         6.01
           12/31/2001     10.34          0.07            (2.45)         (2.38)       (0.28)      (0.03)       (0.31)         7.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      8.59          0.08             0.91           0.99        (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03             1.04           1.07           --          --           --          8.59
           12/31/2003      5.91         (0.02)            1.63           1.61           --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(h)   Total(h)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.86 %     $265,260      1.10%     1.10%         1.30 %         103%
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century International share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                      ACI-6 American Century International

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    American Century Large Company Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal. (CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc., seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in larger companies. Under normal market conditions, the portfolio will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's assets invested in large cap U.S. equity securities at all times.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign

                                      ATST
                  ACLCV-1 American Century Large Company Value issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's Composite Stock Price Index (S&P 500), is a widely recognized unmanaged index of market performance which is comprised of 500 widely held

                                      ATST
                  ACLCV-2 American Century Large Company Value common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000 Value Index, is a widely recognized managed index of market performance which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (19.38)%

2003                    28.79%

2004                    13.91%

2005                     4.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.21%  Quarter ended  06/30/2003
Lowest:   (16.82)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             LIFE OF
                                  1 YEAR      FUND*
                                  ------   ------------
Initial Class                      4.15%       3.37%
Service Class                      3.83%      15.44%
S&P 500 Composite Stock Price
  Index                            4.91%       1.69%
Russell 1000 Value Index**         7.05%       5.95%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.91%      1.16%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.91%      1.16%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.35%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                  ACLCV-3 American Century Large Company Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $290      $504      $1,120
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% of assets over $250 million up to $500 million; 0.775% of assets over $500 million up to $750 million; and 0.70% in excess of $750 million.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main St., 14th Floor, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

MARK MALLON, CFA, Chief Investment Officer and Executive Vice President, has been a member of the team that manages the portfolio since its inception. He joined ACIM in April 1997. Before joining ACIM, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University.

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined ACIM in December 1998. Before joining ACIM, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's Degree in mathematics and a Master's Degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago.

BRENDON HEALY, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the portfolio since its inception. He joined ACIM in April 2000 and has been a Portfolio Manager since February 2004. Before joining ACIM, he spent six years with USAA as an equity analyst. He has a Bachelor's Degree in mechanical engineering from the University of Arizona and an MBA from the University of Texas-Austin.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  ACLCV-4 American Century Large Company Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $11.06         $0.18           $ 0.26         $ 0.44       $(0.07)     $(0.42)      $(0.49)       $11.01
           12/31/2004      9.81          0.17             1.18           1.35        (0.10)         --        (0.10)        11.06
           12/31/2003      7.64          0.12             2.08           2.20        (0.03)         --        (0.03)         9.81
           12/31/2002      9.48          0.06            (1.90)         (1.84)          --          --           --          7.64
           12/31/2001     10.00          0.03            (0.55)         (0.52)          --          --           --          9.48
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     11.07          0.15             0.26           0.41        (0.06)      (0.42)       (0.48)        11.00
           12/31/2004      9.82          0.17             1.16           1.33        (0.08)         --        (0.08)        11.07
           12/31/2003      7.90          0.08             1.85           1.93        (0.01)         --        (0.01)         9.82
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.15%      $120,738      0.91%     0.91%         1.62%          26%
                 12/31/2004       13.91        185,445      0.97      0.97          1.67           86
                 12/31/2003       28.79         59,978      1.08      1.08          1.41           62
                 12/31/2002      (19.38)        34,898      1.40      1.54          0.76           94
                 12/31/2001       (5.20)         6,785      1.40      5.95          0.50           47
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.83          1,781      1.16      1.16          1.36           26
                 12/31/2004       13.61          1,947      1.22      1.22          1.66           86
                 12/31/2003       24.40            149      1.31      1.31          1.39           62
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century Large Company Value share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                  ACLCV-5 American Century Large Company Value

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be based in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.
The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time.

To determine how to allocate
portfolio assets among the
"great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                      GCA-1 Great Companies -- America(SM)

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     1.72%

2005                     3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%   Quarter ended  06/30/2003
Lowest:   (16.25)%  Quarter ended  06/30/2002

                                      ATST
                      GCA-2 Great Companies -- America(SM)

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR  5 YEAR   LIFE OF FUND*
                          ------  ------   -------------
Initial Class              3.88%   (1.71)%      0.76%
Service Class              3.63%     N/A        8.15%
S&P 500 Composite Stock
  Price Index              4.91%    0.54%      (1.06)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006. TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is: 0.30% of the first $500 million; and 0.25% in excess of $500 million

                                      ATST
                      GCA-3 Great Companies -- America(SM)
less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA) in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      GCA-4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                                                                              Distributions
                                               Investment Operations              -------------------------------------
                        Net Asset   -------------------------------------------                  From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 9.89         $0.05           $ 0.33         $ 0.38       $(0.09)      $--         $(0.09)       $10.18
           12/31/2004      9.78          0.07             0.09           0.16        (0.05)       --          (0.05)         9.89
           12/31/2003      7.88          0.06             1.88           1.94        (0.04)       --          (0.04)         9.78
           12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)       --          (0.02)         7.88
           12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)       --          (0.03)         9.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $ 9.92         $0.03           $ 0.33         $ 0.36       $(0.08)      $--         $(0.08)       $10.20
           12/31/2004      9.81          0.06             0.08           0.14        (0.03)       --          (0.03)         9.92
           12/31/2003      8.37          0.03             1.41           1.44           --        --             --          9.81
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.88 %     $231,323      0.88%     0.88%         0.53%          112%
           12/31/2004        1.72        294,213      0.86      0.86          0.78            53
           12/31/2003       24.67        229,217      0.85      0.85          0.73            39
           12/31/2002      (20.69)       233,961      0.88      0.88          0.54            31
           12/31/2001      (12.20)       152,874      0.89      0.89          0.39            70
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.63 %     $  3,977      1.13%     1.13%         0.27%          112%
           12/31/2004        1.46          4,098      1.12      1.12          0.59            53
           12/31/2003       17.25            541      1.12      1.12          0.50            39
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-America(SM) share classes commenced operations as follows:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      GCA-5 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    J.P. Morgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

 - High potential reward compared to potential risk

 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market

                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index
performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.46%    (0.34)%       6.10%
Service Class             3.20%      N/A        13.48%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        6.89%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                       JPMEI-3 J.P. Morgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of J.P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMEI-4 J.P. Morgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.04         $0.13           $ 0.35         $ 0.48       $(0.18)      $--         $(0.18)       $14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
           12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)       --          (0.09)        13.24
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.46 %     $200,857      0.83%     0.83%         0.95%          42%
           12/31/2004       11.02        231,055      0.80      0.80          1.18           48
           12/31/2003       28.94        233,744      0.82      0.82          0.91           52
           12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
           12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.20          7,462      1.08      1.08          0.71           42
           12/31/2004       10.71          6,339      1.06      1.06          1.33           48
           12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       JPMEI-5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.
It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC, seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments.

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      ATST
                             JNGR-1 Jennison Growth

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, is a widely recognized, unmanaged index of market performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may

                                      ATST
                             JNGR-2 Jennison Growth
be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                             1 YEAR   5 YEARS     FUND*
                             ------   --------   -------
Initial Class                13.79%    (2.04)%     0.36%
Service Class                13.52%      N/A      16.39%
Russell 1000 Growth Index     5.26%    (3.58)%     4.96%
S&P 500 Composite Stock
  Price Index**               4.91%     0.54%      7.62%

 *  Initial Class shares commenced operations
    November 18, 1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. This benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-advisor since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80 of the first $500 million; and 0.70 in excess of $500 million.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in 1972 and is currently a Managing Director. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.01        $(0.01)          $ 1.07         $ 1.06       $(0.02)     $(0.50)      $(0.52)       $ 8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
           12/31/2001     10.30         (0.02)           (1.87)         (1.89)       (0.18)         --        (0.18)         8.23
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005       13.79 %     $152,630      0.87%     0.87%        (0.14)%          67%
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
           12/31/2001      (18.54)        34,245      1.01      1.01         (0.13)           78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio is a "diversified" portfolio and invests primarily in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called "bottom-up stock" selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers and suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes (such as, without limitation: the introduction of a new product line, the appointment of a new management team, or an acquisition). As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the portfolio to incur higher transaction costs (which may adversely affect the portfolio's performance) and may increase taxable distributions for shareholders.

                                      ATST
                             MARGR-1 Marsico Growth

Marisco may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in

                                      ATST
                             MARGR-2 Marsico Growth
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  06/30/2003
Lowest:   (16.26)% Quarter ended  09/30/2002

                                      ATST
                             MARGR-3 Marsico Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  8.58%    (0.42)%    0.85%
Service Class                  8.21%      N/A%    15.10%
S&P 500 Composite Stock
  Price Index                  4.91%     0.54%     0.54%
Russell 1000 Growth Index**    5.26%    (3.58)%   (3.14)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 S. Tryon St., Charlotte, NC 28255.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

                                      ATST
                             MARGR-4 Marsico Growth

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the founder and Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.53        $ 0.01          $  0.81        $  0.82      $ (0.01)     $    --       $ (0.01)       $10.34
         12/31/2004      8.49          0.01             1.03           1.04           --           --            --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --           --            --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)          --         (0.01)         6.72
         12/31/2001     10.67          0.02            (1.52)         (1.50)       (0.07)       (0.01)        (0.08)         9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.50         (0.01)            0.79           0.78           --           --            --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --           --            --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --           --            --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.58 %     $194,775      0.88%     0.88%         0.15 %          66%
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

- Political instability and small markets

- Different market trading days

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000 Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    20.77%

1997                    28.57%

1998                    28.67%

1999                    22.19%

2000                    (0.51)%

2001                   (10.04)%

2002                   (22.81)%

2003                    30.76%

2004                     9.86%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  06/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               6.16%     1.15%        9.91%
Service Class               5.90%      N/A        14.07%
S&P 500 Composite Stock
  Price Index               4.91%     0.54%        9.07%
Russell 1000 Growth
  Index**                   5.26%    (3.58)%       6.73%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 88     $274      $477      $1,061
Service Class             $113     $353      $612      $1,352
--------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of assets up to $500 million; and 0.775% of assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750
  million and $1.5
  billion.................   5% reduction fee on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% reduction fee on
                               assets over $1.5 billion
Assets above $3 billion...       10.0% reduction fee on
                                 assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $21.63         $0.06           $ 1.27         $ 1.33       $(0.11)     $   --       $(0.11)       $22.85
           12/31/2004     19.72          0.11             1.83           1.94        (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03             4.61           4.64        (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02            (4.48)         (4.46)       (0.01)         --        (0.01)        15.09
           12/31/2001     25.62          0.02            (2.37)         (2.35)          --       (3.71)       (3.71)        19.56
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.55            --(h)          1.27           1.27        (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09             1.79           1.88        (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)          3.62           3.62           --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.16 %     $311,913      0.86%     0.86%         0.26%          38%
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
                 12/31/2001      (10.04)       229,751      0.91      0.93          0.11           67
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                           TB-1 Transamerica Balanced

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2005)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    7.96%         7.34%
Service Class                    7.79%        11.13%
S&P 500 Composite Stock Price
  Index                          4.91%         5.99%
Lehman Brothers U.S.
  Government/Credit Index        2.37%         5.61%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.94%      1.19%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $300      $520      $1,155
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, Principal, Managing Director and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Head of Fixed Income Investments, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining the Transamerica organization in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.77         $0.14           $ 0.74         $ 0.88       $(0.16)     $(0.86)      $(1.02)       $11.63
         12/31/2004     10.79          0.16             1.02           1.18        (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13             1.19           1.32        (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07            (0.58)         (0.51)           -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.77          0.11             0.74           0.85        (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14             1.01           1.15        (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08             0.98           1.06            -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.96 %      $61,698      0.94%     0.94%         1.17%           50%
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    15.23%

1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               13.79%    2.32%        5.18%
Service Class               13.61%      N/A       23.39%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                     14.02%    4.94%        6.17%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.27%      0.27%
                                          ------------------
TOTAL                                       1.12%      1.37%
Expense reduction(c)                        0.18%      0.18%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $338      $600      $1,347
Service Class                 $121     $416      $733      $1,631
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.45% up to $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $11.30         $0.18           $ 1.34         $ 1.52       $(0.40)     $   --       $(0.40)       $12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
           12/31/2001     15.18          0.03            (3.09)         (3.06)          --       (2.96)       (2.96)         9.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.79 %     $190,875      0.94%     1.12%         1.62%           22%
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Large Cap Core

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital
appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign
               companies that are listed on
               U.S. exchanges or traded
               in U.S. markets.

               The manager seeks to invest in high
               quality companies it believes have
               sustainable competitive advantages and                the ability
to redeploy capital at high
               rates of return. The manager studies a                company's
business model, business
               visibility and the ability to generate
               free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Valuation is viewed in the context of prospects for sustainable earnings growth and business momentum. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

VALUE -- The portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings

                                      ATST
                        VKLCC-1 Van Kampen Large Cap Core
growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                        VKLCC-2 Van Kampen Large Cap Core
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    17.82%

1997                    20.14%

1998                    18.39%

1999                    26.39%

2000                    (5.93)%

2001                    (7.06)%

2002                   (16.38)%

2003                    21.08%

2004                    12.75%

2005                     9.41%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.66%  Quarter ended  12/31/1999
Lowest:   (12.44)% Quarter ended  09/30/2002

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                9.41%     3.03%      8.75%
Service Class                9.12%      N/A      14.21%
S&P 500 Composite Stock
  Index                      4.91%     0.54%      9.07%

*   Service Class shares commenced operations May 1,
    2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                        VKLCC-3 Van Kampen Large Cap Core

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management, does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's U.S. Growth and the Multi-Cap Value teams. Current members of the U.S. Growth team include DENNIS LYNCH, DAVID COHEN, Managing Directors of Van Kampen, SAM CHAINANI and ALEXANDER NORTON, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, Managing Directors of Van Kampen. Mr. Lynch, who is the U.S. Growth team's lead portfolio manager has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been

                                      ATST
                        VKLCC-4 Van Kampen Large Cap Core
with Van Kampen since 2000 and has managed the portfolio since July 2005. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKLCC-5 Van Kampen Large Cap Core

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                  For a share outstanding throughout each period(a)
                     ------------------------------------------------------------------------------------------------------------
                                            Investment Operations                          Distributions
                                 -------------------------------------------   -------------------------------------
                     Net Asset                                                                From                     Net Asset
         For the      Value,          Net         Net Realized                  From Net      Net                        Value,
          Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
         Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class 12/31/2005    $16.90         $0.14           $ 1.43         $ 1.57       $(0.24)     $   --       $(0.24)        $18.23
        12/31/2004     15.26          0.19             1.71           1.90        (0.26)         --        (0.26)         16.90
        12/31/2003     12.85          0.22             2.46           2.68        (0.27)         --        (0.27)         15.26
        12/31/2002     15.73          0.24            (2.81)         (2.57)       (0.31)         --        (0.31)         12.85
        12/31/2001     19.47          0.35            (1.64)         (1.29)       (0.37)      (2.08)       (2.45)         15.73
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class 12/31/2005     17.19          0.10             1.45           1.55        (0.22)         --        (0.22)         18.52
        12/31/2004     15.51          0.16             1.75           1.91        (0.23)         --        (0.23)         17.19
        12/31/2003     13.37          0.13             2.03           2.16        (0.02)         --        (0.02)         15.51
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.41 %     $208,119      0.82%     0.82%         0.84%           50%
                 12/31/2004       12.75        234,150      0.82      0.82          1.23           175
                 12/31/2003       21.08        246,502      0.83      0.83          1.62           180
                 12/31/2002      (16.38)       243,355      0.84      0.85          1.73           251
                 12/31/2001       (7.06)       291,091      0.86      0.92          1.95           221
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.12          1,076      1.07      1.07          0.59            50
                 12/31/2004       12.53            805      1.07      1.07          1.03           175
                 12/31/2003       16.14            225      1.08      1.08          1.31           180
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Large Cap Core share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKLCC-6 Van Kampen Large Cap Core

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                             MFSHY-1    MFS High Yield
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the

                                      ATST
                                 AB-1 AEGON Bond
portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     0.14%

1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended  09/30/1998
Lowest:   (3.87)% Quarter ended  03/31/1996

                                      ATST
                                 AB-2 AEGON Bond

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                2.30%     5.79%      5.48%
Service Class                2.07%      N/A       3.05%
Lehman Brothers Aggregate
  Bond Index                 2.43%     5.87%      6.16%
Lehman Brothers U.S.
  Government/Credit Index    2.37%     6.10%      6.17%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.59%      0.84%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.59%      0.84%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $60      $189      $329      $  738
Service Class                 $86      $268      $466      $1,037
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

                                      ATST
                                 AB-3 AEGON Bond

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors Inc. since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                                 AB-4 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2005    $12.23         $0.54           $(0.26)        $0.28        $(0.66)     $(0.02)      $(0.68)       $11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
           12/31/2001     11.14          0.63             0.27          0.90         (0.08)         --        (0.08)        11.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.30%       $185,820      0.59%     0.59%         4.42%           6%
                 12/31/2004       4.53         218,258      0.56      0.56          4.52           12
                 12/31/2003       4.28         264,668      0.52      0.52          4.88           27
                 12/31/2002       9.97         331,734      0.53      0.53          5.21           49
                 12/31/2001       8.07         255,940      0.55      0.55          5.42           53
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.07           8,293      0.84      0.84          4.16            6
                 12/31/2004       4.31           5,471      0.81      0.81          4.21           12
                 12/31/2003       1.78           1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) AEGON Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                                 AB-5 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(AMERICAN CENTURY LOGO)    American Century International


NOTE: At a recent Board meeting, the Board of Trustees approved a sub-adviser replacement for this portfolio. Effective on or about July 1, 2006, this portfolio will be sub-advised by MFS Investment Management and the portfolio will be named MFS International Equity.
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

 - Equity securities of growing foreign companies

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by ACGIM. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using ACGIM's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In addition to locating strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, the managers intend to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                      ACI-1 American Century International

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional risks and costs. Risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                      ACI-2 American Century International

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risk include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                      ACI-3 American Century International


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            12.86%   (0.49)%       2.58%
Service Class            12.42%     N/A        20.18%
MSCI-EAFE Index          14.02%    4.94%        6.16%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.10%      1.35%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.10%      1.35%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $112     $350      $606      $1,340
Service Class                 $137     $428      $739      $1,624
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: American Century Global Investment Management, Inc., The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.50% of the first $250 million; 0.475% over $250 million up to

                                      ATST
                      ACI-4 American Century International

$500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

ACGIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. The portfolio managers on the team buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since May 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. Mr. Creveling received a bachelor's of science degree in accounting from Drexel University and an MBA in finance from The Stern School of Business -- New York University.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining ACGIM, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      ACI-5 American Century International

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.61        $ 0.11           $ 0.92         $ 1.03       $(0.07)     $(0.82)      $(0.89)       $ 8.75
           12/31/2004      7.53          0.05             1.03           1.08           --          --           --          8.61
           12/31/2003      6.01          0.04             1.48           1.52           --          --           --          7.53
           12/31/2002      7.65          0.01            (1.63)         (1.62)       (0.02)         --        (0.02)         6.01
           12/31/2001     10.34          0.07            (2.45)         (2.38)       (0.28)      (0.03)       (0.31)         7.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      8.59          0.08             0.91           0.99        (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03             1.04           1.07           --          --           --          8.59
           12/31/2003      5.91         (0.02)            1.63           1.61           --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(h)   Total(h)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.86 %     $265,260      1.10%     1.10%         1.30 %         103%
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century International share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                      ACI-6 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be based in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.
The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time.

To determine how to allocate
portfolio assets among the
"great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                      GCA-1 Great Companies -- America(SM)

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     1.72%

2005                     3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%   Quarter ended  06/30/2003
Lowest:   (16.25)%  Quarter ended  06/30/2002

                                      ATST
                      GCA-2 Great Companies -- America(SM)

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR  5 YEAR   LIFE OF FUND*
                          ------  ------   -------------
Initial Class              3.88%   (1.71)%      0.76%
Service Class              3.63%     N/A        8.15%
S&P 500 Composite Stock
  Price Index              4.91%    0.54%      (1.06)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006. TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is: 0.30% of the first $500 million; and 0.25% in excess of $500 million

                                      ATST
                      GCA-3 Great Companies -- America(SM)
less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA) in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      GCA-4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                                                                              Distributions
                                               Investment Operations              -------------------------------------
                        Net Asset   -------------------------------------------                  From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 9.89         $0.05           $ 0.33         $ 0.38       $(0.09)      $--         $(0.09)       $10.18
           12/31/2004      9.78          0.07             0.09           0.16        (0.05)       --          (0.05)         9.89
           12/31/2003      7.88          0.06             1.88           1.94        (0.04)       --          (0.04)         9.78
           12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)       --          (0.02)         7.88
           12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)       --          (0.03)         9.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $ 9.92         $0.03           $ 0.33         $ 0.36       $(0.08)      $--         $(0.08)       $10.20
           12/31/2004      9.81          0.06             0.08           0.14        (0.03)       --          (0.03)         9.92
           12/31/2003      8.37          0.03             1.41           1.44           --        --             --          9.81
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.88 %     $231,323      0.88%     0.88%         0.53%          112%
           12/31/2004        1.72        294,213      0.86      0.86          0.78            53
           12/31/2003       24.67        229,217      0.85      0.85          0.73            39
           12/31/2002      (20.69)       233,961      0.88      0.88          0.54            31
           12/31/2001      (12.20)       152,874      0.89      0.89          0.39            70
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.63 %     $  3,977      1.13%     1.13%         0.27%          112%
           12/31/2004        1.46          4,098      1.12      1.12          0.59            53
           12/31/2003       17.25            541      1.12      1.12          0.50            39
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-America(SM) share classes commenced operations as follows:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      GCA-5 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    J.P. Morgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

 - High potential reward compared to potential risk

 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market

                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index
performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.46%    (0.34)%       6.10%
Service Class             3.20%      N/A        13.48%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        6.89%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                       JPMEI-3 J.P. Morgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of J.P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMEI-4 J.P. Morgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.04         $0.13           $ 0.35         $ 0.48       $(0.18)      $--         $(0.18)       $14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
           12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)       --          (0.09)        13.24
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.46 %     $200,857      0.83%     0.83%         0.95%          42%
           12/31/2004       11.02        231,055      0.80      0.80          1.18           48
           12/31/2003       28.94        233,744      0.82      0.82          0.91           52
           12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
           12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.20          7,462      1.08      1.08          0.71           42
           12/31/2004       10.71          6,339      1.06      1.06          1.33           48
           12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       JPMEI-5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    J.P. Morgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              9.15%     6.62%        7.98%
Service Class              8.86%      N/A        18.55%
Russell MidCap Value
  Index                   12.65%    12.20%       10.92%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       JPMMCV-3 J.P. Morgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, N.Y. 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1980, Jonathan is portfolio manager of the U.S.-domiciled JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund as well as co-portfolio manager of the JPMorgan Equity Income Fund. In addition, he is portfolio manager of the Luxembourg-domiciled JPMF US Strategic Value Fund and JPMF America Equity Fund. Jonathan joined the firm as an analyst in the London office, with responsibility for covering the energy, real estate, and building products sectors in U.S. small cap. He joined the New York office in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, CPA, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high-net-worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMMCV-4 J.P. Morgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.81        $ 0.13           $ 1.22         $ 1.35       $(0.03)     $(0.24)      $(0.27)       $15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
           12/31/2001     11.90          0.01            (0.49)         (0.48)       (0.12)      (0.01)       (0.13)        11.29
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $14.77        $ 0.09           $ 1.22         $ 1.31       $(0.01)     $(0.24)      $(0.25)       $15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,      to Average Net     Net Investment
            For the                      End of          Assets(f)       Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)    Rate (g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.15 %     $338,377      0.89%(h)   0.89%(h)      0.82 %         68%
           12/31/2004       14.58        295,909      1.00(i)   1.00(i)       0.58           109
           12/31/2003       31.42         74,375      1.00      1.02          0.10            73
           12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
           12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        8.86 %     $    614      1.14%(h)   1.14%(h)      0.59 %         68%
           12/31/2004       14.36            470      1.25(i)   1.25(i)       0.27           109
           12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                       JPMMCV-5 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio is a "diversified" portfolio and invests primarily in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called "bottom-up stock" selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers and suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes (such as, without limitation: the introduction of a new product line, the appointment of a new management team, or an acquisition). As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the portfolio to incur higher transaction costs (which may adversely affect the portfolio's performance) and may increase taxable distributions for shareholders.

                                      ATST
                             MARGR-1 Marsico Growth

Marisco may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in

                                      ATST
                             MARGR-2 Marsico Growth
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  06/30/2003
Lowest:   (16.26)% Quarter ended  09/30/2002

                                      ATST
                             MARGR-3 Marsico Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  8.58%    (0.42)%    0.85%
Service Class                  8.21%      N/A%    15.10%
S&P 500 Composite Stock
  Price Index                  4.91%     0.54%     0.54%
Russell 1000 Growth Index**    5.26%    (3.58)%   (3.14)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 S. Tryon St., Charlotte, NC 28255.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

                                      ATST
                             MARGR-4 Marsico Growth

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the founder and Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.53        $ 0.01          $  0.81        $  0.82      $ (0.01)     $    --       $ (0.01)       $10.34
         12/31/2004      8.49          0.01             1.03           1.04           --           --            --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --           --            --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)          --         (0.01)         6.72
         12/31/2001     10.67          0.02            (1.52)         (1.50)       (0.07)       (0.01)        (0.08)         9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.50         (0.01)            0.79           0.78           --           --            --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --           --            --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --           --            --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.58 %     $194,775      0.88%     0.88%         0.15 %          66%
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are engaged in Internet-related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet-related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies

                                      ATST
                                MN-1 Munder Net50
often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                                MN-2 Munder Net50

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index, a widely recognized, unmanaged index of market performance. The Inter@ctive Week Internet Index (IIX) is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             8.06%    (0.94)%       1.67%
Service Class             7.77%      N/A        22.70%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        0.54%
Inter@ctive Week
  Internet Index          1.28%    (8.85)%      (9.09)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed
    this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                                MN-3 Munder Net50

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                            0.90%      0.90%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.12%      0.12%
                                          ------------------
TOTAL                                      1.02%      1.27%
Expense reduction(c)                       0.02%      0.02%
                                          ------------------
NET OPERATING EXPENSES                     1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $102     $323      $561      $1,246
Service Class                 $127     $401      $695      $1,532
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.90%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Suite 300, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50%, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder

                                      ATST
                                MN-4 Munder Net50

@Vantage Fund, since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.55        $(0.06)          $ 0.83         $ 0.77       $   --      $   --        $   --        $10.32
         12/31/2004      8.28         (0.05)            1.32           1.27           --          --            --          9.55
         12/31/2003      4.97         (0.06)            3.37           3.31           --          --            --          8.28
         12/31/2002      8.07         (0.05)           (3.05)         (3.10)          --          --            --          4.97
         12/31/2001     10.88            --            (2.76)         (2.76)       (0.05)         --         (0.05)         8.07
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.52         (0.08)            0.82           0.74           --          --            --         10.26
         12/31/2004      8.28         (0.06)            1.30           1.24           --          --            --          9.52
         12/31/2003      5.94         (0.06)            2.40           2.34           --          --            --          8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.06 %     $113,452      1.00%     1.02%        (0.62)%          96%
                 12/31/2004       15.34        100,139      1.00(h)   1.00(h)      (0.55)           34
                 12/31/2003       66.60         74,941      1.00      1.08         (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00      1.77         (0.92)           52
                 12/31/2001      (25.42)        11,245      1.00      1.72          0.05           208
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.77          3,179      1.25      1.27         (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)   1.25(h)      (0.68)           34
                 12/31/2003       39.39            750      1.25      1.38         (1.14)           29
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                           TB-1 Transamerica Balanced

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2005)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    7.96%         7.34%
Service Class                    7.79%        11.13%
S&P 500 Composite Stock Price
  Index                          4.91%         5.99%
Lehman Brothers U.S.
  Government/Credit Index        2.37%         5.61%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.94%      1.19%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $300      $520      $1,155
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, Principal, Managing Director and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Head of Fixed Income Investments, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining the Transamerica organization in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.77         $0.14           $ 0.74         $ 0.88       $(0.16)     $(0.86)      $(1.02)       $11.63
         12/31/2004     10.79          0.16             1.02           1.18        (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13             1.19           1.32        (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07            (0.58)         (0.51)           -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.77          0.11             0.74           0.85        (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14             1.01           1.15        (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08             0.98           1.06            -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.96 %      $61,698      0.94%     0.94%         1.17%           50%
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized unmanaged index of market performance.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's

                                      ATST
                        TVB-1 Transamerica Value Balanced
intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Intermediate U.S. Government/Credit Index, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                        TVB-2 Transamerica Value Balanced


1996                    14.42%

1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  06/20/2003
Lowest:   (12.82)%       Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.59%    4.39%        7.11%
Service Class                6.21%      N/A       11.77%
Russell 1000 Value Index     7.05%    5.28%       10.94%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index    1.58%    5.49%        5.80%

*   The portfolio commenced operations January 3, 1995;
    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to

                                      ATST
                        TVB-3 Transamerica Value Balanced

$1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining the Transamerica organization in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

LEAD FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Senior Vice President and Head of Fixed-Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $13.48         $0.31           $ 0.51         $ 0.82       $(0.36)    $ (1.06)      $(1.42)        $12.88
         12/31/2004     12.41          0.36             0.86           1.22        (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30             1.81           2.11        (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33            (2.20)         (1.87)       (0.28)      (0.48)       (0.76)         10.66
         12/31/2001     13.19          0.36            (0.07)          0.29        (0.19)         --        (0.19)         13.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     13.86          0.28             0.52           0.80        (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37             0.87           1.24        (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18             1.52           1.70        (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.59 %     $462,906      0.85%     0.85%         2.34%           58%
                 12/31/2004        9.96        525,519      0.84      0.84          2.88            98
                 12/31/2003       20.16        249,184      0.82      0.82          2.68            53
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.21          5,240      1.10      1.10          2.09            58
                 12/31/2004        9.83          3,711      1.10      1.10          2.81            98
                 12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             TUSGS-1    Transamerica U.S. Government Securities

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                             MFSHY-1    MFS High Yield
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the

                                      ATST
                                 AB-1 AEGON Bond
portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     0.14%

1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended  09/30/1998
Lowest:   (3.87)% Quarter ended  03/31/1996

                                      ATST
                                 AB-2 AEGON Bond

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                2.30%     5.79%      5.48%
Service Class                2.07%      N/A       3.05%
Lehman Brothers Aggregate
  Bond Index                 2.43%     5.87%      6.16%
Lehman Brothers U.S.
  Government/Credit Index    2.37%     6.10%      6.17%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.59%      0.84%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.59%      0.84%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $60      $189      $329      $  738
Service Class                 $86      $268      $466      $1,037
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

                                      ATST
                                 AB-3 AEGON Bond

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors Inc. since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                                 AB-4 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2005    $12.23         $0.54           $(0.26)        $0.28        $(0.66)     $(0.02)      $(0.68)       $11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
           12/31/2001     11.14          0.63             0.27          0.90         (0.08)         --        (0.08)        11.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.30%       $185,820      0.59%     0.59%         4.42%           6%
                 12/31/2004       4.53         218,258      0.56      0.56          4.52           12
                 12/31/2003       4.28         264,668      0.52      0.52          4.88           27
                 12/31/2002       9.97         331,734      0.53      0.53          5.21           49
                 12/31/2001       8.07         255,940      0.55      0.55          5.42           53
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.07           8,293      0.84      0.84          4.16            6
                 12/31/2004       4.31           5,471      0.81      0.81          4.21           12
                 12/31/2003       1.78           1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) AEGON Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                                 AB-5 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(AMERICAN CENTURY LOGO)    American Century International


NOTE: At a recent Board meeting, the Board of Trustees approved a sub-adviser replacement for this portfolio. Effective on or about July 1, 2006, this portfolio will be sub-advised by MFS Investment Management and the portfolio will be named MFS International Equity.
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

 - Equity securities of growing foreign companies

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by ACGIM. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using ACGIM's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In addition to locating strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, the managers intend to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                      ACI-1 American Century International

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional risks and costs. Risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                      ACI-2 American Century International

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risk include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                      ACI-3 American Century International


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            12.86%   (0.49)%       2.58%
Service Class            12.42%     N/A        20.18%
MSCI-EAFE Index          14.02%    4.94%        6.16%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.10%      1.35%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.10%      1.35%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $112     $350      $606      $1,340
Service Class                 $137     $428      $739      $1,624
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: American Century Global Investment Management, Inc., The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.50% of the first $250 million; 0.475% over $250 million up to

                                      ATST
                      ACI-4 American Century International

$500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

ACGIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. The portfolio managers on the team buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since May 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. Mr. Creveling received a bachelor's of science degree in accounting from Drexel University and an MBA in finance from The Stern School of Business -- New York University.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining ACGIM, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      ACI-5 American Century International

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.61        $ 0.11           $ 0.92         $ 1.03       $(0.07)     $(0.82)      $(0.89)       $ 8.75
           12/31/2004      7.53          0.05             1.03           1.08           --          --           --          8.61
           12/31/2003      6.01          0.04             1.48           1.52           --          --           --          7.53
           12/31/2002      7.65          0.01            (1.63)         (1.62)       (0.02)         --        (0.02)         6.01
           12/31/2001     10.34          0.07            (2.45)         (2.38)       (0.28)      (0.03)       (0.31)         7.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      8.59          0.08             0.91           0.99        (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03             1.04           1.07           --          --           --          8.59
           12/31/2003      5.91         (0.02)            1.63           1.61           --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(h)   Total(h)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.86 %     $265,260      1.10%     1.10%         1.30 %         103%
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century International share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                      ACI-6 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/ portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be based in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.
The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time.

To determine how to allocate
portfolio assets among the
"great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                      GCA-1 Great Companies -- America(SM)

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     1.72%

2005                     3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%   Quarter ended  06/30/2003
Lowest:   (16.25)%  Quarter ended  06/30/2002

                                      ATST
                      GCA-2 Great Companies -- America(SM)

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR  5 YEAR   LIFE OF FUND*
                          ------  ------   -------------
Initial Class              3.88%   (1.71)%      0.76%
Service Class              3.63%     N/A        8.15%
S&P 500 Composite Stock
  Price Index              4.91%    0.54%      (1.06)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006. TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is: 0.30% of the first $500 million; and 0.25% in excess of $500 million

                                      ATST
                      GCA-3 Great Companies -- America(SM)
less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA) in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      GCA-4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                                                                              Distributions
                                               Investment Operations              -------------------------------------
                        Net Asset   -------------------------------------------                  From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 9.89         $0.05           $ 0.33         $ 0.38       $(0.09)      $--         $(0.09)       $10.18
           12/31/2004      9.78          0.07             0.09           0.16        (0.05)       --          (0.05)         9.89
           12/31/2003      7.88          0.06             1.88           1.94        (0.04)       --          (0.04)         9.78
           12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)       --          (0.02)         7.88
           12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)       --          (0.03)         9.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $ 9.92         $0.03           $ 0.33         $ 0.36       $(0.08)      $--         $(0.08)       $10.20
           12/31/2004      9.81          0.06             0.08           0.14        (0.03)       --          (0.03)         9.92
           12/31/2003      8.37          0.03             1.41           1.44           --        --             --          9.81
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.88 %     $231,323      0.88%     0.88%         0.53%          112%
           12/31/2004        1.72        294,213      0.86      0.86          0.78            53
           12/31/2003       24.67        229,217      0.85      0.85          0.73            39
           12/31/2002      (20.69)       233,961      0.88      0.88          0.54            31
           12/31/2001      (12.20)       152,874      0.89      0.89          0.39            70
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.63 %     $  3,977      1.13%     1.13%         0.27%          112%
           12/31/2004        1.46          4,098      1.12      1.12          0.59            53
           12/31/2003       17.25            541      1.12      1.12          0.50            39
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-America(SM) share classes commenced operations as follows:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      GCA-5 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    J.P. Morgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

 - High potential reward compared to potential risk

 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market

                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index
performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.46%    (0.34)%       6.10%
Service Class             3.20%      N/A        13.48%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        6.89%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                       JPMEI-3 J.P. Morgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of J.P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMEI-4 J.P. Morgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.04         $0.13           $ 0.35         $ 0.48       $(0.18)      $--         $(0.18)       $14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
           12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)       --          (0.09)        13.24
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.46 %     $200,857      0.83%     0.83%         0.95%          42%
           12/31/2004       11.02        231,055      0.80      0.80          1.18           48
           12/31/2003       28.94        233,744      0.82      0.82          0.91           52
           12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
           12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.20          7,462      1.08      1.08          0.71           42
           12/31/2004       10.71          6,339      1.06      1.06          1.33           48
           12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       JPMEI-5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    J.P. Morgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              9.15%     6.62%        7.98%
Service Class              8.86%      N/A        18.55%
Russell MidCap Value
  Index                   12.65%    12.20%       10.92%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       JPMMCV-3 J.P. Morgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, N.Y. 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1980, Jonathan is portfolio manager of the U.S.-domiciled JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund as well as co-portfolio manager of the JPMorgan Equity Income Fund. In addition, he is portfolio manager of the Luxembourg-domiciled JPMF US Strategic Value Fund and JPMF America Equity Fund. Jonathan joined the firm as an analyst in the London office, with responsibility for covering the energy, real estate, and building products sectors in U.S. small cap. He joined the New York office in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, CPA, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high-net-worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMMCV-4 J.P. Morgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.81        $ 0.13           $ 1.22         $ 1.35       $(0.03)     $(0.24)      $(0.27)       $15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
           12/31/2001     11.90          0.01            (0.49)         (0.48)       (0.12)      (0.01)       (0.13)        11.29
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $14.77        $ 0.09           $ 1.22         $ 1.31       $(0.01)     $(0.24)      $(0.25)       $15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,      to Average Net     Net Investment
            For the                      End of          Assets(f)       Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)    Rate (g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.15 %     $338,377      0.89%(h)   0.89%(h)      0.82 %         68%
           12/31/2004       14.58        295,909      1.00(i)   1.00(i)       0.58           109
           12/31/2003       31.42         74,375      1.00      1.02          0.10            73
           12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
           12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        8.86 %     $    614      1.14%(h)   1.14%(h)      0.59 %         68%
           12/31/2004       14.36            470      1.25(i)   1.25(i)       0.27           109
           12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                       JPMMCV-5 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio is a "diversified" portfolio and invests primarily in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called "bottom-up stock" selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers and suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes (such as, without limitation: the introduction of a new product line, the appointment of a new management team, or an acquisition). As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the portfolio to incur higher transaction costs (which may adversely affect the portfolio's performance) and may increase taxable distributions for shareholders.

                                      ATST
                             MARGR-1 Marsico Growth

Marisco may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in

                                      ATST
                             MARGR-2 Marsico Growth
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  06/30/2003
Lowest:   (16.26)% Quarter ended  09/30/2002

                                      ATST
                             MARGR-3 Marsico Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  8.58%    (0.42)%    0.85%
Service Class                  8.21%      N/A%    15.10%
S&P 500 Composite Stock
  Price Index                  4.91%     0.54%     0.54%
Russell 1000 Growth Index**    5.26%    (3.58)%   (3.14)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 S. Tryon St., Charlotte, NC 28255.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

                                      ATST
                             MARGR-4 Marsico Growth

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the founder and Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.53        $ 0.01          $  0.81        $  0.82      $ (0.01)     $    --       $ (0.01)       $10.34
         12/31/2004      8.49          0.01             1.03           1.04           --           --            --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --           --            --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)          --         (0.01)         6.72
         12/31/2001     10.67          0.02            (1.52)         (1.50)       (0.07)       (0.01)        (0.08)         9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.50         (0.01)            0.79           0.78           --           --            --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --           --            --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --           --            --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.58 %     $194,775      0.88%     0.88%         0.15 %          66%
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are engaged in Internet-related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet-related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies

                                      ATST
                                MN-1 Munder Net50
often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                                MN-2 Munder Net50

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index, a widely recognized, unmanaged index of market performance. The Inter@ctive Week Internet Index (IIX) is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             8.06%    (0.94)%       1.67%
Service Class             7.77%      N/A        22.70%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        0.54%
Inter@ctive Week
  Internet Index          1.28%    (8.85)%      (9.09)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed
    this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                                MN-3 Munder Net50

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                            0.90%      0.90%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.12%      0.12%
                                          ------------------
TOTAL                                      1.02%      1.27%
Expense reduction(c)                       0.02%      0.02%
                                          ------------------
NET OPERATING EXPENSES                     1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $102     $323      $561      $1,246
Service Class                 $127     $401      $695      $1,532
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.90%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Suite 300, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50%, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder

                                      ATST
                                MN-4 Munder Net50

@Vantage Fund, since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.55        $(0.06)          $ 0.83         $ 0.77       $   --      $   --        $   --        $10.32
         12/31/2004      8.28         (0.05)            1.32           1.27           --          --            --          9.55
         12/31/2003      4.97         (0.06)            3.37           3.31           --          --            --          8.28
         12/31/2002      8.07         (0.05)           (3.05)         (3.10)          --          --            --          4.97
         12/31/2001     10.88            --            (2.76)         (2.76)       (0.05)         --         (0.05)         8.07
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.52         (0.08)            0.82           0.74           --          --            --         10.26
         12/31/2004      8.28         (0.06)            1.30           1.24           --          --            --          9.52
         12/31/2003      5.94         (0.06)            2.40           2.34           --          --            --          8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.06 %     $113,452      1.00%     1.02%        (0.62)%          96%
                 12/31/2004       15.34        100,139      1.00(h)   1.00(h)      (0.55)           34
                 12/31/2003       66.60         74,941      1.00      1.08         (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00      1.77         (0.92)           52
                 12/31/2001      (25.42)        11,245      1.00      1.72          0.05           208
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.77          3,179      1.25      1.27         (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)   1.25(h)      (0.68)           34
                 12/31/2003       39.39            750      1.25      1.38         (1.14)           29
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                           TB-1 Transamerica Balanced

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2005)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    7.96%         7.34%
Service Class                    7.79%        11.13%
S&P 500 Composite Stock Price
  Index                          4.91%         5.99%
Lehman Brothers U.S.
  Government/Credit Index        2.37%         5.61%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.94%      1.19%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $300      $520      $1,155
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, Principal, Managing Director and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Head of Fixed Income Investments, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining the Transamerica organization in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.77         $0.14           $ 0.74         $ 0.88       $(0.16)     $(0.86)      $(1.02)       $11.63
         12/31/2004     10.79          0.16             1.02           1.18        (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13             1.19           1.32        (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07            (0.58)         (0.51)           -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.77          0.11             0.74           0.85        (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14             1.01           1.15        (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08             0.98           1.06            -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.96 %      $61,698      0.94%     0.94%         1.17%           50%
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized unmanaged index of market performance.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's

                                      ATST
                        TVB-1 Transamerica Value Balanced
intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Intermediate U.S. Government/Credit Index, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                        TVB-2 Transamerica Value Balanced


1996                    14.42%

1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  06/20/2003
Lowest:   (12.82)%       Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.59%    4.39%        7.11%
Service Class                6.21%      N/A       11.77%
Russell 1000 Value Index     7.05%    5.28%       10.94%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index    1.58%    5.49%        5.80%

*   The portfolio commenced operations January 3, 1995;
    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to

                                      ATST
                        TVB-3 Transamerica Value Balanced

$1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining the Transamerica organization in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

LEAD FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Senior Vice President and Head of Fixed-Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $13.48         $0.31           $ 0.51         $ 0.82       $(0.36)    $ (1.06)      $(1.42)        $12.88
         12/31/2004     12.41          0.36             0.86           1.22        (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30             1.81           2.11        (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33            (2.20)         (1.87)       (0.28)      (0.48)       (0.76)         10.66
         12/31/2001     13.19          0.36            (0.07)          0.29        (0.19)         --        (0.19)         13.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     13.86          0.28             0.52           0.80        (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37             0.87           1.24        (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18             1.52           1.70        (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.59 %     $462,906      0.85%     0.85%         2.34%           58%
                 12/31/2004        9.96        525,519      0.84      0.84          2.88            98
                 12/31/2003       20.16        249,184      0.82      0.82          2.68            53
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.21          5,240      1.10      1.10          2.09            58
                 12/31/2004        9.83          3,711      1.10      1.10          2.81            98
                 12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                              IMGF-1    International Moderate Growth Fund
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                              JNGR-1    Jennison Growth
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TAV-1    Third Avenue Value
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the

                                      ATST
                                 AB-1 AEGON Bond
portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     0.14%

1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended  09/30/1998
Lowest:   (3.87)% Quarter ended  03/31/1996

                                      ATST
                                 AB-2 AEGON Bond

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                2.30%     5.79%      5.48%
Service Class                2.07%      N/A       3.05%
Lehman Brothers Aggregate
  Bond Index                 2.43%     5.87%      6.16%
Lehman Brothers U.S.
  Government/Credit Index    2.37%     6.10%      6.17%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.59%      0.84%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.59%      0.84%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $60      $189      $329      $  738
Service Class                 $86      $268      $466      $1,037
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

                                      ATST
                                 AB-3 AEGON Bond

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors Inc. since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                                 AB-4 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2005    $12.23         $0.54           $(0.26)        $0.28        $(0.66)     $(0.02)      $(0.68)       $11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
           12/31/2001     11.14          0.63             0.27          0.90         (0.08)         --        (0.08)        11.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.30%       $185,820      0.59%     0.59%         4.42%           6%
                 12/31/2004       4.53         218,258      0.56      0.56          4.52           12
                 12/31/2003       4.28         264,668      0.52      0.52          4.88           27
                 12/31/2002       9.97         331,734      0.53      0.53          5.21           49
                 12/31/2001       8.07         255,940      0.55      0.55          5.42           53
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.07           8,293      0.84      0.84          4.16            6
                 12/31/2004       4.31           5,471      0.81      0.81          4.21           12
                 12/31/2003       1.78           1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) AEGON Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                                 AB-5 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               10.18%    3.93%         6.26%
Service Class                9.90%      N/A        19.74%
Morgan Stanley Capital
  International World
  Index                     10.02%    2.64%         5.34%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.98%      0.98%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/ or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $110     $343      $595      $1,317
Service Class                 $135     $421      $729      $1,601
------------------------------------------------------------------

                                      ATST
                          CGG-3 Capital Guardian Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of assets up to $150 million; 1.00% over $150 million up to $300 million; 0.90% over $300 million up to $500 million; 0.825% over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 1.00% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is a Senior Vice President of Capital International Research, Inc. and is a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.88        $ 0.11           $ 1.17        $  1.28       $(0.06)     $(0.41)      $(0.47)       $13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
           12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)        10.57
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.18 %     $210,441      1.10%     1.10%         0.86 %          32%
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    J.P. Morgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.
                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              9.15%     6.62%        7.98%
Service Class              8.86%      N/A        18.55%
Russell MidCap Value
  Index                   12.65%    12.20%       10.92%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       JPMMCV-3 J.P. Morgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, N.Y. 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1980, Jonathan is portfolio manager of the U.S.-domiciled JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund as well as co-portfolio manager of the JPMorgan Equity Income Fund. In addition, he is portfolio manager of the Luxembourg-domiciled JPMF US Strategic Value Fund and JPMF America Equity Fund. Jonathan joined the firm as an analyst in the London office, with responsibility for covering the energy, real estate, and building products sectors in U.S. small cap. He joined the New York office in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, CPA, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high-net-worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMMCV-4 J.P. Morgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.81        $ 0.13           $ 1.22         $ 1.35       $(0.03)     $(0.24)      $(0.27)       $15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
           12/31/2001     11.90          0.01            (0.49)         (0.48)       (0.12)      (0.01)       (0.13)        11.29
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $14.77        $ 0.09           $ 1.22         $ 1.31       $(0.01)     $(0.24)      $(0.25)       $15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,      to Average Net     Net Investment
            For the                      End of          Assets(f)       Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)    Rate (g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.15 %     $338,377      0.89%(h)   0.89%(h)      0.82 %         68%
           12/31/2004       14.58        295,909      1.00(i)   1.00(i)       0.58           109
           12/31/2003       31.42         74,375      1.00      1.02          0.10            73
           12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
           12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        8.86 %     $    614      1.14%(h)   1.14%(h)      0.59 %         68%
           12/31/2004       14.36            470      1.25(i)   1.25(i)       0.27           109
           12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                       JPMMCV-5 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.
It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC, seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

The sub-adviser uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments.

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      ATST
                             JNGR-1 Jennison Growth

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, is a widely recognized, unmanaged index of market performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may

                                      ATST
                             JNGR-2 Jennison Growth
be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                             1 YEAR   5 YEARS     FUND*
                             ------   --------   -------
Initial Class                13.79%    (2.04)%     0.36%
Service Class                13.52%      N/A      16.39%
Russell 1000 Growth Index     5.26%    (3.58)%     4.96%
S&P 500 Composite Stock
  Price Index**               4.91%     0.54%      7.62%

 *  Initial Class shares commenced operations
    November 18, 1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. This benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-advisor since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80 of the first $500 million; and 0.70 in excess of $500 million.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in 1972 and is currently a Managing Director. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.01        $(0.01)          $ 1.07         $ 1.06       $(0.02)     $(0.50)      $(0.52)       $ 8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
           12/31/2001     10.30         (0.02)           (1.87)         (1.89)       (0.18)         --        (0.18)         8.23
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005       13.79 %     $152,630      0.87%     0.87%        (0.14)%          67%
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
           12/31/2001      (18.54)        34,245      1.01      1.01         (0.13)           78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                AB-1    AEGON Bond
                                               ACI-1    American Century International
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FGI-1    Federated Growth & Income
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                            JPMMCV-1    J.P. Morgan Mid Cap Value
                                               JGR-1    Janus Growth
                                             MFSHY-1    MFS High Yield
                                             MARGR-1    Marsico Growth
                                              MLCV-1    Mercury Large Cap Value
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                               SAC-1    Salomon All Cap
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                              TGCG-1    Templeton Great Companies Global
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(AEGON LOGO)    AEGON Bond

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the

                                      ATST
                                 AB-1 AEGON Bond
portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     0.14%

1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended  09/30/1998
Lowest:   (3.87)% Quarter ended  03/31/1996

                                      ATST
                                 AB-2 AEGON Bond

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                2.30%     5.79%      5.48%
Service Class                2.07%      N/A       3.05%
Lehman Brothers Aggregate
  Bond Index                 2.43%     5.87%      6.16%
Lehman Brothers U.S.
  Government/Credit Index    2.37%     6.10%      6.17%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.59%      0.84%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.59%      0.84%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $60      $189      $329      $  738
Service Class                 $86      $268      $466      $1,037
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

                                      ATST
                                 AB-3 AEGON Bond

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors Inc. since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                                 AB-4 AEGON Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2005    $12.23         $0.54           $(0.26)        $0.28        $(0.66)     $(0.02)      $(0.68)       $11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
           12/31/2001     11.14          0.63             0.27          0.90         (0.08)         --        (0.08)        11.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.30%       $185,820      0.59%     0.59%         4.42%           6%
                 12/31/2004       4.53         218,258      0.56      0.56          4.52           12
                 12/31/2003       4.28         264,668      0.52      0.52          4.88           27
                 12/31/2002       9.97         331,734      0.53      0.53          5.21           49
                 12/31/2001       8.07         255,940      0.55      0.55          5.42           53
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.07           8,293      0.84      0.84          4.16            6
                 12/31/2004       4.31           5,471      0.81      0.81          4.21           12
                 12/31/2003       1.78           1,315      0.80      0.80          4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) AEGON Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                                 AB-5 AEGON Bond

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(AMERICAN CENTURY LOGO)    American Century International


NOTE: At a recent Board meeting, the Board of Trustees approved a sub-adviser replacement for this portfolio. Effective on or about July 1, 2006, this portfolio will be sub-advised by MFS Investment Management and the portfolio will be named MFS International Equity.
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

 - Equity securities of growing foreign companies

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by ACGIM. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using ACGIM's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

In addition to locating strong companies with earnings and revenue growth, the portfolio managers believe that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, the managers intend to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks. The portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                      ACI-1 American Century International

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional risks and costs. Risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                      ACI-2 American Century International

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risk include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                      ACI-3 American Century International


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            12.86%   (0.49)%       2.58%
Service Class            12.42%     N/A        20.18%
MSCI-EAFE Index          14.02%    4.94%        6.16%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.18%      0.18%
                                          ------------------
TOTAL                                       1.10%      1.35%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.10%      1.35%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.125%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $112     $350      $606      $1,340
Service Class                 $137     $428      $739      $1,624
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: American Century Global Investment Management, Inc., The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.50% of the first $250 million; 0.475% over $250 million up to

                                      ATST
                      ACI-4 American Century International

$500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

ACGIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. The portfolio managers on the team buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since May 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. Mr. Creveling received a bachelor's of science degree in accounting from Drexel University and an MBA in finance from The Stern School of Business -- New York University.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining ACGIM, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      ACI-5 American Century International

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 8.61        $ 0.11           $ 0.92         $ 1.03       $(0.07)     $(0.82)      $(0.89)       $ 8.75
           12/31/2004      7.53          0.05             1.03           1.08           --          --           --          8.61
           12/31/2003      6.01          0.04             1.48           1.52           --          --           --          7.53
           12/31/2002      7.65          0.01            (1.63)         (1.62)       (0.02)         --        (0.02)         6.01
           12/31/2001     10.34          0.07            (2.45)         (2.38)       (0.28)      (0.03)       (0.31)         7.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005      8.59          0.08             0.91           0.99        (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03             1.04           1.07           --          --           --          8.59
           12/31/2003      5.91         (0.02)            1.63           1.61           --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(h)   Total(h)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.86 %     $265,260      1.10%     1.10%         1.30 %         103%
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century International share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                      ACI-6 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - J.P. Morgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  06/30/2003
Lowest:    (1.58)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     5.18%        7.17%
Service Class                     5.01%       11.72%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%
Wilshire 5000 Total Market
  Index**                         6.32%        7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.97%               1.22%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.04         $0.47           $ 0.12         $ 0.59       $(0.32)     $(0.88)      $(1.20)       $11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        5.18 %     $516,376      0.14%     0.14%          4.01%           40%
                 12/31/2004        9.71        511,683      0.14      0.14           2.10            53
                 12/31/2003       22.91        453,710      0.13      0.13           0.45            24
                 12/31/2002       (9.10)       169,834      0.19      0.19           1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        5.01        172,601      0.39      0.39           4.03            40
                 12/31/2004        9.45         84,490      0.39      0.39           2.19            53
                 12/31/2003       17.00         15,030      0.38      0.38           0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio
information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  06/30/2003
Lowest:    (3.55)% Quarter ended  03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    12.24%       8.94%
Service Class                    11.92%      19.46%
Wilshire 5000 Total Market
  Index                           6.32%       7.39%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983), and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.
(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.05%               1.30%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.06         $0.16           $ 1.27         $ 1.43       $(0.06)     $(0.59)      $(0.65)       $12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       12.24 %     $966,677      0.14%     0.14%          1.28%           41%
                 12/31/2004       14.19        759,168      0.14      0.14           0.46            38
                 12/31/2003       30.80        501,532      0.14      0.14           0.18            18
                 12/31/2002      (18.30)       156,176      0.21      0.21           1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       11.92        213,215      0.39      0.39           1.06            41
                 12/31/2004       13.90        118,490      0.39      0.39           0.29            38
                 12/31/2003       26.12         14,893      0.38      0.38           0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 per share.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX PIMCO Total Return

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Convertible Securities

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the secondary benchmark, is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  06/30/2003
Lowest:    (1.57)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     7.44%        7.78%
Service Class                     7.13%       14.01%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.
** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO
EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
0.99%               1.24%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.10         $0.40           $ 0.46         $ 0.86       $(0.22)     $(0.50)      $(0.72)       $12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average        Net Investment
                  For the                      End of      Net Assets(f)(j)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(i)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.44 %    $1,509,579     0.14%     0.14%          3.36%           24%
                 12/31/2004       11.39       1,405,218     0.13      0.13           1.61            30
                 12/31/2003       24.87       1,169,496     0.12      0.12           0.39            16
                 12/31/2002      (11.90)        405,684     0.15      0.15           1.03            21
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.13         605,462     0.39      0.39           3.40            24
                 12/31/2004       11.13         227,221     0.39      0.39           1.63            30
                 12/31/2003       19.22          28,018     0.37      0.37           0.13            16
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Less than $0.01.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds and portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX American Century Large Company Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX Great Companies -- America(SM)

 - TA IDEX Great Companies -- Technology(SM)

 - TA IDEX Janus Growth

 - TA IDEX Jennison Growth

 - TA IDEX JPMorgan International Bond

 - TA IDEX J.P. Morgan Mid Cap Value

 - TA IDEX Marsico Growth

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Mercury Large Cap Value

 - TA IDEX Neuberger Berman International

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Salomon Investors Value

 - TA IDEX T.Rowe Price Small Cap

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Balanced

 - TA IDEX Transamerica Equity

 - TA IDEX Transamerica Growth Opportunities

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Transamerica Small/Mid Cap Value

 - TA IDEX Transamerica Value Balanced

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Small Company Growth

 - TA IDEX Van Kampen Mid-Cap Growth

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - JPMorgan Enhanced Index

 - MFS High Yield

 - Munder Net50

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - Third Avenue Value

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underling funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended    06/30/2003
Lowest:    (1.88)% Quarter ended    03/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.91%        8.56%
Service Class                     9.71%       16.85%
Wilshire 5000 Total Market
  Index                           6.32%        7.39%
Lehman Brothers Aggregate Bond
  Index**                         2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $14      $ 45      $ 79       $179
Service Class                 $40      $125      $219       $493
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

(QUESTION ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.02%                1.27%
-----------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.54% and 1.40%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.18         $0.30           $ 0.88         $ 1.18       $(0.14)     $(0.42)      $(0.56)       $12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                           RATIO OF EXPENSES
                                             Net Assets,      TO AVERAGE        Net Investment
                  For the                      End of      NET ASSETS(F)(I)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        9.91 %    $1,892,007     0.14%     0.14%          2.47%           23%
                 12/31/2004       13.54       1,560,998     0.14      0.14           1.15            30
                 12/31/2003       27.17       1,166,851     0.12      0.12           0.34            13
                 12/31/2002      (14.80)        396,608     0.15      0.15           1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        9.71         858,857     0.39      0.39           2.40            23
                 12/31/2004       13.16         272,625     0.39      0.39           1.08            30
                 12/31/2003       22.10          40,083     0.37      0.37           0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   18.38%  Quarter ended  06/30/2003
Lowest:   (19.01)% Quarter ended  09/30/2002

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              6.31%     3.24%        3.29%
Service Class              6.06%      N/A        15.49%
S&P 500 Composite Stock
  Price Index              4.91%     0.54%       (0.67)%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility for Capital Guardian and research responsibilities for the global metals and mining industries. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is Executive Vice President and U.S. Research Director for Capital Investment Research, Inc. (CIRI). He is also a portfolio manager for Capital International Research, Inc. with investment analysis responsibilities. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.02         $0.06           $ 0.62         $ 0.68       $(0.06)     $(0.32)      $(0.38)       $11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
         12/31/2001     10.10          0.01            (0.35)         (0.34)       (0.01)      (0.01)       (0.02)         9.74
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.31 %     $254,860      0.89%     0.89%         0.55%           35%
                 12/31/2004        9.77        266,915      0.90      0.90          0.57            23
                 12/31/2003       36.50        238,949      0.91      0.91          0.41            20
                 12/31/2002      (23.80)       116,484      0.98      0.98          0.43            23
                 12/31/2001       (3.38)        50,334      1.08      1.09          0.19            39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.06          9,753      1.14      1.14          0.29            35
                 12/31/2004        9.49          8,120      1.15      1.15          0.38            23
                 12/31/2003       26.50          2,331      1.16      1.16          0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which

                                      ATST
                          CGV-1 Capital Guardian Value

U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    23.84%

1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  06/30/2003
Lowest:   (21.13)% Quarter ended  09/30/2002

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.71%    7.42%         9.30%
Service Class             7.50%     N/A         19.73%
Russell 1000 Value
  Index                   7.05%    5.28%        10.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70%

                                      ATST
                          CGV-3 Capital Guardian Value
over $1 billion up to $2 billion; and 0.65% in excess over $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.375%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $20.27         $0.29           $ 1.22         $ 1.51       $(0.20)     $(1.01)      $(1.21)       $20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.71 %     $721,176      0.85%     0.85%         1.43%          35%
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

         (formerly, Clarion Real Estate Securities)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

- Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            13.47%    18.68%        12.67%
Service Class            13.18%      N/A         27.99%
S&P/Citigroup World
  Property Index         14.79%    18.24%        12.11%
Wilshire Real Estate
  Securities Index(2)    14.07%    19.04%        13.26%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

(2) This index previously served as the portfolio's benchmark. The portfolio then employed a different investment strategy and the new index reflects more closely the new strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, L.P., 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of ING Clarion Real Estate Securities, L.P. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $19.15         $0.27           $ 2.20         $2.47        $(0.32)     $(1.53)      $(1.85)       $19.77
         12/31/2004     15.08          0.43             4.35          4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     19.53          0.23             2.23          2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47             4.36          4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005      13.47%       $599,134      0.86%     0.86%         1.41%          103%
                 12/31/2004      32.86         396,224      0.86      0.86          2.62            69
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005      13.18          24,618      1.11      1.11          1.21           103
                 12/31/2004      32.50          11,771      1.11      1.11          2.77            69
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(FEDERATED LOGO)    Federated Growth & Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e., securities that appear to have low volatility in share price relative to the overall equity markets during periods of market turbulence. These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market.)

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high.

Federated may seek to increase the current income of the portfolio or to preserve capital by utilizing any of the following investment techniques: investing in fixed-income securities, such as U.S. Treasury securities, non-investment grade securities or foreign non-dollar dominated securities; investing in foreign currency forward contracts; buying put options on individual securities and security indices; and buying put or call options on currencies (foreign and U.S. dollar). This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility.

Federated uses a "contrarian value" style of investing, favoring asset classes or securities that, in Federated's opinion, are trading at a lower valuation and which are generally out-of-favor in relation to their historic norms.

When investing in equity securities, Federated uses a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, Federated emphasizes the following in selecting equity securities for the portfolio: undervalued and overlooked companies that have the potential for positive changes; equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values; companies' financial strength, particularly cash generation; companies' management skill and shareholder orientation; and rising earnings estimates.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

In searching for equity securities that Federated deems to be undervalued, Federated may invest in both domestic and foreign issuers in any sector and having any market capitalization (i.e., number of shares multiplied by the share price). Foreign holdings may take the form of either American Depositary Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated

                                      ATST
                         FGI-1 Federated Growth & Income
fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts to increase or decrease its exposure to an underlying asset, instrument or index without actually buying or selling that asset, instrument or index. Third, the portfolio may buy or sell derivative contracts, in anticipation of an increase or decrease in the market value of individual securities or securities indices. Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The portfolio's ability to hedge may be limited by the costs of the derivative contracts. The portfolio may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that
(1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments

                                      ATST
                         FGI-2 Federated Growth & Income
abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

                                      ATST
                         FGI-3 Federated Growth & Income

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is ties to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on

                                      ATST
                         FGI-4 Federated Growth & Income
the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         FGI-5 Federated Growth & Income

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies, that measures those Russell 3000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    11.64%

1997                    24.65%

1998                     3.05%

1999                    (4.45)%

2000                    29.16%

2001                    15.70%

2002                     0.96%

2003                    26.84%

2004                     9.21%

2005                     4.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended  06/30/1999
Lowest:   (7.99)% Quarter ended  03/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  4.96%    11.18%      11.63%
Service Class                  4.72%      N/A       12.77%
Russell 3000 Value Index       6.85%     5.86%      11.04%
Merrill Lynch 3-month
  Treasury Bill Index**        3.06%     2.34%       3.85%

*   Service Class shares commenced operations May 1,
    2003.
**  This index was added as a secondary benchmark to
    make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         FGI-6 Federated Growth & Income

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         FGI-7 Federated Growth & Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.59         $0.30           $ 0.52         $0.82        $(0.40)     $(1.49)      $(1.89)       $16.52
         12/31/2004     17.09          0.30             1.20          1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48             3.24          3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62            (0.48)         0.14         (0.35)      (0.72)       (1.07)        14.35
         12/31/2001     13.43          0.64             1.46          2.10         (0.25)          -        (0.25)        15.28
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     18.12          0.27             0.54          0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24             1.27          1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17             2.88          3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       4.96%       $577,785      0.83%     0.83%         1.76%           55%
                 12/31/2004       9.21         482,823      0.82      0.82          1.74            93
                 12/31/2003      26.84         453,361      0.81      0.81          3.14           128
                 12/31/2002       0.96         389,120      0.81      0.81          4.11           146
                 12/31/2001      15.70         281,943      0.86      0.86          4.39           117
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       4.72          32,851      1.08      1.08          1.54            55
                 12/31/2004       8.97          16,709      1.07      1.07          1.37            93
                 12/31/2003      20.79           2,807      1.08      1.08          1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Growth & Income share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized

                                      ATST
                         FGI-8 Federated Growth & Income

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be based in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.
The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the portfolio's benchmark over a set period of time.

To determine how to allocate
portfolio assets among the
"great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                      GCA-1 Great Companies -- America(SM)

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     1.72%

2005                     3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%   Quarter ended  06/30/2003
Lowest:   (16.25)%  Quarter ended  06/30/2002

                                      ATST
                      GCA-2 Great Companies -- America(SM)

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR  5 YEAR   LIFE OF FUND*
                          ------  ------   -------------
Initial Class              3.88%   (1.71)%      0.76%
Service Class              3.63%     N/A        8.15%
S&P 500 Composite Stock
  Price Index              4.91%    0.54%      (1.06)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.97%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.97%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006. TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is: 0.30% of the first $500 million; and 0.25% in excess of $500 million

                                      ATST
                      GCA-3 Great Companies -- America(SM)
less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA) in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      GCA-4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                                                                              Distributions
                                               Investment Operations              -------------------------------------
                        Net Asset   -------------------------------------------                  From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $ 9.89         $0.05           $ 0.33         $ 0.38       $(0.09)      $--         $(0.09)       $10.18
           12/31/2004      9.78          0.07             0.09           0.16        (0.05)       --          (0.05)         9.89
           12/31/2003      7.88          0.06             1.88           1.94        (0.04)       --          (0.04)         9.78
           12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)       --          (0.02)         7.88
           12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)       --          (0.03)         9.96
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $ 9.92         $0.03           $ 0.33         $ 0.36       $(0.08)      $--         $(0.08)       $10.20
           12/31/2004      9.81          0.06             0.08           0.14        (0.03)       --          (0.03)         9.92
           12/31/2003      8.37          0.03             1.41           1.44           --        --             --          9.81
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.88 %     $231,323      0.88%     0.88%         0.53%          112%
           12/31/2004        1.72        294,213      0.86      0.86          0.78            53
           12/31/2003       24.67        229,217      0.85      0.85          0.73            39
           12/31/2002      (20.69)       233,961      0.88      0.88          0.54            31
           12/31/2001      (12.20)       152,874      0.89      0.89          0.39            70
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.63 %     $  3,977      1.13%     1.13%         0.27%          112%
           12/31/2004        1.46          4,098      1.12      1.12          0.59            53
           12/31/2003       17.25            541      1.12      1.12          0.50            39
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-America(SM) share classes commenced operations as follows:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                      GCA-5 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- Technology(SM)

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

These companies may include, without limitation, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior patents; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the portfolio's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the portfolio should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                     GCT-1 Great Companies -- Technology(SM)

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the NASDAQ 100 Index, is a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would

                                      ATST
                     GCT-2 Great Companies -- Technology(SM)
have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEAR   LIFE OF FUND*
                         ------   ------   -------------
Initial Class              2.06%   (8.27)%    (13.55)%
Service Class              1.86%     N/A       14.92%
NASDAQ 100 Index           1.49%   (6.81)%    (13.61)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     GCT-3 Great Companies -- Technology(SM)

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio's average daily net assets: 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCT-4 Great Companies -- Technology(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005     $4.29        $(0.01)          $ 0.10         $ 0.09       $(0.02)      $--         $(0.02)        $4.36
           12/31/2004      3.97          0.02             0.30           0.32           --        --             --          4.29
           12/31/2003      2.63         (0.02)            1.36           1.34           --        --             --          3.97
           12/31/2002      4.25         (0.03)           (1.59)         (1.62)          --        --             --          2.63
           12/31/2001      6.74         (0.03)           (2.46)         (2.49)          --        --             --          4.25
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     $4.28        $(0.02)          $ 0.09         $ 0.07       $(0.01)      $--         $(0.01)        $4.34
           12/31/2004      3.97          0.02             0.29           0.31           --        --             --          4.28
           12/31/2003      3.00         (0.02)            0.99           0.97           --        --             --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            FOR THE                      End of        Net Assets(f)     Income (Loss)    Portfolio
             PERIOD        Total         Period      -----------------     to Average     Turnover
            ENDED(B)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        2.06 %     $153,247      0.88%     0.88%        (0.22)%         91%
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
           12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        1.86 %     $  2,251      1.13%     1.13%        (0.47)%         91%
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Great Companies-Technology(SM) commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     GCT-5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolios investment objective (the "underlying portfolios funds"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio expects to adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Clarion Global Real Estate Securities

 - TA IDEX Evergreen International Small Cap

 - TA IDEX Federated Market Opportunity

 - TA IDEX JPMorgan International Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Mercury Global Allocation

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX PIMCO Total Return

 - TA IDEX Templeton Great Companies Global

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Money Market

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                    IMGF-1 International Moderate Growth Fund

ATST UNDERLYING PORTFOLIOS:

 - AEGON Bond

 - Capital Guardian Global

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

                                      ATST
                    IMGF-2 International Moderate Growth Fund

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio, as it was not available until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.19%      0.44%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.19%      0.44%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's estimated expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                                 1 YEAR   3 YEAR
------------------------------------------------------------
Initial Class                                $ 19     $ 61
Service Class                                $ 45     $141
------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.10%.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager, and, as such, makes

                                      ATST
                    IMGF-3 International Moderate Growth Fund asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio: 0.10%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

(MONEY ICON)
UNDERLYING FUND AND PORTFOLIO EXPENSES:
----------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of Initial Class shares of the underlying ATST portfolios and the Class I shares of the underlying Transamerica IDEX funds in which the portfolio invests.

After combining the total net operating expenses of the portfolio with the weighted average of the estimated total net operating expense ratios of the underlying funds/portfolios (in the case of Class I shares of the underlying Transamerica IDEX funds, the ratios are estimates) in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS   SERVICE CLASS
-----------------------------
1.17%               1.42%
-----------------------------

These expense ratios are estimates only, and may vary.
(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Because the portfolio commenced operations on May 1, 2006, financial highlights are not included.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    J.P. Morgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

 - High potential reward compared to potential risk

 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market

                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index
performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.46%    (0.34)%       6.10%
Service Class             3.20%      N/A        13.48%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        6.89%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                       JPMEI-3 J.P. Morgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 1111 Polaris Parkway, Suite B2, Columbus, OH 43240

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of J.P. Morgan Investment Management, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMEI-4 J.P. Morgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.04         $0.13           $ 0.35         $ 0.48       $(0.18)      $--         $(0.18)       $14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
           12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)       --          (0.09)        13.24
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        3.46 %     $200,857      0.83%     0.83%         0.95%          42%
           12/31/2004       11.02        231,055      0.80      0.80          1.18           48
           12/31/2003       28.94        233,744      0.82      0.82          0.91           52
           12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
           12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        3.20          7,462      1.08      1.08          0.71           42
           12/31/2004       10.71          6,339      1.06      1.06          1.33           48
           12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       JPMEI-5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    J.P. Morgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET RISK

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                                 INITIAL CLASS

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  09/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2005)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              9.15%     6.62%        7.98%
Service Class              8.86%      N/A        18.55%
Russell MidCap Value
  Index                   12.65%    12.20%       10.92%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       JPMMCV-3 J.P. Morgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, N.Y. 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1980, Jonathan is portfolio manager of the U.S.-domiciled JPMorgan Mid Cap Value Fund and JPMorgan Growth & Income Fund as well as co-portfolio manager of the JPMorgan Equity Income Fund. In addition, he is portfolio manager of the Luxembourg-domiciled JPMF US Strategic Value Fund and JPMF America Equity Fund. Jonathan joined the firm as an analyst in the London office, with responsibility for covering the energy, real estate, and building products sectors in U.S. small cap. He joined the New York office in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, CPA, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high-net-worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       JPMMCV-4 J.P. Morgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $14.81        $ 0.13           $ 1.22         $ 1.35       $(0.03)     $(0.24)      $(0.27)       $15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
           12/31/2001     11.90          0.01            (0.49)         (0.48)       (0.12)      (0.01)       (0.13)        11.29
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005    $14.77        $ 0.09           $ 1.22         $ 1.31       $(0.01)     $(0.24)      $(0.25)       $15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,      to Average Net     Net Investment
            For the                      End of          Assets(f)       Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)    Rate (g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.15 %     $338,377      0.89%(h)   0.89%(h)      0.82 %         68%
           12/31/2004       14.58        295,909      1.00(i)   1.00(i)       0.58           109
           12/31/2003       31.42         74,375      1.00      1.02          0.10            73
           12/31/2002      (12.72)        50,204      1.00      1.14          0.13            85
           12/31/2001       (3.94)        30,215      1.00      1.34          0.09            78
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        8.86 %     $    614      1.14%(h)   1.14%(h)      0.59 %         68%
           12/31/2004       14.36            470      1.25(i)   1.25(i)       0.27           109
           12/31/2003       26.54            310      1.25      1.28         (0.14)           73
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) J.P. Morgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                       JPMMCV-5 J.P. Morgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Eurodollar obligations

 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

In selecting fixed-income investments for the portfolio, the sub-adviser considers the views of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. This three-month "horizon" outlook is used by the portfolio managers of the investment adviser's fixed-income oriented funds (including the portfolio) as a tool in making or adjusting the portfolio's asset allocations to various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, the sub-adviser does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest

                                      ATST
                             MFSHY-1 MFS High Yield
payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the

                                      ATST
                             MFSHY-2 MFS High Yield
value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, an underlying fund/portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a

                                      ATST
                             MFSHY-3 MFS High Yield
widely recognized, unmanaged index of market performance, comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.81%    6.87%         4.09%
Service Class             1.50%     N/A          7.72%
Lehman Brothers High
  Yield Bond Index        2.74%    8.85%         4.93%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are estimated based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.775% of the first $500 million; 0.76% over $500 million up to $1 billion; and 0.745% of average daily net assets over $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

SCOTT B. RICHARDS, Vice President of MFS, has served as Portfolio Manager of the portfolio since May 24, 2004 and has been employed in the MFS investment management area since 2004. Prior to joining MFS, Mr. Richards was the head of the High Yield Group at Columbia Management Group from 1999 to 2003.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-5 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $10.54         $0.70           $(0.51)        $0.19        $(0.85)     $(0.26)       $(1.11)        $ 9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
         12/31/2001      9.06          0.69            (0.34)         0.35         (0.51)         --         (0.51)          8.90
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       1.81%       $421,010      0.83%     0.83%         6.92%          51%
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
                 12/31/2001       3.78          32,831      1.10      1.12          7.57           50
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-6 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio is a "diversified" portfolio and invests primarily in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called "bottom-up stock" selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers and suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of well-known, established growth companies. However, the portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes (such as, without limitation: the introduction of a new product line, the appointment of a new management team, or an acquisition). As a result, the portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the portfolio to incur higher transaction costs (which may adversely affect the portfolio's performance) and may increase taxable distributions for shareholders.

                                      ATST
                             MARGR-1 Marsico Growth

Marisco may sell the portfolio's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in

                                      ATST
                             MARGR-2 Marsico Growth
emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  06/30/2003
Lowest:   (16.26)% Quarter ended  09/30/2002

                                      ATST
                             MARGR-3 Marsico Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  8.58%    (0.42)%    0.85%
Service Class                  8.21%      N/A%    15.10%
S&P 500 Composite Stock
  Price Index                  4.91%     0.54%     0.54%
Russell 1000 Growth Index**    5.26%    (3.58)%   (3.14)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 S. Tryon St., Charlotte, NC 28255.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

                                      ATST
                             MARGR-4 Marsico Growth

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the founder and Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.53        $ 0.01          $  0.81        $  0.82      $ (0.01)     $    --       $ (0.01)       $10.34
         12/31/2004      8.49          0.01             1.03           1.04           --           --            --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --           --            --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)          --         (0.01)         6.72
         12/31/2001     10.67          0.02            (1.52)         (1.50)       (0.07)       (0.01)        (0.08)         9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.50         (0.01)            0.79           0.78           --           --            --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --           --            --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --           --            --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.58 %     $194,775      0.88%     0.88%         0.15 %          66%
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
                 12/31/2001      (14.09)        45,382      1.00      1.21          0.16            17
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(MERCURY ADVISORS LOGO)    Mercury Large Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, Fund Asset Management L.P., doing business as Mercury Advisors (Mercury), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

Mercury follows a quantitative multifactor model in selecting securities for the portfolio that considers such factors as:

- Earnings momentum to include the direction of earnings estimates

- Earnings surprise to include reported earnings vs. expectations

- Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                         MLCV-1 Mercury Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         MLCV-2 Mercury Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended  06/30/2003
Lowest:   (20.67)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 15.94%     8.45%    10.00%
Service Class                 15.73%      N/A     23.26%
Russell 1000 Value Index       7.05%     5.28%    10.66%
S&P 500 Composite Stock
  Price Index**                4.91%     0.54%     8.64%

 *  Initial Class shares commenced operations on May 1,
    1996; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                         MLCV-3 Mercury Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. He has managed the portfolio since its inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. (MLIM) since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from Wharton School at University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         MLCV-4 Mercury Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $17.17         $0.13           $ 2.54         $ 2.67       $(0.12)     $(1.00)       $(1.12)       $18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
         12/31/2001     14.37          0.15            (0.41)         (0.26)       (0.02)         --         (0.02)        14.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       15.94 %     $860,826      0.84%     0.84%         0.70%           69%
                 12/31/2004       18.34        584,426      0.85      0.85          1.19           132
                 12/31/2003       29.78        383,372      0.84      0.84          1.33           145
                 12/31/2002      (14.21)       242,152      0.89      0.89          1.40           200
                 12/31/2001       (1.81)       165,683      0.94      0.94          1.07            31
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.73         14,908      1.09      1.09          0.49            69
                 12/31/2004       18.00          3,189      1.10      1.10          0.97           132
                 12/31/2003       28.03            918      1.10      1.10          1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Mercury Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         MLCV-5 Mercury Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are engaged in Internet-related businesses

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with Internet-related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies

                                      ATST
                                MN-1 Munder Net50
often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

                                      ATST
                                MN-2 Munder Net50

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index, a widely recognized, unmanaged index of market performance. The Inter@ctive Week Internet Index (IIX) is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             8.06%    (0.94)%       1.67%
Service Class             7.77%      N/A        22.70%
S&P 500 Composite Stock
  Price Index             4.91%     0.54%        0.54%
Inter@ctive Week
  Internet Index          1.28%    (8.85)%      (9.09)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed
    this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                                MN-3 Munder Net50

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                            0.90%      0.90%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.12%      0.12%
                                          ------------------
TOTAL                                      1.02%      1.27%
Expense reduction(c)                       0.02%      0.02%
                                          ------------------
NET OPERATING EXPENSES                     1.00%      1.25%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $102     $323      $561      $1,246
Service Class                 $127     $401      $695      $1,532
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.90%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Suite 300, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.50%, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder

                                      ATST
                                MN-4 Munder Net50

@Vantage Fund, since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $ 9.55        $(0.06)          $ 0.83         $ 0.77       $   --      $   --        $   --        $10.32
         12/31/2004      8.28         (0.05)            1.32           1.27           --          --            --          9.55
         12/31/2003      4.97         (0.06)            3.37           3.31           --          --            --          8.28
         12/31/2002      8.07         (0.05)           (3.05)         (3.10)          --          --            --          4.97
         12/31/2001     10.88            --            (2.76)         (2.76)       (0.05)         --         (0.05)         8.07
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      9.52         (0.08)            0.82           0.74           --          --            --         10.26
         12/31/2004      8.28         (0.06)            1.30           1.24           --          --            --          9.52
         12/31/2003      5.94         (0.06)            2.40           2.34           --          --            --          8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        8.06 %     $113,452      1.00%     1.02%        (0.62)%          96%
                 12/31/2004       15.34        100,139      1.00(h)   1.00(h)      (0.55)           34
                 12/31/2003       66.60         74,941      1.00      1.08         (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00      1.77         (0.92)           52
                 12/31/2001      (25.42)        11,245      1.00      1.72          0.05           208
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.77          3,179      1.25      1.27         (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)   1.25(h)      (0.68)           34
                 12/31/2003       39.39            750      1.25      1.38         (1.14)           29
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-

                                      ATST
                           PIMCO-1 PIMCO Total Return
related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

                                      ATST
                           PIMCO-2 PIMCO Total Return

High-yield securities are not generally meant for short-term investing.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  09/30/2004
Lowest:   (2.13)% Quarter ended  06/30/2004

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                              LIFE OF
                                  1 YEAR       FUND*
                                  ------    ------------
Initial Class                     2.33%        4.88%
Service Class                     2.03%        3.14%
Lehman Brothers Aggregate Bond
  Index                           2.43%        5.15%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.74%      0.99%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.74%      0.99%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 76     $237      $411      $  918
Service Class                 $101     $315      $547      $1,213
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.25%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.67% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                           PIMCO-4 PIMCO Total Return
annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. WILLIAM H. GROSS, CFA heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

Mr. Gross, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.12         $0.36           $(0.10)        $0.26        $(0.20)     $(0.27)       $(0.47)        $10.91
         12/31/2004     10.98          0.19             0.29          0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22             0.29          0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20             0.42          0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.16          0.34            (0.11)         0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17             0.29          0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12             0.11          0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.33%       $726,038      0.74%     0.74%         3.28%          387%
                 12/31/2004       4.50         633,493      0.75      0.75          1.75           393
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.03          23,661      0.99      0.99          3.10           387
                 12/31/2004       4.22          14,590      1.01      1.01          1.54           393
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON BROTHERS ASSET MANAGEMENT LOGO)    Salomon All Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

- New management
- Changes in the economic, financial, regulatory or political environment particularly affecting the company
- Effective research, product development and marketing
- A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting

                                      ATST
                              SAC-1 Salomon All Cap
individual companies, certain industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their

                                      ATST
                              SAC-2 Salomon All Cap
management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  06/30/2003
Lowest:   (20.03)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.08%     3.36%        7.44%
Service Class             3.81%      N/A        15.21%
Russell 3000 Index        6.12%     1.58%        1.71%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
                              SAC-3 Salomon All Cap
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any day the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, NY 10022. The sub-adviser is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; and 0.40% in excess of $100 million. The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1969.

                                      ATST
                              SAC-4 Salomon All Cap

PETER J. HABLE, managing director of SaBAM, has managed this portfolio since May 2002. He has been employed by Legg Mason (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                              SAC-5 Salomon All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.22         $0.10           $ 0.48         $ 0.58       $(0.09)     $   --        $(0.09)        $14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.08 %     $379,373      0.86%     0.86%         0.68%           33%
                 12/31/2004        9.14        611,410      0.87      0.87          0.53            36
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,823      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          8,680      1.11      1.11          0.44            33
                 12/31/2004        8.90          7,496      1.13      1.13          0.42            36
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Salomon All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                              SAC-6 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. (STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(For Calendar Year ended December 31, 2005)

                              (PERFORMANCE GRAPH)


1996                    19.88%

1997                    28.27%

1998                     8.81%

1999                     3.47%

2000                    12.31%

2001                     2.17%

2002                   (12.81)%

2003                    25.59%

2004                    14.81%

2005                     4.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  06/30/2003
      Lowest:   (17.23)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                4.11%     5.98%     10.03%
Service Class                3.81%      N/A      15.21%
S&P 500 Composite Stock
  Price Index                4.91%     0.54%      9.07%
Russell 1000 Value Index**   7.05%     5.28%     10.94%

 *  Initial Class shares commenced operations January 3,
    1995; Service Class shares commenced operations May 1, 2003.

 ** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.05%       0.05%
                                           ------------------
TOTAL                                       0.79%       1.04%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.79%       1.04%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income

(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 81     $252      $439      $  978
Service Class                    $106     $331      $574      $1,271
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $21.32         $0.33           $ 0.50        $  0.83       $(0.39)     $(1.64)       $(2.03)       $20.12
         12/31/2004     18.96          0.31             2.45           2.76        (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30             3.59           3.89        (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28            (2.58)         (2.30)       (0.18)      (0.32)        (0.50)        15.29
         12/31/2001     19.52          0.24             0.24           0.48        (0.35)      (1.56)        (1.91)        18.09
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     21.42          0.28             0.50           0.78        (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29             2.43           2.72        (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19             3.35           3.54        (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        4.11 %    $  802,067     0.79%     0.79%         1.60%          22%
                 12/31/2004       14.81         919,982     0.78      0.78          1.57           22
                 12/31/2003       25.59       1,058,801     0.78      0.78          1.80           14
                 12/31/2002      (12.81)        520,204     0.85      0.85          1.72           12
                 12/31/2001        2.17         289,420     0.90      0.90          1.48           19
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        3.81          21,561     1.04      1.04          1.37           22
                 12/31/2004       14.56          11,765     1.04      1.04          1.45           22
                 12/31/2003       22.74           1,476     1.03      1.03          1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "top-down" approach, he looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.0 billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap
publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Russell 2000 Growth Index, a widely recognized, unmanaged index of market performance which is a market-capitalization weighted index of smaller capitalization domestic equity securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.45)%

2001                    (9.71)%

2002                   (27.35)%

2003                    40.40%

2004                    10.37%

2005                    10.61%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (21.15)% Quarter ended   09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.61%     2.37%       5.46%
Service Class            10.40%      N/A       20.18%
Russell 2000 Growth
  Index                   4.15%     2.28%       2.27%
Russell 2000 Index**      4.55%     8.22%       8.23%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75%.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35%.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, T. Rowe Price Equity Income (ATST), T. Rowe Price Growth Stock (ATST) and T. Rowe Price Small Cap (ATST) as follows:

Assets between $750 million
  and $1.5 billion..........    5% reduction fee on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% reduction fee on assets
                                         over $1.5 billion
Assets above $3 billion.....        10.0% reduction fee on
                                    assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, a Vice President of T. Rowe Price, manages this portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since December 2000. He joined T. Rowe Price in 1996 and has been a member of the investment team since the portfolio's inception. Prior to joining
T. Rowe Price, Mr. Wojcik was a senior programmer/analyst at Fidelity
Investments.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $12.35        $(0.04)          $ 1.21        $  1.17       $   --     $ (2.44)      $(2.44)       $11.08
           12/31/2004     11.19         (0.06)            1.22           1.16           --          --           --         12.35
           12/31/2003      7.97         (0.05)            3.27           3.22           --          --           --         11.19
           12/31/2002     10.97         (0.07)           (2.93)         (3.00)          --          --           --          7.97
           12/31/2001     12.15         (0.08)           (1.10)         (1.18)          --          --           --         10.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     12.30         (0.07)            1.21           1.14           --       (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)            1.21           1.13           --          --           --         12.30
           12/31/2003      8.31         (0.05)            2.91           2.86           --          --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       10.61 %     $326,681      0.81%     0.81%        (0.36)%          49%
                 12/31/2004       10.37        308,252      0.79      0.79         (0.51)           27
                 12/31/2003       40.40        543,942      0.80      0.80         (0.54)           17
                 12/31/2002      (27.35)       115,309      0.96      0.96         (0.75)           39
                 12/31/2001       (9.71)        58,099      1.00      1.05         (0.73)           42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       10.40         16,877      1.06      1.06         (0.63)           49
                 12/31/2004       10.12          7,525      1.05      1.05         (0.74)           27
                 12/31/2003       34.42          1,538      1.05      1.05         (0.74)           17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(FRANKLIN TEMPLETON INVESTMENTS)(GREAT COMPANIES, LLC LOGO)    Templeton Great

Companies Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

                                      ATST
                     TGCG-1 Templeton Great Companies Global

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in
                                      ATST
                     TGCG-2 Templeton Great Companies Global
emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      ATST
                     TGCG-3 Templeton Great Companies Global

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.74%

1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                   7.47%    (3.79)%     8.66%
Service Class                   7.23%      N/A      15.20%
Morgan Stanley Capital
  International World Index    10.02%     2.64%      7.47%

 *  Initial Class shares commenced operations
    December 3, 1992; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                     TGCG-4 Templeton Great Companies Global

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages; it receives 0.40% of the fee for the first $500 million of the portfolio's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Portfolio Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice

                                      ATST
                     TGCG-5 Templeton Great Companies Global

President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc., and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates.

Great Companies has provided investment advisory services to various clients since 2000.

PORTFOLIO MANAGERS -- TEMPLETON:

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGCG-6 Templeton Great Companies Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.69        $ 0.21           $ 1.10         $ 1.31       $(0.19)     $    -       $(0.19)       $18.81
           12/31/2004     16.15          0.14             1.40           1.54            -           -            -         17.69
           12/31/2003     13.16          0.11             2.88           2.99            -           -            -         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)          -        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)          -        (0.18)        18.32
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.65          0.16             1.10           1.26        (0.18)          -        (0.18)        18.73
           12/31/2004     16.15          0.12             1.38           1.50            -           -            -         17.65
           12/31/2003     12.97         (0.04)            3.22           3.18            -           -            -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.47 %    $  581,669     0.90%     0.90%         1.20 %          61%
                 12/31/2004        9.54         642,460     0.95      0.95          0.84           139
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.23           7,930     1.15      1.15          0.88            61
                 12/31/2004        9.29           3,911     1.19      1.19          0.73           139
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TGCG-7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in:

 - Common stocks

 - Foreign securities

Third Avenue employs an opportunistic, bottom-up research process to identify value and to understand thoroughly each company and its securities before it makes an investment.

Attractive equity investments generally exhibit four essential characteristics:
 - Strong Finances -- the issuing company has a strong financial position, as evidenced by an absence of liabilities and a presence of high-quality assets.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in debt securities and high-yield/high-risk fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS PORTFOLIO IS NON-DIVERSIFIED.
---------------------------------------------------------

 WHAT IS A NON-DIVERSIFIED PORTFOLIO?

 A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
---------------------------------------------------------

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                            TAV-2 Third Avenue Value

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000 Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  03/31/2000
Lowest:   (20.10)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.81%    13.75%       13.64%
Service Class            18.47%      N/A        29.72%
Russell 3000 Value
  Index                   6.85%     5.86%        7.16%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                            TAV-3 Third Avenue Value

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to (i) 50% of the fees received by, or expense reimbursement returned to, TFAI less
(ii) 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS: IAN LAPEY and CURTIS R. JENSEN serve as co-portfolio managers. Mr. Lapey has been employed by Third Avenue Management LLC (Third Avenue) since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Mr. Jensen is Co-Chief Investment Officer of Third Avenue. He has been with Third Avenue since 1995. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund and oversees Third Avenue's research efforts.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-4 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.98         $0.17           $ 3.74         $ 3.91       $(0.12)     $(0.55)      $(0.67)       $24.22
           12/31/2004     16.93          0.09             4.08           4.17        (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11             4.50           4.61        (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06            (1.78)         (1.72)       (0.07)      (0.34)       (0.41)        12.39
           12/31/2001     13.71          0.11             0.73           0.84        (0.01)      (0.02)       (0.03)        14.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     21.02          0.12             3.73           3.85        (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05             4.09           4.14        (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10             4.38           4.48            -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       18.81 %     $971,322      0.87%     0.87%         0.74%          19%
                 12/31/2004       24.81        574,721      0.86      0.86          0.47           19
                 12/31/2003       37.26        468,411      0.85      0.85          0.75           20
                 12/31/2002      (11.87)       251,993      0.89      0.89          0.47            5
                 12/31/2001        6.17        163,895      0.92      0.92          0.76           18
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       18.47         36,086      1.12      1.12          0.53           19
                 12/31/2004       24.51         13,240      1.12      1.12          0.29           19
                 12/31/2003       35.85          1,098      1.11      1.11          0.93           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TAV-5 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                           TB-1 Transamerica Balanced

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2005)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    7.96%         7.34%
Service Class                    7.79%        11.13%
S&P 500 Composite Stock Price
  Index                          4.91%         5.99%
Lehman Brothers U.S.
  Government/Credit Index        2.37%         5.61%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.14%      0.14%
                                          ------------------
TOTAL                                       0.94%      1.19%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $300      $520      $1,155
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, Principal, Managing Director and Chief Investment Officer of TIM, is the Lead Equity Manager of the portfolio. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Head of Fixed Income Investments, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining the Transamerica organization in 1998. Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $11.77         $0.14           $ 0.74         $ 0.88       $(0.16)     $(0.86)      $(1.02)       $11.63
         12/31/2004     10.79          0.16             1.02           1.18        (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13             1.19           1.32        (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07            (0.58)         (0.51)           -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     11.77          0.11             0.74           0.85        (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14             1.01           1.15        (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08             0.98           1.06            -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        7.96 %      $61,698      0.94%     0.94%         1.17%           50%
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

                                      ATST
                    TCS-1 Transamerica Convertible Securities

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-

                                      ATST
                    TCS-2 Transamerica Convertible Securities weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   23.66%

2004                   13.18%

2005                    3.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  06/30/2003
Lowest:   (4.09)% Quarter ended  03/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                     3.88%         8.63%
Service Class                     3.54%        12.36%
Merrill Lynch All U.S.
  Convertible Index               1.01%         7.82%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                    TCS-3 Transamerica Convertible Securities

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $252      $439      $  978
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager), is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.24         $0.22           $ 0.19         $ 0.41       $(0.27)     $(1.18)      $(1.45)       $11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       3.88 %      $314,353      0.79%     0.79%         1.95%           85%
                 12/31/2004      13.18         351,386      0.84      0.84          2.04           138
                 12/31/2003      23.66         380,387      0.84      0.84          2.88           139
                 12/31/2002      (6.80)         82,148      1.08      1.08          2.73            72
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       3.54          10,710      1.04      1.04          1.65            85
                 12/31/2004      12.99           6,006      1.10      1.10          1.72           138
                 12/31/2003      16.69             883      1.09      1.09          2.41           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  06/30/2003
Lowest:   (16.80)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    16.23%       12.09%
Service Class                    15.93%       22.40%
Russell Midcap(R) Growth Index   12.10%        4.45%
Russell 2500 Growth Index**       8.17%        4.76%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell MidCap(R) Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc, which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of ATST Transamerica Growth Opportunities. He also manages institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the ATST Transamerica Growth Opportunities Portfolio (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $14.66        $ 0.04           $ 2.18         $ 2.22       $  --       $(1.19)      $(1.19)       $15.69
         12/31/2004     12.57            --(h)          2.09           2.09          --           --           --         14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --           --           --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --           --           --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --           --           --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     14.61            --(h)          2.17           2.17          --        (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)            2.11           2.07          --           --           --         14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --           --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       16.23 %     $445,761      0.86%     0.86%         0.30 %         44%
                 12/31/2004       16.63        416,126      0.88      0.88            --(h)        63
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       15.93         14,980      1.11      1.11          0.03           44
                 12/31/2004       16.51          7,545      1.14      1.14         (0.31)          63
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                     5.03%

1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

Highest:  1.62%  Quarter ended  06/30/2000
Lowest:   0.17%  Quarter ended  03/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2005)

                             3.82% (Initial Class)
                             3.58% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/05)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 2.89%      2.02%      3.63%
Service Class                 2.63%       N/A       1.36%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57%.

                                      ATST
                         TMM-2 Transamerica Money Market

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.35%.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005     $1.00         $0.03           $  --          $0.03        $(0.03)      $  --        $(0.03)        $1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2001      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                             ------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)
                   Period        Total         Period      -----------------     to Average
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)
---------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.89%       $347,350      0.40%     0.40%         2.84%
                 12/31/2004       0.99         496,821      0.39      0.39          1.00
                 12/31/2003       0.81         597,512      0.38      0.38          0.78
                 12/31/2002       1.44         584,061      0.41      0.41          1.42
                 12/31/2001       4.01         467,311      0.44      0.44          3.70
---------------------------------------------------------------------------------------------
Service Class    12/31/2005       2.63          29,402      0.65      0.65          2.69
                 12/31/2004       0.72          18,930      0.64      0.64          0.87
                 12/31/2003       0.30           6,591      0.64      0.64          0.44
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500 Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1996                    25.63%

1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               13.56%    14.47%    15.86%
Service Class               13.26%      N/A     17.21%
Russell 2500 Value Index     7.74%    13.42%    13.88%
Russell 2000 Index**         4.55%     8.22%     9.26%

 *  Service Class shares commenced operations on May 1,
    2004.
** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 2500 Value Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value fee for the portfolio is: 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Fund's Annual Report is available upon request by calling the Fund at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $16.94        $ 0.16           $ 2.11         $ 2.27       $(0.08)     $(0.80)      $(0.88)       $18.33
           12/31/2004     14.56          0.07             2.31           2.38           --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98           6.93           --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)         (6.29)          --       (1.80)       (1.80)         7.63
           12/31/2001     15.62         (0.03)            4.66           4.63           --       (4.53)       (4.53)        15.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     16.92          0.15             2.06           2.21        (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11           2.21           --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       13.56 %     $407,351      0.86%     0.86%         0.92 %          33%
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
                 12/31/2001       28.79        313,685      0.91      1.18         (0.24)          172
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions in an attempt to hedge the portfolio's investments against adverse changes in interest rates. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITY

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    1.81%

1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.45%  Quarter  6/30/1997
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 2.23%    3.87%      4.65%
Service Class                 1.98%     N/A       2.08%
Lehman Brothers U.S.
  Government Securities
  Index                       2.65%    5.38%      5.94%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are estimates based on the portfolio's expenses for the fiscal year ended December 31, 2005, restated to reflect current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.55%.

Note: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.60%.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.15%.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.60% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Head of Fixed-Income Investments. She manages mutual funds, sub-advised funds and institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the Fixed-Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a High-Yield Intern for Metropolitan West Asset Management, as a Fixed-Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $12.32         $0.43           $(0.15)        $0.28        $(0.50)     $(0.16)      $(0.66)       $11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
         12/31/2001     11.88          0.36             0.23          0.59         (0.58)         --        (0.58)        11.89
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005       2.23%       $186,335      0.67%     0.67%         3.50%            92%
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
                 12/31/2001       5.10         120,875      0.75      0.79          4.64            760
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized unmanaged index of market performance.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's

                                      ATST
                        TVB-1 Transamerica Value Balanced
intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Intermediate U.S. Government/Credit Index, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                        TVB-2 Transamerica Value Balanced


1996                    14.42%

1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  06/20/2003
Lowest:   (12.82)%       Quarter ended  09/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.59%    4.39%        7.11%
Service Class                6.21%      N/A       11.77%
Russell 1000 Value Index     7.05%    5.28%       10.94%
Lehman Brothers
  Intermediate U.S.
  Government/Credit Index    1.58%    5.49%        5.80%

*   The portfolio commenced operations January 3, 1995;
    Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.10%      0.10%
                                           ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
-------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% of the first $500 million; 0.325% over $500 million up to

                                      ATST
                        TVB-3 Transamerica Value Balanced

$1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining the Transamerica organization in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

LEAD FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Senior Vice President and Head of Fixed-Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2005    $13.48         $0.31           $ 0.51         $ 0.82       $(0.36)    $ (1.06)      $(1.42)        $12.88
         12/31/2004     12.41          0.36             0.86           1.22        (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30             1.81           2.11        (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33            (2.20)         (1.87)       (0.28)      (0.48)       (0.76)         10.66
         12/31/2001     13.19          0.36            (0.07)          0.29        (0.19)         --        (0.19)         13.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2005     13.86          0.28             0.52           0.80        (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37             0.87           1.24        (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18             1.52           1.70        (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2005        6.59 %     $462,906      0.85%     0.85%         2.34%           58%
                 12/31/2004        9.96        525,519      0.84      0.84          2.88            98
                 12/31/2003       20.16        249,184      0.82      0.82          2.68            53
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2005        6.21          5,240      1.10      1.10          2.09            58
                 12/31/2004        9.83          3,711      1.10      1.10          2.81            98
                 12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2006

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               JGR-1    Janus Growth
                                                TE-1    Transamerica Equity
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest almost all of its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's sub-adviser builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's sub-adviser believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating

                                      ATST
                               JGR-1 Janus Growth
to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include, without limitation:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures

                                      ATST
                               JGR-2 Janus Growth
of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000 Growth Index, that measures the performance of those Russell 1000 companies with high price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)


1996                    17.96%

1997                    17.54%

1998                    64.47%

1999                    59.67%

2000                   (28.94)%

2001                   (28.20)%

2002                   (29.92)%

2003                    31.99%

2004                    15.53%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               9.95%     (3.35)%     8.12%
Service Class               9.70%       N/A      17.40%
S&P 500 Composite
  Stock Price Index         4.91%      0.54%      9.07%
Russell 1000 Growth
  Index**                   5.26%     (3.58)%     6.73%

*   Initial Class shares commenced operations October 2,
    1986; Service Class shares commenced operations May 1, 2003.

** This index was added as a secondary benchmark to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio

                                      ATST
                               JGR-3 Janus Growth
    of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206-4805

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% over $250 million up to $750 million; 0.30% over $750 million up to $1.5 billion; 0.25% over $1.5 billion up to $3 billion; and 0.225% in excess of $3 billion.

Janus Capital Management LLC hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the portfolio by the following percentages based on the combined average daily net assets of this portfolio and TA IDEX Janus Growth.

COMBINED ASSET LEVELS                PERCENTAGE FEE WAIVER
------------------------------------------------------------
Assets between $1.5 billion and    5% Fee Reduction on
  $3.0 billion                     Assets over $1.5 billion
Assets between $3.0 billion and    7.5% Fee Reduction on
  $5.0 billion                     Assets over $3.0 billion
Assets above $5 billion            10.0% Fee Reduction on
                                   Assets over $5 billion
------------------------------------------------------------

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Funds.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                               JGR-4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $34.89        $(0.03)         $  3.50        $  3.47        $--        $   --       $   --        $38.36
           12/31/2004     30.20         (0.07)            4.76           4.69         --            --           --         34.89
           12/31/2003     22.88         (0.08)            7.40           7.32         --            --           --         30.20
           12/31/2002     32.65         (0.09)           (9.68)         (9.77)        --            --           --         22.88
           12/31/2001     47.34         (0.12)          (13.24)        (13.36)        --         (1.33)       (1.33)        32.65
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     34.74         (0.12)            3.48           3.36         --            --           --         38.10
           12/31/2004     30.15         (0.14)            4.73           4.59         --            --           --         34.74
           12/31/2003     24.83         (0.08)            5.40           5.32         --            --           --         30.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        9.95 %    $1,701,097     0.85%(h)   0.85%(h)     (0.10)%        59%
           12/31/2004       15.53       1,716,298     0.85      0.86         (0.22)          43
           12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
           12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
           12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        9.70           5,091     1.10(h)   1.10(h)      (0.35)          59
           12/31/2004       15.22           2,887     1.10      1.11         (0.43)          43
           12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Janus Growth share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

                                      ATST
                               JGR-5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000 Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    27.36%

1997                    46.50%

1998                    43.28%

1999                    37.79%

2000                    (9.68)%

2001                   (17.63)%

2002                   (22.24)%

2003                    31.22%

2004                    15.81%

2005                    16.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  09/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.54%    2.55%     14.24%
Service Class               16.28%      N/A     20.55%
Russell 1000 Growth Index   5.26%     (3.58)%    6.73%
S&P 500 Composite Stock
  Price Index**             4.91%     0.54%      9.07%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

** This index previously served as the portfolio's benchmark. The benchmark change was made as the Russell 1000 Growth Index more accurately reflects the principal investment strategies of the portfolio.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.80%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.80%      1.05%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                            TE-2 Transamerica Equity
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 82     $255      $444      $  990
Service Class                 $107     $334      $579      $1,283
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 0.35% up to $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.72% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica, then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $20.88        $(0.02)          $ 3.43         $ 3.41       $(0.08)     $(0.34)      $(0.42)       $23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
           12/31/2001     21.78         (0.07)           (3.77)         (3.84)          --       (0.27)       (0.27)        17.67
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                           ------------------------------------------------------------
                                                         Ratio of Expenses
                                           Net Assets,      to Average       Net Investment
                For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                 Period        Total         Period      -----------------     to Average     Turnover
                Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
-------------------------------------------------------------------------------------------------------
Initial Class  12/31/2005       16.54 %    $1,670,310     0.80%     0.80%        (0.10)%         34%
               12/31/2004       15.81       1,229,731     0.81      0.81          0.48           69
               12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
               12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
               12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
-------------------------------------------------------------------------------------------------------
Service Class  12/31/2005       16.28          37,784     1.05      1.05         (0.35)          34
               12/31/2004       15.62          18,159     1.08      1.08          0.49           69
               12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth

                        (formerly Van Kampen Emerging Growth)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of May 31, 2005, consists of companies in the capitalization range of approximately $1.8 billion to $13.7 billion), that the portfolio's sub-adviser, Van Kampen Asset Management (VKAM) believes to have long-term growth potential. The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants.

VKAM may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emergency market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth
the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Mid Cap Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1996                    18.88%

1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2005)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.55%    (7.97)%        8.99%
Service Class             7.31%      N/A         12.80%
Russell Mid Cap Growth
  Index                  12.10%     1.38%         9.26%
S&P 500 Composite Stock
  Price Index**           4.91%     0.54%         9.07%
Russell 1000 Growth
  Index**                 5.26%    (3.58)%        6.73%

*   Initial Class shares commenced operations March 1,
    1993; Service Class shares commenced operations of May 1, 2003.

** These indices previously served as the portfolio's benchmarks. The benchmark change was made as the Russell Mid Cap Growth Index more accurately reflects the principal investment strategies of the portfolio.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.92%      1.17%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.92%      1.17%
------------------------------------------------------------

(a) Projected annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2005.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2007. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2007 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 94     $293      $509      $1,131
Service Class                 $119     $372      $644      $1,420
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.80%.

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from TFAI at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is: 50% of the fees received by TFAI, less 50% of any amount reimbursed to the

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth
portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2005, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2005.

PORTFOLIO MANAGERS:

The portfolio is managed by members of VKAM's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are DENNIS LYNCH and DAVID COHEN, each a Managing Director, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director.

Mr. Lynch has worked for VKAM since 1997 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for VKAM.

Mr. Cohen has worked for VKAM since 1993 and joined VKAM's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for VKAM.

Mr. Chainani has worked for VKAM since 1996 and joined VKAM's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for VKAM.

Mr. Norton has worked for VKAM since 1999 and joined VKAM's U.S. Growth Team in July 2005. Prior to 2005, Mr. Norton worked in a research capacity for VKAM.

Mr. Lynch is the lead manager of the portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the portfolio.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2005 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005    $17.85        $(0.02)          $ 1.37         $ 1.35       $(0.02)     $   --       $(0.02)       $19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
           12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)       (0.39)        19.44
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                     Ratio of Expenses
                                       Net Assets,      to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2005        7.55 %    $  642,496     0.92%     0.92%        (0.13)%         177%
           12/31/2004        7.14         702,974     0.89      0.89          0.09           170
           12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
           12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
           12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2005        7.31           4,758     1.17      1.17         (0.40)          177
           12/31/2004        6.92           2,971     1.15      1.15          0.06           170
           12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI.

                   1 Additional Information -- All Portfolios

The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2007. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days

                   2 Additional Information -- All Portfolios when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a

                   3 Additional Information -- All Portfolios portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2007. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica

                   4 Additional Information -- All Portfolios

Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE

                   5 Additional Information -- All Portfolios

MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Salomon All Cap, Great Companies - America(SM), Great Companies - Technology(SM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend,

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments.

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indexes. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid; and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss;

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  10 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com ; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

AEGON Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rate changes risk; and mortgage and other asset-backed securities risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stock risk; foreign securities risk; and emerging market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; convertible securities risk; preferred stock risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; and foreign securities risk.

J.P. Morgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio or fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are fixed-income securities risk; convertible securities risk; interest rate risk; credit risk; high-yield debt security risk; mortgage-related securities risk; foreign securities risk; and emerging markets risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are engaged in Internet-related businesses. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts
(ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

products, processes or services for use with Internet-related businesses. The principal risks of investing in this underlying portfolio are: stock risk; risk of investing aggressively; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; and initial public offerings risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its [net] assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and options risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks and foreign securities using an opportunistic, bottom-up research process to identify value and to understand each company and its securities before the portfolio makes an investment. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; and non-diversification risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; and high-yield debt security risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign investment risk; derivative risk; options risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stock risk; value risk; foreign stock risk; emerging markets risk; derivatives risk; options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000(R) Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX Great Companies -- America(SM) seeks long-term growth of capital by investing principally in large-cap stocks of large, established, United States based companies. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and non-diversification risk.

TA IDEX Great Companies -- Technology(SM) seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that offer technology or related products and services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying fund are: stock risk; technology stock risk; growth stock risk; and non-diversification risk.

TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; and derivatives risk.

TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000(R) Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk.

TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: stocks risk; foreign securities risk; emerging market risk; derivatives risk; country; sector or industry focus risk; small- or medium-sized companies risk; fixed income securities risk; and preferred stocks risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying fund are: stock risk; fixed-income securities risk; and small- or medium-sized companies risk.

TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is low. The principal risks of investing in this underlying fund are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; and derivatives risk.

TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; and value risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high yield debt security risk; warrants and rights risk; and market risk.

TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; preferred stock risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and fixed-income securities risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by AUIM to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; and market risk.

TA IDEX Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying fund are: interest rate risk; default risk; and foreign securities risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized companies risk; and foreign stock risk.

TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds; notes and bills, money market instruments; and covered call options and put options. The principal risks of investing in this underlying fund are: stock risk; preferred stock risk; convertible securities risk; value risk; fixed-income securities risk; and options risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  7 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2006, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                             SAI

                               AEGON/TRANSAMERICA
                                  SERIES TRUST


                                                                     May 1, 2006

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus, dated May 1, 2006, for the portfolios that you are invested in of AEGON/Transamerica Series Trust (the "Trust").

You may obtain a copy free of charge by calling 1-800-851-9777. This SAI contains more detailed information about the AEGON/Transamerica Series Trust operations and activities than that set forth in the prospectus. The AEGON/Transamerica Series Trust Annual Report to Policyowners, including the financial statements therein, are incorporated by reference into this SAI.

                               INVESTMENT ADVISER:
                        TRANSAMERICA FUND ADVISORS, INC.

THE DATE OF THE PROSPECTUS TO WHICH THIS STATEMENT OF ADDITIONAL INFORMATION RELATES IS MAY 1, 2006, AND THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2006.

TABLE OF CONTENTS

AEGON/TRANSAMERICA SERIES TRUST

Information about each portfolio you should know before investing

(PLEASE NOTE: Please refer to your product prospectus for a listing of the portfolios that are offered through the product you have purchased.)

FUND HISTORY

INVESTMENT OBJECTIVES

FUNDAMENTAL INVESTMENT RESTRICTIONS


           INDIVIDUAL PORTFOLIO INFORMATION
           --------------------------------
    AB-1   AEGON Bond
   ACI-1   American Century International
 ACLCV-1   American Century Large Company Value
  AACP-1   Asset Allocation - Conservative Portfolio
 AAGRP-1   Asset Allocation - Growth Portfolio
AAMODP-1   Asset Allocation - Moderate Portfolio
 AAMGP-1   Asset Allocation - Moderate Growth Portfolio
   CGG-1   Capital Guardian Global
 CGUSE-1   Capital Guardian U.S. Equity
   CGV-1   Capital Guardian Value
 CGRES-1   Clarion Global Real Estate Securities (formerly, Clarion Real Estate
           Securities)
   FGI-1   Federated Growth & Income
   GCA-1   Great Companies -- America(SM)
   GCT-1   Great Companies -- Technology(SM)
  IMGF-1   International Moderate Growth Fund
   JGR-1   Janus Growth
  JNGR-1   Jennison Growth
 JPMEI-1   J.P. Morgan Enhanced Index
JPMMCV-1   J.P. Morgan Mid Cap Value
 MARGR-1   Marsico Growth
  MLCV-1   Mercury Large Cap Value
 MFSHY-1   MFS High Yield
    MN-1   Munder Net50
 PIMCO-1   PIMCO Total Return
   SAC-1   Salomon All Cap
 TRPEI-1   T. Rowe Price Equity Income
 TRPGS-1   T. Rowe Price Growth Stock
 TRPSC-1   T. Rowe Price Small Cap
  TGCG-1   Templeton Great Companies Global
   TAV-1   Third Avenue Value
    TB-1   Transamerica Balanced
   TCS-1   Transamerica Convertible Securities
    TE-1   Transamerica Equity
  TEII-1   Transamerica Equity II
   TGO-1   Transamerica Growth Opportunities
   TMM-1   Transamerica Money Market
 TSMCV-1   Transamerica Small/Mid Cap Value
 TUSGS-1   Transamerica U.S. Government Securities
   TVB-1   Transamerica Value Balanced
 VKAIA-1   Van Kampen Active International Allocation
 VKLCC-1   Van Kampen Large Cap Core
 VKMCG-1   Van Kampen Mid-Cap Growth (formerly, Van Kampen Emerging Growth)

ADDITIONAL INFORMATION -- ALL PORTFOLIOS
       1   Lending
       1   Borrowing
       2   Short Sales
       2   Foreign Securities
       3   Foreign Bank Obligations
       3   Forward Foreign Currency Contracts
       5   When-issued, Delayed Settlement and Forward Delivery Securities
       6   Repurchase and Reverse Repurchase Agreements
       6   Temporary Defensive Position
       6   U.S. Government Securities
       7   Non-Investment Grade Debt Securities
       7   Convertible Securities
       7   Investments in Futures, Options and Other Derivative Instruments
      17   Zero Coupon, Pay-in-Kind and Step Coupon Securities
      18   Warrants and Rights
      18   Mortgage-Backed Securities
      18   Asset-Backed Securities
      19   Pass-Through Securities
      19   Other Income Producing Securities
      19   Illiquid and Restricted/144A Securities
      20   Other Investment Companies
      20   Bank and Thrift Obligations
      21   Investments in the Real Estate Industry and Real Estate Investment Trusts
      21   Variable Rate Master Demand Notes
      22   Debt Securities and Fixed-Income Investing
      22   Structured Notes
      23   High Yield/High-Risk Securities
      23   Trade Claims
      23   Brady Bonds
      24   Collateralized Mortgage Obligations
      24   Collateralized Debt Obligations
      24   Dollar Roll Transactions
      25   Exchange Traded Funds
      25   Hybrid Instruments
      25   Indexed Securities
      25   Interest Rate Transactions
      26   Distressed Securities
      26   Municipal Fixed-Income Securities
      27   Non-Mortgage Asset Backed Securities
      27   Passive Foreign Investment Companies
      27   Preferred Stocks
      28   Stripped Mortgage-Backed Securities
      28   Loan Participations
      29   Credit Default Swaps
      29   Event-Linked Bonds

MANAGEMENT OF THE TRUST
      29   Trustees and Officers
      36   Code of Ethics
      36   Proxy Voting Policies and Procedures
      37   The Investment Adviser
      39   The Sub-Advisers
      40   Personal Securities Transactions
      40   Administrative and Transfer Agency Services

PORTFOLIO TRANSACTIONS AND BROKERAGE
      40   Portfolio Turnover

PURCHASE AND REDEMPTION OF SHARES
      42   Determination of Offering Price
      42   Net Asset Valuation

CALCULATION OF PERFORMANCE RELATED INFORMATION
      43   Performance Information

OTHER INFORMATION
      44   Taxes
      46   The Trust
      46   Financial Statements
      46   Custodian
     A-1   Appendix A -- Description of Portfolio Securities
     B-1   Appendix B -- Brief Explanation of Rating Categories
     C-1   Appendix C -- Investment Adviser and Sub-Advisers' Proxy Voting
                         Policies And Procedures
     D-1   Appendix D -- Portfolio Manager Information

INVESTOR INFORMATION

ORGANIZATION

Each portfolio is a series of AEGON/Transamerica Series Trust (formerly, AEGON/Transamerica Series Fund, Inc.), a Delaware statutory trust that was formed by an Agreement and Declaration of Trust dated April 21, 2005. A special meeting of shareholders was held on April 19, 2005 for the purpose of approving, among other things, reorganizing from a Maryland corporation to a Delaware statutory trust. The shareholders approved this reorganization, and portfolios that have been formed as part of the Delaware statutory trust and which are identical to the current portfolios, assumed the assets and liabilities of the current portfolios and the Delaware statutory trust assumed the registration statement of the Maryland corporation. The Trust was originally a corporation formed under the laws of the State of Maryland on August 21, 1985.

The Trust is intended to be sold to the separate accounts of life companies to fund benefits under policies ("Policies") or contracts ("Contracts") (collectively, the "Separate Accounts") (owners of the Separate Accounts, the "Policyowners") issued by Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), Transamerica Life Insurance Company (formerly PFL Life Insurance Company) ("Transamerica Life"), Western Reserve Life Assurance Co. of Ohio ("WRL"), Peoples Benefit Life Insurance Company ("Peoples"), Transamerica Occidental Life Insurance Company ("Transamerica") and Transamerica Life Insurance and Annuity Company ("TALIAC") (effective October 1, 2005, TALIAC merged into Transamerica Life) (the "Life Companies"), and to certain asset allocation portfolios as underlying portfolios. As such, TFLIC, Transamerica Life, WRL, Peoples, Transamerica, TALIAC and certain underlying asset allocation portfolios are the only shareholders of the investment funds offered by ATST. If a Life Company offers a portfolio of ATST in its respective products, and you own a Policy or a Contract of one of those Life Companies, you have the right to give voting instructions on certain shares of such portfolio. Shares may be offered to other life insurance companies in the future.

Because Trust shares are sold to Separate Accounts established to receive and invest premiums received under Policies and purchase payments received under the Contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts of the Life Companies to invest in the Trust simultaneously. Neither the Life Companies nor the Trust currently foresees any such disadvantages or conflicts. Any Life Company may notify the Trust's Board of a potential or existing conflict. The Trust's Board will then determine if a material conflict exists and what action, if any, is needed.

Such action could include the sale of Trust shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by the Policyowners. The Trust's Board might conclude that separate portfolios should be established under the Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate portfolios. As a result, Policyowners would no longer have the economies of scale typically resulting from a larger combined portfolio.

The Trust offers shares of each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

Only the Separate Accounts of the Life Companies may hold shares of the Trust and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Trust's shares held in the Separate Accounts, including Trust shares which are not attributable to Policyowners, at meetings of the Trust, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the Investment Company Act of 1940, as amended (the "1940 Act") the Trust does not hold regularly scheduled special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Trust's shares in their own right, they may elect to do so. The rights of Policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.

INVESTMENT OBJECTIVE

The investment objective of each portfolio of the Trust is described in the respective portfolio's prospectus. Shares of the portfolios are sold only to the Separate Accounts of the Life Companies to fund the benefits under certain Policies and Contracts.

As indicated in the prospectus, each portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders or Policyowners. A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a Policyowner deemed appropriate at the time of investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As indicated in the prospectus, each portfolio is subject to certain fundamental policies and restrictions, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the portfolio's investments, including the portfolio's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio's investments meet additional diversification or other requirements.

Each portfolio has adopted the following fundamental restrictions:

1.   Diversification


Each portfolio shall be a "diversified company" as that term is defined in the Investment Company Act of 1940, as amended (except for Salomon All Cap, Great Companies--America(SM), Clarion Global Real Estate Securities, Great Companies--Technology(SM) and ThirD Avenue Value), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Salomon All Cap, Great Companies--America(SM), Clarion Global Real Estate Securities, Great Companies--Technology(SM), and Third Avenue Value each shalL be a "non-diversified company" as that term is defined in the Investment Company Act of 1940, as amended.


2.   Borrowing

Each portfolio may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3.   Senior Securities

Each portfolio may not issue any senior security, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.   Underwriting Securities

Each portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except as permitted under the Securities Act of 1933, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, each portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5.   Real Estate

Each portfolio may not purchase or sell real estate or any interests therein, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein;
(iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

6.   Making Loans

Each portfolio may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.   Concentration of Investments

Each portfolio may not "concentrate" its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.


Clarion Global Real Estate Securities may concentrate in securities of issuers in the real estate industry.


8.   Commodities

Each portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

AEGON BOND

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the Investment Company Act of 1940, as amended.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market portfolios or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market portfolio, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market portfolio.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. AEGON Bond paid $7,407 for the fiscal year ended December 31, 2005.



                                      ATST
                                 AB-1 AEGON Bond

ADVISORY FEES


Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2005        2004         2003
  ----     ----------   ----------
$944,821   $1,075,084   $1,465,683

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
  ----    -------   -------
$41,992   $35,836   $26,334

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.70%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

 AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
  2005   2004   2003
  ----   ----   ----
  $-0-   $-0-   $-0-

    AFFILIATED BROKERAGE COMMISSIONS
         YEAR ENDED DECEMBER 31
---------------------------------------
2005     %    2004     %    2003     %
----   ----   ----   ----   ----   ----
$-0-   $-0-   $-0-   $-0-   $-0-   $-0-

THE SUB-ADVISER

JPMORGAN INVESTMENT ADVISORS, INC. (JPMIA), 1111 Polaris Parkway, Suite B2, Columbus, OH 43271 is the portfolio's sub-adviser. JPMIA is an indirect wholly-owned subsidiary of JP Morgan Chase & Co. JPMIA and its affiliates had approximately $846,915 billion in assets under management as of December 31, 2005.

JPMIA serves a sub-adviser pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The Agreement continues in effect year to year if approved annually.


PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.


                                      ATST
                                 AB-2 AEGON Bond

SUB-ADVISORY FEES


The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2005       2004      2003
  ----     -------   --------
$418,857   $38,697   $651,414


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                                 AB-3 AEGON Bond

AMERICAN CENTURY INTERNATIONAL

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts. The portfolio may not, however, enter into leveraged futures transactions if it would be possible for the portfolio to lose more money than it invested.

(F) The portfolio may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

(G) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES


Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. American Century International paid $8,136 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to the portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
   ----      ----------   ----------
$2,230,250   $2,614,506   $2,095,135

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
  ----    -------   -------
$48,633   $42,561   $26,334



                                      ATST
                      ACI-1 American Century International

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.125%. The investment adviser paid the following amounts for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three years:

       AGGREGATE COMMISSIONS
      YEAR ENDED DECEMBER 31
----------------------------------
  2005        2004         2003
  ----     ----------   ----------
$620,314   $1,113,920   $1,384,396

        AFFILIATED BROKERAGE COMMISSIONS
             YEAR ENDED DECEMBER 31
------------------------------------------------
  2005      %      2004      %      2003      %
  ----    ----   -------   ----   -------   ----
$25,185   4.06%  $61,847   5.55%  $55,009   3.97%

THE SUB-ADVISER

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("ACGIM") serves as sub-adviser to American Century International. ACGIM is located at The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017, and has been managing mutual funds since 1958.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated March 1, 2002, as amended, between TFAI and ACGIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid the following amounts for its services for the last three fiscal years:

   2005         2004         2003
   ----      ----------   ----------
$1,190,399   $1,520,537   $1,197,791

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.



                                      ATST
                                ACI-2 American Century International

AMERICAN CENTURY LARGE COMPANY VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Every portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. American Century Large Company Value paid $6,339 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio.

TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005        2004       2003
   ----      --------   --------
$1,583,046   $691,027   $421,750

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
  ----    -------   -------
$36,991   $11,590   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf to the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.35%. TFAI paid the following amounts for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-



                                      ATST
                  ACLCV-1 American Century Large Company Value

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
-----------------------------
  2005      2004       2003
-------   --------   --------
$58,331   $111,179   $143,250

    AFFILIATED BROKERAGE COMMISSIONS
        YEAR ENDED DECEMBER 31
--------------------------------------
2005     %    2004     %    2003    %
----   ----   ----   ----   ----   ---
 $60   0.10%   $40   0.04%   $4    -0-%

THE SUB-ADVISER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") serves as sub-adviser to American Century Large Company Value. American Century is located at American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, and has been managing mutual funds since 1958.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2001, as amended, between TFAI and American Century. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   --------
$783,006   $376,051   $234,306

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                  ACLCV-2 American Century Large Company Value

ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Asset Allocation - Conservative Portfolio paid $20,857 for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus.

The portfolio paid the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   --------
$641,515   $536,295   $367,623

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amount for the last three fiscal years:

  2005       2004      2003
--------   -------   -------
$128,303   $80,444   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
                AACP-1 Asset Allocation - Conservative Portfolio

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
  2005   2004   2003
  ----   ----   ----
  $-0-   $-0-   $-0-

   AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 225 West Wacker Drive, Chicago, Illinois 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                AACP-2 Asset Allocation - Conservative Portfolio

ASSET ALLOCATION - GROWTH PORTFOLIO

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Asset Allocation - Growth Portfolio paid $30,950 for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser for the portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:

  2005       2004       2003
--------   --------   --------
$982,570   $672,374   $330,661

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

  2005       2004       2003
--------   --------   -------
$196,514   $100,856   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. TFAI paid the following amounts for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
                  AAGRP-1 Asset Allocation - Growth Portfolio

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
  2005   2004   2003
  ----   ----   ----
  $-0-   $-0-   $-0-

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 225 West Wacker Drive, Chicago, Illinois 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                   AAGRP-2 Asset Allocation - Growth Portfolio

ASSET ALLOCATION - MODERATE PORTFOLIO

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Asset Allocation - Moderate Portfolio paid $58,296 for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004        2003
----------   ----------   --------
$1,830,887   $1,371,553   $865,559

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amount for the last three fiscal years:

  2005       2004       2003
--------   --------   -------
$366,177   $205,733   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The expenses paid for the last three fiscal years were as follows:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
                 AAMODP-1 Asset Allocation - Moderate Portfolio

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
  2005   2004   2003
  ----   ----   ----
  $-0-   $-0-   $-0-

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%


PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 225 West Wacker Drive, Chicago, Illinois 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATST
                 AAMODP-2 Asset Allocation - Moderate Portfolio

ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Asset Allocation - Moderate Growth Portfolio paid $67,659 for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004        2003
----------   ----------   --------
$2,207,531   $1,448,917   $821,288

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

  2005       2004       2003
--------   --------   -------
$441,506   $217,338   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The expenses paid for the last three fiscal years were as follows:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
              AAMGP-1 Asset Allocation - Moderate Growth Portfolio

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
  2005   2004   2003
  ----   ----   ----
  $-0-   $-0-   $-0-

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%


PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 225 West Wacker Drive, Chicago, Illinois 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager are compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATST
              AAMGP-2 Asset Allocation - Moderate Growth Portfolio

CAPITAL GUARDIAN GLOBAL

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Capital Guardian Global paid $13,608 for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$3,888,428   $3,648,808   $2,035,239

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three years:

  2005      2004      2003
-------   -------   -------
$78,135   $54,066   $22,562

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.32%. The expenses paid for the last three fiscal years were as follows:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
                          CGG-1 Capital Guardian Global

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
  ----       ----       ----
$410,254   $379,175   $261,886

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed $157 billion in investments as of December 31, 2005.

Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees in the following amounts for the last three fiscal years:

   2005         2004         2003
   ----         ----         ----
$2,201,654   $2,071,431   $1,225,968


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                         CGG-2 Capital Guardian Global

CAPITAL GUARDIAN U.S. EQUITY

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Capital Guardian U.S. Equity paid $8,949 in Trustees' fees and expenses for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
   ----         ----         ----
$2,140,440   $2,191,400   $1,503,201

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
  ----      ----      ----
$52,261   $38,672   $22,316



                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.01%*. The expenses paid for the last three fiscal years were as follows:

*    On January 1, 2005, the expense cap was lowered from 1.06% to 1.01%.

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
  ----       ----       ----
$189,211   $124,332   $213,169

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed $157 billion in investments as of December 31, 2005.

Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004        2003
   ----         ----        ----
$1,092,192   $1,235,153   $868,022

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.



                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

CAPITAL GUARDIAN VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Capital Guardian Value paid $26,705 in Trustees' fees and expenses for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts in fees for the last three fiscal years:

   2005         2004         2003
   ----         ----         ----
$6,291,946   $4,607,544   $3,073,465

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005       2004      2003
  ----       ----      ----
$157,857   $83,887   $22,316

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.87%*. The expenses paid for the last three fiscal years were as follows:

*    On January 1, 2006, the expense cap was lowered from 0.92% to 0.87%.



                                      ATST
                          CGV-1 Capital Guardian Value

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
  ----       ----       ----
$574,192   $606,060   $474,640

   AFFILIATED BROKERAGE COMMISSIONS
        YEAR ENDED DECEMBER 31
-------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed $157 billion in investments as of December 31, 2005.

Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004         2003
   ----         ----         ----
$3,054,528   $2,297,956   $1,664,884

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.



                                      ATST
                          CGV-2 Capital Guardian Value

CLARION GLOBAL REAL ESTATE SECURITIES (FORMERLY, CLARION REAL ESTATE SECURITIES)


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the Investment Company Act of 1940.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Clarion Global Real Estate Securities paid $13,522 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
   ----         ----         ----
$3,417,699   $2,287,035   $1,306,267



                                      ATST
                 CGRES-1 Clarion Global Real Estate Securities

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
  ----      ----      ----
$86,700   $42,882   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

      AGGREGATE COMMISSIONS
     YEAR ENDED DECEMBER 31
--------------------------------
   2005        2004       2003
   ----        ----       ----
$1,115,269   $660,762   $477,542

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31

2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER(1)

ING CLARION REAL ESTATE SECURITIES, L.P. ("CLARION"), located at 259 North Radnor-Chester Road, Suite 205, Radnor, Pennsylvania 19087, serves as sub-adviser for this portfolio.

Clarion serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually.

Clarion is a registered investment adviser, and through its predecessors, has been managing investments in real estate securities on behalf of institutional investors since 1984. As of December 31, 2005, Clarion had approximately $9.9 billion in assets under management.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004        2003
   ----         ----        ----
$1,692,749   $1,143,518   $653,134

(1) Prior to May 1, 2002, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.


NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                 CGRES-2 Clarion Global Real Estate Securities

FEDERATED GROWTH & INCOME

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

(B) The portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the Investment Company Act of 1940.

(C) The portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the portfolio's best interest. From time to time, the portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

(D) The portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

(E) The portfolio will not write call options on securities unless the securities are held in the portfolio's portfolio or unless the portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Federated Growth & Income paid $17,612 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
   ----         ----         ----
$4,043,198   $3,478,822   $3,142,906

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005       2004      2003
  ----       ----      ----
$108,382   $69,576   $26,334

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary


                                      ATST
                        FGI-1 Federated Growth & Income
charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
  ----       ----       ----
$367,242   $526,361   $904,691

   AFFILIATED BROKERAGE COMMISSIONS
        YEAR ENDED DECEMBER 31
-------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA ("FEDERATED"), located at 1001 Liberty Avenue, 25th Floor, Pittsburgh, Pennsylvania 15222-3779, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004         2003
   ----         ----         ----
$1,445,333   $1,254,887   $1,142,634

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                        FGI-2 Federated Growth & Income

GREAT COMPANIES -- AMERICA(SM)

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Great Companies -- AmericaSM paid $9,403 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
   ----         ----         ----
$1,996,201   $2,215,252   $1,961,274

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

  2005      2004      2003
  ----      ----      ----
$51,603   $42,714   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.97%.* The following portfolio expenses were paid by TFAI for the last three fiscal years:

*    On January 1, 2006, the expense cap was lowered from 1.00% to 0.97%.

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-


                                     ATST
                      GCA-1 Great Companies - America(SM)

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$518,462   $198,976   $221,188

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2000, as amended. This agreement continues in effect from year to year if approved annually.

Great Companies is a professional investment management firm. James H. Huguet, John R. Kenney and Money Services, Inc. are each a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment adviser.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2005        2004        2003
--------   ----------   --------
$900,799   $1,034,413   $980,637

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                       GCT-2 Great Companies - America(SM)

GREAT COMPANIES -- TECHNOLOGY(SM)

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments). Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Great Companies -- Technology(SM) paid $6,429 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,470,111   $1,711,113   $1,090,536

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004     2003
-------   -------   -------
$36,753   $32,083   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.98%*. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with TFAI. TFAI and/or the sub-adviser paid the following amounts for the last three fiscal years:

*    On January 1, 2006, the expense cap was lowered from 1.00% to 0.98%.

                                      ATST
                     GCT-1 Great Companies - Technology(SM)

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$452,515   $199,168   $289,969

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to Great Companies -- Technology(SM).

The sub-adviser serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement, dated May 1, 2000, as amended. This agreement continues in effect from year to year if approved annually. Great Companies is a professional investment management firm and may be deemed to be an affiliate of TFAI.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   --------
$733,359   $855,557   $545,268

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATST
                     GCT-2 Great Companies - Technology(SM)

INTERNATIONAL MODERATE GROWTH FUND

NON-FUNDAMENTAL RESTRICTIONS:

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

The portfolio commenced operations on May 1, 2006 so there were no Trustee Fees, Advisory Fees, or Administrative Services Fees to report for the last three fiscal years.

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. Because the portfolio commenced operations on May 1, 2006, there were no expenses paid by the investment adviser for the last three fiscal years.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio did not pay any brokerage commissions for the last three fiscal years as the portfolio commenced operations on May 1, 2006.

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 225 West Wacker Drive, Chicago, Illinois 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATST
                   IMGF - 1 International Moderate Growth Fund

JANUS GROWTH

NON FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the Investment Company Act of 1940.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Janus Growth paid $55,118 for the fiscal year ended December 31, 2005.


ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

                                      ATST
                               JGR-1 Janus Growth

    2005         2004          2003
-----------   -----------   -----------
$12,336,770   $13,134,938   $11,497,966

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:

  2005       2004      2003
--------   --------   -------
$324,901   $246,939   $22,315

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005     2004     2003
----   --------   ----
$-0-   $235,774   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

        AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
   2005         2004         2003
----------   ----------   ----------
$1,671,394   $1,583,392   $1,795,176

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

JANUS CAPITAL MANAGEMENT LLC ("JANUS") located at 151 Detroit Street, Denver, Colorado 80206-4805, serves as sub-adviser to the portfolio.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated April 3, 2002, as amended, between TFAI and Janus. The agreement continues in effect from year to year if approved annually.

Janus has provided investment management services since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The assets under management for Janus Capital Group, Inc. were $148.5 billion as of December 31, 2005. Janus is a direct subsidiary of Janus Capital Group, Inc., which is a publicly traded holding company with principal operations in asset management businesses.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.


                                      ATST
                               JGR-2 Janus Growth

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$5,276,611   $6,553,946   $5,746,592

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                               JGR-3 Janus Growth

JENNISON GROWTH

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

NOTE: Historical information is derived from the financial history of the predecessor portfolio, Endeavor Jennison Growth Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Jennison Growth paid fees and expenses in the amount of $4,170 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,054,164   $1,284,927   $1,378,885

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
-------   -------   -------
$26,224   $22,675   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.94%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-    $0


                                      ATST
                             JNGR-1 Jennison Growth

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$167,634   $281,933   $459,726

   AFFILIATED BROKERAGE COMMISSIONS
        YEAR ENDED DECEMBER 31
-------------------------------------
2005     %    2004    %    2003    %
----   ----   ----   ---   ----   ---
$686   0.41%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

JENNISON ASSOCIATES LLC ("JENNISON"), 466 Lexington Avenue, 18th Floor, New York, New York 10017, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually.

Jennison has served as an investment adviser to investment companies since 1990. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   --------
$561,441   $755,839   $811,109

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                             JNGR-2 Jennison Growth

J.P. MORGAN ENHANCED INDEX

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. J.P. Morgan Enhanced Index paid fees and expenses in the amount of $7,578 for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,616,829   $1,735,830   $1,461,554

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2005       2004     2003
-------   -------   -------
$43,115   $34,717   $22,316

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.84%*. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

*    On January 1, 2006, the expense cap was lowered from 0.85% to 0.84%.


                                      ATST
                       JPMEI-1 J.P. Morgan Enhanced Index

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$149,818   $171,613   $194,838


    AFFILIATED BROKERAGE COMMISSIONS
         YEAR ENDED DECEMBER 31
---------------------------------------
2005     %    2004     %    2003     %
----   ----   ----   ----   ----   ----
 $-0   -0-%   $-0-   -0-%   $-0-   -0-%

THE SUB-ADVISER

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 522 Fifth Avenue, New York, New York 10036, is the portfolio's sub-adviser. J.P. Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. J.P. Morgan and its affiliates had approximately $846.915 billion in assets under management as of December 31, 2005.

J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid for its services in the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   --------
$752,521   $810,054   $682,058

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                       JPMEI-2 J.P. Morgan Enhanced Index

J.P. MORGAN MID CAP VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(B) The portfolio shall not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The portfolio will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading market for the specific security.

(D) The portfolio may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the Investment Company Act of 1940.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. J.P. Morgan Mid Cap Value paid $10,932 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004        2003
----------   ----------   --------
$2,853,363   $1,162,800   $487,890

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
-------   -------   -------
$70,084   $20,926   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004    2003
----   ----   ------
$-0-   $-0-   $8,893


                                      ATST
                       JPMMCV-1 J.P. Morgan Mid Cap Value

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$323,059   $310,062   $129,492

    AFFILIATED BROKERAGE COMMISSIONS
         YEAR ENDED DECEMBER 31
---------------------------------------
2005     %    2004     %    2003     %
----   ----   ----   ----   ----   ----
$-0-   -0-%   $-0-   -0-%   $-0-   -0-%

THE SUB-ADVISER(1)

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 522 Fifth Avenue, New York, New York 10036, is the portfolio's sub-adviser. J.P. Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. J.P. Morgan and its affiliates had approximately 846,915 billion in assets under management as of December 31, 2005.

J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended, between TFAI and J.P. Morgan. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005        2004       2003
----------   --------   --------
$1,397,671   $451,774   $258,295

(1) Prior to May 1, 2004, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                       JPMMCV-2 J.P. Morgan Mid Cap Value

MARSICO GROWTH

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not make short sales of securities, except short sales "against the box."

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed $40,000,000.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Marsico Growth paid $5,189 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to the portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,358,569   $1,075,045   $1,014,635

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
-------   -------   -------
$33,964   $20,157   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$214,724   $242,611   $354,226


                                      ATST
                             MARGR-1 Marsico Growth

    AFFILIATED BROKERAGE COMMISSIONS
         YEAR ENDED DECEMBER 31
---------------------------------------
2005     %    2004     %    2003     %
----   ----   ----   ----   ----   ----
$-0-   -0-%   $-0-   -0-%   $491   0.14

THE SUB-ADVISER(1)

COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA") (FORMERLY, Banc of America Capital Management, LLC), located at 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 5, 2002, as amended, between TFAI and CMA. The agreement continues in effect from year to year if approved annually. CMA has subsequently entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio.

Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico was founded by Thomas F. Marsico, who remains the firm's Chairman and CEO. Marsico provides investment advisory services to mutual funds and other institutions and handles separately managed accounts for individuals, corporations, charities and retirement plans.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   --------
$677,012   $536,036   $507,318

(1) Prior to November 1, 2002, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                             MARGR-2 Marsico Growth

MERCURY LARGE CAP VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase on margin or sell short.

(B) The portfolio may not invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Mercury Large Cap Value paid $21,965 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$5,623,288   $3,344,347   $2,523,679

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005       2004      2003
--------   -------   -------
$143,674   $63,292   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily agreed, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
                         MLCV-1 Mercury Large Cap Value

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

      AGGREGATE COMMISSIONS
     YEAR ENDED DECEMBER 31
--------------------------------
  2005       2004        2003
--------   --------   ----------
$263,258   $453,631   $1,591,237

    AFFILIATED BROKERAGE COMMISSIONS
         YEAR ENDED DECEMBER 31
2005     %    2004     %    2003     %
----   ----   ----   ----   ----   ----
$-0-   -0-%   $-0-   -0-%   $-0-   -0-%

THE SUB-ADVISER(1)

FUND ASSET MANAGEMENT, L.P., DOING BUSINESS AS MERCURY ADVISORS ("MERCURY"), located at 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended, between TFAI and Mercury. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005        2004        2003
----------   --------   ----------
$2,382,757   $991,694   $1,261,840

(1) Prior to May 1, 2004, different firms co-managed this portfolio; information set forth prior to that date has been derived from the prior operating history of those firms.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                         MLCV-2 Mercury Large Cap Value

MFS HIGH YIELD

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. MFS High Yield paid fees and expenses for the fiscal period ended December 31, 2005 in the amount of $21,546.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$4,712,105   $5,163,149   $4,058,514

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005       2004      2003
--------   -------   -------
$122,040   $99,932   $22,721

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and


                                      ATST
                             MFSHY-1 MFS High Yield
extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.05%*. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

*    On January 1, 2006, the expense cap was lowered from 1.08% to 1.05%.

2005   2004   2003
----   ----   ----
$-0-   $-0-    N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

  AGGREGATE COMMISSIONS
 YEAR ENDED DECEMBER 31
------------------------
  2005      2004    2003
-------   -------   ----
$13,889   $19,281   $158

    AFFILIATED BROKERAGE COMMISSIONS
         YEAR ENDED DECEMBER 31
---------------------------------------
2005     %    2004     %    2003     %
----   ----   ----   ----   ----   ----
$-0-   -0-%   $-0-   -0-%   $-0-   -0-%

THE SUB-ADVISER

MFS(R) INVESTMENT MANAGEMENT ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116, is the portfolio's sub-adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is an indirect wholly owned subsidiary of Sun Life Financial, Inc., a diversified financial services organization.

MFS serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services in the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$2,333,183   $2,498,298   $1,963,797

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATST
                             MFSHY-2 MFS High Yield

MUNDER NET50

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, except short sales "against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940, and the rules and regulations thereunder.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Munder Net50 paid $3,043 for the fiscal year ended December 31, 2005.

ADVISORY FEES

The investment adviser is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   --------
$816,684   $813,198   $303,343

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
-------   -------   -------
$18,148   $13,553   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

  2005    2004     2003
-------   ----   -------
$15,559   $-0-   $26,912

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$279,193   $171,275   $184,238

                                      ATST
                                MN-1 Munder Net50

    AFFILIATED BROKERAGE COMMISSIONS
        YEAR ENDED DECEMBER 31
---------------------------------------
2005     %    2004     %    2003     %
----   ----   ----   ----   ----   ----
$-0-   -0-%   $-0-   -0-%   $-0-   -0-%

THE SUB-ADVISER

MUNDER CAPITAL MANAGEMENT ("MUNDER"), located at 480 Pierce Street, Suite 300, Birmingham, Michigan 48009, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2001, as amended, between TFAI and Munder. The agreement continues in effect from year to year if approved annually.

Founded in 1985, Munder also acts as investment adviser to other mutual funds and has provided such services since 1985..

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   --------
$438,391   $448,250   $168,524

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                                MN-2 Munder Net50

PIMCO TOTAL RETURN

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940, as amended. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts.

(E) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. PIMCO Total Return paid $22,596 for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$4,554,586   $4,748,336   $3,712,598

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:

  2005       2004       2003
--------   --------   -------
$136,295   $101,750   $26,334

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.20%. Expenses paid by the investment adviser for the past three fiscal years are as follows:


                                      ATST
                           PIMCO-1 PIMCO Total Return

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

   AGGREGATE COMMISSIONS
  YEAR ENDED DECEMBER 31
--------------------------
  2005      2004     2003
-------   -------   ------
$32,451   $17,002   $5,003

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually.

PIMCO, a Delaware limited liability company, is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM LP"). Allianz Aktiengesellschaft ("Alliance AG") is the indirect majority owner of ADAM LP. Allianz AG is a European-based, multi-national insurance and financial services holding company. PIMCO had approximately $594.1 billion of assets under management as of December 31, 2005.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,698,554   $1,695,834   $1,325,928

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                           PIMCO-2 PIMCO Total Return

SALOMON ALL CAP

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not sell securities short. This restriction shall not apply to transactions involving selling securities "short against the box."

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Salomon All Cap paid $19,457 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$4,340,046   $5,127,590   $3,555,425

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005       2004      2003
--------   -------   -------
$109,840   $94,267   $26,334

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.90%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$905,132   $982,155   $822,534


                                      ATST
                              SAC-1 Salomon All Cap

        AFFILIATED BROKERAGE COMMISSIONS
             YEAR ENDED DECEMBER 31
------------------------------------------------
  2005      %      2004      %    2003(1)     %
-------   ----   -------   ----   -------   ----
$18,951   2.09%  $13,185   1.34%  $17,620   2.14%

THE SUB-ADVISER

SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM"), located at 399 Park Avenue, New York, NY 10022, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, as amended, between TFAI and SABAM. The agreement continues in effect from year to year if approved annually.

SABAM was established in 1987 and together with SABAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. It is wholly owned by Legg Mason Inc., whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a financial services holding company.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$2,214,853   $2,542,917   $1,760,638

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                              SAC-2 Salomon All Cap

T. ROWE PRICE EQUITY INCOME

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. T. Rowe Price Equity Income paid $31,702 in fees and expenses for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$6,910,753   $7,965,478   $6,047,586

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   -------
$186,191   $161,042   $22,316

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.88%. TFAI paid the following amounts for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$415,894   $733,707   $630,190

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed over $269.5 billion in investments for more than 9 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price serves as the portfolio's sub-adviser pursuant to the terms of a sub-advisory agreement dated May 1, 2002, as amended.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$3,356,254   $4,018,199   $3,180,377

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that T. Rowe Price Equity Income will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).


The funds must comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

T. ROWE PRICE GROWTH STOCK

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. T. Rowe Price Growth Stock paid $10,922 in fees and expenses for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser for this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$2,527,018   $2,547,192   $2,163,473

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005     2004       2003
------     ----       ----
$63,787   $48,246   $22,316

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. TFAI paid the following amounts for the last three fiscal years:


                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
  2005       2004       2003
--------   --------   --------
$293,698   $328,687   $334,897

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed over $269.5 billion in investments for more than 9 million individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services in the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,223,345   $1,260,630   $1,083,599

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that T. Rowe Price Growth Stock will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29,
1997).


The funds must comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.


                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

T. ROWE PRICE SMALL CAP

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed $40,000,000.

(B) The portfolio may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value.

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(D) The portfolio may not invest in companies for the purpose of exercising control or management.

(E) The portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

(F) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(G) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(H) The portfolio may not sell securities short, except short sales "against the box."

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. T. Rowe Price Small Cap paid $10,040 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$2,279,286   $3,778,520   $2,168,936


                                      ATST
                           TRPSC-1 T. Rowe Small Cap

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
-------   -------   -------
$61,410   $76,394   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
  ----       ----       ----
$318,662   $652,514   $556,585

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, Maryland 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2005, T. Rowe Price and its affiliates managed over $269.5 billion in investments for more than 9 million individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, as amended. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,024,184   $1,741,343   $1,013,490

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that T. Rowe Price Small Cap will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price


                                      ATST
                        TRPGS-2 T. Rowe Price Small Cap

Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).


The funds must comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the portfolios. While the funds do not pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATST
                        TRPGS-3 T. Rowe Price Small Cap

TEMPLETON GREAT COMPANIES GLOBAL

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.

     Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

(F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the Investment Company Act of 1940, as amended.

(G) The portfolio may not invest in companies for the purpose of exercising control or management.


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Templeton Great Companies Global paid $20,859 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$4,462,577   $4,795,240   $4,881,178


                                      ATST
                    TGCG-1 Templeton Great Companies Global

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005       2004      2003
--------   -------   -------
$119,657   $94,194   $26,333

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with TFAI. TFAI and/or the sub-adviser paid the following amounts for the last three fiscal years:

              2005   2004    2003
              ----   ----   ------
TFAI          $-0-   $-0-   $3,025
Sub-Adviser   $-0-   $-0-   $3,025

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

      AGGREGATE COMMISSIONS
      YEAR ENDED DECEMBER 31
----------------------------------
  2005        2004         2003
--------   ----------   ----------
$717,979   $1,293,722   $2,420,952

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISERS(1)

GREAT COMPANIES, L.L.C. ("GREAT COMPANIES"), located at 635 Court Street, Suite 100, Clearwater, FL 33756, serves as co-sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended, between TFAI and Great Companies. This agreement continues in effect from year to year if approved annually. Great Companies manages the U.S. equity component of the portfolio.

Great Companies is a professional investment management firm. James H. Huguet, John R. Kenney and Money Services, Inc. are each a controlling minority shareholder of Great Companies. Great Companies is an affiliate of the investment adviser.

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. This agreement also continues in effect from year to year if approved annually. Templeton manages the non-U.S. portion of the portfolio.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-advisers were paid fees for their services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,815,368   $1,343,025   $2,439,755

                                      ATST
                    TGCG-2 Templeton Great Companies Global

(1) Prior to May 1, 2004, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATST
                    TGCG-3 Templeton Great Companies Global

THIRD AVENUE VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not invest in securities of other investment companies if the portfolio, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the portfolio, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the portfolio) having an aggregate value in excess of 10% of the value of the total assets of the portfolio.

(D) The portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Third Avenue Value paid $21,252 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$5,621,919   $4,114,617   $2,770,788

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005       2004      2003
--------   -------   -------
$140,548   $77,149   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:


                                      ATST
                            TAV-1 Third Avenue Value

    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
  ----       ----       ----
$646,946   $456,081   $585,996

          AFFILIATED BROKERAGE COMMISSIONS
                YEAR ENDED DECEMBER 31
------------------------------------------------------
  2005       %       2004       %       2003       %
  ----     ----      ----     ----      ----     -----
$450,466   69.63%  $375,203   84.46%  $446,492   76.19%

THE SUB-ADVISER

THIRD AVENUE MANAGEMENT LLC ("THIRD AVENUE"), located at 622 Third Avenue, New York, New York 10017, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated August 8, 2002, as amended. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$2,799,925   $2,057,309   $1,385,394

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                            TAV-2 Third Avenue Value

TRANSAMERICA BALANCED

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by a fund in amounts that exceed, in the aggregate, 15% of that fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

(F) The portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

(G) The portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the portfolio's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) The portfolio will normally have at least 25% of its total assets invested in fixed-income senior securities, which include corporate debt securities and preferred stock.


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Balanced paid $2,201 for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:


                                      ATST
                           TB-1 Transamerica Balanced

  2005       2004       2003
--------   --------   --------
$522,690   $510,543   $503,512

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005     2004      2003
-------   ------   -------
$13,067   $9,192   $26,334

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.40%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with TFAI. TFAI and/or the sub-adviser paid the following amounts for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

   AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
---------------------------
  2005      2004      2003
  ----      ----      ----
$22,476   $53,219   $55,353

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-   $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER(1)

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Balanced. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TFAI is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, between TFAI and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

  2005        2004        2003
--------   ----------   --------
$228,048   $1,525,849   $251,756


                                      ATST
                           TB-2 Transamerica Balanced

(1) Prior to May 1, 2004, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.

                                      ATST
                           TB-3 Transamerica Balanced

TRANSAMERICA CONVERTIBLE SECURITIES

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the Investment Company Act of 1940.

(B) The portfolio may not sell securities short, except short sales "against the box" which includes underlying stocks of convertible securities.

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) The portfolio may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

(H) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Convertible Securities paid $12,179 for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$2,647,691   $3,146,341   $2,117,312

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

  2005      2004      2003
-------   -------   -------
$72,077   $58,994   $22,316


                                      ATST
                    TCS-1 Transamerica Convertible Securities

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.25%. Expenses paid for the past three fiscal years are as follows:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

   AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
----------------------------
  2005      2004      2003
-------   -------   --------
$87,292   $93,144   $183,871

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Convertible Securities. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TFAI is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid the following amounts for the past three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,258,231   $1,573,171   $1,058,656

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                    TCS-2 Transamerica Convertible Securities

TRANSAMERICA EQUITY

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the Investment Company Act of 1940, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Growth Portfolio of the Transamerica Variable Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses to the Trust's Board of Trustees. Transamerica Equity paid $40,843 in fees for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$9,096,630   $7,381,698   $3,923,041


                                      ATST
                            TE-1 Transamerica Equity

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative service fees in the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   -------
$252,761   $148,165   $22,316

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. Expenses paid by the investment adviser for the past three fiscal years were:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$896,284   $922,432   $550,345

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Equity. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and TIM. This agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees in the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$4,026,688   $3,431,126   $1,830,752

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                            TE-2 Transamerica Equity

TRANSAMERICA EQUITY II

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the Investment Company Act of 1940, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Equity II paid $628 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2005      2004     2003
-------   --------   ----
$56,689   $261,316   $703

ADMINISTRATIVE SERVICES FEES

The portfolio pays administrative services fees to Transamerica Fund Services, Inc. The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2005      2004    2003
------   -------   ----
$3,779   $13,144   $-0-


                                      ATST
                          TEII-1 Transamerica Equity II

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.30%. Expenses paid by the investment adviser for the past three fiscal years were:

  2005      2004    2003
-------   -------   ----
$26,196   $52,468    N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

  AGGREGATE COMMISSIONS
 YEAR ENDED DECEMBER 31
------------------------
  2005      2004    2003
-------   -------   ----
$10,372   $88,309    N/A

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%   N/A   N/A

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Equity II. TIM, located at 1150 South Olive Street, Suite 2700 Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated December 30, 2003, as amended, between TFAI and TIM. This agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2005      2004     2003
-------   --------   ----
$56,524   $259,920   $-0-

NOTE: Please refer to the section entitled "Additional Information" for a complete description of the respective topics included above.


                                      ATST
                          TEII-2 Transamerica Equity II

TRANSAMERICA GROWTH OPPORTUNITIES

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the Investment Company Act of 1940, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(D) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Small Company Portfolio of Transamerica Variable Life Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Growth Opportunities paid $13,365 in fees for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$3,125,994   $2,836,470   $1,483,162

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
-------   -------   -------
$80,027   $51,776   $22,316


                                      ATST
                     TGO-1 Transamerica Growth Opportunities

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.15%. Expenses paid by the investment adviser for the last three fiscal years are as follows:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$705,132   $585,356   $331,068

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Growth Opportunities. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and TIM. This agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The portfolio received fees for its services in the following amounts for the last three fiscal years:

   2005         2004        2003
----------   ----------   --------
$1,445,913   $1,304,351   $741,581

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TRANSAMERICA MONEY MARKET

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(D) The portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the Investment Company Act of 1940.

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a portfolio's investments in foreign securities to meet additional diversification and other requirements.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trustees to the Board. Transamerica Money Market paid $19,103 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,977,180   $2,323,480   $2,761,148

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005       2004      2003
--------   -------   -------
$112,982   $99,578   $22,316


                                      ATST
                         TMM-1 Transamerica Money Market

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.57%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSION PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

 AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
  2005   2004   2003
  ----   ----   ----
  $-0-   $-0-   $-0-

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated September 24, 2002, as amended, between TFAI and TIM. The agreement will continue from year to year if approved annually.

TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. The Trust and TIM are affiliates.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2005       2004        2003
--------   --------   ----------
$845,814   $995,777   $1,183,349

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                         TMM-2 Transamerica Money Market

TRANSAMERICA SMALL/MID CAP VALUE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information is derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Small/Mid Cap Value paid $14,114 in fees and expenses for the fiscal period ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$3,380,213   $2,928,316   $2,181,357

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

  2005      2004      2003
-------   -------   -------
$84,505   $54,906   $22,316

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, at least until April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. The portfolio paid expenses in the following amounts for the past three fiscal years:


                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

      AGGREGATE COMMISSIONS
     YEAR ENDED DECEMBER 31
---------------------------------
  2005        2004         2003
--------   ----------   ----------
$471,942   $1,997,254   $2,906,238

  AFFILIATED BROKERAGE COMMISSIONS
      YEAR ENDED DECEMBER 31
-----------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER(1)

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Small/Mid Cap Value. TIM, located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TFAI is an affiliate of TIM.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended, between TFAI and TIM. The agreement continues in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years as follows:

   2005        2004        2003
----------   --------   ----------
$1,580,177   $910,254   $1,022,511

(1) Prior to May 1, 2004, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value

TRANSAMERICA U.S. GOVERNMENT SECURITIES

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the portfolio's predecessor, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica U.S. Government Securities paid $7,244 fees or expenses for the fiscal period ended December 31, 2005

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,243,941   $1,641,899   $2,062,595

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
-------   -------   -------
$41,465   $37,890   $22,316

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.63%. This arrangement commenced on January 1, 2003 The portfolio paid expenses in the following amounts for the past three fiscal years:

*    On January 1, 2006, the expense cap was lowered from 0.68% to 0.63%.

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-


                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

 AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
  2005   2004   2003
  ----   ----   ----
  $-0-   $-0-   $-0-

  AFFILIATED BROKERAGE COMMISSIONS
      YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and TIM. The agreement will continue from year to year if approved annually.

TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TFAI and TIM are affiliates.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for services in the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   --------
$310,188   $378,900   $475,983

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

TRANSAMERICA VALUE BALANCED

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets.

(E) The portfolio may not invest in companies for the purpose of exercising control or management.

(F) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

The portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Value Balanced paid $17,084 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser for this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$3,653,558   $3,269,677   $1,785,021

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
-------   -------   -------
$97,511   $65,394   $26,334

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

The investment adviser has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:


                                      ATST
                        TVB-1 Transamerica Value Balanced

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$330,644   $425,725   $140,280

  AFFILIATED BROKERAGE COMMISSIONS
     YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 1150 South Olive Street, Los Angeles, California 90015, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TIS"). TIS' parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies. TIM is an affiliate of the Trust. TIM serves as the portfolio's sub-adviser pursuant to a Sub-Advisory Agreement dated December 14, 2001, as amended.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004        2003
----------   ----------   --------
$1,701,357   $1,525,849   $833,010

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                        TVB-2 Transamerica Value Balanced

VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price International Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Van Kampen Active International Allocation paid $5,440 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to the portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,424,983   $1,826,346   $1,095,396

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
-------   -------   -------
$33,529   $30,439   $26,334

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.94%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

  2005       2004       2003
--------   --------   --------
$307,659   $278,455   $214,583


                                      ATST
               VKAIA-1 Van Kampen Active International Allocation

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

    AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
----------------------------
  2005      2004       2003
-------   --------   -------
$42,492   $105,703   $63,605

  AFFILIATED BROKERAGE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
2005    %    2004    %    2003    %
----   ---   ----   ---   ----   ---
$-0-   -0-%  $-0-   -0-%  $-0-   -0-%

THE SUB-ADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 1221 Avenue of the Americas, 5th Floor, New York, New York 10020, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of September 30, 2005, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $429.1 billion.

MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and MSIM Inc. The agreement will continue in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for services in the following amounts for the past three fiscal years:

  2005       2004       2003
--------   --------   --------
$751,996   $981,175   $688,554

This portfolio was previously managed by another sub-adviser prior to May 1, 2002.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

VAN KAMPEN LARGE CAP CORE

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the Investment Company Act of 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, Endeavor Asset Allocation Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO(1)


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Van Kampen Large Cap Core paid fees and expenses for the fiscal period ended December 31, 2005 in the amount of $7,436.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$1,593,733   $1,759,387   $1,814,845

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005      2004      2003
-------   -------   -------
$42,500   $35,188   $26,334

PORTFOLIO EXPENSES PAID BY THE INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.84%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:

2005   2004    2003
----   ----    ----
$-0-   $-0-    $-0-


                                      ATST
                        VKLCC-1 Van Kampen Large Cap Core

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
  2005       2004       2003
--------   --------   --------
$213,577   $584,991   $393,361

     AFFILIATED BROKERAGE COMMISSIONS
          YEAR ENDED DECEMBER 31
-------------------------------------------
 2005      %     2004      %    2003     %
------   ----   ------   ----   ----   ----
$6,313   2.96%  $2,656   0.45%  $318   0.08%

THE SUB-ADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 1221 Avenue of the Americas, 5th Floor, New York, New York 10020, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of September 30, 2005, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $429.1 billion.

MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TFAI and MSIM Inc. The agreement will continue in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years in the following amounts:

  2005       2004       2003
--------   --------   --------
$635,774   $372,522   $725,938

(1) Effective May 1, 2004, this portfolio adopted a new investment strategy and the name of the portfolio was changed from Van Kampen Asset Allocation to Van Kampen Large Cap Core.

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                        VKLCC-2 Van Kampen Large Cap Core

VAN KAMPEN MID-CAP GROWTH (FORMERLY, VAN KAMPEN EMERGING GROWTH)


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the Investment Company Act of 1940.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO


TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Van Kampen Mid-Cap Growth paid $22,498 for the fiscal year ended December 31, 2005.

ADVISORY FEES

Transamerica Fund Advisors, Inc. ("TFAI") serves as investment adviser to this portfolio. TFAI is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$5,207,614   $5,681,110   $5,623,556

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2005       2004       2003
--------   --------   -------
$130,190   $106,521   $22,316


                                      ATST
                        VKMCC-1 Van Kampen Mid - Cap Core

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TFAI has voluntarily undertaken, until at least April 30, 2007, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:

2005   2004   2003
----   ----   ----
$-0-   $-0-   $-0-

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

        AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
------------------------------------
   2005         2004         2003
----------   ----------   ----------
$1,460,256   $2,787,605   $3,406,742

          AFFILIATED BROKERAGE COMMISSIONS
              YEAR ENDED DECEMBER 31
-------------------------------------------------
  2005      %      2004       %     2003       %
-------   ----   --------   ----   -------   ----
$79,128   5.42%  $188,624   6.77%  $45,201   1.33%

THE SUB-ADVISER

VAN KAMPEN ASSET MANAGEMENT ("VKAM"), located at 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended, between TFAI and VKAM. The agreement continues in effect from year to year if approved annually.

VKAM, is a wholly owned subsidiary of Van Kampen Investments Inc., which, in turn, is an indirect wholly owned subsidiary of Morgan Stanley, a financial services company. As of September 30, 2005, VKAM, together with its affiliated asset management companies, managed assets of approximately $429.1 billion.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager are provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2005         2004         2003
----------   ----------   ----------
$2,596,700   $2,840,555   $2,811,778

NOTE: Please refer to the section entitled "Additional Information - All Portfolios" for a complete description of the respective topics included above.


                                      ATST
                        VKMCC-2 Van Kampen Mid - Cap Core

ADDITIONAL INFORMATION -- ALL PORTFOLIOS

INVESTMENT POLICIES AND STRATEGIES

This section of this SAI further explains policies and strategies utilized by the portfolios of ATST. Please refer to each portfolio's prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio. Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. Unless otherwise noted, a portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the prospectus or this SAI that the investment adviser reasonably believes is compatible with the investment objectives and policies of that portfolio.

(Each portfolio in the Trust also has its own fees and expenses. Please refer to your specific portfolio's information in this SAI for the information concerning your portfolio.)

LENDING

Each portfolio may lend its portfolio securities subject to the restrictions stated in this SAI. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.


State laws and regulations may impose additional limitations on borrowings.


Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Some of the portfolios may also lend (or borrow) money to other funds that are managed by their respective sub-adviser, provided such portfolio seeks and obtains permission from the SEC.

BORROWING

Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of its net assets.

The portfolios with a common sub-adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.


Certain portfolios may borrow for investment purposes -- this is called "leveraging." Such portfolios may borrow only from banks, not from other investment companies. There are risks associated with leveraging:


     - If a portfolio's asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.


     - Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio's securities.


     - Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

     - A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit.

     - Either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT SALES

Each portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In making short sales Jennison Growth is not limited to short sales or against the box.

Federated Growth & Income may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. A short sale means selling a security the portfolio does not own to take advantage of an anticipated decline in the stock's price. Once the portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the portfolio engage in short sales transactions if it would cause the market value of all of the portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the portfolio is limited to the lesser of 2% of the value of the portfolio's net assets or 2% of the securities of any class of the issuer. The portfolio may also "sell short against the box," i.e., the portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

RISK FACTORS

LEVERAGE RISKS - Leverage risk is created when an investment exposes a portfolio to a level of risk that exceeds the amount invested. Changes in the value of the investment magnify such portfolio's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

LIQUIDITY RISKS - Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the portfolio may not be able to sell a security or close out a derivative contract when it wants. If this happens, the portfolio will be required to continue to hold the security or keep the position open, and the portfolio could incur losses. Over-the-counter ("OTC") derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FOREIGN SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations that are not ordinarily associated with investing in domestic issuers. These considerations include:

- Currency Trading Costs. A portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

- Different Accounting and Reporting Practices. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

- Less Information Available. There is generally less public information available about foreign companies.

- More Difficult Business Negotiations. A portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

- Reduced Liquidity/Increased Volatility. Some foreign securities are less liquid and their prices more volatile than securities of comparable U.S. companies.

- Settlement Delays. Settling foreign securities may take longer than settlements in the U.S.

- Higher Custody Charges. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

- Asset Vulnerability. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a portfolio. Certain countries may also impose limits on the removal of securities or other assets of a portfolio. Interest, dividends and capital gains on foreign securities held by a portfolio may be subject to foreign withholding taxes.

- Political Instability. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in emerging countries or in countries with limited or emerging markets. In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the portfolio may be significantly affected by trading on days when policyholders cannot make transactions.

A portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

ADRs and ADSs are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar; but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADSs.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a portfolio invests directly in foreign securities, a portfolio may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.


SOVEREIGN DEBT SECURITIES (PIMCO TOTAL RETURN). PIMCO Total Return may invest in securities issued or guaranteed by any country and denominated in any currency. The portfolios expect to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.


The portfolios may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The portfolios will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Certain portfolios may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by portfolios held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the portfolio to suffer a loss of interest or principal on any of its holdings.

Risks of Investments in Russia. Certain portfolios may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a portfolio to lose its registration through fraud, negligence or mere oversight. While a portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a portfolio.


FOREIGN BANK OBLIGATIONS

A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

RISK FACTORS

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. These contracts can also be used for other purposes, such as, to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. A portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward foreign currency exchange contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to a portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a portfolio may purchase a U.S.-dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S.-dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S.-dollar-denominated security.

RISK FACTORS

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio's limitation on investing in illiquid securities.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.

Such portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to a portfolio's investment restrictions and policies, a portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of the portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a portfolio's sub-adviser.

In a reverse repurchase agreement, a portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, the portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the portfolio for purposes of the Investment Company Act of 1940, as amended. A portfolio will enter into reverse repurchase agreements only with parties that the portfolio's sub-adviser deems creditworthy and that have been reviewed by the Board of Trustees of the Trust.

RISK FACTORS

Repurchase agreements involve the risk that the seller will fail to repurchase the security as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

U.S. GOVERNMENT SECURITIES

Subject to a portfolio's investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in a portfolio's investment policies, a portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service,

Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio's sub-adviser will determine that such investments meet the portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio's investment policies is determined immediately after the portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio's investment policies.

CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a portfolio's policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

DECS ("Dividend Enhanced Convertible Stock," or "Debt Exchangeable for Common Stock" when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.


PERCS ("Preferred Equity Redeemable Stock," converts into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.


Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio's investment in non-convertible debt securities.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each portfolio's investment restrictions and policies:

FUTURES CONTRACTS. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.

When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio's securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio's exposure to change in securities prices and foreign currencies, as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The portfolio's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio's open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio's net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique that allows a portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio's sub-adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each portfolio's sub-adviser believes that use of such contracts can benefit a portfolio, if the sub-adviser's investment judgment is incorrect, a portfolio's overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio's futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio's current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Each portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the portfolio's net assets.

OPTIONS ON FUTURES CONTRACTS. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual update page securities. See "Options on Securities." Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio's securities or the process of securities which the portfolio is considering buying at a later date. A portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and change in the value of the futures positions, a portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio's securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

A portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

Additionally, when a portfolio's sub-adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or when the portfolio's sub-adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances, a portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a portfolio's sub-adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's sub-adviser's projection of future exchange rates is inaccurate.

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing, and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a portfolio's ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio's option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account with the Trust's custodian.

A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio's sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio's obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio's sub-adviser believes it would be advantageous for the portfolio to do so.

OPTIONS ON SECURITIES. In an effort to protect the value of portfolio securities or to enhance returns, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over the counter. A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a portfolio is "covered" if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

A portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily.

If a put or call option written by a portfolio were exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option; and unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a portfolio's investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets into which they are entered. A portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Trust's custodian. If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio's obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

For purposes of applying a portfolio's investment policies and restrictions (as stated in the prospectuses and this SAI), swap agreements are generally valued by the portfolios at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A sub-adviser may use these opportunities to the extent they are consistent with each portfolio's respective investment objective and are permitted by each portfolio's respective investment limitations and applicable regulatory requirements.

SUPRANATIONAL AGENCIES. A portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered government securities and are not supported, directly or indirectly, by the U.S. Government.

INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or a board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than (in the case of a call) or less than, (in the case of a put) the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.

WEBS AND OTHER INDEX-RELATED SECURITIES. A portfolio may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of equity securities that seeks to track the performance of an underlying index or a portion of an index. Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value. A portfolio may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. A portfolio also may invest in the CountryBaskets Index Fund, Inc. or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.


A portfolio may invest in DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average) and the NASDAQ-100 Trust (interests in a portfolio of securities of the largest and most actively traded noon-financial companies listed on the NASDAQ Stock Market).


Index-related securities may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an index-related security is priced more attractively than securities in the underlying index. Because the expense associated with an investment in index-related securities may be substantially lower than the expenses of small investments directly in the securities comprising the indices they seek to track, investments in index-related securities may provide a cost-effective means of diversifying a portfolio's assets across a broad range of equity securities.

The prices of index-related securities are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an index-related security is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instrument is based on a basket of stocks. The market prices of index-related securities are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an index-related security could adversely affect the liquidity and value of the shares of the portfolio.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, securities indices, and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as the possible loss of the entire premium paid for an option bought by the portfolio, the inability of the portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for the purposes set forth above.

In connection with certain of its hedging transactions, assets must be segregated with the Trust's custodian bank to ensure that the portfolio will be able to meet its obligations under these instruments (alternatively, liquid assets may be earmarked on the Trust's records). Assets held in a segregated account generally may not be disposed of for as long as the portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the portfolio's assets could impede implementation of the portfolio's investment policies or the portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits; and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

WARRANTS AND RIGHTS

Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

MORTGAGE-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities' weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the portfolios' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the portfolios take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

ASSET-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

PASS-THROUGH SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or


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certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

OTHER INCOME PRODUCING SECURITIES

Subject to each portfolio's investment restrictions and policies, other types of income-producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.


TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. A portfolio will not invest more than 5% of its assets in inverse floaters.


A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income-producing securities in which a portfolio may invest.)

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a portfolio may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the Securities Act of 1933, as amended, established a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended, for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers

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interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Trust's Board of Trustees has authorized each portfolio's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the Investment Company Act of 1940, as amended, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of investment companies. The Investment Company Act of 1940, as amended also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio. However, if Janus Growth invests in a Janus money market fund, Janus Capital will remit to such portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the portfolio's assets.

BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to federal examination and to a substantial body of Federal law regulation. As a result of federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the federal insurance coverage of the obligation, presently $100,000.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income-producing real estate, or real-estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

RISK FACTORS

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; overbuilding; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing" below.)

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

RISK FACTORS

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; structured notes; pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns "debt" and becomes a creditor to the company or government.

Consistent with each portfolio's investment policies, a portfolio may invest in fixed income instruments, which include securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolios may invest in derivatives based on fixed income instruments.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)

RISK FACTORS

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio's share price will depend upon the extent of the portfolio's investment in such securities.

STRUCTURED NOTES

The values of the structured notes in which a portfolio may invest are linked to equity securities or equity indices ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

RISK FACTORS

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero; and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.


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HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix B for a description of debt securities rating.)

RISK FACTORS

The value of lower-quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher-quality securities. Conversely, the value of higher-quality securities may be more sensitive to interest rate movements than lower-rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher-quality investment.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower-quality securities is generally less liquid than the market for higher-quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower-quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher-quality securities.

TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

RISK FACTORS

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

BRADY BONDS

Subject to its investment policies and restrictions, a portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S.-dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COLLATERALIZED MORTGAGE OBLIGATIONS

Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or maybe collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a Portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

COLLATERALIZED DEBT OBLIGATIONS

A portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a portfolio's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

DOLLAR ROLL TRANSACTIONS

A portfolio may enter into "dollar roll" transactions, which consist of the sale by the portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

A portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. (The Transamerica U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.)

Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended, as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, the portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging the portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the portfolio's borrowing.

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The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, the portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EXCHANGE TRADED FUNDS ("ETFS")

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

HYBRID INSTRUMENTS

Subject to its investment restrictions and strategies, a portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

INDEXED SECURITIES

A portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short-to intermediate-term, fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

INTEREST RATE TRANSACTIONS

Subject to its investment restrictions and strategies, a portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. A portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the portfolios and the Trust believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended, and, accordingly, will not treat them as being subject to its borrowing restrictions. A portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.

DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

MUNICIPAL FIXED-INCOME SECURITIES

Subject to its investment restrictions and strategies, a portfolio may invest in municipal bonds of any state, territory or possession of the United States ("U.S."), including the District of Columbia. The portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.

Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt. Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the portfolio. Neither event would require the portfolio to sell the bond, but the portfolio's investment adviser would consider such events in determining whether the portfolio should continue to hold it.

The ability of the portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the portfolio's investment objectives and policies.

NON-MORTGAGE ASSET-BACKED SECURITIES

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

PASSIVE FOREIGN INVESTMENT COMPANIES

A portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The portfolio will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

PREFERRED STOCKS

A portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.


LOAN PARTICIPATIONS

Certain portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the portfolio were determined to be subject to the claims of the agent bank's general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the portfolio bears a substantial risk of losing the entire amount invested.

The portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the portfolio and the corporate borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the portfolio currently intend to treat indebtedness for which there is no readily available markets as illiquid for purposes of the portfolio's limitation or illiquid investments. Investments in loan participations are considered to debt obligations for purposes of the portfolio's investment restrictions relating to the lending of funds or assets by the portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on the sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

CREDIT DEFAULT SWAPS

Certain portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

EVENT-LINKED BONDS

Certain portfolios may invest up to 5% of its net assets in "event-linked bonds," which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Trust is governed by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each portfolio are managed by an investment adviser and sub-advisers, and the respective portfolio managers. The Board of Trustees is responsible for managing the business and affairs of the Trust and oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and Officers of the Trust is as follows:

INDEPENDENT TRUSTEES

                                           TERM OF                                         NUMBER OF
                                         OFFICE AND                                         FUNDS IN
                                          LENGTH OF      PRINCIPAL OCCUPATION(S) DURING     COMPLEX
   NAME, ADDRESS AND AGE    POSITION     TIME SERVED              PAST 5 YEARS              OVERSEEN  OTHER TRUSTEESHIPS
   ---------------------    ---------  --------------  ----------------------------------  ---------  ------------------
Peter R. Brown              Chairman,  Indefinite*     Chairman & Trustee, TA IDEX (1986       89     N/A
8323 40th Place North       Trustee    1986 - present  - present); Chairman (2003 -
St. Petersburg, FL 33709                               present) & Director (2002 -
(DOB: 5/10/28)                                         present), TIS; Chairman &
                                                       Director, TIF (2002 - 2004);
                                                       Chairman of the Board, Peter Brown
                                                       Construction Company (1963 -
                                                       2000); Rear Admiral (Ret.) U.S.
                                                       Navy Reserve, Civil Engineer
                                                       Corps.

Charles C. Harris           Trustee    Indefinite*     Trustee, TA IDEX (1994 - present);      89     N/A
2840 West Bay Drive, #215              1986 - present  Director, TIS (2002 - present)
Belleair Bluffs, FL 33770
(DOB: 7/15/30)

Russell A. Kimball, Jr.     Trustee    Indefinite*     Trustee, TA IDEX (2002 - present);      89     N/A
1160 Gulf Boulevard                    1986 - present  Director, TIS (2002 - present);
Clearwater Beach, FL 34630                             General Manager, Sheraton Sand Key
(DOB: 8/17/44)                                         Resort (1975 - present)

William W. Short, Jr.       Trustee    Indefinite*     Trustee, TA IDEX (1986 - present);      89     N/A
7882 Lantana Creek Road                2000 - present  Director, TIS (2002 - present);
Largo, FL 33777                                        Retired CEO and Chairman of the
(DOB: 2/25/36)                                         Board, Shorts, Inc.

Daniel Calabria             Trustee    Indefinite*     Trustee, TA IDEX (1996 - present);      89     N/A
7068 S. Shore Drive S.                 2001 - present  Director, TIS (2002 - present);
South Pasadena, FL 33707                               Trustee (1993 - 2004) & President
(DOB: 3/5/36)                                          (1993 -1995), Florida Tax Free
                                                       Funds

Janice B. Case              Trustee    Indefinite*     Trustee, TA IDEX (2002 - present);      89     Central Vermont
205 Palm Island NW                     2001 - present  Director, TIS (2002 - present);                Public Service Co.
Clearwater, FL 33767                                   Director, Central Vermont Public
(DOB: 9/27/52)                                         Service Co. (Audit Committee);
                                                       Director, Western Electricity
                                                       Coordinating Council (Chairman,
                                                       Human Resources and Compensation
                                                       Committee); Senior Vice President
                                                       (1996 - 2000), Vice President
                                                       (1990 -1996), Director of Customer
                                                       Service & Marketing (1987 - 1990),
                                                       Florida Power Corporation

Leo J. Hill                 Trustee    Indefinite*     Trustee, TA IDEX (2002 - present);      89     N/A
7922 Bayou Club Blvd.                  2001 - present  Director, TIS (2002 - present);
Largo, FL 33777                                        Owner & President, Prestige
(DOB: 3/27/56)                                         Automotive Group (2001 - 2005)

John W. Waechter            Trustee    Indefinite*     Trustee, TA IDEX (2005 - present);      89     N/A
3913 Bayview Circle                    2004 - present  Director, TIS (2004 - present);
Gulfport, FL 33707                                     Executive Vice President, Chief
(DOB: 2/25/52)                                         Financial Officer, Chief
                                                       Compliance Officer, William R.
                                                       Hough & Co. (1979 - 2004);
                                                       Treasurer, The Hough Group of
                                                       Funds (1993 - 2004)

INTERESTED TRUSTEES:**

                                                                                    NUMBER OF
                                                                                     FUNDS IN
                                         LENGTH OF      PRINCIPAL OCCUPATION(S)      COMPLEX
   NAME, ADDRESS AND AGE      POSITION  TIME SERVED       DURING PAST 5 YEARS        OVERSEEN  OTHER TRUSTEESHIPS
   ---------------------     ---------  -----------  -----------------------------  ---------  ------------------
Thomas P. O'Neill**          Trustee    Indefinite*  President, AEGON Financial         89             N/A
AEGON USA, Inc.                         2003         Services Group, Inc.,
1111 North Charles Street               -present     Financial Institution
Baltimore, MD 21201-5574                             Division (2001 - present);
(DOB: 3/11/58)                                       Trustee, TA IDEX (2003 -
                                                     present); Director, TIS (2003
                                                     - present) & TIF (2004 -
                                                     2004); Director, National
                                                     Aquarium of Baltimore

Brian C. Scott**             Trustee,   Indefinite*  Trustee (2003 - present),          89             N/A
Transamerica Fund Advisors,  President  Trustee      President & CEO (2002 -
Inc.                         & Chief    2003         present), TA IDEX; Director,
570 Carillon Parkway         Executive  -present;    TIS (2006 - present) (2002 -
St. Petersburg, FL 33716     Officer    President,   2005); President & Director,
(DOB: 9/29/43)               (CEO)      CEO 2002     TIF (2002 - 2004); Manager,
                                        -present

                                                     Transamerica Investment
                                                     Management, LLC ("TIM")
                                                     (2002-2005); Director (2002 -
                                                     present), CEO & President
                                                     (2001 - present),
                                                     Transamerica Fund Advisors,
                                                     Inc. (TFAI) & Transamerica
                                                     Fund Services, Inc. (TFS);
                                                     CEO, Transamerica Investors,
                                                     Inc. (TII) (2003 - present);
                                                     Director, President & CEO,
                                                     Endeavor Management Co. (2001
                                                     - 2002)

* Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified, or (2) a Trustee resigns or his or her term as a Trustee is terminated in accordance with the Trust's by-laws.

** May be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, due to employment with an affiliate of TFAI.

OFFICERS:

NAME, ADDRESS* AND                             TERM OF OFFICE AND
        AGE                POSITION         LENGTH OF TIME SERVED**    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------  ----------------------  -----------------------  -----------------------------------------------
John K. Carter      Senior Vice President,  1999 - present           Sr. Vice President, General Counsel, Secretary
(DOB: 4/24/61)      Chief Compliance                                 & Chief Compliance Officer, TA IDEX & TIS (1999
                    Officer, General                                 - present); Director, Sr. Vice President,
                    Counsel & Secretary                              General Counsel, & Secretary, TFAI & TFS (2001
                                                                     - present); Chief Compliance Officer, TFAI
                                                                     (2004 - present); Vice President, AFSG
                                                                     Securities Corporation (AFSG) (2001 - present);
                                                                     Vice President, Secretary & Chief Compliance
                                                                     Officer, TII; Vice President, Transamerica
                                                                     Investment Services, Inc. (TISI) (2003 - 2005)
                                                                     and TIM (2001 - 2004)

Glenn E. Brightman  Senior Vice President   2005 - present           Vice President & Principal Financial Officer,
(DOB: 12/01/72)     & Principal Financial                            TA IDEX, TII and TIS (2005 - present); Vice
                    Officer                                          President, TFS (2005 - present); Manager,
                                                                     Mutual Fund Accounting, The Vanguard Group,
                                                                     Inc. (1996 - 2005)

* The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of ATST except for the Chief Compliance Officer receives any compensation from ATST.

** Elected and serves at the pleasure of the Board of Trustees of AEGON/Transamerica Series Trust.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to a portfolio's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Nominating Committee, Compensation Committee, Valuation Oversight Committee, Proxy Voting Committee, Governance Committee, and Contract Review Committee.

The Nominating Committee will consider nominees for independent Trustees as recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust's Secretary and must be received by December 31, 2006.

                                                                                                             NUMBER OF
                                                                                                              MEETINGS
                                                                                                            HELD DURING
                                                                                                                LAST
     COMMITTEE                             FUNCTIONS                                   MEMBERS              FISCAL YEAR
-------------------   --------------------------------------------------   ------------------------------   -----------
AUDIT                 The Audit Committee reviews the financial            John Waechter, Chairperson;           6
                      reporting process, the system of internal control,   Janice B. Case; Leo J. Hill;
                      the audit process, and the Trust's process for       Russell A. Kimball, Jr.;
                      monitoring compliance with investment restrictions   Charles Harris; Daniel
                      and applicable laws and the Trust's Code of          Calabria; William W. Short,
                      Ethics.                                              Jr.; Peter Brown

NOMINATING            The Nominating Committee operates under a written    Peter Brown, Chairperson;             1
                      charter. The Nominating Committee nominates and      Daniel Calabria; Charles
                      evaluates Independent Trustee candidates. The        Harris; Russell A. Kimball,
                      Nominating Committee meets periodically, as          Jr.; William W. Short, Jr.
                      necessary, and met once during the Trust's most
                      recently completed fiscal year. While the
                      Nominating Committee is solely responsible for the
                      selection and nomination of potential candidates
                      to serve on the Board, the Nominating Committee
                      may consider nominations from shareholders of the
                      portfolios. Shareholders may submit for the
                      Nominating Committee's consideration,
                      recommendations regarding potential nominees for
                      service on the Board. Each eligible shareholder or
                      shareholder group may submit no more than one
                      nominee each calendar year.

                      In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in Trust's organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;
                      neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group;
                      the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section
                      2(a)(19) of the Investment Company Act of 1940, as amended); and a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating
                      Committee.

                      In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination);
                      in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has
                      (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two years).

                      In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

COMPENSATION          Reviews compensation arrangements for each           Janice B. Case; Charles               1
                      Trustee.                                             Harris, Co-Chairs; Peter
                                                                           Brown; Daniel Calabria;
                                                                           Russell A. Kimball, Jr.; Leo
                                                                           J. Hill; William W. Short,
                                                                           Jr.; John W. Waechter

VALUATION OVERSIGHT   Oversee the process by which the funds calculate     Leo J. Hill, Chairperson;             4
                      their net asset value to verify consistency with     Charles Harris; William W.
                      the funds' valuation policies and procedures,        Short, Jr.
                      industry guidance,

                      interpretative positions issued by the Securities and Exchange Commission and its staff, and industry best practices.

PROXY VOTING          Provides the Trust's consent to vote in matters      Russell A. Kimball, Jr.,              1
                      where the Adviser or Sub-Adviser seeks such          Chairperson; William W. Short,
                      consent because of a conflict of interest that       Jr.; Leo J. Hill
                      arises in connection with a particular vote, or
                      for other reasons. The Proxy Committee also may
                      review the Adviser's and each Sub-Adviser's proxy
                      voting policies and procedures in lieu of
                      submission of the policies and procedures to the
                      entire Board for approval.

GOVERNANCE            Provide oversight responsibilities and monitor       Daniel Calabria, Chairperson;         1
                      certain issues, in consultation with the Chief       William W. Short, Jr.; Russell
                      Compliance Officer and independent Trustees'         A Kimball, Jr.; Leo J. Hill
                      counsel, that affect the duties of independent
                      members of the Board.

CONTRACT REVIEW       Reviews contracts between or among the funds and     Russell A. Kimball, Jr.,              2
                      their service providers. Oversight                   Chairperson; Daniel Calabria;
                      responsibilities for the process of evaluating new   Janice B. Case
                      contracts, reviewing existing contracts on a
                      periodic basis and making recommendations to the
                      Board with respect to any contracts affecting the
                      funds.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The Trustees of the Trust do not beneficially own shares of any portfolio of the Trust, except as set forth in the following table:

                              DOLLAR RANGE        AGGREGATE DOLLAR RANGE OF EQUITY
                               OF EQUITY      SECURITIES IN ALL REGISTERED INVESTMENT
                             SECURITIES IN        COMPANIES OVERSEEN BY TRUSTEE IN
     NAME OF TRUSTEE        THE PORTFOLIOS*        FAMILY OF INVESTMENT COMPANIES
     ---------------        ---------------   ---------------------------------------
Peter R. Brown...........    Over $100,000                 Over $100,000
Daniel Calabria..........    Over $100,000                 Over $100,000
Janice B. Case...........    Over $100,000                 Over $100,000
Charles C. Harris........    Over $100,000                 Over $100,000
Leo J. Hill..............    Over $100,000                 Over $100,000
Russell A. Kimball, Jr...    Over $100,000                 Over $100,000
Thomas P. O'Neill**......         -0-                           -0-
Brian C. Scott**.........    Under 100,000                 Under 100,000
William W. Short, Jr.....    Over $100,000                 Over $100,000
John W. Waechter ........    Over $100,000                 Over $100,000

*    As of December 31, 2005.

** Interested Trustees as defined in the Investment Company Act of 1940, as amended, due to employment with a TFAI affiliate.

CONFLICTS OF INTEREST

The following table sets forth information about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family representing interests in the Investment Adviser, Sub-Advisers or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                              NAME OF OWNERS AND                                     VALUE OF
    NAME OF TRUSTEE        RELATIONSHIPS TO TRUSTEE    COMPANY    TITLE OF CLASS   SECURITIES*   PERCENT OF CLASS
    ---------------       -------------------------   ---------   --------------   -----------   ----------------
Peter R. Brown            N/A                         N/A               N/A             N/A            N/A
Charles C. Harris         Mary A. Harris, Spouse      TA IDEX**          T          $1-$10,000     Less than 1%
Russell A. Kimball, Jr.   Martha A. Kimball, Spouse   N/A               N/A             N/A            N/A
William W. Short, Jr.     Joyce J. Short, Spouse      TA IDEX**          A          $1-$10,000     Less then 1%
Daniel Calabria           N/A                         N/A               N/A             N/A            N/A

                              NAME OF OWNERS AND                                     VALUE OF
    NAME OF TRUSTEE        RELATIONSHIPS TO TRUSTEE    COMPANY    TITLE OF CLASS   SECURITIES*   PERCENT OF CLASS
    ---------------       -------------------------   ---------   --------------   -----------   ----------------
Janice B. Case            N/A                         N/A               N/A             N/A            N/A
Leo J. Hill               N/A                         N/A               N/A             N/A            N/A
John W. Waechter          N/A                         N/A               N/A             N/A            N/A

*    As of December 31, 2005.

**   The Trust is an affiliate of TA IDEX, TFAI and AFSG.

                               COMPENSATION TABLE

                                                       PENSION OR       ESTIMATED         TOTAL
                                                       RETIREMENT        ANNUAL        COMPENSATION
                                      AGGREGATE     BENEFITS ACCRUED    BENEFITS      FROM TRUST AND
                                     COMPENSATION   AS PART OF TRUST      UPON      FUND COMPLEX PAID
NAME OF PERSON, POSITION            FROM TRUST(1)      EXPENSES(2)     RETIREMENT     TO TRUSTEE(3)
------------------------            -------------   ----------------   ----------   -----------------
Peter R. Brown, Trustee, Chairman    $102,000.00           N/A             N/A         $196,250.00
Daniel Calabria, Trustee             $ 85,500.00       $59,850.00          N/A         $154,750.00
Charles C. Harris, Trustee           $ 88,000.00       $17,600.00          N/A         $160,750.00
William W. Short, Jr., Trustee       $ 88,000.00           N/A             N/A         $160,750.00
Janice B. Case, Trustee              $ 88,000.00           N/A             N/A         $160,750.00
Russell A. Kimball, Jr., Trustee     $ 85,500.00       $85,500.00          N/A         $137,750.00
Leo J. Hill, Trustee                 $ 88,000.00           N/A             N/A         $160,750.00
John W. Waechter, Trustee            $ 85,500.00           N/A             N/A         $143,250.00

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended December 31, 2005 were as follows: Peter Brown $966.00; Daniel Calabria $83,709.00; Charles Harris $17,600.00; William Short $82.00; Janice Case $-0-; Russell Kimball $109,398.00; Leo Hill $58,877.00; and John Waechter $-0-.

(2)  The plan became effective January 1, 1996.

(3) A fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Commencing January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the Trust. Under the Plan, compensation may be deferred that would otherwise be payable by the Trust or Transamerica IDEX Mutual Funds to a disinterested Trustee or Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund of Transamerica IDEX Mutual Funds (without imposition of sales charge), as elected by the Trustee. As of December 31, 2005, the Trustees and officers of the Trust beneficially owned in the aggregate less than 1% of the Trust's shares through ownership of policies and annuity contracts indirectly invested in the Trust.


           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees (the "Board") of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust ("Secretary"), as follows:

                                        Board of Trustees
                                        AEGON/Transamerica Series Trust
                                        c/o Secretary
                                        570 Carillon Parkway
                                        St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided in Section 4 and 5 below, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust's Chief Compliance Officer. The Trustees are not required to attend the Trust's shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

CODE OF ETHICS

The Trust and AFSG have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940, as amended, and TFAI has adopted a Code of Ethics pursuant to Rule 204A-1 of the Investments Advisers Act of 1940. See "Personal Securities Transactions" below.

PROXY VOTING POLICIES AND PROCEDURES

ATST uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by ATST (or portion thereof) in its portfolios. The proxy voting policies and procedures of the portfolio's investment adviser and sub-advisers are attached hereto as Appendix C.


ATST files a new SEC Form N-PX with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The latest filing of Form N-PX was made on August 31, 2005, for the 12 month-period ended June 30, 2005. The form is available without charge: (1) from ATST, upon request by calling 1-800-851-9777; and (2) on the SEC's website at www.sec.gov.


  ATST PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I.   STATEMENT OF PRINCIPLE

ATST seeks to assure that proxies received by the portfolio are voted in the best interests of the portfolio's stockholders and have accordingly adopted these procedures.

II.  DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

The portfolio delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the "Adviser"), as investment adviser to ATST, which in turn delegates proxy voting authority for most portfolios of ATST to the sub-advisers retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees of ATST adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of ATST.

III. PROXY VOTING COMMITTEE

The Board of Trustees of ATST has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the trusts' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Voting Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV.  ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of ATST or the Proxy Committee of ATST will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to ATST.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the portfolio to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The portfolios' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with these policies.

The portfolios, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a portfolio's completed purchases and sales may only be made available after the public disclosure of portfolio holdings.

The portfolios (except the Asset Allocation - Conservative Portfolio, Asset Allocation - Growth Portfolio, Asset Allocation - Moderate Growth Portfolio, Asset Allocation - Moderate Portfolio and International Moderate Growth Fund, the "Asset A;;pcatopm funds") publish all holdings on a quarterly basis on their website at www.transamericaseriestrust.com 30 days after the end of each calendar quarter. Such information generally remains online for 6 months or as otherwise consistent with applicable regulations. The Asset Allocation funds post all holdings on wht website within two weeks after the end of each month. The information will generally remain online for up to four months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the portfolios. The portfolios may then forward the information to investors and consultants requesting it.


There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the portfolios (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the Funds' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.

THE INVESTMENT ADVISER

The information that follows supplements the information provided about the investment adviser under the caption "Management of the Trust -- Investment Adviser" in the prospectus.

TFAI, located at 570 Carillon Parkway, St. Petersburg, FL 33716, ATST has entered into an Advisory Agreement ("Advisory Agreement") on behalf of each portfolio with Transamerica Fund Advisors, Inc. (TFAI") supervises each respective portfolios investments and conducts its investment program. TFAI hires sub-advisers to furnish, investment advice and recommendations and has entered into subadvisory agreements with each sub-adviser.


The investment adviser is directly owned by WRL (77%) and AUSA Holding Company ("AUSA") (23%), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.


The Investment Advisory Agreement was approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) on October 3, 1996 and by the shareholders of each portfolio of the Trust on December 16, 1996 (portfolios that commenced operations prior to that date) (and on the date of commencement of operations of each portfolio subsequent to that date). The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Trustees who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the Investment Company Act of 1940, as amended).

While the investment adviser is at all times subject to the direction of the Board of Trustees of the Trust, the Investment Advisory Agreement provides that the investment adviser, subject to review by the Board of Trustees, is responsible for the actual management of the Trust and has responsibility for making decisions to buy, sell or hold any particular security. The investment adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the investment adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the investment adviser connected with investment management of the portfolios.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board, including a majority of the Trustees who are not parties to such agreements or interested persons of any such party (as defined in the Investment Company Act of 1940) (the "Independent Trustees"), considered whether to approve the Trust's investment advisory and sub-advisory agreements, with the assistance of independent counsel to the Independent Trustees. The Board considered the advisory fee structure of each of the portfolios in light of a variety of factors, including (a) the nature and quality of services provided to the Trust, its portfolios, and their respective shareholders; (b) the investment adviser's costs in providing those services; (c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser's (or sub-adviser's) relationship with the Trust.

As part of its consideration of the quality of services provided to the Trust, portfolios and shareholders by the adviser and sub-advisers, the Board reviewed the relative performance of each of the portfolios. The Board also reviewed the adviser's profitability with respect to each portfolio and on an aggregate basis, and the Board, including a majority of the independent Trustees, considered the adviser's profits to be reasonable in relation to the nature, quality, and costs of the adviser's services.

As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the portfolios and the costs incurred by the adviser as a result of any voluntary expense limitations the adviser has imposed. In comparing the expense ratio of each of the portfolios to other mutual funds, the Board, including a majority of the Independent Trustees, took into account that the expense ratios compared favorably to those of other portfolios.

EACH PORTFOLIO PAYS: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, Trustees and shareholders; preparing and filing the post-effective amendment to the Trust's registration statement effecting registration of a portfolio and its shares under the Investment Company Act of 1940, as amended and the Securities Act of 1933, as amended and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as that phrase is defined in the Investment Company Act of 1940, as amended, of the Trust or TFAI; compensation of the Trust's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933, as amended and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933, as amended; all costs involved in preparing and printing prospectuses of the Trust; extraordinary expenses; and all other expenses properly payable by the Trust or the portfolios.

REIMBURSEMENT AGREEMENT. Effective May 1, 2000, the investment adviser entered into an agreement with the Trust on behalf of, and pursuant to which, the investment adviser will be reimbursed for operating expenses paid on behalf of a portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2002, and automatically renews for one-year terms unless terminated by a 30-day written notice to the Trust.

DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Trust adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Trust entered into a Distribution Agreement with AFSG Securities Corporation, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494. The Distribution Plan and related agreements were approved by the Trust's Board of Trustees, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) on October 3, 1996, as amended by the Board on March 29, 1999, and the Distribution Plan was approved by the shareholders of each portfolio of the Trust on December 16, 1996 (by all portfolios that had commenced operations on that date). AFSG is an affiliate of TFAI.

ATST has two classes of shares for each portfolio in its series, Initial Class and Service Class. Each class is identical except that Service Class has a distribution plan or "Rule 12b-1 Plan" which is described in the prospectus.

Under the Distribution Plan and Distribution Agreement, the Trust, on behalf of the portfolios, will reimburse AFSG and/or various service providers after each calendar month for certain Trust distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.

For the sale and distribution of Service Class shares, the Trust may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution expenses for which AFSG may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Trust's prospectus and statement of additional information to potential investors; developing and preparing Trust advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Trust shares; the development of consumer-oriented sales materials describing and/or relating to the Trust; and expenses attributable to "distribution-related services" provided to the Trust, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Trust shares.


AFSG submits to the Trustees for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. AFSG allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as AFSG deems fair and are approved by the Trust's Board of Trustees. The Service Class of the Trust paid $3,829,731 in fees for the fiscal year ended December 31, 2005 to certain life companies pursuant to the Distribution Plan adopted under Rule 12b-1.


THE SUB-ADVISERS

Each sub-adviser serves, pursuant to a respective Sub-Advisory Agreement between TFAI and such respective sub-adviser, on behalf of each portfolio. The Sub-Advisory Agreements were approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) on October 3, 1996 and by the shareholders of each portfolio of the Trust on December 16, 1996 (for portfolios that had commenced operations prior to that date) and on the commencement of operations date of each subsequent portfolio. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Trustees who are not parties to such Agreements or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any such party. The Sub-Advisory Agreements may be terminated without penalty on at least 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the Investment Company Act of 1940, as amended) or termination of the Investment Advisory Agreement. The agreements may also be terminated under the term of an Exemptive Order granted by the SEC under Section 6(c) of the Investment Company Act of 1940, as amended from Section 15(a) and Rule 18f-2 under the Investment Company Act of 1940, as amended (Release #23379).

Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by the investment adviser and the Board of Trustees, the sub-advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


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

PERSONAL SECURITIES TRANSACTIONS

The Trust permits "Access Persons" as defined by Rule 17j-1 under the Investment Company Act of 1940, as amended to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Trust's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Trust's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Trust's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Trust.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Effective January 1, 1997, as amended, the Trust entered into an Administrative Services and Transfer Agency Agreement with TFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of TFAI, to furnish the Trust with administrative services to assist the Trust in carrying out certain of its functions and operations. The fees for the services by TFS are 2 basis points of each portfolio's average daily net assets for all portfolios except the asset allocation portfolios and 1.25 basis points of average daily net assets for the asset allocation portfolios.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.

In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

Subject to policies established by the Board of Trustees, each portfolio's sub-adviser is primarily responsible for placement of a portfolio's securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each sub-adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.


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

In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.

When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.

The Board of Trustees of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.

DIRECTED BROKERAGE

A sub-adviser to a portfolio, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transaction of the portfolio with broker/dealers with which the trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.

Under the Directed Brokerage Program, the commissions paid by a portfolio shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the trust, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with TFAI (or a comparable agreement with any "affiliate" of TFAI or the trust, as such term is defined in the Investment Company Act of 1940, as amended) pursuant to which TFAI (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to TFAI (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling portfolio shares or otherwise related to the distribution of portfolio shares.


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

DETERMINATION OF OFFERING PRICE

Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.


NET ASSET VALUATION DETERMINATION

The price at which shares are purchased or redeemed is the net asset valuation ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the portfolio or an authorized intermediary.

When Share Price is Determined

The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Years Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).


Purchase orders received in good order and accepted and redemption orders received in good order before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

Orders for shares of the Asset Allocation - Conservative Portfolio, Asset Allocation - Growth Portfolio, Asset Allocation - Moderate Growth Portfolio, Asset Allocation - Moderate Portfolio and International Multi-Manager ("Asset Allocation portfolios") and corresponding orders for the ATST underlying portfolios in which they invest are priced on the same day when orders for shares on the Asset Allocation portfolios are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the Asset Allocation portfolios by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios on the same day, so that both orders generally will receive a day's NAV.

How NAV is Determined

The NAV per share of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Securities traded on NASDAQ are valued at NASDAQ Official Closing Price ("NOCP"). Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are value based on quotations from the primary market in which they are traded, and are converted from local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a


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

portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

PERFORMANCE INFORMATION

The prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.

TOTAL RETURN

Total return quotations for each of the portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                P (1+T)(n) = ERV

      Where:   P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years

             ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)

The total return quotation calculations for a portfolio reflect the deduction of a proportionate share of the portfolio's investment advisory fee and portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

Total return quotation calculations do not reflect charges or deductions against the Separate Accounts or charges and deductions against the policies or the annuity contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the portfolios appears in the prospectus.

YIELD QUOTATIONS

The yield quotations for a portfolio (for money market portfolios, see "Yield Quotations -- Money Market Portfolios," below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

                               (( (a - b) + 1)(6-1))
                   YIELD = 2 x (( -------    )     )
                               (( (c x d)    )     )

      Where:  a = Dividends and interest earned during the period by the portfolio

              b = Expenses accrued for the period (net of reimbursement)

              c = The average daily number of shares outstanding during the period that were entitled to receive dividends

              d = The maximum offering price per share on the last day of the period

YIELD QUOTATIONS -- MONEY MARKET PORTFOLIO

From time to time, each money market portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of a portfolio declared and reinvested daily based upon the net investment income earned by a portfolio each day. The portfolio's yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the portfolio's shares. Future yields are not guaranteed.

Yield is computed in accordance with a standardized method required by the SEC. The current yield for the money market portfolios is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The money market portfolios may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting.

The yield quotations for the money market portfolios do not take into consideration any deductions imposed by the Separate Accounts.

Yield information is useful in reviewing money market's performance in seeking to meet its investment objective; but because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the portfolio's yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the money market, portfolio maturity and operating expenses.

TAXES

Shares of the portfolios are offered only to the Separate Accounts that fund the policies and annuity contracts. See the respective prospectuses for the policies and annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the policies, the annuity contracts and the holders thereof.

Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its stockholders (i.e., Separate Accounts) for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer in two or more issuers that portfolio controls and which are engaged in the same or similar trade or business or of one or more qualified publicly traded partnerships. If each portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its investment company net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.

As noted in the prospectus, each portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each portfolio's assets that may be represented by any single investment (which generally includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a registered investment company or fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance and annuity contracts which have invested in the portfolio could be currently taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Policies or the Annuity Contracts.

A portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC, like the portfolio, whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

If a portfolio acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount (including certain "payment-in-kind" instruments ("PIKs"), zero coupon securities, or deferred interest securities), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in a portfolio's investment company taxable income for the year of accrual and may have to be distributed to the shareholders in order to satisfy the Distribution Requirement even though the portfolio has not received any cash representing such income. As a result, a portfolio may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the Distribution Requirement.

For a Policy or a Contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account (i.e., the underlying portfolios) the contract owner will be taxed currently on income and gains from the account or portfolio. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the relationship between the portfolios and the insurance contracts that propose the portfolios as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the portfolios such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the portfolios and variable contracts.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.

FOREIGN INVESTMENTS -- portfolios investing in foreign securities or currencies (which may include may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions). Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Holders of policies and annuity contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.

If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the policies and annuity contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.

THE TRUST

As described in the prospectus, the Trust offers two classes of shares for each portfolio except Transamerica Equity II. The Trust is currently comprised of 42 portfolios.


FINANCIAL STATEMENTS

The audited financial statements for each portfolio of the Trust for the year ended December 31, 2005 and the report of the Trust's independent certified public accountants are included in the 2005 Annual Report, and are incorporated herein by reference to such report.


OTHER INFORMATION

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 101 East Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, serves as the Trust's Independent Registered Certified Public Accountants. The Trust has engaged PricewaterhouseCoopers LLP to examine, in accordance with auditing standards established by the Public Company Accounting Oversight Board, the financial statements of each of the Trust's portfolios.

CUSTODIAN

Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Trust's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Trust and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                   APPENDIX A

                       DESCRIPTION OF PORTFOLIO SECURITIES

The following is intended only as a supplement to the information contained in the prospectus and should be read only in conjunction with the prospectus. Terms defined in the prospectus and not defined herein have the same meanings as those in the prospectus.

1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

8. VARIABLE AMOUNT MASTER DEMAND NOTE.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

10. CONVERTIBLE SECURITIES. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

11. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities.

13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

14. ASSET-BACKED SECURITIES. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

15. MORTGAGE-BACKED SECURITIES. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio's investment objective and policies.

16. COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMOs") are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.

17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

18. FINANCING CORPORATION SECURITIES. ("FICOs") are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation ("FSLIC") and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

20. ZERO COUPON BONDS. Zero coupon bonds are created three ways:

     1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation ("REFCORP") and the Financial Corporation ("FICO") also can be stripped in this fashion.

     2) STRIPS are created when a dealer deposits a Treasury Security or a federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRS"), and generic Treasury Receipts ("TRs"), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the Investment Company Act of 1940, as amended. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

     3) ZERO COUPON BONDS can be issued directly by federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.

21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

* SHORT-TERM SECURITIES. Certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio's net assets.

     Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

                                   APPENDIX B

                     BRIEF EXPLANATION OF RATING CATEGORIES

                        BOND RATING                    EXPLANATION
                        -----------                    -----------
STANDARD &                 AAA          Highest rating; extremely strong
POOR'S CORPORATION                      capacity to pay principal and interest.

                            AA          High quality; very strong capacity to
                                        pay principal and interest.

                            A           Strong capacity to pay principal and
                                        interest; somewhat more susceptible to
                                        the adverse effects of changing
                                        circumstances and economic conditions.

                           BBB          Adequate capacity to pay principal and
                                        interest; normally exhibit adequate
                                        protection parameters, but adverse
                                        economic conditions or changing
                                        circumstances more likely to lead to a
                                        weakened capacity to pay principal and
                                        interest then for higher rated bonds.

                     BB, B, and CC, C   Predominantly speculative with respect
                                        to the issuer's capacity to meet
                                        required interest and principal
                                        payments. BB -- lowest degree of
                                        speculation; C -- the highest degree of
                                        speculation. Quality and protective
                                        characteristics outweighed by large
                                        uncertainties or major risk exposure to
                                        adverse conditions.

                            D           In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        BOND RATING                    EXPLANATION
                        -----------                    -----------
MOODY'S INVESTORS           Aaa         Highest quality, smallest degree of
SERVICE, INC.                           investment risk.

                            Aa          High quality; together with Aaa bonds,
                                        they compose the high-grade bond group.

                             A          Upper-medium grade obligations; many
                                        favorable investment attributes.

                            Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

                            Ba          More uncertain, with speculative
                                        elements. Protection of interest and
                                        principal payments not well safeguarded
                                        during good and bad times.

                             B          Lack characteristics of desirable
                                        investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                            Caa         Poor standing, may be in default;
                                        elements of danger with respect to
                                        principal or interest payments.

                            Ca          Speculative in a high degree; could be
                                        in default or have other marked
                                        short-comings.

                             C          Lowest-rated; extremely poor prospects
                                        of ever attaining investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX C

    INVESTMENT ADVISER AND SUB-ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

PURPOSE. The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

TFAI'S ADVISORY ACTIVITIES. TFAI acts as investment adviser to AEGON/Transamerica Series Trust, Transamerica Income Shares, Inc. and Transamerica IDEX Mutual Funds (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE TFAI PROXY POLICY. TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

Initial Review. THE PROXY ADMINISTRATOR HAS COLLECTED FROM EACH SUB-ADVISER:

-    its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

     - whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

     - whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

     - whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
     Section V.B.2.

- TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

SUBSEQUENT REVIEW. TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TFAI EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN TFAI OR ITS AFFILIATES AND THE FUNDS. The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

-    the TFAI Proxy Voting Policy; and

-    records of Fund client requests for TFAI proxy voting information.

RECORDS FOR TFAI EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-    records of votes cast by TFAI; and

- copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-    each Sub-Adviser Proxy Policy; and

-    the materials delineated in Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

PROVISION OF TFAI PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES Amended: August 2003. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-    Election of Directors

-    Ratification of Selection of Auditors

-    Equity-Based Compensation Plans

-    Anti-Takeover Proposals

     -    Cumulative Voting

     -    Staggered Boards

     -    "Blank Check" Preferred Stock

     -    Elimination of Preemptive Rights

     -    Non-targeted Share Repurchase

     -    Increase in Authorized Common Stock

     -    "Supermajority" Voting Provisions or Super Voting Share Classes

     -    "Fair Price" Amendments

     -    Limiting the Right to Call Special Shareholder Meetings

     -    Poison Pills or Shareholder Rights Plans

     -    Golden Parachutes

     -    Reincorporation

     -    Confidential Voting

     -    Opting In or Out of State Takeover Laws

-    Shareholder Proposals Involving Social, Moral or Ethical Matters

-    Anti-Greenmail Proposals

-    Changes to Indemnification Provisions

-    Non-Stock Incentive Plans

-    Director Tenure

-    Directors' Stock Options Plans

-    Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.


CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

FROM TIME TO TIME CGTC MAY VOTE A) ON PROXIES OF PORTFOLIO COMPANIES THAT ARE ALSO CLIENTS OF CGTC OR ITS AFFILIATES, B) ON SHAREHOLDER PROPOSALS SUBMITTED BY CLIENTS, OR C) ON PROXIES FOR WHICH CLIENTS HAVE PUBLICLY SUPPORTED OR ACTIVELY SOLICITED CGTC OR ITS AFFILIATES TO SUPPORT A PARTICULAR POSITION. WHEN VOTING THESE PROXIES, CGTC ANALYZES THE ISSUES ON THEIR MERITS AND DOES NOT CONSIDER ANY CLIENT RELATIONSHIP IN A WAY THAT INTERFERES WITH ITS RESPONSIBILITY TO VOTE PROXIES IN THE BEST INTEREST OF ITS CLIENTS. THE CGTC SPECIAL REVIEW COMMITTEE REVIEWS CERTAIN OF THESE PROXY DECISIONS FOR IMPROPER INFLUENCES ON THE DECISION-MAKING PROCESS AND TAKES APPROPRIATE ACTION, IF NECESSARY.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

- Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

- Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

- Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

- Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures

EFFECTIVE DATE

This policy is effective as of April 1, 2005.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES

The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

PROXY VOTING PROCEDURES

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

CONFLICTS OF INTEREST

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

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GREAT COMPANIES, L.L.C.

              CONCISE SUMMARY OF 2006 U.S. PROXY VOTING GUIDELINES
                 EFFECTIVE FOR MEETINGS ON OR AFTER FEB. 1, 2006
                              UPDATED JAN. 12, 2006

1.   Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

     -    Fees for non-audit services are excessive.

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     -    Composition of the board and key board committees;

     -    Attendance at board and committee meetings;

     -    Corporate governance provisions and takeover activity;

     -    Disclosures under Section 404 of the Sarbanes-Oxley Act;

     -    Long-term company performance relative to a market and peer index;

     -    Extent of the director's investment in the company;

     -    Existence of related party transactions;

     -    Whether the chairman is also serving as CEO;

     -    Whether a retired CEO sits on the board;

     -    Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     -    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     -    The non-audit fees paid to the auditor are excessive;

     - A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

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     -    There is a negative correlation between chief executive pay and company performance;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;

     -    The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

     - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

     - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

     - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

     - An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

     - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3.   Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4.   Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20 percent trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.   Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

     -    Market reaction - How has the market responded to the proposed deal?

     - Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

     - Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6.   State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7.   Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

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Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8.   Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

     - Stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     - A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     -    No retirement/benefits and perquisites for non-employee directors; and

     - A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

     - Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

     -    A trigger beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9.   Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10.  Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Adviser

Vote CASE-BY-CASE on proposals to terminate the investment adviser, considering the following factors:

     -    Performance of the fund's net asset value;

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the adviser's management.


ING CLARION REAL ESTATE SECURITIES

PROXY VOTING POLICIES AND PROCEDURES (As of July 31, 2003).

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities, L.P. ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  Proxy Voting Procedures

     (a) All proxies received by Clarion will be sent to the Compliance Officer. The Compliance Officer will:

          (1) Keep a record of each proxy received;

          (2) Forward the proxy to the appropriate analyst;

          (3) Determine which accounts managed by Clarion hold the security to which the proxy relates;


          (4) Provide Institutional Shareholder Services ("ISS"), Clarion's proxy voting agent, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Clarion must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the analyst will determine how Clarion should vote the proxy. The analyst will send the decision on how Clarion will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for notifying ISS of the voting decision.

          (6) Clarion retains ISS, a third party, to assist it in coordinating and voting proxies with respect to client securities. The Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.


III. Voting Guidelines

     In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. A copy of Clarion's guidelines is available upon request.

IV.  Conflicts of Interest

     (1) The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion.

     (2) If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

V.   Disclosure

     (a) Clarion will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Heather A. Trudel, via e-mail or telephone at heather.trudel@ingclarion.com, phone number (610) 995-8907, in order to obtain information on how Clarion voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Clarion voted the client's proxy.

     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Clarion's Form ADV Part II and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients who have already been offered Clarion's Form ADV Part II in a separate mailing.

VI.  Recordkeeping

     The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. Records of the following will be included in the files:

     (a) Copies of these proxy voting policies and procedures and any amendments thereto.

     (b) A copy of any document Clarion created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (c) A copy of each written client request for information on how Clarion voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

     ISS retains a copy of each proxy statement that ISS receives on Clarion's behalf, and these statements are available to Clarion upon request. Additionally, Clarion relies on ISS to retain a copy of the votes cast, available to Clarion upon request.


JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (DECEMBER 2004)

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

          - attend less than 75% of the board and committee meetings without a valid excuse;

          - ignore shareholder proposals that are approved by a majority of the shares outstanding;

          - are non-independent directors and sit on the audit, compensation or nominating committees;

          - are non-independent directors and the board does not have an audit, compensation, or nominating committees; or

          - are audit committee members and the non-audit fees paid to the auditor are 'excessive' (as determined by the Proxy Voting Service).

     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

     9. Janus will generally vote with management regarding proposals to declassify a board.

     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

AUDITORS

     11. Janus will vote in favor of proposals asking for approval of auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

EQUITY BASED COMPENSATION PLANS

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

In addition, Janus will generally oppose plans that:

     -    provide for repricing of underwater options;

     -    provide for automatic replenishment ("evergreen") or reload options;
          and/or

     - create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

     15. Janus will generally vote in favor of proposals requiring the expensing of options.

     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     17. Janus will generally oppose proposals regarding the repricing of underwater options.

     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

          - The parachute should be less attractive than an ongoing employment opportunity with the firm;

          - The triggering mechanism should be beyond the control of management; and

          - The amount should not exceed three times base salary plus guaranteed benefits.

     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

          - requiring executive officers and directors to hold a minimum amount of stock in the company;

          - requiring stock acquired through exercised options to be held for a certain period of time; and

          -    using restricted stock grants instead of options.

OTHER CORPORATE MATTERS

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.

     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     32.  Janus will evaluate plans of reorganization, on a case-by-case basis.*

     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     34. Janus will generally vote in favor of proposals regarding changes in company name.

     35. Janus will evaluate proposals relating to the continuance of a company, on a case-by-case basis.*

     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control, on a case-by-case basis.*

     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     39. Janus will generally vote in favor of proposals to adopt cumulative voting.

     40. Janus will generally vote in favor of proposals to require that voting be confidential.

     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

     Shareholder Proposals

     Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

----------
* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

PROXY VOTING PROCEDURES (DECEMBER 2005)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING GROUP. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for

----------
(1)  All references to portfolio managers include assistant portfolio managers.

Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

PROCEDURES FOR VOTING JANUS "FUNDS OF FUNDS". Janus advises certain portfolios or "funds of funds" that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus fund(s) in which it is invested. If an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as "echo-voting").

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years. (2) All references to portfolio managers include assistant portfolio managers.

JENNISON ASSOCIATES, LLC

                           Proxy Voting Policy Summary

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.


J. P. MORGAN INVESTMENT MANAGEMENT INC.

The investment adviser entities that comprise JPMorgan Fleming Asset Management ("JPMFAM") may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.


MARSICO CAPITAL MANAGEMENT, LLC

IT IS THE POLICY OF MARSICO CAPITAL MANAGEMENT, LLC ("MCM") TO VOTE ALL PROXIES OVER WHICH IT HAS VOTING AUTHORITY IN THE BEST INTERESTS OF MCM'S CLIENTS, AS SUMMARIZED HERE.

Under MCM's investment discipline, one of the qualities MCM seeks in companies it invests in for client portfolios is good management. Because MCM generally has confidence that the management of the portfolio companies it invests in for clients seek to serve shareholders' best interests, we believe that voting proxies in our clients' best economic interest ordinarily means voting with these management's recommendations.

Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

MCM generally will abstain from voting, or take no action on, proxies issued by companies that we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any potential conflict by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

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MCM need not vote or otherwise act upon proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND MARCH 1, 2006

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

     The MFS Proxy Voting Policies and Procedures include:

     A.   Voting Guidelines;

     B.   Administrative Procedures;

     D.   Monitoring System;

     E.   Records Retention; and

     F.   Reports.

A.   VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation.

MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS' Policy on Specific Issues

ELECTION OF DIRECTORS

MFS BELIEVES THAT GOOD GOVERNANCE SHOULD BE BASED ON A BOARD WITH A MAJORITY OF DIRECTORS WHO ARE "INDEPENDENT" OF MANAGEMENT, AND WHOSE KEY COMMITTEES (E.G., COMPENSATION, NOMINATING, AND AUDIT COMMITTEES) ARE COMPRISED ENTIRELY OF "INDEPENDENT" DIRECTORS. WHILE MFS GENERALLY SUPPORTS THE BOARD'S NOMINEES IN UNCONTESTED ELECTIONS, WE WILL WITHHOLD OUR VOTE FOR A NOMINEE FOR A BOARD OF A U.S. ISSUER IF, AS A RESULT OF SUCH NOMINEE BEING ELECTED TO THE BOARD, THE BOARD WOULD BE COMPRISED OF A MAJORITY OF MEMBERS WHO ARE NOT "INDEPENDENT" OR, ALTERNATIVELY, THE COMPENSATION, NOMINATING OR AUDIT COMMITTEES WOULD INCLUDE MEMBERS WHO ARE NOT "INDEPENDENT." MFS WILL ALSO WITHHOLD ITS VOTE FOR A NOMINEE TO THE BOARD IF WE CAN DETERMINE THAT HE OR SHE FAILED TO ATTEND AT LEAST 75% OF THE BOARD AND/OR RELEVANT COMMITTEE MEETINGS IN THE PREVIOUS YEAR WITHOUT A VALID REASON. IN ADDITION, MFS WILL WITHHOLD ITS VOTE FOR ALL NOMINEES STANDING FOR ELECTION TO A BOARD OF A U.S. ISSUER IF WE CAN DETERMINE: (1) IF, SINCE THE LAST ANNUAL MEETING OF SHAREHOLDERS AND WITHOUT SHAREHOLDER APPROVAL, THE BOARD OR ITS COMPENSATION COMMITTEE HAS REPRICED UNDERWATER OPTIONS; OR (2) IF, WITHIN THE LAST YEAR, SHAREHOLDERS APPROVED BY MAJORITY VOTE A RESOLUTION RECOMMENDING THAT THE BOARD RESCIND A "POISON PILL" AND THE BOARD HAS FAILED TO TAKE RESPONSIVE ACTION TO THAT RESOLUTION. RESPONSIVE ACTION WOULD INCLUDE THE RESCISSION OF THE "POISON PILL"(WITHOUT A BROAD RESERVATION TO REINSTATE THE "POISON PILL" IN THE EVENT OF A HOSTILE TENDER OFFER), OR PUBLIC ASSURANCES THAT THE TERMS OF THE "POISON PILL" WOULD BE PUT TO A BINDING SHAREHOLDER VOTE WITHIN THE NEXT FIVE TO SEVEN YEARS.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

- Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

- Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

- Vest management of the process in the company's independent directors, other than the nominee in question; and

- Outline the range of remedies that the independent directors may consider concerning the nominee.

CLASSIFIED BOARDS

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

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NON-SALARY COMPENSATION PROGRAMS

Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

EXPENSING OF STOCK OPTIONS

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

EXECUTIVE COMPENSATION

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

EMPLOYEE STOCK PURCHASE PLANS

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

ANTI-TAKEOVER MEASURES

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In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Issuance of Stock

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

REPURCHASE PROGRAMS

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CONFIDENTIAL VOTING

MFS VOTES IN FAVOR OF PROPOSALS TO ENSURE THAT SHAREHOLDER VOTING RESULTS ARE KEPT CONFIDENTIAL. FOR EXAMPLE, MFS SUPPORTS PROPOSALS THAT WOULD PREVENT MANAGEMENT FROM HAVING ACCESS TO SHAREHOLDER VOTING INFORMATION THAT IS COMPILED BY AN INDEPENDENT PROXY TABULATION FIRM.

CUMULATIVE VOTING

MFS OPPOSES PROPOSALS THAT SEEK TO INTRODUCE CUMULATIVE VOTING AND FOR PROPOSALS THAT SEEK TO ELIMINATE CUMULATIVE VOTING. IN EITHER CASE, MFS WILL CONSIDER WHETHER CUMULATIVE VOTING IS LIKELY TO ENHANCE THE INTERESTS OF MFS' CLIENTS AS MINORITY SHAREHOLDERS. IN OUR VIEW, SHAREHOLDERS SHOULD PROVIDE NAMES OF QUALIFIED CANDIDATES TO A COMPANY'S NOMINATING COMMITTEE, WHICH NOW FOR THE FIRST TIME (FOR U.S. LISTED COMPANIES) MUST BE COMPRISED SOLELY OF "INDEPENDENT" DIRECTORS.

WRITTEN CONSENT AND SPECIAL MEETINGS

BECAUSE THE SHAREHOLDER RIGHT TO ACT BY WRITTEN CONSENT (WITHOUT CALLING A FORMAL MEETING OF SHAREHOLDERS) CAN BE A POWERFUL TOOL FOR SHAREHOLDERS, MFS GENERALLY OPPOSES PROPOSALS THAT WOULD PREVENT SHAREHOLDERS FROM TAKING ACTION WITHOUT A FORMAL MEETING OR WOULD TAKE AWAY A SHAREHOLDER'S RIGHT TO CALL A SPECIAL MEETING OF COMPANY SHAREHOLDERS.

INDEPENDENT AUDITORS

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MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

BEST PRACTICES STANDARDS

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

FOREIGN ISSUERS

MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.   ADMINISTRATIVE PROCEDURES

1.   MFS PROXY REVIEW GROUP

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

     a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

     b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

     c.   Considers special proxy issues as they may arise from time to time.

2.   POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

     a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
          (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

     b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

     c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

     d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.   GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings data feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.   ANALYZING PROXIES

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(3) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.   VOTING PROXIES

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS

MFS FUNDS

MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include:
(i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


MERRILL LYNCH INVESTMENT MANAGERS

PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.(1) Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security,
(2) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA"). (3) When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies.(4)

(1) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.

(2) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).

(3) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(4) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.

In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee the "Committee") to address proxy voting issues on behalf of MLIM. 4

I.   Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts.(5)

The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.6 As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(7)

(5) To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

(6) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

(7) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote.(8) All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

(8) The Committee may delegate the actual maintenance of such records to ISS or another outside service provider. 6 II.

II.  Committee Membership

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its


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decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. Special Circumstances

SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).(9) MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

(9)  See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

IV.  Voting Policies

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.   BOARDS OF DIRECTORS

These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

# VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections , except for nominees who

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          -    have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business Section voted to implement or renew a "dead-hand" poison pill

          - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

          - fail to act on takeover offers where the majority of the shareholders have tendered their shares

          - are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent Directors

          - on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors

A.4 AGAINST proposals to classify Boards of Directors

A.5 AGAINST proposals supporting cumulative voting

A.6 FOR proposals eliminating cumulative voting

A.7 FOR proposals supporting confidential voting

A.8 FOR proposals seeking election of supervisory board members

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10 AGAINST proposals for term limits for directors

A.11 AGAINST proposals to establish a mandatory retirement age for directors

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17 FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

B.   AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's

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choice of auditor, in individual cases, the Committee may look at an auditors'
history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

B.1 FOR approval of independent auditors, except for

     - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent

     - auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation

     - on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company

B.2 FOR proposal seeking authorization to fix the remuneration of auditors

B.3 FOR approving internal statutory auditors

C.   COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2 FOR proposals to eliminate retirement benefits for outside directors

C.3 AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5 AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8 AGAINST proposals seeking to pay outside directors only in stock

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

D.   CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive. The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3 FOR proposals approving share repurchase programs

D.4 FOR proposals to split a company's stock

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

E.   CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions. The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill

E.2 FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4 FOR proposals to change the company's name

F.   CORPORATE MEETINGS

These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5 FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8 FOR proposals appointing inspectors of elections

F.9 FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G.   ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes. The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct

G.2 AGAINST proposals seeking to have companies report on:

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     -    environmental liabilities;

     -    bank lending policies;

     -    corporate political contributions or activities;

     -    alcohol advertising and efforts to discourage drinking by minors;

     -    costs and risk of doing business in any individual country;

     -    involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4 AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.


MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and



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recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     i.   General.

     1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

          -    Approval of financial statements, director and auditor reports.

          -    General updating/corrective amendments to the charter.

          - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

     3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

     4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

     5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

     6. Proposals to require the company to expense stock options will be supported.

     7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that



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          would otherwise be supported under this Policy to be carried out (i.e.
          an uncontested corporate transaction), the adjournment request will be supported.

     8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

     9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

     ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     1.   The following proposals generally will be supported:

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

     2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

          (a) If a company's board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

          (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

          (c) A direct conflict exists between the interests of the nominee and the public shareholders;

          (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

          (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

          (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

     iii. Auditors

     1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

     2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

     3.   Proposals to indemnify auditors will not be supported.

     iv.  Anti-Takeover Matters



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     1.   Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

     2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     2.   The following proposals generally will not be supported
          (notwithstanding management support).

          - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Proposals to create "blank check" preferred stock.

          -    Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.



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          -    Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

     4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

     2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     I.   CORPORATE TRANSACTIONS

          - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, where there is no portfolio manager objection and where there is no material conflict of interest, generally will be supported and will not need to be reviewed by the Proxy Review Committee.

     ii.  Compensation

          - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

          - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.



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     iii. Other

          -    Proposals for higher dividend payouts.

          - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

          - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

          - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

          - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV.  ADMINISTRATION OF POLICY

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

          (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed

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               accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial adviser to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.   PROXY VOTING REPORTS

     (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

MUNDER CAPITAL MANAGEMENT
THE MUNDER FUNDS*

PROXY VOTING POLICIES AND PROCEDURES

Voting proxies is one of the services Munder offers to clients as part of its investment management services. Munder has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") as a means of ensuring that Munder votes any proxy or other beneficial interest in an equity security over which it has discretionary proxy voting authority prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

For those clients for which Munder votes proxies, Munder utilizes a third-party proxy voting service, Institutional Shareholder Services (ISS), to assist us. ISS analyzes proxy proposals based on Munder's Proxy Voting Policies and makes a recommendation to us as to how to vote each proposal.

With respect to foreign markets requiring that securities be blocked or reregistered to vote at a company's meeting, Munder believes it is in the best interest of its clients not to subject accounts to the loss of liquidity imposed by these requirements. The Proxy Voting Procedures provide that Munder may elect not to vote proxies in foreign markets that require such a lockup or in instances where the issues presented are unlikely to have a material impact on shareholder value.

Munder will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which Munder has full discretionary authority. For example, some labor unions may instruct us to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, Munder has retained Proxy Voter Services ("PVS"), a division of ISS, to recommend how to vote such proxies.

In addition to utilizing ISS to analyze proxy proposals and make vote recommendations, Munder has an internal Proxy Committee composed of three portfolio managers and two members of legal counsel (non-voting) that is responsible for monitoring the firm's proxy voting, reviewing any requests to override an ISS vote recommendation, and resolving any conflicts of interest in accordance with the firm's proxy voting policies. Munder will generally vote proxies consistent with ISS's recommendations without independent review by the Proxy Committee, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because Munder may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee for independent review. Both the Proxy Committee and Munder's Legal/Compliance Department must approve an override request for it to be implemented.

Following receipt of an override request, the Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, the requested override and supporting documentation is forwarded to the Legal/Compliance Department for its review of any potential or actual conflicts of interest.

The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if: (i) no conflict of interest is identified; or (ii) a potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee; or (iii) in the event a potential or actual conflict of interest appears to be material, the Legal/Compliance Department obtains the written approval for the override request from its applicable clients. (With respect to advisory clients through wrap programs, the request and disclosure need only be sent to the wrap program's sponsor.) Such a request to clients for approval for an override must be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee of the Munder Funds or a designated member of that committee. If an override request is approved by the Board Process and Compliance Oversight Committee

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(or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent Munder receives instructions from any client, Munder will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, Munder will vote the shares in accordance with ISS's recommendation.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description Of Proxy Voting Policies And Procedures. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SALOMON BROTHERS ASSET MANAGEMENT INC

As part of the Citigroup Asset Management ("CAM") group of companies, Salomon Brothers Asset Management Inc is subject to the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM advisers, including Salomon Brothers Asset Management Inc, vote proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the Policies.

CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request a copy of CAM's Proxy Voting Policies and Procedures; and /or information concerning how CAM voted proxies with respect to the securities held in your account. Such requests may be made by sending a written request to:
Citigroup Asset Management, 300 First Stamford Place, 3rd Floor, Stamford, CT 06902, Attention: Denise Corsetti.

TEMPLETON INVESTMENT COUNSEL, LLC

     Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

     All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.


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     As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

     The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

     Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

     The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

     The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.


T. ROWE PRICE ASSOCIATES, INC.

                       PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers



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cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy



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Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.


THIRD AVENUE MANAGEMENT LLC

THIRD AVENUE MANAGEMENT LLC ("TAM") - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

This summary describes TAM's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

ABSTENTION FROM VOTING

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser(5) and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility(1).

SOLE VOTING RESPONSIBILITY

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

SHARED VOTING RESPONSIBILITY


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TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

TAM shall maintain required records relating to votes cast, client requests for information and TAM's proxy voting policies and procedures in accordance with applicable law.

(1) Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy


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voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A
                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

-    Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.


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MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE


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basis. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-    Purchase price is at least 85 percent of fair market value

-    Offering period is 27 months or less, and

-    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

     Institutional Shareholder Services, Inc. ("ISS")


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                                   APPENDIX D
                               PORTFOLIO MANAGERS

AMERICAN CENTURY LARGE COMPANY VALUE

As of December 31, 2005, Mark Mallon, a portfolio manager of the fund, also managed 10 other registered investment companies with total assets of approximately $6,773,813,184, and 3 other accounts with total assets of approximately $218,205,025. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Charles A. Ritter, a portfolio manager of the fund, also managed 10 other registered investment companies with total assets of approximately $6,773,813,184, and 3 other accounts with total assets of approximately $218,205,025. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Brendan Healy, a portfolio manager of the fund, also managed 10 other registered investment companies with total assets of approximately $6,773,813,184, and 3 other accounts with total assets of approximately $218,205,025. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the sub-adviser for the fund believed that certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system. Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

COMPENSATION

As of December 31, 2005, each portfolio manager's compensation consisted of a fixed base salary, a discretionary incentive compensation in the form of an annual cash bonus, and deferred compensation plans. The portfolio manager's compensation is not directly tied to the value of assets held in client portfolios. The base pay is in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility. With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for American Century Large Company Value. A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research project and the development of new products. Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

As of December 31, 2005, none of the portfolio managers beneficially owned any equity securities in the funds.

AMERICAN CENTURY INTERNATIONAL

As of December 31, 2005, Keith Creveling, a portfolio manager of the fund, also managed 10 other registered investment companies with total assets of approximately $8,350,227,670, and 1 pooled account with assets over $39,606,302, and 2 other accounts with total assets of approximately $201,085,727. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Michael M. Perelstein, a portfolio manager of the fund, also managed 9 other registered investment companies with total assets of approximately $7,943,023,723, and 1 pooled account with assets over $39,606,302, and 1 other account with total assets of approximately $198,571,774. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the sub-adviser for the fund believed that certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. ACGIM has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing ACGIM client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. ACGIM's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. ACGIM's may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. ACGIM's has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, ACGIM has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system. Finally, investment of ACGIM's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, ACGIM has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to ACGIM to the detriment of client portfolios.

COMPENSATION

As of December 31, 2005, each portfolio manager's compensation consisted of a fixed base salary, a discretionary incentive compensation in the form of an annual cash bonus, and deferred compensation plans. The portfolio manager's compensation is not directly tied to the value of assets held in client portfolios. The base pay is in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility. With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for American Century International. A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research project and the development of new products. Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), ACGIM's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the ACGIM mutual funds in which the portfolio manager chooses to invest them.

As of December 31, 2005, neither of the portfolio managers beneficially owned any equity securities in the fund.

MARSICO GROWTH

As of December 31, 2005, Thomas Marsico, portfolio manager of the fund, also managed 38 other registered investment accounts with assets of approximately $29,225,800,000, twelve pooled accounts with assets of approximately $1,555,589,000, and 203 other accounts with assets of approximately $23,951,935,000. (One of the "other accounts" is a wrap fee platform which includes 25,887 underlying clients for total assets of $9,782,700,000.) None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the portfolio manager typically manages multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Marsico Growth Fund, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

COMPENSATION

As of December 31, 2005, the portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

As of December 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund. MCM's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.

CAPITAL GUARDIAN U.S. EQUITY, CAPITAL GUARDIAN VALUE AND CAPITAL GUARDIAN GLOBAL

As of December 31, 2005, Karen Miller, a portfolio manager of the funds, also managed 12 registered investment accounts with assets of over $5 billion, 15 pooled accounts with assets over $2.6 billion and 101 other accounts with assets over $23.6 billion. Three of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Theodore Samuels, a portfolio manager of the funds, also managed 10 registered investment accounts with assets of over $4.9 billion, 10 pooled accounts with assets over $5.3 billion and 447 other accounts with assets over $35 billion. Four of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Eugene Stein, a portfolio manager of the funds, also managed 9 registered investment accounts with assets of over $4.4 billion, 14 pooled accounts with assets over $6.7 billion, and 141 other accounts with assets over $43.3 billion. Eight of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Alan J. Wilson, a portfolio manager of the funds, also managed 10 registered investment accounts with assets of over $6.6 billion, 8 pooled accounts with assets over $2.1 billion and 97 other accounts with assets over $27.2 billion. Six of these have an advisory fee based on the performance of the account.

As of December 31, 2005, David I. Fisher, a portfolio manager of the funds, also managed 21 registered investment accounts with assets of over $21.5 billion, 33 pooled accounts with assets over $46.7 billion, and 324 other accounts with assets over $103.7 billion. Eighteen of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Michael R. Ericksen, a portfolio manager of the funds, also managed 10 registered investment accounts with assets of over $4.6 billion, 23 pooled accounts with assets over $17.6 billion, and 324 other accounts with assets over $103.7 billion. Fifty-eight of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Terry Berkemeier, a portfolio manager of the funds, also managed 7 registered investment accounts with assets of over $4 billion, 9 pooled accounts with assets over $5.4 billion, and 159 other accounts with assets over $47.2 billion. Thirteen of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Richard Havas, a portfolio manager of the funds, also managed 12 registered investment accounts with assets of over $4.7 billion, 22 pooled accounts with assets over $35 billion and 225 other accounts with assets over $76.3 billion. Thirteen of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Nancy Kyle, a portfolio manager of the funds, also managed 13 registered investment accounts with assets of over $17 billion, 28 pooled accounts with assets over $43.3 billion, and 181 other accounts with assets over $60.9 billion. Eleven of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Chris Reed, a portfolio manager of the funds, also managed 12 registered investment accounts with assets of over $4.7 billion, 14 pooled accounts with assets over $30.6 billion, and 231 other accounts with assets over $67.2 billion. Thirty-three of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Lionel Sauvage, a portfolio manager of the funds, also managed 12 registered investment accounts with assets of over $4.7 billion, 26 pooled accounts with assets over $36.2 billion, and 261 other accounts with assets over $88.9 billion. Twenty-one of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Nilly Sikorsky, a portfolio manager of the funds, also managed 12 registered investment accounts with assets of over $4.7 billion, 26 pooled accounts with assets over $40.7 billion, and 475 other accounts with assets over $136.3 billion. Seventy-six of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Rudolf Staehelim, a portfolio manager of the funds, also managed 12 registered investment accounts with assets of over $4.7 billion, 21 pooled accounts with assets over $39.9 billion, and 337 other accounts with assets over $95.8 billion. Thirty-two of these have an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the sub-adviser for the funds believed that certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. CGTC has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION

As of December 31, 2005, CGTC uses a system of multiple portfolio managers in managing the Funds' assets. (In addition, CGTC's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research effort. The benchmarks used to measure performance of the portfolio managers for Capital Guardian U.S. Equity include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. The benchmark used to measure performance of the portfolio manager for Capital Guardian Value include the Russell 1000 Value Index and customized Growth & Income Index. The benchmarks used to measure performance for Capital Guardian Global include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted Lipper Global Index, an adjusted MSCI World Index, a customized Growth and Income Index based on the Lipper Growth and Income Index, the MSCI North America Index, and the MSCI USA Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

As of December 31, 2005, none of the portfolio managers beneficially owned any equity securities in the fund.

FEDERATED GROWTH & INCOME

As of December 31, 2005, Steven Lehman, portfolio manager of the fund, also managed 2 registered investment accounts with assets of over $2,774 million, 0 pooled accounts and 0 other accounts. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the sub-adviser for the fund believed, as a general matter, that certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades ("soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION

As of December 31, 2005, Steve Lehman is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four performance categories in the Balanced Scorecard: Investment Product Performance, Customer Satisfaction, Leadership/Teamwork/Communication, and Financial Success. Investment Product Performance is weighted most heavily. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds (e.g., funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. As noted above, Mr. Lehman is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category. Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers. Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

As of December 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

GREAT COMPANIES - AMERICA(SM), GREAT COMPANIES - TECHNOLOGY(S)M AND TEMPLETON GREAT COMPANIES GLOBAL

As of December 31, 2005, James H. Huguet, a portfolio manager of the funds, as part of a team with the other portfolio managers, also managed 3 registered investment accounts with assets of over $310 million, 0 pooled accounts and 0 other accounts. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Gerald W. Bollman, a portfolio manager of the funds, as part of a team with the other portfolio managers, also managed 3 registered investment accounts with assets of over $310 million, 0 pooled accounts and 0 other accounts. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Matthew C. Stephani, a portfolio manager of the funds, as part of a team with the other portfolio managers, also managed 3 registered investment accounts with assets of over $310 million, 0 pooled accounts and 0 other accounts. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Derek M. Hong, a portfolio manager of the funds, as part of a team with the other portfolio managers, also managed 3 registered investment accounts with assets of over $310 million, 0 pooled accounts and 0 other accounts. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the Investment Committee manages three different strategies. Generally, the accounts with similar strategies are all managed by the committee using the same objective, approach, and philosophy. Great Companies has procedures in place to minimize any conflicts of interests. There may be some potential conflicts of interests that arise because of managing multiple strategies and having different types of clients.

- Managing several portfolios may lead to the Committee concentrating on one strategy over another. While the Committee oversees all of the strategies, different portfolio managers spend the majority of their time concentrating on different strategies. Each strategy should receive an equal amount of attention.

- At times, there may be large contributions to or distributions from the mutual funds that are being managed. This will lead to purchases or sales of securities within that fund. The separate accounts managed by the firm with the same strategy as the fund may not have these additional transactions.

- Whenever possible, block trades are placed and all clients receive an average price. There are some accounts that have instructed the firm to direct trades through a particular broker. In this instance, a separate, non-simultaneous transaction will be placed. The account may or may not be receiving best execution for these directed trades.

COMPENSATION

As of December 31, 2005, the portfolio managers receive a salary and a bonus, if applicable. The salary is based upon the manager's experience and tenure with the company. The bonus is based upon the overall profitability of the whole company. The salary and bonus are not based upon the Funds' pre- or after-tax performance, value of the assets held in the Funds, or in any way tied into any benchmark used to measure the Funds' performance. The portfolio managers manage other accounts and their compensation is the same.

As of December 31, 2005, the portfolio managers did not beneficially own any equity securities in the fund.

CLARION GLOBAL REAL ESTATE SECURITIES ("FUND")

As of December 31, 2005, T. Ritson Ferguson, a portfolio manager of the fund, working as a team with the other fund managers, also managed 12 registered investment accounts with assets of over $6950.8 million, 4 pooled accounts with assets over $32.3 million and 9 other accounts with assets over $179.9 million. Two of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Steven D. Burton, a portfolio manager of the fund, working as a team with the other fund managers, also managed 12 registered investment accounts with assets of over $6950.8 million, 4 pooled accounts with assets over $32.3 million and 9 other accounts with assets over $179.9 million. Two of these have an advisory fee based on the performance of the account.

As of December 31, 2005, Joseph P. Smith, a portfolio manager of the fund, working as a team with the other fund managers, also managed 12 registered investment accounts with assets of over $6950.8 million, 4 pooled accounts with assets over $32.3 million and 9 other accounts with assets over $179.9 million. Two of these have an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 1005, the sub-adviser for the fund believed that conflicts of interest are mitigated by the following allocation procedures. The Investment Policy Committee (IPC) reviews all client accounts and determines the desired holdings and percentage of a specific security in those client accounts. These allocation models are entered into the Moxy system, which automates the allocation of all purchases and sales according to the established targets. A pre-allocation is entered initially into Moxy. Each portfolio receives its proportionate share of the amount executed, whether in its entirety or a partial execution. Allocations are done on a total portfolio market value so no account receives a disproportionate amount over another. Each advisory client account is treated equal. No one is favored. A security matrix report is generated a week before month end to compare the percentage of each holding in relation to the other accounts in that model. Any large deviations are corrected before month end. Likewise, allocations of initial public offerings are allocated pro rata to eligible accounts.

COMPENSATION

As of December 31, 2005, there are three pieces of compensation for portfolio managers' salary, bonus and deferred compensation. Salary is set and market competitive. Bonus and deferred compensation is based upon a variety of factors, one of which is performance across all accounts.

As of December 31, 2005, none of the portfolio managers beneficially owned any equity securities in the fund.

JANUS GROWTH

As of December 31, 2005, Ed Keely, portfolio manager of the fund, also managed 2 registered investment accounts with assets of approximately $2,813,899,722, zero pooled accounts, and 7 other accounts with assets of approximately $510,663,308. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the portfolio manager may manage other accounts with investment strategies similar to the portfolio. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the portfolio. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION

As of December 31, 2005, the portfolio manager is compensated by Janus Capital for managing the portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group. The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group. The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

As of December 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

J.P. MORGAN ENHANCED INDEX, J.P. MORGAN MID CAP VALUE AND AEGON BOND

As of December 31, 2005, Terance Chen, a portfolio manager of J.P. Morgan Enhanced Index, also managed 8 registered investment accounts with assets of approximately $1,169.00 million, 9 pooled accounts with assets of approximately $1,928.00 million, and 16 other accounts with assets of approximately $4,977.00 million. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Ralph Zingone, a portfolio manager of J.P. Morgan Enhanced Index, also managed 10 registered investment accounts with assets of over $1,446.00 million, 4 pooled accounts with assets of approximately $2,340.00 million, and 19 other accounts with assets of approximately $13,687.00 million. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Jonathan K. Simon, portfolio manager of J.P. Morgan Mid Cap Value, also managed 12 registered investment accounts with assets of approximately $10,646.00 million, 3 pooled accounts with assets of approximately $1,370.00 million, and 28 other accounts with assets of approximately $3,641.00 million. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Larry Playford, portfolio manager of AEGON Bond, also managed 9 registered investment accounts with assets of approximately $9,428.00 million, 1 pooled account with assets of approximately $156.00 million, and 11 other accounts with assets of approximately $757.00 million. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Douglas S. Swanson, portfolio manager of AEGON Bond, also managed 6 registered investment accounts with assets of approximately $10,212.00 million, 2 pooled accounts with assets of approximately $326.00 million, and 59 other accounts with assets of approximately $7,456.00 million. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the sub-adviser believed that the potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Sub-Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Sub-Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Sub-Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Sub-Adviser could be viewed as having a conflict of interest to the extent that the Sub-Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Sub-Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Sub-Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Sub-Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Sub-Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which a Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Sub-Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Sub-Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Sub-Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Sub-Adviser so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The sub-adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the sub-adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contributions relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

As of December 31, 2005, none of the portfolio managers beneficially owned any equity securities in the fund.

JENNISON GROWTH ("FUND")

As of December 31, 2005, Michael A. Del Balso, portfolio manager of the fund, also managed 16 registered investment accounts with assets of approximately $11,449,539,000, five pooled accounts with assets of approximately $1,561,670,000 and seventeen other accounts with assets of approximately $1,452,230,000. None of these has an advisory fee based on the performance of the account. In addition, Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

As of December 31, 2005, Spiros Segalas, portfolio manager of the fund, also managed sixteen registered investment accounts with assets of approximately $20,851,593,000, two pooled accounts with assets of approximately $305,556,000 and nine other accounts with assets of approximately $2,903,424,000. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Kathleen A. McCarragher, portfolio manager of the fund, also managed thirteen registered investment accounts with assets of approximately $8,835,546,000, five pooled accounts with assets of approximately $639,981,000 and forty-eight other accounts with assets of approximately $2,903,424,000. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the sub-adviser for the fund believed that in managing other portfolios, certain conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Jennison has adopted policies and procedures that seek to minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

COMPENSATION

As of December 31, 2005, Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

- One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Standard & Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

-    Historical and long-term business potential of the product strategies;

-    Qualitative factors such as teamwork and responsiveness;

- Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

As of December 31, 2005, none of the portfolio managers beneficially owned any equity securities in the fund.

MFS HIGH YIELD

As of December 31, 2005, John F. Addeo, portfolio manager of the fund, also managed 10 registered investment accounts with assets of approximately $4,281,345,458, two pooled accounts with assets of approximately $515,544,204, and 1 other account with assets of approximately $207,024,264. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Scott B. Richards, portfolio manager of the fund, also managed 13 registered investment accounts with assets of approximately $4,742,677,505, two pooled accounts with assets of approximately $$515,544,203 and 2 other accounts with assets of approximately $532,406,942. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for other accounts with similar investment objectives of MFS or a subsidiary of MFS. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund. MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

As of December 31, 2005, portfolio manager total cash compensation is a combination of base salary and performance bonus:

- Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

- Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

     - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors. Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

As of December 31, 2005, neither of the portfolio managers beneficially owned any equity securities in the fund.

MERCURY LARGE CAP VALUE

As of December 31, 2005, Robert Doll, portfolio manager of the fund, also managed 17 registered investment accounts with assets of over $8 billion, 4 pooled accounts with assets over $800 million, and 6 other accounts with assets over $4.5 billion. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the sub-adviser believed that real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following: Certain investments may be appropriate for the Fund and also for other clients advised by FAM and its affiliates, including other client accounts managed by a portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Fund. To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts. In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or
(ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

COMPENSATION

As of December 31, 2005, the MLIM Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures:

Compensation Program

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

Base Salary

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management of Merrill Lynch strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

Other Benefits

Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

As of December 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

VAN KAMPEN MID-CAP GROWTH, VAN KAMPEN LARGE CAP CORE AND VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION

Other Accounts. As of December 31, 2005, Dennis P. Lynch, portfolio manager of the Van Kampen Mid-Cap Growth Portfolio and the equity portion of the Van Kampen Large Cap Core Portfolio, also managed 33 registered investment accounts with assets of $15,594,023,614, four pooled accounts with assets of $1,264,189,243 and 10,850 other accounts with assets of $2,896,592,938. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, David S. Cohen, portfolio manager of the Van Kampen Mid-Cap Growth Portfolio and the equity portion of the Van Kampen Large Cap Core Portfolio, also managed 33 registered investment accounts with assets of $15,594,023,614, four pooled accounts with assets of $1,264,189,243 and 10,850 other accounts with assets of $2,896,592,938. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Sam Chainani, portfolio manager of the Van Kampen Mid-Cap Growth Portfolio and the equity portion of the Van Kampen Large Cap Core Portfolio, also managed 33 registered investment accounts with assets of $15,594,023,614, four pooled accounts with assets of $1,264,189,243 and 10,850 other accounts with assets of $2,896,592,938. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Alexander Norton, portfolio manager of the Van Kampen Mid-Cap Growth Portfolio and the equity portion of the Van Kampen Large Cap Core Portfolio, also managed approximately 33 registered investment accounts with assets of $15,594,023,614, approximately 4 pooled accounts with assets of $1,264,189,243 and approximately 10,850 other accounts with assets of $2,896,592,938. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, B. Robert Baker, portfolio manager of the value portion of the Van Kampen Large Cap Core Portfolio, also managed 16 registered investment accounts with assets of $26,567,977,870, two pooled accounts with assets of $1,204,440,465 and 18,999 other accounts with assets of $2,193,152,507. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Jason Leder, portfolio manager of the value portion of the Van Kampen Large Cap Core Portfolio, also managed 16 registered investment accounts with assets of $26,567,977,870, two pooled accounts with assets of $1,204,440,465 and 18,999 other accounts with assets of $2,193,152,507. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Kevin Holt, portfolio manager of the value portion of the Van Kampen Large Cap Core Portfolio, also managed 16 registered investment accounts with assets of $26,567,977,870, two pooled accounts with assets of $1,204,440,465 and 18,999 other accounts with assets of $2,193,152,507. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Ann Thivierge, portfolio manager of the Van Kampen Active International Allocation Portfolio, also managed 6 registered investment accounts with assets of approximately $2,518,963,826, one pooled account with assets of approximately $529,527,459 and 43 other accounts with assets of approximately $5,848,700,262. None of these has an advisory fee based on the performance of the account.

Compensation. TFAI pays MSIM Inc. a fee based on the assets under management of the portfolios as set forth in an investment sub-advisory agreement between MSIM Inc. and TFAI. MSIM Inc. pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to each portfolio. The following information relates to the period ended December 31, 2005.

As of December 31, 2005, portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Investment Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and MSIM Inc., and the overall performance of the Global Investor Group, a department within MSIM Inc. that includes all investment professionals.

Conflicts of Interests. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Ownership of Fund Shares. As of December 31, 2005, Dennis P. Lynch, David S. Cohen, and Sam Chainani, portfolio managers of the Van Kampen Mid-Cap Growth Portfolio and the equity portion of the Van Kampen Large Cap Core Portfolio, did not beneficially own any shares in the Funds. As of December 31, 2005, B. Robert Baker, Jason Leder, and Kevin Holt, portfolio managers of the value portion of the Van Kampen Large Cap Core Portfolio, did not beneficially own any shares in the Fund. As of December 31, 2005, Ann Thivierge, portfolio manager of the Van Kampen Active International Allocation Portfolio, did not beneficially own any shares in the Fund.

ASSET ALLOCATION - CONSERVATIVE PORTFOLIO, ASSET ALLOCATION - GROWTH PORTFOLIO, ASSET ALLOCATION - MODERATE PORTFOLIO, ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO, INTERNATIONAL MODERATE GROWTH FUND

As of December 31, 2005, Todd Porter, portfolio manager of the funds, also managed 4 registered investment accounts with assets of over $5.1, approximately 0 pooled accounts with assets over $0, and approximately 0 other accounts with assets over $0. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, Morningstar Associates, employees may purchase or sell for their own accounts the same or different investments from those recommendations made to its clients, including the fund of funds underlying Transamerica IDEX Mutual Funds. However, because Morningstar Associates recommends portfolios consisting of mutual funds, the personal investing activities of its personnel should not conflict with its advisory activities or the timing of its allocation recommendations. Despite that fact, Morningstar Associates requires certain of its employees, including Mr. Porter, to submit to its Chief Compliance Officer, a Personal Security Transaction Report quarterly and a Personal Holdings Report annually. In addition, all employees of Morningstar Associates are not allowed to buy/sell positions in publicly traded companies that, as a significant part of their business, manage mutual funds and/or closed-end funds. This prohibition is intended to mitigate any appearance of conflicts of interest. In addition, Morningstar Associates has adopted policies to prevent employees from trading on the basis of material nonpublic information. Employees in possession of material, nonpublic information may not trade in securities to which the information relates or tip such information to others. In certain instances, the firm will employ information blocking devices, watch lists, and restricted lists as a means of preventing illegal insider trading.

COMPENSATION

As of December 31, 2005, Mr. Porter receives a fixed salary. In addition each member of the team receives an annual bonus, based on the discretion of the President of Morningstar Associates and from a pool that is tied to the profitability of Morningstar Associates operations. A significant portfolio of the revenue of Morningstar Associates comes from the fee based on the assets under management in the fund of funds. Mr. Porter may also receive options on the stock of Morningstar, Inc. Such options are distributed annual at the discretion of the President of Morningstar Associates.

As of December 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

MUNDER NET50

As of December 31, 2005, Kenneth A. Smith, a portfolio manager of the fund, also managed 4 registered investment accounts with assets of approximately $1,053 million, 1 pooled account with assets of approximately $43 million and 7 other accounts with assets of approximately $671,000. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Jonathan R. Woodley, a portfolio manager of the fund, also managed 4 registered investment accounts with assets of approximately $1,053 million, 1 pooled account with assets of approximately $43 million, and 6 other accounts with assets of approximately $110,000. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Mark A. Lebovitz, a portfolio manager of the fund, also managed 4 registered investment accounts with assets of approximately $1,053 million, 1 pooled account with assets of approximately $43 million and 2 other accounts with assets of approximately $139,000. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, none of the portfolio managers beneficially owned any equity securities in the fund.

PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. Munder personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder and of its subsidiary Pierce Street Advisors, LLC ("Pierce Street"). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

     - POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF PORTFOLIO MANAGEMENT TEAMS AND THE ADVISER: Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

          If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder and/or Pierce Street than the portfolio, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the portfolio in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the portfolio's trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

     - POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF COMERICA: Munder is a majority-owned subsidiary of Comerica Incorporated ("Comerica"). Comerica is engaged through its subsidiaries in a wide variety of banking, insurance, broker-dealer, asset management, and other activities. Comerica and its subsidiaries therefore have business relationships with or may be in competition with many issuers of securities. If a portfolio management team knows of these relationships or thinks that they may exist, the team members may have an incentive to purchase or sell these securities, vote securities held or otherwise manage client accounts in a manner designed to benefit Comerica.

     -    POTENTIAL CONFLICTS RELATING TO MANAGING MULTIPLE ADVISED ACCOUNTS:
          Even if there is no financial or other advantage to members of the portfolio management team, Munder or Comerica, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

          Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder, Pierce Street and the portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder and Pierce Street in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs Munder or Pierce Street will achieve their intended result.

PORTFOLIO MANAGEMENT TEAM COMPENSATION. As of December 31, 2005, the compensation package for all members of Munder's portfolio management team consists of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. Munder also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan.

Munder offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Members of the portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Target bonuses for equity analysts typically range from 20 to 50% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success.

PIMCO TOTAL RETURN

As of December 31, 2005, Pasi Hamalainen, portfolio manager of the fund, also managed 10 registered investment accounts with assets of approximately $7,701.46 million, 6 pooled accounts with assets of approximately $618.49 million, and 185 other accounts with assets of approximately $38,982.02 million. Eleven of these have an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the sub-adviser believed that, from time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

COMPENSATION

As of December 31, 2005, PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     -    Amount and nature of assets managed by the portfolio manager;

     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     -    Contributions to asset retention, gathering and client satisfaction;

     -    Contributions to mentoring, coaching and/or supervising; and

     -    Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

As of December 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

SALOMON ALL CAP

As of December 31, 2005, John J. Goode, a portfolio manager of the fund, also managed 21 registered investment accounts with assets of approximately $9.59 billion, 2 pooled accounts with assets of approximately $0.42 billion, and 96,007 other accounts with assets of approximately $13.19 billion. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Peter J. Hable, a portfolio manager of the fund, also managed 21 registered investment accounts with assets of approximately $9.59 billion, 2 pooled accounts with assets of approximately $0.42 billion, and 96,007 other accounts with assets of approximately $13.19 billion. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the sub-adviser believed that material conflicts of interest may arise when the Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

PORTFOLIO MANAGER COMPENSATION

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-CAM investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). CAM may also measure the team's pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

As of December 31, 2005, neither portfolio manager beneficially owned any equity securities in the fund.

T. ROWE PRICE EQUITY INCOME, T. ROWE PRICE GROWTH STOCK AND T. ROWE PRICE SMALL CAP

As of December 31, 2005, Brian Rogers, portfolio manager of the T. Rowe Price Equity Income fund, also managed 13 registered investment accounts with assets of approximately $29,246.7 million, 1 pooled account with assets of approximately $324.4 million, and 15 other accounts with assets of approximately $1,196.0 million. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Robert Smith, portfolio manager of the T. Rowe Price Growth Stock fund, also managed 11 registered investment accounts with assets of approximately $16,235.0 million, 0 pooled accounts, and 4 other accounts with assets of approximately $254.8 million. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Paul Wojcik, portfolio manager of the T. Rowe Price Small Cap fund, also managed 4 registered investment accounts with assets of approximately $832.1 million, 0 pooled accounts, and 1 other account with assets of approximately $28.3 million. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that fund. Consequently, portfolio managers may purchase (or sell) securities for one fund and not another fund. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

COMPENSATION

As of December 31, 2005, portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds, of competitive investment managements firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued. All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure is used for all funds managed by the portfolio manager.

As of December 31, 2005, none of the portfolio managers beneficially owned any equity securities in the fund.

THIRD AVENUE VALUE

As of December 31, 2005, Ian Lapey, portfolio manager of the fund, also managed 5 registered investment accounts with assets of approximately $1.5 billion, 4 pooled accounts with assets of approximately $118.9 million and zero other accounts. One account has an advisory fee based on the performance of the account.

As of December 31, 2005, Curtis Jensen, portfolio manager of the fund, also managed 4 registered investment accounts with assets of approximately $3.5 billion, zero pooled accounts, and 4 other accounts that Mr. Jensen manages in a personal capacity and receives no advisory fee for these accounts. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, the Sub-Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Sub-Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Sub-Adviser furnishes investment management and advisory services to numerous clients in addition to the Fund, and the Sub-Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are private partnerships or have performance or higher fees paid to the Sub-Adviser, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Fund. In addition, the Sub-Adviser, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale the Sub-Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Sub-Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Sub-Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Sub-Adviser's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which the Sub-Adviser or any of its affiliates or the officers, managers, board members and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. Circumstances may arise under which the Sub-Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Sub-Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, the Sub-Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price.

COMPENSATION

As of December 31, 2005, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Sub-Adviser. The bonus is determined in the discretion of senior management of the Sub-Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Sub-Adviser and the contribution of the individual employee.

As of December 31, 2005, neither portfolio manager beneficially owned any equity securities in the fund.

TEMPLETON GREAT COMPANIES GLOBAL*

As of December 31, 2005, Tina Hellmer, a portfolio manager of the fund, also managed 8 other registered investment accounts with assets of approximately $4,493.6 million, 20 pooled accounts with assets of approximately $3,161.2 million, and 20 other accounts with assets of approximately $2,851.6 million. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Antonio Docal, a portfolio manager of the fund, also managed 5 other registered investment accounts with assets of approximately $8006.0 million, 36 pooled accounts with assets of approximately $12,541.5 million, and 23 other accounts with assets of approximately $4,398.9 million. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Gary Motyl, a portfolio manager of the fund, also managed 8 other registered investment accounts with assets of approximately $4,493.6 million, 20 pooled accounts with assets of approximately $3,161.2 million, and 20 other accounts with assets of approximately $2,851.6 million. None of these has an advisory fee based on the performance of the account.

* Templeton manages the international portion of this Fund. The domestic securities portion of this Fund is managed by Great Companies, L.L.C.

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Templeton Investment Counsel, LLC seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

     - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton Investment Counsel, LLC.

As of December 31, 2005, none of the portfolio managers beneficially owned any equity securities in the fund.

TRANSAMERICA BALANCED, TRANSAMERICA CONVERTIBLE SECURITIES, TRANSAMERICA EQUITY, TRANSAMERICA EQUITY II, TRANSAMERICA GROWTH OPPORTUNITIES, TRANSAMERICA MONEY MARKET, TRANSAMERICA SMALL/MID CAP VALUE, TRANSAMERICA U.S. GOVERNMENT SECURITIES AND TRANSAMERICA VALUE BALANCED

As of December 31, 2005, Gary U. Rolle, portfolio manager of the fund, also managed 7 registered investment accounts with assets of over $1.6 billion, 0 pooled accounts and 22 other accounts with assets over $2.5 billion. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Heidi Hu, portfolio manager of the fund, also managed 5 registered investment accounts with assets of over $463.5 million, 0 pooled accounts and 25 other accounts with assets over $2.6 billion. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Kirk J. Kim, portfolio manager of the fund, also managed 2 registered investment accounts with assets of over $225.2 million, 0 pooled accounts and 4 other accounts with assets over $1.6 billion. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Edward S. Han, portfolio manager of the fund, also managed 3 registered investment accounts with assets of over $294.2 million, 0 pooled accounts and 4 other accounts with assets over $513.6 million. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Michelle E. Stevens, portfolio manager of the fund, also managed 2 registered investment accounts with assets of over $481.5 million, 0 pooled accounts and 0 other accounts. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, John C. Riazzi, portfolio manager of the fund, also managed 2 registered investment accounts with assets of over $49.7 million, 0 pooled accounts and 3 other accounts with assets over $40.7 million. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Greg Haendel portfolio manager of the fund, also managed 7 registered investment accounts with assets of over $623.3 million, 0 pooled accounts and 21 other accounts with assets over $2.7 billion. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, Derek Brown, portfolio manager of the fund, also managed 5 registered investment accounts with assets of over $463.5 million, 0 pooled accounts and 20 other accounts with assets over $2.5 billion. None of these has an advisory fee based on the performance of the account.

As of December 31, 2005, John J. Huber, portfolio manager of the fund, also managed 2 registered investment accounts with assets of over $266.0 million, 0 pooled accounts and 5 other accounts with assets over $193.6 million. None of these has an advisory fee based on the performance of the account.

CONFLICTS OF INTEREST

As of December 31, 2005, there are no material conflicts of interests between the investment strategy of the Fund and the investment strategy of other accounts managed by Team Members. Allocation of investment opportunities between the Fund and other accounts managed by the Team are allocated pro rata to every account participating in an order. This insures all accounts are treated equally from order initiation through full execution.

As of December 31, 2005, the purpose of TIM's incentive compensation plan (the "Plan") is to directly align the performance of a portfolio manager's individual portfolios with a variable compensation incentive that is designed to have a significant financial impact on the portfolio manager's total compensation award. Regular, full-time portfolio managers with a minimum one year portfolio management track record in the employment of TIM as of the beginning of a Plan Year are eligible to participate in the Plan for that Plan Year. For purposes of determining the level of incentive compensation potential, track records are based on full years of portfolio management for TIM. Therefore, for example, should an eligible participant hold a one and a half year track record, the eligible incentive compensation would be based on the manager's one year relative ranking. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:

- 80% OBJECTIVE - portfolio performance based calculation; based upon relative rankings of track record and return formula criteria as further described. A portion of the objective component is necessarily subjective taking such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc. into account in determining the Portfolio Manager's relative ranking. Senior management, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each Portfolio Manager under this objective component.

- 20% SUBJECTIVE - based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions as updated on an annual basis, for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by Senior management.

MAXIMUM BONUS POTENTIALS (80% + 20%):

 TRACK RECORD   TARGET BONUS
 ------------   ------------
      <3        Up to 75% base comp.
     3-4        Up to 100% base comp.
     5-9        Up to 150% base comp.
    10-14       Up to 200% base comp.
15 and beyond   Up to 300% base comp.

RETURN FORMULAS AND RELATIVE RANKINGS (80% OF TARGET BONUS):

RANKINGS (BASED ON 80% OBJECTIVE TRACK RECORD COMPONENT ONLY):

Top Decile      = 100% of available component
Top Quartile = The difference between 100% and the actual % ranking Second Quartile = The difference between 100% and the actual % ranking Third Quartile = The difference between 100% and the actual % ranking Fourth Quartile = 0% of available component

     Example: Should the ranking equal 24% (top quartile), then the formula would be 100%-24% = 76% of available component

RETURN FORMULAS:

The following return formulas represent the calculations used to determine the amount available for the objective component of the bonus a Portfolio Manager is eligible to earn based upon his/her track record. Some track records are weighted more heavily than others as noted below:

** The 20% subjective component must be subtracted from the total amount eligible below given the maximum potential opportunity stated includes the 20% subjective component:

-    1 YEAR RANK WILL BE CALCULATED ON THE ONE YEAR TOTAL RETURNS AS FOLLOWS:
     3/3 (100%) of 75% opportunity = the one year relative rank versus peer universe and appropriate benchmark

- 2 YEAR RANK WILL BE CALCULATED ON THE ONE YEAR AND TWO YEAR TOTAL RETURNS AS FOLLOWS: 1/3 (33.33%) of 75% = the one year relative rank versus peer universe and appropriate benchmark (e.g. composites). 2/3 (66.67%) of 75% = the two year relative rank versus peer universe and appropriate benchmark.

- 3 YEAR RANK WILL BE CALCULATED BASED ON THE ONE AND THREE YEAR TOTAL RETURNS AS FOLLOWS: 1/3 (33.33%) of 100% = the one year relative rank versus peer universe and appropriate benchmark (e.g. composites). 2/3 (66.67%) of 100% = the three year relative rank versus peer universe and appropriate benchmark.

As set forth in the schedule of maximum bonus potential above, once an employee has a full five year track record, then his/her bonus opportunity will increase at each full five year increment as follows:

- FIVE YEAR = additional 50% of base added to target pool and directly related to 5-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 150% of base

- TEN YEAR = additional 50% of base added to target pool and directly related to 10-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 200% of base

- FIFTEEN YEAR = additional 100% of base added to target pool and directly related to 15-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 300% of base

As of December 31, 2005, none of the portfolio managers beneficially owned any equity securities in the funds.

PART C

                                OTHER INFORMATION

Item 23. Exhibits


     List all exhibits filed as part of the Registration Statement.

     1.    (a)   Certificate of Trust - AEGON/Transamerica Series Trust (13)
     2.          Declaration of Trust (14)
           (b)   Bylaws (14)
           (c)   Not applicable
           (d)   Investment Advisory Agreements

     (1)      a. Investment Advisory Agreement on behalf of the portfolios of
                 AEGON/Transamerica Series Trust with Transamerica Fund Advisors, Inc. ("TFAI") formerly, AEGON/Transamerica Fund Advisers, Inc. (8)
              b. Investment Advisory Agreement (updated Schedule A only) (11)
              c. Amendment to Investment Advisory Agreement dated January 1,
                 2005 (13)
              d. Amendment to Investment Advisory Agreement dated May 1, 2006
                 (amendment filed herewith)
     (2)      Sub-Advisory Agreement on behalf of Janus Growth (6)
     (3) Sub-Advisory Agreement on behalf of Van Kampen Mid-Cap Growth (formerly Van Kampen Emerging Growth (amendment filed herewith)
     (4)      Sub-Advisory Agreement on behalf of Federated Growth & Income (3)
     (5)      Sub-Advisory Agreement on behalf of Mercury Large Cap Value (11)
     (6)      Sub-Advisory Agreement on behalf of Third Avenue Value (3)
     (7)      Sub-Advisory Agreement on behalf of AEGON Bond (6)
     (8)      Sub-Advisory Agreement on behalf of T. Rowe Price Small Cap (6)
     (9)      Sub-Advisory Agreement on behalf of Marsico Growth (9)
     (10) Sub-Advisory Agreement on behalf of Salomon All Cap (amendment filed herewith)
     (11)     Sub-Advisory Agreement on behalf of J.P. Morgan Mid Cap Value (11)
     (12) Sub-Advisory Agreement on behalf of Great Companies - America(SM) and Great Companies - Technology(SM) (amendment filed herewith)
     (13) Sub-Advisory Agreement on behalf of Templeton Great Companies Global (10)
     (14) Sub-Advisory Agreement on behalf of American Century Large Company Value (11)
     (15)     Sub-Advisory Agreement on behalf of American Century
              International (4)
     (16)     Sub-Advisory Agreement on behalf of Munder Net50 (5)
     (17) Sub-Advisory Agreement on behalf of Clarion Global Real Estate Securities (formerly Clarion Real Estate Securities) (amendment filed herewith)
     (18)     Sub-Advisory Agreement on behalf of PIMCO Total Return (6)
     (19) Sub-Advisory Agreement on behalf of Transamerica Convertible Securities and Transamerica Money Market (6)
     (20)     Sub-Advisory Agreement on behalf of Van Kampen Large Cap Core (11)
     (21) Sub-Advisory Agreement on behalf of and Van Kampen Active International Allocation (6)
     (22) Sub-Advisory Agreement on behalf of T. Rowe Price Equity Income and T. Rowe Price Growth Stock (amendment filed herewith)
     (23) Sub-Advisory Agreement on behalf of Capital Guardian Value, Capital Guardian U.S. Equity and Capital Guardian Global (amendment filed herewith)
     (24) Sub-Advisory Agreement on behalf of Jennison Growth (amendment filed herewith)
     (25) Sub-Advisory Agreement on behalf of Transamerica Small/Mid Cap Value (11)
     (26) Sub-Advisory Agreement on behalf of Transamerica U.S. Government Securities (6)
     (27) Sub-Advisory Agreement on behalf of J.P. Morgan Enhanced Index (amendment filed herewith)
     (28) Sub-Advisory Agreement on behalf of MFS High Yield (amendment filed herewith)
     (29)     Sub-Advisory Agreement on behalf of Transamerica Equity (6)
     (30) Sub-Advisory Agreements on behalf of Transamerica Growth Opportunities and Transamerica Value Balanced (9)
     (31)     Sub-Advisory Agreement on behalf of Transamerica Equity II (10)
     (33)     Sub-Advisory Agreement on behalf of Transamerica Balanced (11)
     (34)     Morningstar Asset Allocation Management Agreement
              (amendment filed herewith)

(e)  Distribution Agreement (3)

(f)  Director's Deferred Compensation Plan (1)

(g)  Custodian Agreement (2)

(h)  (1)  Administrative Services and Transfer Agency Agreement (2)

     (2)  Amendment to Administrative Services Agreement (12)

(i)  Opinion of Counsel (filed herewith)

(j)  Consent of Auditor (filed herewith)

(k)  Not applicable

(l)  Not applicable

(m)  (1)  Plan of Distribution (3)

     (2)  Brokerage Enhancement Plan (7)

(n)  Not applicable

(o)  Reserved

(p)  Code of Ethics

     (1)  Transamerica Fund Advisors, Inc. (15)

     (2)  AEGON/Transamerica Series Trust (15)

     SUB-ADVISERS

     (1)   Federated Investment Management Company of Pennsylvania (15)
     (2)   Columbia Management Advisors, LLC (15)
     (3)   Janus Capital Management LLC (15)
     (4)   Salomon Brothers Asset Management Inc (15)
     (5)   Transamerica Investment Management, LLC (15)
     (6)   T. Rowe Price Associates, Inc (15)
     (7)   Great Companies, L.L.C. (15)
     (8)   Van Kampen Asset Management, Inc. (15)
     (9)   Third Avenue Management LLC (filed herewith)
     (10)  American Century Investment Management, Inc. (15)
     (11)  Munder Capital Management (filed herewith)
     (12)  ING Clarion Real Estate Securities (15)
     (13)  Jennison Associates LLC (15)
     (14)  MFS Investment Management (filed herewith)
     (15)  Pacific Investment Management Company LLC (15)
     (16)  J.P Morgan Investment Management, Inc. (15)
     (17)  Morgan Stanley Investment Management, Inc. (15)
     (18)  Capital Guardian Trust Company (filed herewith)
     (19)  Templeton Investment Counsel, LLC (15)
     (20)  Fund Asset Management, L.P. doing business as Mercury Advisors (15)
     (21)  Morningstar Associates, LLC (15)
     (22)  American Century Global Investment, Inc. (15)

----------

(1) Previously filed with Post-Effective Amendment No. 23 to the Registration Statement filed on April 19, 1996 and incorporated herein by reference.

(2) Previously filed with Post-Effective Amendment No. 26 to the Registration Statement filed on December 26, 1996 and incorporated herein by reference.

(3) Previously filed with Post-Effective Amendment No. 36 to the Registration Statement filed on April 27, 1999 and incorporated herein by reference.

(4) Previously filed with Post-Effective Amendment No. 43 to the Registration Statement filed on February 15, 2001 and incorporated herein by reference.

(5) Previously filed with Post-Effective Amendment No. 44 to the Registration Statement filed on April 11, 2001 and incorporated herein by reference.

(6) Previously filed with Post-Effective Amendment No. 50 to the Registration Statement filed on April 30, 2002 and incorporated herein by reference.

(7) Previously filed with Post-Effective Amendment No. 52 to the Registration Statement filed on July 30, 2002 and incorporated herein by reference.

(8) Previously filed with Post-Effective Amendment No. 53 to the Registration Statement filed on August 16, 2002 and incorporated herein by reference.

(9) Previously filed with Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2003 and incorporated herein by reference.

(10) Previously filed with Post-Effective Amendment No. 58 to the Registration Statement filed on October 15, 2003 and incorporated herein by reference.

(11) Previously filed with Post-Effective Amendment No. 60 to the Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(12) Previously filed with Post-Effective Amendment No. 62 to the Registration Statement filed on February 25, 2005 and incorporated herein by reference.

(13) Previously filed with Post-Effective Amendment No. 63 to the Registration Statement filed on April 22, 2005 and incorporated herein by reference.

(14) Previously filed with Post-Effective Amendment No. 64 to the Registration Statement filed on June 3, 2005 and incorporated herein by reference.

(15) Previously filed with Transamerica IDEX Mutual Fund's Post-Effective Amendment No. 77 to the Registration Statement filed on March 1, 2006 and incorporated herein by reference (File No. 33-02659).


Item 24. Persons Controlled by or under Common Control with Registrant.

     To the knowledge of the Registrant, neither the Registrant nor any series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.

Item 25. Indemnification.

     Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Declaration of Trust Bylaws which are incorporated herein by reference.

     Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

     Transamerica Fund Advisors, Inc.

     Transamerica Fund Advisors, Inc. ("TFAI") is principally engaged in offering investment advisory services. The only businesses, professions, vocations or employments of a substantial nature of Christopher A. Staples, Brian C. Scott and John K. Carter, directors of TFAI, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of TFAI: Carol A. Sterlacci, Vice President and Treasurer of Transamerica Fund Services, Inc. and other related entities.

                                      * * *


     Janus Growth: Sub-Adviser - Janus Capital Management LLC ("Janus")

     Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, serves as sub-adviser to the portfolio. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts.

     John H. Bluher, Executive Vice President, Secretary and Chief Public Affairs Officer; Bonnie M. Howe, Vice President and Assistant General Counsel; Kelley Abbott Howes, Senior Vice President and General Counsel; Steven L. Scheid, Chief Executive Officer; David R. Kowalski, Senior Vice President of Compliance and Chief Compliance Officer; Robin C. Beery, Executive Vice President and Chief Marketing Officer; James P. Goff, Vice President and Director of Research; Edward F. Keely, Vice President; Karen L. Reidy, Vice President; Jonathan D. Coleman, Vice President; Ronald V. Speaker, Vice President; David J. Corkins, Vice President; Girard C. Miller, Executive Vice President and Chief Operating Officer; William H. Bales, Vice President; David
C. Decker, Vice President; Mike Lu, Vice President; Brent A. Lynn, Vice President; Thomas R. Malley, Vice President; Sharon S. Pichler, Vice President;
E. Marc Pinto, Vice President; Blaine P. Rollins, Vice President; Ron Sachs, Vice President; Scott W. Schoelzel, Vice President; J. Eric Thorderson, Vice President; Darrell W. Watters, Vice President; Jason Yee, Vice President; Stephen H. Belgrad, Senior Vice President of Finance and Strategy, and Treasurer; Matthew R. Luorma, Vice President-Taxation; Gregory A. Frost, Senior Vice President and Controller; Nigel J. Austin, Vice President of International Funds and General Counsel; Curt R. Foust, Vice President, Assistant Secretary and Assistant General Counsel; Kevin Lindsell, Vice President of Corporate Risk Management; Peter Boucher, Senior Vice President of Human

Resources; Russell P. Shipman, Senior Vice President of Institutional Services; Ken E. Paieski, Vice President and Director of Separate Account Services; Jane
C. Ingalls, Senior Vice President, Corporate Communications; Andrea J. Young, Senior Vice President, Information Technology; Douglas J. Laird, Vice President, Retail Services and Operations; Mark Thomas, Vice President; John J. Mari, Vice President; Blair E. Johnson, Vice President; Gary D. Black, Chief Investment Officer and President; John Zimmerman, Executive Vice President; Erich Gerth, Senior Vice President and Managing Director of Janus Global Adviser; Richard Gibson Smith, Vice President; Minyoung Sohn, Vice President; Claire Young Stilwell, Vice President; Jack Swift, Vice President of Institutional Investment Services; David R. Martin, Executive Vice President and Chief Financial Officer; Jesper Nergaard, Vice President of Investment Accounting; Dominic C. Martellano, Executive Vice President; Robert Watson, Senior Vice President; and James Yount, Senior Vice President.

                                      * * *

     J. P. Morgan Enhanced Index, J.P. Morgan Mid Cap Value: Sub-Adviser - J.P. Morgan Investment Management, Inc. and AEGON Bond - JPMorgan Investment Advisors Inc. ("J.P. Morgan")

     J.P. Morgan is a wholly-owned subsidiary of JPMorgan Chase & Co. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

     The directors and principal officers of J.P. Morgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: Evelyn V. Guernsey, Managing Director, Director and President; George C.W. Gatch, Director, Managing Director; Lawrence Unrein, Director, Managing Director; Anthony M. Roberts, Managing Director, Head of Legal; Seth P. Bernstein, Managing Director, Global Head of Fixed Income; Martin R. Porter, Managing Director, Global Head of Equities; Andrew Spencer, Managing Director, Chief Investment Officer of U.S. Retail Business; Francis X. Curley, Managing Director, Chief Compliance Officer; Clive S. Brown, Director; Iiman A. Pappas, Managing Director, Treasurer.

                                      * * *

     Van Kampen Mid-Cap Growth (formerly Van Kampen Emerging Growth), Van Kampen Large Cap Core and Van Kampen Active International Allocation: Sub-Adviser - Van Kampen Asset Management Inc. (sub-adviser for Van Kampen Mid-Cap Growth) and Morgan Stanley Investment Management Inc. (sub-adviser for Van Kampen Large Cap Core and Van Kampen Active International Allocation)

     Van Kampen Asset Management (the "sub-adviser") serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are: Mitchell M. Merin, Chairman, President, Chief Executive Officer and Director of the sub-adviser, and Van Kampen; A. Thomas Smith III, Managing Director and a Director of the sub-adviser, VK Adviser and Van Kampen; David M. Swanson, Chief Operating Officer and Director of the sub-adviser, Van Kampen; Joseph J. McAlinden, Managing Director and Chief Investment Officer of the sub-adviser and Van Kampen; John L. Sullivan, Managing Director and Director of the sub-adviser and Van Kampen; Edward C. Wood, III, Managing Director and Chief Administrative Officer of the sub-adviser and Van Kampen; Alexander C. Frank, Treasurer of the sub-adviser and Van Kampen; Walter E. Rein, Executive Director and Chief Financial Officer of the sub-adviser and Van Kampen; Stefanie Chang Yu, Secretary of the sub-adviser and Van Kampen. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Rein, Sullivan, Swanson and Wood is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 - 5555. The address of Messrs. Merin, McAlinden, Smith and Ms. Chang Yu is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.

     Morgan Stanley serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are: Mitchell M. Merin, Chairman, President, Chief Executive Officer and Director of the sub-adviser, and Van Kampen; A. Thomas Smith III, Managing Director and a Director of the sub-adviser, VK Adviser and Van Kampen; David M. Swanson, Chief Operating Officer and Director of the sub-adviser, Van Kampen; Joseph J. McAlinden, Managing Director and Chief Investment Officer of the sub-adviser and Van Kampen; John L. Sullivan, Managing Director and Director of the sub-adviser and Van Kampen; Edward C. Wood, III, Managing Director and Chief Administrative Officer of the sub-adviser and Van Kampen; Alexander C. Frank, Treasurer of the sub-adviser and Van Kampen; Walter E. Rein, Executive Director and Chief Financial Officer of the sub-adviser and Van Kampen; Stefanie Chang Yu, Secretary of the sub-adviser and Van Kampen. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Rein, Sullivan, Swanson and Wood is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 - 5555. The address of Messrs. Merin, McAlinden, Smith and Ms. Chang Yu is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.

                                      * * *

     Federated Growth & Income: Sub-Adviser - Federated Equity Management Company of Pennsylvania ("Federated")

     Federated Equity Management Company of Pennsylvania, Federated Investors Tower, Pittsburgh, PA 15222-3779, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc.

     Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management by Federated and other subsidiaries of Federated Investors, Inc. is approximately $198 billion. The Trustees of Federated, their position with Federated, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); Keith M. Schappert, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.); Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Advisory Services Company, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bavard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.

     The remaining Officer of Federated is Secretary and Vice President: G. Andrew Bonnewell.

     The business address of each of the Officers of Federated is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

                                      * * *


     Third Avenue Value: Sub-Adviser - Third Avenue Management LLC ("TAM")

     TAM is a Delaware Limited Liability Company. The parent company of TAM is Third Avenue Holdings Delaware LLC, 60% of the interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining 40% of which is owned by the senior management of TAM, certain key employees of the sub-adviser and the children of Martin J. Whitman.

     The officers of TAM are listed below. Unless otherwise indicated, each Chief Operating Officer has held the positions listed at TAM or its predecessor for at least the past two years and is located at TAM's business address of 622 Third Avenue, New York, New York, 10017. Martin J. Whitman, Co-Chief Investment Officer of TAM; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust; Member of the Board of Directors of Danielson Holding Corporation, and Nabors Industries, Inc.; David M. Barse, President and CEO of TAM; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Danielson Holding Corporation and American Capital Access Holdings, Inc.; Michael T. Carney, Chief Financial Officer of TAM, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of TAM, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC.

                                      * * *


     Salomon All Cap: Sub-Adviser - Salomon Brothers Asset Management Inc. ("SaBAM")

SaBAM is located at 399 Park Avenue, New York, NY, 10022. The directors and officers are as follows: Virgil H. Cumming, Member of the Board of Directors and Managing Director of Citigroup Global Markets Inc.; Peter J. Wilby, Member of the Board of Directors and Managing Director of SaBAM; Evan L. Melberg, Member of the Board of Directors and Managing Director of SaBAM; Michael F. Rosenbaum, Chief Legal Officer and General Counsel of Citigroup Asset Management; Jeffrey
S. Scott, Compliance Officer.

                                      * * *

     T. Rowe Price Small Cap, T. Rowe Price Equity Income, and T. Rowe Price Growth Stock: Sub-Adviser - T. Rowe Price Associates, Inc. ("T. Rowe")

     T. Rowe Price Associates, Inc., ("T. Rowe") located at 100 East Pratt Street, Baltimore, MD 21202. Directors of T. Rowe are: Edward C. Bernard; James A.C. Kennedy; William T. Reynolds; James S. Riepe; George A. Roche; and David Testa.

                                      * * *

     Great Companies - America(SM) and Great Companies - Technology(SM):
Sub-Adviser - Great Companies, L.L.C. ("Great Companies"); Templeton Great Companies Global: Great Companies, L.L.C. (Co-Sub-Adviser)

     Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Clearwater, Florida 33756, serves as sub-adviser to Great Companies - AmericaSM and Great Companies - TechnologySM, and as co-sub-adviser to Templeton Great Companies Global. John R. Kenney, Member and Manager, serves as Chairman and Co-CEO. James Hare Huguet, Member and Manager, serves as President, Co-CEO and Chief Investment Officer.; Thomas R. Moriarty, Manager, also serves as Chairman, Director and Co-President of InterSecurities, Inc.; Vice President of AFSG Securities Corp.; and Vice President of Western Reserve Life Assurance Co. of Ohio; John C. Riazzi, Manager, also serves as CEO of Transamerica Investment Management, LLC ("TIM"), an affiliated Investment Adviser of Great Companies, LLC; and Ray Ferrara, Manager, also serves as President and CEO of ProVise Management, a non-affiliated investment adviser.

                                      * * *

     Templeton Great Companies Global: Co-Sub-Adviser Templeton Investment Counsel, LLC ("Templeton")

     Templeton Investment Counsel, LLC ("Templeton"), One Franklin Parkway, San Mateo, California 94403-1906, serves as co-sub-adviser to Templeton Great Companies Global. The executive officers of Templeton are as follows: Donald F. Reed, CEO; Gary P. Motyl, President; Martin L. Flanagan, Executive Vice President & COO; Gregory E. McGowan, Executive Vice President; Mark R. Beveridge, Sr. Vice President & Portfolio Manager - Research Analyst; Tracy A. Harrington, Sr. Vice President - Institutional Marketing Support; William Howard, Executive Vice President & Portfolio Manager - Research Analyst; Charles
R. Hutchens, Sr. Vice President & Director Client Services; Peter A. Nori, Executive. Vice President & Director of Research; Cindy L. Sweeting, Executive. Vice President & Director of Research; Edgerton T. Scott, Sr. Vice President; Michael J. Corcoran, Vice President & Controller; Peter D. Anderson, Sr. Vice President - Institutional Marketing; Guang Yang, Sr. Vice President; Barbara J. Green, Secretary.

                                      * * *

     American Century Large Company Value: Sub-Adviser - American Century Investment Management Inc. ("American Century")

     American Century is located at, 4500 Main Street, Kansas City, MO 64111. James Evans Stowers, Jr. is Chairman of the Board; James Evans Stowers, III is Co-Chairman of the Board; William McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David H. Reinmiller is Chief Compliance Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.

                                      * * *

     American Century International: Sub-Adviser - American Century Global Investment Management, Inc. ("ACGIM")

     ACGIM is located at, The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017. . James Evans Stowers, Jr. is Chairman of the Board; James Evans Stowers, III is Co-Chairman of the Board; William McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David H. Reinmiller is Chief Compliance Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.

                                      * * *


     Munder Net50: Sub-Adviser - Munder Capital Management ("Munder")

     Munder, located at 480 Pierce Street, Birmingham, MI 48009, performs investment advisory services for investment companies and institutional and individual investors. The partners of Munder are WAM Holdings, Inc. ("WAM"), WAM Holdings II, Inc. ("WAM II") and Munder Group, LLC. WAM and WAM II are wholly-owned subsidiaries of Comerica Bank, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held band holding company. Comerica Incorporated, through its subsidiary Comerica Bank, owns or controls approximately 96% of the partnership interests in the Sub-Adviser (87% on a fully diluted basis). Executive

Officers of Munder include: Dennis J. Moordian, Chief Executive Officer, who also serves as Executive Vice President - Wealth and Institutional Management of Comerica Incorporated; Enrique Chang, President and Chief Executive Officer, who also serves as President and Principal Executive Officer of The Munder Funds, Executive Vice President, Investment Management and Chief Investment Officer of Comerica Bank and President of Pierce Street Advisors, LLC; Peter K. Hoglund, Managing Director, Chief Administrative Officer, who also serves as Vice President and Principal Financial Officer of The Munder Funds, and Chief Administrative Officer of Pierce Street Advisors, LLC; Todd B. Johnson, Managing Director, Chief Investment Officer, Passive, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of THE BISYS Group, Inc.; Peter G. Root, Managing Director, Chief Investment Officer - Fixed Income, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; Stephen J. Shenkenberg, Managing Director, General Counsel and Chief Compliance Officer, who also serves as Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer of The Munder Funds, General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC, and is a Registered Representative Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; John S. Adams, Managing Director, Chief Investment Officer, Equities, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; Sharon E. Fayolle, Managing Director, Cash Management, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; Anne K. Kennedy, Managing Director, Institutional Investment Services, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; and Beth Obear, Managing Director, Human Resources.

                                      * * *

     Capital Guardian Value, Capital Guardian U.S. Equity and Capital Guardian
Global: Sub-Adviser - Capital Guardian Trust Company ("Capital Guardian")

     Capital Guardian is located at, 333 South Hope Street, Los Angeles, CA 90071. The executive officers include: Michael R. Ericksen, Director; David I. Fisher, Director; William H. Hurt, Chairman & Director; Nancy J. Kyle, Director; Robert Ronus, Director; Theodore R. Samuels, Director; Lionel A. Sauvage, Director; John H. Seiter, Director & Executive Vice President; Eugene P. Stein, Executive Vice President; Andrew F. Barth, Director; Julius T. Berkemeir, Vice President; James S. Kong, Senior Vice President; Karin L. Larson Director; Louise M. Moriarty, Senior Vice President; Shelby Notkin, Senior Vice President.

                                      * * *


     Clarion Real Estate Securities: Sub-Adviser - ING Clarion Global Real Estate Securities ("Clarion")

     Clarion is located at 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087. Its officers are: Ritson T. Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen J. Furnary, Executive Officer; Charles Grossman, Executive Officer; G. Stephen Cordes, Executive Officer and Jeffrey A. Barclay, Executive Officer.

                                      * * *

     Jennison Growth: Sub-Adviser - Jennison Associates LLC ("Jennison")

     is a direct wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial Inc. Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.

     The business and other connections of Jennison Associates LLC's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

NAME AND ADDRESS                   Principal Occupation
----------------                   --------------------
Dennis M. Kass                     Director, Chairman and Chief Executive
                                   Officer, Jennison. Chairman and Manager,
                                   Quantitative Management Associates LLC
                                   ("QM"). Director and Vice President,
                                   Prudential Investment Management, Inc.
                                   ("PIM"). Signatory Second Vice President, The
                                   Prudential Insurance Company of America
                                   ("PICA").

Spiros Segalas                     Director, President and Chief Investment
                                   Officer, Jennison.

Ronald K. Andrews                  Director, Jennison. Senior Vice President,
Gateway Center Three, 15th Floor   Prudential Investments LLC. Senior Vice
100 Mulberry Street                President, American Skandia Investment
Newark, New Jersey 07102           Services, Incorporated. Senior Vice
                                   President, American Skandia Advisory
                                   Services, Inc. Manager, QM.

NAME AND ADDRESS                   Principal Occupation
----------------                   --------------------
Timothy J. Knierim                 Director, Jennison. Assistant Secretary, PIM
Gateway Center Two, 6th Floor      Warehouse, Inc. ("PIMW"). Corporate
100 Mulberry Street                Secretary, Pramerica Financial Asia Limited.
Newark, New Jersey 07102           Secretary and Vice President, Residential
                                   Information Services, Inc. Vice President,
                                   PIM. Manager, QM.

Bernard B. Winograd                Director, Jennison. Director, Chief Executive
Gateway Center Three, 15th Floor   Officer and President, PIM. Director and Vice
100 Mulberry Street                President, Prudential Asset Management
Newark, New Jersey 07102           Holding Company. Director and Chairman, PIMW.
                                   Director and Chairman, PIC Holdings Limited.
                                   Executive Vice President, Prudential
                                   Investment Management Services LLC. Director
                                   and President, PIM Investments, Inc.
                                   President, PIM Foreign Investments, Inc.
                                   Signatory Second Vice President, PICA.
                                   Manager, QM.

Mirry M. Hwang                     Secretary, Vice President and Corporate
                                   Counsel, Jennison.


Kenneth Moore                      Treasurer, Senior Vice President and Chief
                                   Financial Officer, Jennison. Chief Financial
                                   Officer, Manager and Vice President, QM. Vice
                                   President, PIM. Director, Prudential Trust
                                   Company ("PTC"). Signatory Second Vice
                                   President, PICA.

Blair A. Boyer                     Executive Vice President, Jennison.

David Chan                         Executive Vice President, Jennison.

Michael A. Del Balso               Executive Vice President, Jennison.
                                   Vice President, PTC.

Thomas F. Doyle                    Executive Vice President, Jennison.
1000 Winter Street, Suite 4900
Waltham, Massachusetts 02154

Daniel J. Duane                    Executive Vice President, Jennison.
                                   Vice President, PTC.

Scott L. Hayward                   Executive Vice President, Jennison.
                                   Vice President, PIM. Vice President, QM.
                                   Signatory Second Vice President, PICA.

Susan F. Hirsch                    Executive Vice President, Jennison.

David A. Kiefer                    Executive Vice President, Jennison.
                                   Vice President, PTC.

Jonathan R. Longley                Executive Vice President, Jennison.
1000 Winter Street, Suite 4900
Waltham, Massachusetts 02154

Mehdi A. Mahmud                    Executive Vice President, Jennison.
                                   Vice President, QM.

Kathleen A. McCarragher            Executive Vice President, Jennison.
                                   Vice President, PTC.

Thomas G. Wolfe                    Executive Vice President, Jennison.

Andrew Goldberg                    Senior Vice President, Jennison.
                                   Vice President, QM. Signatory Second Vice
                                   President, PICA.

Leslie S. Rolison                  Senior Vice President, Jennison.

                                      * * *


     MFS High Yield: Sub-Adviser - MFS Investment Management ("MFS")

     MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. The Directors of MFS are John W. Ballen, Kevin R. Parke, William W. Scott, Jr., Martin E. Beaulieu, Robert J. Manning, C. James Prieur, Donald A. Stewart, William W. Stinson, James C. Baillie and Richard L. Schmalensee. Jeffrey L. Shames is the Chairman, Mr. Ballen is Chief Executive Officer, Mr. William Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and also Director of Global Distribution. Mr. Parke is President and also Chief Investment Officer. Mr. Manning is also Executive Vice President and Chief Fixed Income Officer. Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Robert J. Whelan is a Senior Vice President and Chief Financial Officer of MFS, and Thomas B. Hastings is a Senior Vice President and Treasurer of MFS.

                                      * * *


     PIMCO Total Return: Sub-Adviser - Pacific Investment Management Co LLC ("PIMCO")

     PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Officers and Executive Officers of PIMCO are as follows:
Tammie J. Arnold, William R. Benz, John B. Brynjolfsson, Wendy W. Cupps, Chris
P. Dialynas, Mohamed A. El-Erian, William H. Gross (EC), Pasi M. Hamalainen, Brent R. Harris (EC), Douglas M. Hodge (Tokyo), Brent L. Holden (EC), Margaret
E. Isberg, James M. Keller, Raymond G. Kennedy, John S. Loftus, Sudesh N. Mariappa, Scott A. Mather (Munich), Paul A. McCulley, Joseph McDevitt (London), James F. Muzzy, Mohan V. Phansalkar, William F. Podlich (Consulting), William C. Powers (EC), Ernest L. Schmider, W. Scott Simon, William S. Thompson (EC), Richard M. Weil (EC), Changhong Zhu; William S. Thompson, Chief Executive Officer; William H. Gross, Chief Investment Officer; John C. Maney, Chief Financial Officer; Mohan V. Phansalkar, Chief Legal Officer; Richard M. Weil, Chief Operating Officer; Denise C. Seliga, Chief Compliance Officer; R. Wesley Burns, Director.

EC = Executive Committee of PIMCO

                                      * * *

     Transamerica Equity, Transamerica U.S. Government Securities, Transamerica Balanced, Transamerica Equity II, Transamerica Money Market, Transamerica Value Balanced, Transamerica Convertible Securities, Transamerica Small/Mid Cap Value and Transamerica Growth Opportunities: Sub-Adviser - Transamerica Investment Management, LLC ("TIM")

     TIM is located at 1150 South Olive Street, Suite 2700, Los Angeles, California 90015. The officers are Gary U. Rolle', Principal, Managing Director and Chief Investment Officer; John C. Riazzi, Principal Managing Director and Chief Executive Officer; Michelle E. Stevens, Principal, Managing Director and Portfolio Manager; Heidi Y. Hu, Head of Fixed-Income Investments, Principal, Managing Director and Portfolio Manager; David W. Lubchenco, Principal and Managing Director; Glenn C. Weirick, Principal, Managing Director and Portfolio Manager; Bradley C. Slocum, Principal and Managing Director; Larry Norman, President and Chief Executive Officer of AEGON USA, Inc.; and Paula Nelsen, Chief Executive Officer of Transamerica. and Ray Ferrara, Manager, also serves as President, CEO of ProVise Management, a non-affiliated investment adviser.

                                      * * *

     Marsico Growth: Sub-Adviser - Columbia Management Advisors, LLC (formerly, Banc of America Capital LLC) ("CMA")

     CMA, 100 Federal Street, Boston, MA 02110, serves as sub-adviser to Marsico Growth. Keith T. Banks, Chairman, President, Chief Executive Officer, Chief Investment Officer and Manager; Roger A. Sayler, Managing Director and Manager; Linda J. Wondrack, Chief Compliance Officer; Andrei G. Magasiner, Chief Financial Officer.

                                      * * *

     Mercury Large Cap Value: Sub-Adviser - Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury")

     Mercury is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. Robert
C. Doll, President, Chief Investment Officer; Anthony J. Patti, Head - Americas Risk and Performance; Thomas J. Verage, Managing Director, Equity Investments; Brian J. Fullerton, Head of Investments; Kenneth A. Jacob, Co-Head - Tax-Exempt Investments; John M. Loffredo, Co-Head - Tax-Exempt Investments; Brian A. Murdock, First Vice President and Chief Operating Officer of Americas Region; Donald C. Burke, Treasurer; Andrew J. Donahue, Chief Legal Officer; Jay L. Willoughby, CIO - Private Investors; Archie J. Struthers, Head - Managed Account Team of Private Investors.


Item 27. Principal Underwriter

     (a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Fund. AFSG, whose address is 4333 Edgewood Road, Cedar Rapids, Iowa 52494, currently serves as principal underwriter for the separate accounts of other affiliated Insurance Companies.

     (b) Directors and Officers of AFSG:

Larry N. Norman            (1)   Director and President                             N/A

Paula G. Nelson            (5)   Director                                           N/A

Phillip S. Eckman          (5)   Director                                           N/A

Lisa Wachendorf            (1)   Vice President and Chief Compliance Officer        N/A

John K. Carter             (2)   Vice President                                     Senior Vice President, Secretary,
                                                                                    Counsel and Chief Compliance Officer

Michael C. Massrock        (2)   Vice President                                     N/A

Carol A. Sterlacci         (2)   Assistant Controller and Treasurer                 N/A

Frank A. Camp              (1)   Secretary                                          N/A

Teresa L. Stolba           (1)   Assistant Compliance Officer                       N/A

Clifton W. Flenniken III   (4)   Assistant Treasurer                                N/A

Priscilla I. Hechler       (2)   Assistant Vice President and Assistant Secretary   N/A

Darin D. Smith             (1)   Vice President and Assistant Secretary             N/A

Kyle A. Keelan             (1)   Vice President                                     N/A

(1)  4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)  570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)  400 West Market Street, Louisville, KY 40202

(4)  1111 North Charles Street, Baltimore, MD 21201

(5)  600 South Highway 169, Suite 1800, Minneapolis, MN 55426

Item 28. Location of Accounts and Records.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of Transamerica Fund Advisors, Inc. and Transamerica Fund Services, Inc. at their offices at 570 Carillon Parkway, St. Petersburg. Florida 33716, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02111.

Item 29. Management Services.

     Not applicable

Item 30. Undertakings.

     Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of St. Petersburg, and state of Florida, on the 28th day of April, 2006.

                                       AEGON/Transamerica Series Trust


                                       By: /s/ Brian C. Scott
                                           -------------------------------------
                                           Brian C. Scott*
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 66 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title                                                      Date
-------------------                                                      ----


/s/ Peter R. Brown                       Chairman & Trustee              April 28, 2006
--------------------------------------
Peter R. Brown *


/s/ William W. Short, Jr.                Trustee                         April 28, 2006
--------------------------------------
William W. Short, Jr. *


/s/ Daniel Calabria                      Trustee                         April 28, 2006
--------------------------------------
Daniel Calabria *


/s/ Charles C. Harris                    Trustee                         April 28, 2006
--------------------------------------
Charles C. Harris*


/s/ Janice B. Case                       Trustee                         April 28, 2006
--------------------------------------
Janice B. Case*


/s/ Thomas P. O'Neill                    Trustee                         April 28, 2006
--------------------------------------
Thomas P. O'Neill*


/s/ Russell A. Kimball, Jr.              Trustee                         April 28, 2006
--------------------------------------
Russell A. Kimball, Jr. *


/s/ Leo J. Hill                          Trustee                         April 28, 2006
--------------------------------------
Leo J. Hill *


/s/ John W. Waechter                     Trustee                         April 28, 2006
--------------------------------------
John W. Waechter*


/s/ Brian C. Scott                       Trustee, President              April 28, 2006
--------------------------------------   & Chief Executive Officer
Brian .C. Scott *


/s/ Glenn Brightman                      Vice President                  April 28, 2006
--------------------------------------   & Principal Financial Officer
Glenn Brightman



/s/ John K. Carter
--------------------------------------
* Signed by John K. Carter
  as Attorney-in-fact

                             WASHINGTON, D.C. 20549
                       SECURITIES AND EXCHANGE COMMISSION


                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 66 TO
                            REGISTRATION STATEMENT ON
                                    FORM N-1A

                         AEGON/TRANSAMERICA SERIES TRUST
                             REGISTRATION NO. 33-507

                                  EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------
23(d)(1)(d)      Amendment to Investment Advisory Agreement dated May 1, 2006 -
                 International Moderate Growth Fund

23(d)(3)         Amendment to Investment Sub-Advisory Agreement - Van Kampen
                 Mid-Cap Growth

23(d)(10)        Revised Investment Sub-Advisory Agreement -Salomon Investors
                 Value

23(d)(12)        Amendment to Investment Sub-Advisory Agreement - Great
                 Companies - America(SM) and Great Companies - Technology(SM)

23(d)(17)        Amendment to Investment Sub-Advisory Agreement - Clarion Global
                 Real Estate Securities

23(d)(22)        Amendment to Investment Sub-Advisory Agreement - T. Rowe Price
                 Equity Income and T. Rowe Price Growth Stock

23(d)(23)        Amendment to Investment Sub-Advisory Agreement - Capital
                 Guardian Value, Capital Guardian U.S. Equity and Capital
                 Guardian Global

23(d)(24)        Amendment to Investment Sub-Advisory Agreement - Jennison
                 Growth

23(d)(27)        Amendment to Investment Sub-Advisory Agreement - J.P. Morgan
                 Enhanced Index

23(d)(28)        Amendment to Investment Sub-Advisory Agreement - MFS High Yield

23(d)(34)        Amendment to Morningstar Asset Allocation Management Agreement
                 -International Moderate Growth Fund

23(i)            Opinion of Counsel

23(j)            Consent of PricewaterhouseCoopers LLP

23(p)(9)         Code of Ethics - Third Avenue Management LLC

23(p)(11)        Code of Ethics - Munder Capital Management

23(p)(14)        Code of Ethics - MFS Investment Management

23(p)(18)        Code of Ethics - Capital Guardian Trust Company